FIDELITY(REGISTERED TRADEMARK) ADVISOR
JAPAN FUND - CLASS A, CLASS T, CLASS B
AND CLASS C

SEMIANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             12  The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    15  A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           16  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  22  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 31  Notes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE



(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(Registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR JAPAN FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV JAPAN - CL A        10.63%         75.82%       110.63%

FIDELITY ADV JAPAN - CL A        4.27%          65.71%       98.52%
(INCL. 5.75% SALES CHARGE)

TOPIX                            2.10%          37.05%       63.59%

Japanese Funds Average           5.46%          52.96%       n/a

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,400 stocks traded in the Japanese market. To measure how Class A's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 48 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000       PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV JAPAN - CL A          75.82%       72.25%

FIDELITY ADV JAPAN - CL A          65.71%       64.96%
(INCL. 5.75% SALES CHARGE)

TOPIX                              37.05%       43.23%

Japanese Funds Average             52.96%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Japan -CL A              TOPIX
             00741                       TK001
  1998/12/17       9425.00                    10000.00
  1998/12/31       9698.33                    10238.23
  1999/01/31       9566.38                    10289.31
  1999/02/28       9434.43                    10044.32
  1999/03/31      10650.25                    11394.22
  1999/04/30      11291.15                    11936.61
  1999/05/31      10819.90                    11401.97
  1999/06/30      12563.53                    12483.01
  1999/07/31      14165.78                    13756.39
  1999/08/31      15419.30                    14193.44
  1999/09/30      16635.13                    15124.67
  1999/10/31      17945.20                    16022.57
  1999/11/30      20376.85                    17184.50
  1999/12/31      22898.98                    18008.15
  2000/01/31      21183.96                    17031.27
  2000/02/29      22228.30                    16762.53
  2000/03/31      21864.22                    17826.50
  2000/04/28      19852.17                    16359.34
IMATRL PRASUN   SHR__CHT 20000430 20000518 141256 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Class A on December 17, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by April 30, 2000, the value of the investment would have grown to $19,852 - a 98.52% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index (TOPIX) did over the same period. With dividends reinvested, the same $10,000 would have grown to $16,359 - a 63.59% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR JAPAN FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV JAPAN - CL T        10.48%         75.46%       110.03%

FIDELITY ADV JAPAN - CL T        6.62%          69.32%       102.68%
(INCL. 3.50% SALES CHARGE)

TOPIX                            2.10%          37.05%       63.59%

Japanese Funds Average           5.46%          52.96%       n/a

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,400 stocks traded in the Japanese market. To measure how Class T's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 48 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV JAPAN - CL T        75.46%       71.88%

FIDELITY ADV JAPAN - CL T        69.32%       67.47%
(INCL. 3.50% SALES CHARGE)

TOPIX                            37.05%       43.23%

Japanese Funds Average           52.96%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Japan -CL T              TOPIX
             00745                       TK001
  1998/12/17       9650.00                    10000.00
  1998/12/31       9929.85                    10238.23
  1999/01/31       9794.75                    10289.31
  1999/02/28       9650.00                    10044.32
  1999/03/31      10894.85                    11394.22
  1999/04/30      11551.05                    11936.61
  1999/05/31      11068.55                    11401.97
  1999/06/30      12853.80                    12483.01
  1999/07/31      14494.30                    13756.39
  1999/08/31      15768.10                    14193.44
  1999/09/30      17012.95                    15124.67
  1999/10/31      18344.65                    16022.57
  1999/11/30      20834.35                    17184.50
  1999/12/31      23405.35                    18008.15
  2000/01/31      21650.19                    17031.27
  2000/02/29      22709.17                    16762.53
  2000/03/31      22326.76                    17826.50
  2000/04/28      20267.64                    16359.34
IMATRL PRASUN   SHR__CHT 20000430 20000518 141700 R00000000000020
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by April 30, 2000, the value of the investment would have grown to $20,268 - a 102.68% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index (TOPIX) did over the same period. With dividends reinvested, the same $10,000 would have grown to $16,359 - a 63.59% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR JAPAN FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 5%, 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV JAPAN - CL B      10.16%         74.41%       108.42%

FIDELITY ADV JAPAN - CL B      5.16%          69.41%       104.42%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

TOPIX                          2.10%          37.05%       63.59%

Japanese Funds Average         5.46%          52.96%       n/a

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,400 stocks traded in the Japanese market. To measure how Class B's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 48 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV JAPAN - CL B        74.41%       70.92%

FIDELITY ADV JAPAN - CL B        69.41%       68.52%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

TOPIX                            37.05%       43.23%

Japanese Funds Average           52.96%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Japan -CL B              TOPIX
             00742                       TK001
  1998/12/17      10000.00                    10000.00
  1998/12/31      10290.00                    10238.23
  1999/01/31      10140.00                    10289.31
  1999/02/28       9990.00                    10044.32
  1999/03/31      11270.00                    11394.22
  1999/04/30      11950.00                    11936.61
  1999/05/31      11450.00                    11401.97
  1999/06/30      13280.00                    12483.01
  1999/07/31      14960.00                    13756.39
  1999/08/31      16280.00                    14193.44
  1999/09/30      17550.00                    15124.67
  1999/10/31      18920.00                    16022.57
  1999/11/30      21480.00                    17184.50
  1999/12/31      24120.88                    18008.15
  2000/01/31      22293.54                    17031.27
  2000/02/29      23369.64                    16762.53
  2000/03/31      22973.72                    17826.50
  2000/04/28      20442.00                    16359.34
IMATRL PRASUN   SHR__CHT 20000430 20000518 142617 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Class B on December 17, 1998, when the fund started. As the chart shows, by April 30, 2000, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $20,442 - a 104.42% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index (TOPIX) did over the same period. With dividends reinvested, the same $10,000 would have grown to $16,359 - a 63.59% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR JAPAN FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 1%, 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV JAPAN - CL C      10.21%         74.58%       108.62%

FIDELITY ADV JAPAN - CL C      9.21%          73.58%       108.62%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

TOPIX                          2.10%          37.05%       63.59%

Japanese Funds Average         5.46%          52.96%       n/a

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,400 stocks traded in the Japanese market. To measure how Class C's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 48 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV JAPAN - CL C        74.58%       71.04%

FIDELITY ADV JAPAN - CL C        73.58%       71.04%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

TOPIX                            37.05%       43.23%

Japanese Funds Average           52.96%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Japan -CL C              TOPIX
             00743                       TK001
  1998/12/17      10000.00                    10000.00
  1998/12/31      10290.00                    10238.23
  1999/01/31      10140.00                    10289.31
  1999/02/28       9990.00                    10044.32
  1999/03/31      11270.00                    11394.22
  1999/04/30      11950.00                    11936.61
  1999/05/31      11450.00                    11401.97
  1999/06/30      13280.00                    12483.01
  1999/07/31      14970.00                    13756.39
  1999/08/31      16290.00                    14193.44
  1999/09/30      17550.00                    15124.67
  1999/10/31      18930.00                    16022.57
  1999/11/30      21490.00                    17184.50
  1999/12/31      24141.01                    18008.15
  2000/01/31      22313.68                    17031.27
  2000/02/29      23399.93                    16762.53
  2000/03/31      22993.85                    17826.50
  2000/04/28      20861.97                    16359.34
IMATRL PRASUN   SHR__CHT 20000430 20000518 143147 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Class C on December 17, 1998, when the fund started. As the chart shows, by April 30, 2000, the value of the investment would have grown to $20,862 - a 108.62% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index (TOPIX) did over the same period. With dividends reinvested, the same $10,000 would have grown to $16,359 - a 63.59% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Resembling their counterparts in the
United States, the majority of major
international equity markets
travelled a similar path of
performance during the six-month
period ending April 30, 2000, with
several months of spectacular returns
spurred by high-flying technology
and telecommunications stocks
followed by profit taking and
valuation concerns in March and
April. Still, the majority of
international equity indexes closed
out the period with fairly strong
positive returns. The Morgan
Stanley Capital International EAFE(registered trademark)
Index - which measures the
performance of stock markets in
Europe, Australasia and the Far
East - closed the six months
ending April 30, 2000, up 6.81%.
Of course, some countries
contributed more than others.
Japan, the equity market darling of
1999, so far has found the first year
of the new millennium a little more
daunting, with the Tokyo Stock
Exchange Index down 9.16%
year-to-date and up just 2.10% for
the six-month period. European
markets, as measured by the
Morgan Stanley Europe Index,
returned 8.43% during the past six
months on the strength of favorable
corporate earnings. In general,
emerging markets, which enjoyed a
strong comeback in 1999,
continued their momentum into
2000, highlighted by the six-month
13.87% gain posted by the Morgan
Stanley Emerging Market Free
Index.

(photograph of Brenda Reed)

An interview with Brenda Reed, Portfolio Manager of Fidelity Advisor
Japan Fund

Q. HOW DID THE FUND PERFORM, BRENDA?

A. The fund managed to finish well ahead of its benchmarks in an increasingly volatile market environment. For the six months that ended April 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned 10.63%, 10.48%, 10.16% and 10.21%, respectively, beating the Tokyo Stock Exchange Index (TOPIX) and the Japanese funds average tracked by Lipper Inc., which had respective returns of 2.10% and 5.46%. For the 12 months that ended April 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned 75.82%, 75.46%, 74.41% and 74.58%, respectively. By comparison, the index and the average returned 37.05% and 52.96%, respectively.

Q. WHY DID THE FUND BEAT THE INDEX AND ITS PEER GROUP DURING THE
SIX-MONTH PERIOD?

A. Most of the fund's relative outperformance occurred in the final two months of 1999, when stock markets worldwide staged a powerful but narrow rally led by the market sectors representing the new economy - technology, media and telecommunications. Favorable stock selection and overweightings in these critical sectors enabled the fund to pull ahead of the index and the average by a wide margin. Unfortunately, new economy stocks gave up much of their gains during the rest of the period. At the same time, cyclical and defensive stocks staged a comeback. I rotated some money into these rebounding sectors, but technology remained the fund's largest sector allocation - 23.5% of net assets - at the end of the period. I couldn't see enough long-term growth potential in cyclical and defensive stocks to make a radical readjustment in the fund's focus.

Q. WITHIN TECHNOLOGY AND TELECOMMUNICATIONS, WHERE DID YOU CONCENTRATE THE FUND'S INVESTMENTS?

A. I focused mainly on two areas. First, I emphasized companies - such as NTT DoCoMo, Kyocera and Murata Manufacturing - that either provide cellular phone services or make components for cellular phones. These companies have extremely cost-efficient operations, and they also benefited from the ability to raise prices due to healthy worldwide demand. The other area of interest to me was factory automation. The robust recovery in Southeast Asia, where Japanese companies making automation equipment do much of their business, boosted revenue and earnings prospects for them. Omron was an example of a holding in this latter category.

Q. WHAT STOCKS DID WELL FOR THE FUND?

A. Furukawa Electric was a key contributor and represented my biggest overweighted position relative to the index. The company makes fiber-optic cable, but the most exciting aspect of its business is WDM
- wave division multiplexing. WDM involves using lasers and mirrors to split light into its component parts and increase the capacity of fiber-optic pathways. In addition, the company has significant holdings of U.S. stock JDS Uniphase, to which it also is a supplier. Another solid performer was Toyota Motor Corp., which saw strong growth in its U.S. car sales. Investors also responded positively to Toyota's recent move to invest in the cellular telecommunications area.

Q. WHAT STOCKS WERE DISAPPOINTING?

A. Cellular holding Hikari Tsushin, formerly a standout performer, ran into several problems during the period. The company's rapid growth occurred without sufficiently tight management controls, resulting in loose accounting practices at some stores. Furthermore, although the cellular market in Japan continued to boom, growth slowed from the unsustainably high levels of the past year or two. Finally, the company's president was the victim of some extremely negative press coverage, much of which amounted to personal attacks of questionable credibility. Nonetheless, I sold much of the fund's holdings of Hikari Tsushin for valuation reasons during the period.

Q. WHAT'S YOUR OUTLOOK, BRENDA?

A. Earlier in the most recent fiscal year, Japan experienced two consecutive quarters of negative GDP, which meant that the country had entered a recession according to the traditional definition of that term. However, due to the confusing way in which the government measures consumer spending, most analysts believe that economic growth for that period was understated. There are currently many signs of improvement - for example, healthy sales of computers and cellular phones, increased capital spending, rising employment and robust growth in international travel. These mixed signals for the economy make stock selection difficult. As a result, my short-term focus will be on keeping the fund's sector weightings close to those of TOPIX and emphasizing strong earnings potential.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: long-term growth of
capital by investing mainly in
equity securities of Japanese
issuers

START DATE: December 17, 1998

SIZE: as of April 30, 2000,
more than $150 million

MANAGER: Brenda Reed,
since 1998; joined Fidelity in
1992

BRENDA REED ON JAPAN'S
ZERO INTEREST-RATE POLICY:

"As a way of stimulating the depressed
economy, Japanese monetary officials
have kept short-term interest rates
around 0% for the past several years.
However, recently there has been talk
of raising rates - perhaps as a way
of fending off deflation, a condition in which prices and wages actually decline. In the long term, I think there's no question that such a move is desirable. Artificially low interest rates subsidize inefficient uses of capital and allow marginal companies to survive. Higher rates, on the other hand, would help weed out these marginal companies by raising their cost of capital, forcing many of them into bankruptcy. The strong would survive, and an economy populated mostly by strong companies would have many benefits.

"Unfortunately, the `medicine' of
higher interest rates would have some
negative short-term repercussions.
An increase in bankruptcies at a time
when the country appears to be
getting back on its feet would result
in more negative consumer sentiment
- not the ideal way to stimulate
spending. Furthermore, increased
borrowing costs would cut into
corporate profits. Fortunately, the
fund is well-positioned because of its
emphasis on companies with clean
balance sheets and declining debt.
Nevertheless, rising rates tend to
create a difficult environment for
stocks in many sectors, as we have
seen in the United States during the
past year."

NOTE TO SHAREHOLDERS: Effective
June 16, 2000, William Kennedy will
become Portfolio Manager of Fidelity
Advisor Japan Fund.


INVESTMENT CHANGES





TOP TEN STOCKS BY ISSUER AS
OF APRIL 30, 2000

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

NTT DoCoMo, Inc.                  8.2                     5.8

Toyota Motor Corp.                4.2                     2.4

Furukawa Electric Co. Ltd.        3.0                     1.2

Sony Corp.                        2.8                     1.5

Rohm Co. Ltd.                     2.7                     1.5

Takeda Chemical Industries Ltd.   2.6                     2.4

The Suruga Bank Ltd.              2.5                     0.1

Kyocera Corp.                     2.4                     2.0

Softbank Corp.                    2.3                     2.4

Murata Manufacturing Co. Ltd.     2.1                     0.0

                                  32.8                    19.3

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

Technology                        23.5                    24.7

Utilities                         12.4                    14.6

Durables                          12.3                    12.1

Industrial Machinery &            9.7                     5.8
Equipment

Finance                           9.1                     12.3



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000                                        AS OF OCTOBER 31, 1999

Stocks                          95.2%                       Stocks                            94.9%

Short-Term Investments and                                  Short-Term Investments and
Net Other Assets                 4.8%                       Net Other Assets                   5.1%

Row: 1, Col: 1, Value: 95.2                                 Row: 1, Col: 1, Value: 94.90000000000001
Row: 1, Col: 2, Value: 0.0                                  Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                  Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                  Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                  Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                  Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                  Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.8                                  Row: 1, Col: 8, Value: 5.1





INVESTMENTS APRIL 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 95.2%

                                 SHARES                     VALUE (NOTE 1)

BASIC INDUSTRIES - 5.6%

CHEMICALS & PLASTICS - 5.1%

Asahi Chemical Industry Co.       191,000                   $ 1,098,594
Ltd. (a)

Hitachi Chemical Co. Ltd.         37,000                     944,331

Kaneka Corp.                      112,000                    1,439,615

Mitsubishi Chemical Corp.         234,000                    936,952

Nippon Zeon Co. Ltd.              181,000                    1,121,417

Nissan Chemical Industries        129,000                    694,267
Co. Ltd.

Shin-Etsu Chemical Co. Ltd.       28,000                     1,478,454

                                                             7,713,630

PAPER & FOREST PRODUCTS - 0.5%

Nippon Paper Industries Co.       121,000                    765,341
Ltd.

TOTAL BASIC INDUSTRIES                                       8,478,971

CONSTRUCTION & REAL ESTATE -
2.0%

BUILDING MATERIALS - 1.1%

Nippon Sheet Glass Co. Ltd.       180,000                    1,597,929

CONSTRUCTION - 0.5%

Daito Trust Construction Co.      51,200                     804,883

REAL ESTATE - 0.4%

Mitsubishi Estate Co. Ltd.        52,000                     584,243

TOTAL CONSTRUCTION & REAL                                    2,987,055
ESTATE

DURABLES - 12.3%

AUTOS, TIRES, & ACCESSORIES -
7.2%

Honda Motor Co. Ltd. (a)          36,000                     1,593,000

Tokai Corp.                       75,000                     825,319

Toyoda Gosei Co. Ltd.             35,000                     2,022,841

Toyota Motor Corp.                126,000                    6,296,063

                                                             10,737,223

CONSUMER ELECTRONICS - 5.1%

Matsushita Electric               59,000                     1,572,350
Industrial Co. Ltd.

Pioneer Corp.                     33,000                     900,222

Sharp Corp.                       50,000                     964,028

Sony Corp.                        16,600                     1,872,687

Sony Corp. (New)                  21,500                     2,425,469

                                                             7,734,756

TOTAL DURABLES                                               18,471,979

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1)

FINANCE - 9.1%

BANKS - 5.8%

Bank of Tokyo-Mitsubishi Ltd.     80,000                    $ 1,031,256

Dai-Ichi Kangyo Bank Ltd.         251,000                    2,079,674

Fuji Bank Ltd.                    100,000                    832,254

Sakura Bank Ltd.                  155,000                    1,086,462

The Suruga Bank Ltd.              218,000                    3,729,425

                                                             8,759,071

SECURITIES INDUSTRY - 3.3%

Daiwa Securities Group, Inc.      154,000                    2,349,732

Nikko Securities Co. Ltd.         72,000                     848,900

Nomura Securities Co. Ltd.        67,000                     1,685,223

                                                             4,883,855

TOTAL FINANCE                                                13,642,926

HEALTH - 8.4%

DRUGS & PHARMACEUTICALS - 7.2%

Fujisawa Pharmaceutical Co.       71,000                     2,659,053
Ltd.

Sankyo Co. Ltd.                   26,000                     572,221

Takeda Chemical Industries        59,000                     3,879,138
Ltd.

Yamanouchi Pharmaceutical Co.     49,000                     2,587,294
Ltd.

Yoshitomi Pharmaceutical          80,000                     1,124,468
Industries Ltd.

                                                             10,822,174

MEDICAL EQUIPMENT & SUPPLIES
- 1.2%

Hoya Corp.                        17,000                     1,729,240

TOTAL HEALTH                                                 12,551,414

INDUSTRIAL MACHINERY &
EQUIPMENT - 9.7%

ELECTRICAL EQUIPMENT - 7.7%

Furukawa Electric Co. Ltd.        325,000                    4,505,040

Mitsubishi Electric Corp.         105,000                    896,199

Murata Manufacturing Co. Ltd.     16,000                     3,107,083

Omron Corp.                       112,000                    3,044,942

                                                             11,553,264

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.0%

SMC Corp.                         7,500                     $ 1,491,123

THK Co. Ltd.                      36,600                     1,539,948

                                                             3,031,071

TOTAL INDUSTRIAL MACHINERY &                                 14,584,335
EQUIPMENT

MEDIA & LEISURE - 4.1%

BROADCASTING - 2.6%

Fuji Television Network, Inc.     98                         1,631,219

Tokyo Broadcasting System,        53,000                     2,303,495
Inc.

                                                             3,934,714

LEISURE DURABLES & TOYS - 0.8%

Nintendo Co. Ltd.                 7,600                      1,265,027

PUBLISHING - 0.4%

Kadokawa Shoten Publishing        3,500                      566,395
Co. Ltd.

RESTAURANTS - 0.3%

Saizeriya Co. Ltd.                5,200                      403,921

TOTAL MEDIA & LEISURE                                        6,170,057

NONDURABLES - 1.7%

BEVERAGES - 0.5%

Kirin Beverage Corp.              34,000                     672,832

FOODS - 0.6%

Ajinomoto Co., Inc.               84,000                     959,312

HOUSEHOLD PRODUCTS - 0.6%

Lion Corp.                        26,000                     106,991

Shiseido Co. Ltd.                 61,000                     770,538

                                                             877,529

TOTAL NONDURABLES                                            2,509,673

RETAIL & WHOLESALE - 2.3%

APPAREL STORES - 0.8%

World Co. Ltd.                    11,600                     871,019

World Co. Ltd. New                4,750                      356,667

                                                             1,227,686

GENERAL MERCHANDISE STORES -
1.1%

Seven Eleven Japan Co. Ltd.       13,000                     1,598,853

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.4%

Don Quijote Co. Ltd.              3,400                     $ 575,365

TOTAL RETAIL & WHOLESALE                                     3,401,904

SERVICES - 2.8%

ADVERTISING - 1.1%

Asatsu-DK, Inc.                   38,900                     1,604,346

SERVICES - 1.7%

Nippon System Development Co.     15,600                     1,487,294
Ltd.

Secom Co. Ltd.                    9,000                      754,023

Shinki Co. Ltd.                   14,500                     344,600

                                                             2,585,917

TOTAL SERVICES                                               4,190,263

TECHNOLOGY - 23.5%

COMMUNICATIONS EQUIPMENT - 0.7%

NEC Corp.                         38,000                     1,033,105

COMPUTER SERVICES & SOFTWARE
- 5.2%

Capcom Co. Ltd.                   4,350                      160,903

Fujitsu Ltd.                      100,000                    2,829,665

Hitachi Information Systems       41,000                     1,588,589
Co. Ltd.

KOEI Co. Ltd.                     3,180                      114,097

Konami Co. Ltd.                   1,000                      61,032

Konami Co. Ltd. New               7,500                      437,627

Net One Systems Co. Ltd.          24                         818,938

Oracle Corp. Japan                500                        402,256

Square Co. Ltd.                   6,100                      448,446

Trend Micro, Inc. (a)             6,000                      898,835

                                                             7,760,388

COMPUTERS & OFFICE EQUIPMENT
- 5.6%

Canon, Inc.                       43,000                     1,996,812

Oki Electric Industry Co.         151,000                    1,061,217
Ltd. (a)

Ricoh Co. Ltd.                    88,000                     1,855,373

Softbank Corp.                    3,900                      959,312

Softbank Corp. New                10,400                     2,558,165

                                                             8,430,879

ELECTRONIC INSTRUMENTS - 0.7%

Tokyo Seimitsu Co. Ltd.           10,700                     1,118,088

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONICS - 10.5%

Hirose Electric Co. Ltd.          8,300                     $ 1,002,386

Hosiden Corp.                     19,000                     885,519

Kyocera Corp.                     21,900                     3,636,769

Mitsumi Electric Co. Ltd.         20,000                     824,857

Nichicon Corp.                    73,000                     1,957,648

Nidec Corp.                       7,000                      485,482

Nidec Corp. New                   6,700                      464,675

Nitto Denko Corp.                 42,000                     1,646,754

Rohm Co. Ltd.                     11,900                     3,983,540

Toko, Inc.                        96,000                     798,964

                                                             15,686,594

PHOTOGRAPHIC EQUIPMENT - 0.8%

Fuji Photo Film Co. Ltd.          16,000                     656,000

Konica Corp. (a)                  122,000                    587,775

                                                             1,243,775

TOTAL TECHNOLOGY                                             35,272,829

TRANSPORTATION - 1.3%

AIR TRANSPORTATION - 0.7%

Nippon Express Co. Ltd.           164,000                    1,034,289

RAILROADS - 0.6%

West Japan Railway Co.            268                        921,916

TOTAL TRANSPORTATION                                         1,956,205

UTILITIES - 12.4%

CELLULAR - 8.3%

Hikari Tsushin, Inc.              1,400                      201,960

NTT DoCoMo, Inc.                  367                        12,251,434

                                                             12,453,394

TELEPHONE SERVICES - 4.1%

DDI Corp.                         166                        1,903,458

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

KDD Corp.                         14,500                    $ 1,678,750

Nippon Telegraph & Telephone      210                        2,602,182
Corp.

                                                             6,184,390

TOTAL UTILITIES                                              18,637,784

TOTAL COMMON STOCKS                                          142,855,395
(Cost $116,264,608)

CASH EQUIVALENTS - 6.5%



Taxable Central Cash Fund,        9,774,828                  9,774,828
5.77% (b) (Cost $9,774,828)

TOTAL INVESTMENT PORTFOLIO -                                 152,630,223
101.7%
(Cost $126,039,436)

NET OTHER ASSETS - (1.7)%                                    (2,529,708)

NET ASSETS - 100%                                          $ 150,100,515

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost
of investment securities for income tax purposes was $127,632,091. Net unrealized appreciation aggregated $24,998,132, of which $31,408,078 related to appreciated investment securities and $6,409,946 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                               APRIL 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at                $ 152,630,223
value (cost $126,039,436) -
See accompanying schedule

Receivable for investments                   6,665,669
sold

Receivable for fund shares                   179,392
sold

Dividends receivable                         242,834

Interest receivable                          30,439

 TOTAL ASSETS                                159,748,557

LIABILITIES

Payable for investments        $ 8,939,132
purchased

Payable for fund shares         448,924
redeemed

Accrued management fee          93,548

Distribution fees payable       91,096

Other payables and accrued      75,342
expenses

 TOTAL LIABILITIES                           9,648,042

NET ASSETS                                  $ 150,100,515

Net Assets consist of:

Paid in capital                             $ 125,133,423

Distributions in excess of                   (1,358,162)
net investment income

Accumulated undistributed net                (264,131)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  26,589,385
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 150,100,515

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
               APRIL 30, 2000 (UNAUDITED)

CALCULATION OF MAXIMUM             $20.72
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($21,427,052 (divided by)
1,034,257 shares)

Maximum offering price per         $21.98
share (100/94.25 of $20.72)

CLASS T: NET ASSET VALUE and       $20.67
redemption price per share
($46,743,407 (divided by)
2,261,225 shares)

Maximum offering price per         $21.42
share (100/96.50 of $20.67)

CLASS B: NET ASSET VALUE and       $20.53
offering price per share
($42,052,645 (divided by)
2,048,554 shares) A

CLASS C: NET ASSET VALUE and       $20.55
offering price per share
($35,597,871 (divided by)
1,731,848 shares) A

INSTITUTIONAL CLASS: NET           $20.80
ASSET VALUE, offering price
and redemption price  per
share ($4,279,540 (divided
by) 205,784 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED APRIL 30,
                                      2000 (UNAUDITED)

INVESTMENT INCOME                            $ 295,481
Dividends

Interest                                      232,947

                                              528,428

Less foreign taxes withheld                   (44,322)

 TOTAL INCOME                                 484,106

EXPENSES

Management fee                   $ 557,088

Transfer agent fees               185,996

Distribution fees                 552,707

Accounting fees and expenses      45,891

Non-interested trustees'          208
compensation

Custodian fees and expenses       54,426

Registration fees                 81,833

Audit                             9,509

Legal                             1,127

Interest                          724

Miscellaneous                     198

 Total expenses before            1,489,707
reductions

 Expense reductions               (25,362)    1,464,345

NET INVESTMENT INCOME (LOSS)                  (980,239)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            622,973

 Foreign currency transactions    (418,585)   204,388

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            8,531,291

 Assets and liabilities in        (1,954)     8,529,337
foreign currencies

NET GAIN (LOSS)                               8,733,725

NET INCREASE (DECREASE) IN                   $ 7,753,486
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               SIX MONTHS ENDED APRIL 30,  DECEMBER 17, 1998
                               2000 (UNAUDITED)            (COMMENCEMENT OF OPERATIONS)
                                                           TO OCTOBER 31, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (980,239)                 $ (312,413)
income (loss)

 Net realized gain (loss)       204,388                     1,426,579

 Change in net unrealized       8,529,337                   18,060,048
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     7,753,486                   19,174,214
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (86,348)                    -
From net investment income

 In excess of net investment    (377,923)                   -
income

 From net realized gain         (1,117,801)                 -

 In excess of net realized      (264,131)                   -
gain

 TOTAL DISTRIBUTIONS            (1,846,203)                 -

Share transactions - net        65,515,557                  59,503,461
increase (decrease)

  TOTAL INCREASE (DECREASE)     71,422,840                  78,677,675
IN NET ASSETS

NET ASSETS

 Beginning of period            78,677,675                  -

 End of period (including      $ 150,100,515               $ 78,677,675
under (over) distribution of
net investment income of
$(1,358,162) and $200,753,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 19.04                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.09)                            (.13)

Net realized and unrealized       2.11                             9.17
gain (loss)

Total from investment             2.02                             9.04
operations

Less Distributions

From net investment income        (.02)                            -

In excess of net investment       (.08)                            -
income

From net realized gain            (.19)                            -

In excess of net realized gain    (.05)                            -

Total distributions               (.34)                            -

Net asset value, end of period   $ 20.72                          $ 19.04

TOTAL RETURN B, C                 10.63%                           90.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 21,427                         $ 7,130
(000 omitted)

Ratio of expenses to average      1.50% A                          2.02% A, F
net assets

Ratio of expenses to average      1.47% A, G                       2.01% A, G
net assets after expense
reductions

Ratio of net investment           (.83)% A                         (1.04)% A
income (loss) to average net
assets

Portfolio turnover                170% A                           152% A


A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 19.01                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.11)                            (.17)

Net realized and unrealized       2.10                             9.18
gain (loss)

Total from investment             1.99                             9.01
operations

Less Distributions

From net investment income        (.02)                            -

In excess of net investment       (.07)                            -
income

From net realized gain            (.19)                            -

In excess of net realized gain    (.05)                            -

 Total distributions              (.33)                            -

Net asset value, end of period   $ 20.67                          $ 19.01

TOTAL RETURN B, C                 10.48%                           90.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 46,743                         $ 25,682
(000 omitted)

Ratio of expenses to average      1.75% A                          2.27% A, F
net assets

Ratio of expenses to average      1.72% A, G                       2.26% A, G
net assets after  expense
reductions

Ratio of net investment           (1.08)% A                        (1.29)% A
income (loss) to average net
assets

Portfolio turnover                170% A                           152% A


A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 18.92                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.17)                            (.23)

Net realized and unrealized       2.09                             9.15
gain (loss)

Total from investment             1.92                             8.92
operations

Less Distributions

From net investment income        (.01)                            -

In excess of net investment       (.06)                            -
income

From net realized gain            (.19)                            -

In excess of net realized gain    (.05)                            -

Total distributions               (.31)                            -

Net asset value, end of period   $ 20.53                          $ 18.92

TOTAL RETURN B, C                 10.16%                           89.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 42,053                         $ 20,667
(000 omitted)

Ratio of expenses to average      2.30% A                          2.78% A, F
net assets

Ratio of expenses to average      2.27% A, G                       2.77% A, G
net assets after  expense
reductions

Ratio of net investment           (1.63)% A                        (1.79)% A
income (loss) to average net
assets

Portfolio turnover                170% A                           152% A


A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 18.93                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.16)                            (.24)

Net realized and unrealized       2.09                             9.17
gain (loss)

Total from investment             1.93                             8.93
operations

Less Distributions

From net investment income        (.01)                            -

In excess of net investment       (.06)                            -
income

From net realized gain            (.19)                            -

In excess of net realized gain    (.05)                            -

Total distributions               (.31)                            -

Net asset value, end of period   $ 20.55                          $ 18.93

TOTAL RETURN B, C                 10.21%                           89.30%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 35,598                         $ 22,213
(000 omitted)

Ratio of expenses to average      2.22% A                          2.78% A, F
net assets

Ratio of expenses to average      2.19% A, G                       2.76% A, G
net assets after  expense
reductions

Ratio of net investment           (1.55)% A                        (1.79)% A
income (loss) to average net
assets

Portfolio turnover                170% A                           152% A


A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 19.09                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.06)                            (.10)

Net realized and unrealized       2.12                             9.19
gain (loss)

Total from investment             2.06                             9.09
operations

Less Distributions

From net investment income        (.02)                            -

In excess of net investment       (.09)                            -
income

From net realized gain            (.19)                            -

In excess of net realized gain    (.05)                            -

Total distributions               (.35)                            -

Net asset value, end of period   $ 20.80                          $ 19.09

TOTAL RETURN B, C                 10.81%                           90.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,280                          $ 2,986
(000 omitted)

Ratio of expenses to average      1.20% A                          1.77% A, F
net assets

Ratio of expenses to average      1.16% A, G                       1.76% A, G
net assets after  expense
reductions

Ratio of net investment           (.52)% A                         (.78)% A
income (loss) to average net
assets

Portfolio turnover                170% A                           152% A


A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Japan Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income gain remaining at fiscal year end is distributed in the following year.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $180,204,604 and $121,158,220, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .73% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

DISTRIBUTION AND SERVICE PLAN - CONTINUED

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 22,120     $ 666

CLASS T    125,882      1,450

CLASS B    194,606      146,701

CLASS C    210,099      123,123

          $ 552,707    $ 271,940


SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 102,356    $ 55,255

CLASS T    106,770      31,694

CLASS B    123,418      123,418*

CLASS C    30,230       30,230*

          $ 362,774    $ 240,597

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 21,814   .25*

CLASS T                 61,142    .25*

CLASS B                 54,842    .29*

CLASS C                 43,698    .21*

INSTITUTIONAL CLASS     4,500     .20*

                       $ 185,996

* ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $4,729 for the period.

5. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which the loan was outstanding amounted to $4,234,000. The weighted average interest rate was 6.16%.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $25,195 under this arrangement.
In addition, through an arrangement with the each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, each applicable class' expenses were reduced as follows under the transfer agent arrangements:

          TRANSFER AGENT CREDITS

CLASS C   $ 167

7. BENEFICIAL INTEREST.

At the end of the period, one shareholder was record owner of approximately 20% of the total outstanding shares of the fund.

8. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:



                                SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED  OCTOBER 31,1999

FROM NET INVESTMENT INCOME

Class A                         $ 8,622                          $ -

Class T                          33,442                           -

Class B                          18,058                           -

Class C                          22,474                           -

Institutional Class              3,752                            -

Total                           $ 86,348                         $ -

IN EXCESS OF NET INVESTMENT
INCOME

Class A                         $ 37,734                         $ -

Class T                          146,369                          -

Class B                          79,034                           -

Class C                          98,362                           -

Institutional Class              16,424                           -

Total                           $ 377,923                        $ -

FROM NET REALIZED GAIN

Class A                         $ 89,989                         $ -

Class T                          387,849                          -

Class B                          269,245                          -

Class C                          335,111                          -

Institutional Class              35,607                           -

Total                           $ 1,117,801                      $ -

IN EXCESS OF NET REALIZED GAIN

Class A                         $ 21,264                         $ -

Class T                          91,647                           -

Class B                          63,621                           -

Class C                          79,185                           -

Institutional Class              8,414                            -

Total                           $ 264,131                        $ -

                                $ 1,846,203                      $ -


9. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                                  DOLLARS

                                SIX MONTHS ENDED APRIL 30,  DECEMBER 17, 1998           SIX MONTHS ENDED APRIL 30,
                                                            (COMMENCEMENT  OF
                                                            OPERATIONS) TO OCTOBER 31,

                                2000                        1999                        2000



CLASS A Shares sold              1,024,717                   423,324                    $ 22,476,182

Reinvestment of distributions    6,298                       -                           129,234

Shares redeemed                  (371,161)                   (48,921)                    (8,065,822)

Net increase (decrease)          659,854                     374,403                    $ 14,539,594

CLASS T Shares sold              2,173,352                   1,859,477                  $ 45,896,183

Reinvestment of distributions    23,648                      -                           484,785

Shares redeemed                  (1,286,400)                 (508,852)                   (28,212,953)

Net increase (decrease)          910,600                     1,350,625                  $ 18,168,015

CLASS B Shares sold              1,612,602                   1,232,591                  $ 34,828,662

Reinvestment of distributions    16,921                      -                           345,351

Shares redeemed                  (673,101)                   (140,459)                   (14,395,478)

Net increase (decrease)          956,422                     1,092,132                  $ 20,778,535

CLASS C Shares sold              1,878,755                   1,586,570                  $ 39,653,561

Reinvestment of distributions    18,308                      -                           373,848

Shares redeemed                  (1,338,469)                 (413,316)                   (29,016,975)

Net increase (decrease)          558,594                     1,173,254                  $ 11,010,434

INSTITUTIONAL CLASS Shares       145,323                     164,732                    $ 3,117,148
sold

Reinvestment of distributions    1,495                       -                           30,777

Shares redeemed                  (97,386)                    (8,380)                     (2,128,946)

Net increase (decrease)          49,432                      156,352                    $ 1,018,979



                                DOLLARS

                                DECEMBER 17, 1998
                                (COMMENCEMENT  OF
                                OPERATIONS) TO OCTOBER 31,

                                1999



CLASS A Shares sold             $ 5,943,698

Reinvestment of distributions    -

Shares redeemed                  (679,705)

Net increase (decrease)         $ 5,263,993

CLASS T Shares sold             $ 27,451,689

Reinvestment of distributions    -

Shares redeemed                  (8,433,226)

Net increase (decrease)         $ 19,018,463

CLASS B Shares sold             $ 18,325,581

Reinvestment of distributions    -

Shares redeemed                  (2,237,447)

Net increase (decrease)         $ 16,088,134

CLASS C Shares sold             $ 23,987,260

Reinvestment of distributions    -

Shares redeemed                  (6,867,482)

Net increase (decrease)         $ 17,119,778

INSTITUTIONAL CLASS Shares      $ 2,149,856
sold

Reinvestment of distributions    -

Shares redeemed                  (136,763)

Net increase (decrease)         $ 2,013,093


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity International
Investment Advisors
(U.K.) Limited
Fidelity Investments Japan Ltd.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Brenda A. Reed, Vice President
Richard A. Spillane, Jr., Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

* INDEPENDENT TRUSTEES

AJAF-SANN-0600  104119
1.719835.101

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
State Street Bank and Trust Company
Quincy, MA

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
LATIN AMERICA FUND - CLASS A, CLASS T,
CLASS B AND CLASS C

SEMIANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             12  The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    15  A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           16  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  19  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 28  Notes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE



(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(Registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR LATIN AMERICA FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV LATIN AMERICA -   19.24%         10.86%       38.80%
CL A

FIDELITY ADV LATIN AMERICA -   12.39%         4.49%        30.82%
CL A   (INCL. 5.75% SALES
CHARGE)

MSCI EMF - Latin America       20.84%         14.10%       45.70%

Latin American Funds Average   25.73%         17.12%       n/a

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 21, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital International Emerging Markets Free - Latin America Index - a market capitalization-weighted index of approximately 190 stocks traded in seven Latin American markets. To measure how Class A's performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 51 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV LATIN AMERICA -     10.86%       27.28%
CL A

FIDELITY ADV LATIN AMERICA -     4.49%        21.86%
CL A   (INCL. 5.75% SALES
CHARGE)

MSCI EMF - Latin America         14.10%       31.91%

Latin American Funds Average     17.12%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Latin America -CL A      MS EMF Latin America
             00746                       MS007
  1998/12/21       9425.00                    10000.00
  1998/12/31       9274.20                     9890.78
  1999/01/31       8180.90                     8719.68
  1999/02/28       8821.80                     9276.11
  1999/03/31      10433.48                    11161.84
  1999/04/30      11800.10                    12769.74
  1999/05/31      11375.98                    12370.61
  1999/06/30      12092.28                    12959.78
  1999/07/31      10914.15                    11962.45
  1999/08/31      10584.28                    11601.98
  1999/09/30      10631.40                    11791.53
  1999/10/31      10970.70                    12057.40
  1999/11/30      12412.73                    13578.21
  1999/12/31      14495.65                    15715.42
  2000/01/31      13515.45                    15043.50
  2000/02/29      14948.05                    16198.08
  2000/03/31      15193.10                    16332.45
  2000/04/28      13082.00                    14570.02
IMATRL PRASUN   SHR__CHT 20000430 20000525 125211 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Latin America Fund - Class A on December 21, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by April 30, 2000 the value of the investment would have grown to $13,082 - a 30.82% increase on the initial investment. For comparison, look at how the MSCI EMF - Latin America Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $14,570 - a 45.70% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR LATIN AMERICA FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV LATIN AMERICA -   19.19%         10.80%       38.50%
CL T

FIDELITY ADV LATIN AMERICA -   15.02%         6.92%        33.65%
CL T   (INCL. 3.50% SALES
CHARGE)

MSCI EMF - Latin America       20.84%         14.10%       45.70%

Latin American Funds Average   25.73%         17.12%       n/a

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 21, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International Emerging Markets Free - Latin America Index - a market capitalization-weighted index of approximately 190 stocks traded in seven Latin American markets. To measure how Class T's performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 51 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV LATIN AMERICA -     10.80%       27.08%
CL T

FIDELITY ADV LATIN AMERICA -     6.92%        23.79%
CL T   (INCL. 3.50% SALES
CHARGE)

MSCI EMF - Latin America         14.10%       31.91%

Latin American Funds Average     17.12%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Latin America -CL T      MS EMF Latin America
             00750                       MS007
  1998/12/21       9650.00                    10000.00
  1998/12/31       9495.60                     9890.78
  1999/01/31       8376.20                     8719.68
  1999/02/28       9022.75                     9276.11
  1999/03/31      10672.90                    11161.84
  1999/04/30      12062.50                    12769.74
  1999/05/31      11637.90                    12370.61
  1999/06/30      12371.30                    12959.78
  1999/07/31      11155.40                    11962.45
  1999/08/31      10827.30                    11601.98
  1999/09/30      10865.90                    11791.53
  1999/10/31      11213.30                    12057.40
  1999/11/30      12689.75                    13578.21
  1999/12/31      14822.40                    15715.42
  2000/01/31      13809.15                    15043.50
  2000/02/29      15275.95                    16198.08
  2000/03/31      15526.85                    16332.45
  2000/04/28      13365.25                    14570.02
IMATRL PRASUN   SHR__CHT 20000430 20000525 125650 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Latin America Fund - Class T on December 21, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by April 30, 2000, the value of the investment would have grown to $13,365 - a 33.65% increase on the initial investment. For comparison, look at how the MSCI EMF - Latin America Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $14,570 - a 45.70% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR LATIN AMERICA FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past six month, past one year and life of fund total return figures are 5%, 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV LATIN AMERICA -   18.74%         10.09%       37.50%
CL B

FIDELITY ADV LATIN AMERICA -   13.74%         5.09%        33.50%
CL B  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI EMF - Latin America       20.84%         14.10%       45.70%

Latin American Funds Average   25.73%         17.12%       n/a

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 21, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International Emerging Markets Free - Latin America Index - a market capitalization-weighted index of approximately 190 stocks traded in seven Latin American markets. To measure how Class B's performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 51 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV LATIN AMERICA -     10.09%       26.41%
CL B

FIDELITY ADV LATIN AMERICA -     5.09%        23.69%
CL B  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI EMF - Latin America         14.10%       31.91%

Latin American Funds Average     17.12%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Latin America -CL B      MS EMF Latin America
             00747                       MS007
  1998/12/21      10000.00                    10000.00
  1998/12/31       9840.00                     9890.78
  1999/01/31       8680.00                     8719.68
  1999/02/28       9340.00                     9276.11
  1999/03/31      11050.00                    11161.84
  1999/04/30      12490.00                    12769.74
  1999/05/31      12040.00                    12370.61
  1999/06/30      12790.00                    12959.78
  1999/07/31      11530.00                    11962.45
  1999/08/31      11180.00                    11601.98
  1999/09/30      11220.00                    11791.53
  1999/10/31      11580.00                    12057.40
  1999/11/30      13090.00                    13578.21
  1999/12/31      15270.00                    15715.42
  2000/01/31      14230.00                    15043.50
  2000/02/29      15730.00                    16198.08
  2000/03/31      15980.00                    16332.45
  2000/04/28      13350.00                    14570.02
IMATRL PRASUN   SHR__CHT 20000430 20000525 131645 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Latin America Fund - Class B on December 21, 1998, when the fund started. As the chart shows, by April 30, 2000, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $13,350 - a 33.50% increase on the initial investment. For comparison, look at how the MSCI EMF - Latin America Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $14,570 - a 45.70% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR LATIN AMERICA FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past six month, past one year and life of fund total return figures are 1%, 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV LATIN AMERICA -   18.76%         10.01%       37.40%
CL C

FIDELITY ADV LATIN AMERICA -   17.76%         9.01%        37.40%
CL C  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI EMF - Latin America       20.84%         14.10%       45.70%

Latin American Funds Average   25.73%         17.12%       n/a

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 21, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International Emerging Markets Free - Latin America Index - a market capitalization-weighted index of approximately 190 stocks traded in seven Latin American markets. To measure how Class C's performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 51 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV LATIN AMERICA -     10.01%       26.34%
CL C

FIDELITY ADV LATIN AMERICA -     9.01%        26.34%
CL C  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI EMF - Latin America         14.10%       31.91%

Latin American Funds Average     17.12%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Latin America -CL C      MS EMF Latin America
             00748                       MS007
  1998/12/21      10000.00                    10000.00
  1998/12/31       9840.00                     9890.78
  1999/01/31       8680.00                     8719.68
  1999/02/28       9340.00                     9276.11
  1999/03/31      11050.00                    11161.84
  1999/04/30      12490.00                    12769.74
  1999/05/31      12040.00                    12370.61
  1999/06/30      12780.00                    12959.78
  1999/07/31      11530.00                    11962.45
  1999/08/31      11180.00                    11601.98
  1999/09/30      11220.00                    11791.53
  1999/10/31      11570.00                    12057.40
  1999/11/30      13080.00                    13578.21
  1999/12/31      15270.00                    15715.42
  2000/01/31      14220.00                    15043.50
  2000/02/29      15720.00                    16198.08
  2000/03/31      15970.00                    16332.45
  2000/04/28      13740.00                    14570.02
IMATRL PRASUN   SHR__CHT 20000430 20000525 132258 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Latin America Fund - Class C on December 21, 1998, when the fund started. As the chart shows, by April 30, 2000, the value of the investment would have grown to $13,740 - a 37.40% increase on the initial investment. For comparison, look at how the MSCI EMF - Latin America Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $14,570 - a 45.70% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Resembling their counterparts in the
United States, the majority of major
international equity markets
travelled a similar path of
performance during the six-month
period ending April 30, 2000, with
several months of spectacular returns
spurred by high-flying technology
and telecommunications stocks
followed by profit taking and
valuation concerns in March and
April. Still, the majority of
international equity indexes closed
out the period with fairly strong
positive returns. The Morgan
Stanley Capital International EAFE(registered trademark)
Index - which measures the
performance of stock markets in
Europe, Australasia and the Far
East - closed the six months
ending April 30, 2000, up 6.81%.
Of course, some countries
contributed more than others.
Japan, the equity market darling of
1999, so far has found the first year
of the new millennium a little more
daunting, with the Tokyo Stock
Exchange Index down 9.16%
year-to-date and up just 2.10% for
the six-month period. European
markets, as measured by the
Morgan Stanley Europe Index,
returned 8.43% during the past six
months on the strength of favorable
corporate earnings. In general,
emerging markets, which enjoyed a
strong comeback in 1999,
continued their momentum into
2000, highlighted by the six-month
13.87% gain posted by the Morgan
Stanley Emerging Market Free
Index.

(photograph of Patti Satterthwaite)

An interview with Patti Satterthwaite, Portfolio Manager of Fidelity Advisor Latin America Fund

Q. HOW DID THE FUND PERFORM, PATTI?

A. For the six-month period that ended April 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned 19.24%, 19.19%, 18.74% and 18.76%, respectively. In comparison, the Morgan Stanley Capital International Emerging Markets Free - Latin America Index returned 20.84%. During the same period, the Latin American funds average, as tracked by Lipper Inc., returned 25.73%. For the 12-month period that ended April 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned 10.86%, 10.80%, 10.09% and 10.01%, respectively. That compared to a 14.10% return for the Morgan Stanley index and 17.12% for the Lipper peer group.

Q. WHAT WERE SOME OF THE KEYS TO THE FUND'S PERFORMANCE DURING THE PAST SIX MONTHS?

A. The fund's overweighted position in Mexico and good stock selection within that country were the biggest contributors to performance. Mexico outperformed just about every market in the Latin American region. In particular, the fund's holdings in Mexican banks performed extremely well. Recently, the country's strengthening economy boosted consumer borrowing activity. Furthermore, banks retained investors' attention with their improved balance sheets, ongoing improvements in the regulatory environment and the prospect of consolidation within the industry. All of these factors pushed the stock prices of holdings such as Grupo Financiero Bancomer and Banacci steadily higher throughout the past six months. Media companies such as Grupo Televisa also helped performance as advertising revenues improved. Another very good performer in Mexico was Telefonos de Mexico (Telmex), the fund's largest holding. It continued to rise in response to the impressive growth in demand for wireless, voice and Internet services. The fund underperformed its peers in large part because there are many new funds in the Lipper peer group that came into existence during the recent strong performance of Latin American markets. Also, many competitors are less diversified than the fund.

Q. WHAT ABOUT DISAPPOINTMENTS?

A. I'd say that the biggest disappointments came as a result of what the fund didn't own. We missed out on the significant appreciation of Telephonica Espana's buyout of most of its telephone subsidiaries in Brazil when I sold Telesp before that buyout was announced.

Q. WHERE DID YOU FIND ATTRACTIVE OPPORTUNITIES IN BRAZIL?

A. Pulp and paper companies in Brazil looked very attractive, both from a valuation and a fundamental standpoint. With the market's focus on faster-growing sectors, pulp and paper companies cheapened up quite a bit. From a fundamental standpoint, inventories kept declining and paper and pulp prices rose. One of my favorites in this area was Votorantim Celulose, a Brazilian pulp producer.

Q. WHAT WAS YOUR APPROACH TO COUNTRIES OTHER THAN MEXICO AND BRAZIL?

A. I tended to underweight the rest of the region. Chilean stocks recently went through a "de-rating." By that I mean that stocks in Chile cheapened when Mexico achieved investment-grade status and attracted money away from Chilean stocks. Prior to that move, Chile was the only investment-grade rated country in Latin America. I also underweighted Argentina because I believed that the economy might weaken in response to potentially deflationary conditions over the next several years.

Q. WHAT'S YOUR OUTLOOK?

A. The Mexican economy continues to look quite strong and corporate earnings appear to be on a healthy track. That said, I slightly reduced the fund's stake in Mexico recently as a precaution against volatility that might arise in conjunction with the upcoming presidential election in July. If the election goes well, I expect the Mexican market to continue to perform well. Brazil's economy appears to be strengthening, which I believe will be a positive for that market. Except for Argentina, I think that most Latin American currencies will appreciate, which also would bode well for the region.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks high total
investment return

START DATE: December 21,
1998

SIZE: as of April 30, 2000,
more than $7 million

MANAGER: Patti Satterthwaite,
since inception; joined
Fidelity in 1986

PATTI SATTERTHWAITE
ON MEXICO'S
CREDIT-RATING UPGRADE:

"In early March, Moody's Investors
Services gave Mexico a coveted
investment-grade rating.
According to Moody's, the credit
rating upgrade came in response
to a number of developments,
including increased exports -
particularly to the U.S. - adoption
of a floating-exchange-rate
system, and fiscal discipline. The
upgrade paved the way for lower
financing costs for Mexican
corporate and government issuers.
The interesting thing is that
Standard & Poor's - the other
major rating agency - has
indicated it will wait until after
the upcoming presidential
election in July before it considers
upgrading the country's credit
rating. S&P currently has Mexico
on `positive' outlook in recognition
of its good economic
performance."

NOTE TO SHAREHOLDERS: Fidelity
Advisor Latin America Fund may
invest up to 35% of its total assets
in any industry which represents more
than 20% of the Latin American
market. As of April 30, 2000, 29%
of the fund's total assets were
invested in telephone service
companies, which accounted for
approximately 31% of the Latin
American market as of April 30,
2000, as represented by the Morgan
Stanley Capital International
(MSCI) Emerging Markets Free -
Latin America Index.


INVESTMENT CHANGES





TOP FIVE STOCKS AS OF APRIL
30, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

Telefonos de Mexico SA de CV    10.4                     11.3
Series L sponsored ADR
(Mexico, Telephone Services)

Carso Global Telecom SA de CV   5.8                      0.0
Series A1  (Mexico,
Telephone Services)

Wal-Mart de Mexico SA de CV     5.6                      0.0
Series C  (Mexico, General
Merchandise Stores)

Telesp Celular Participacoes    5.2                      0.4
SA ADR   (Brazil, Cellular)

Petrobras PN (Pfd. Reg.)        5.1                      0.0
(Brazil, Oil & Gas)

                                32.1                     11.7

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                               % OF FUND'S NET ASSETS   % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

Utilities                       39.2                     29.6

Nondurables                     11.5                     22.0

Media & Leisure                 9.3                      4.6

Finance                         9.3                      9.0

Basic Industries                8.4                      11.4

TOP FIVE COUNTRIES AS OF
APRIL 30, 2000

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S NET ASSETS   % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

Mexico                          43.4                     48.1

Brazil                          34.7                     31.1

Chile                           4.2                      6.2

Peru                            3.8                      3.9

Venezuela                       2.7                      0.0


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000                                          AS OF OCTOBER 31, 1999

Stocks                          95.0%                         Stocks                            95.9%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 5.0%                         Net Other Assets                   4.1%

Row: 1, Col: 1, Value: 95.0                                   Row: 1, Col: 1, Value: 95.90000000000001
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 5.0                                    Row: 1, Col: 8, Value: 4.1







INVESTMENTS APRIL 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 95.0%

                                 SHARES                    VALUE (NOTE 1)

ARGENTINA - 2.3%

Bansud SA Series B (a)            2,800                    $ 5,212

Cresud S.A.C.I.F.y A.             847                       8,364
sponsored ADR

Inversiones y Representacions     586                       17,287
SA sponsored GDR

PC Holdings SA sponsored ADR      8,477                     129,804
(a)

                                                            160,667

BRAZIL - 34.7%

Aracruz Celulose SA sponsored     3,370                     62,977
ADR

Banco Bradesco SA (PN) (a)        11,544,000                85,061

Banco Itau SA                     1,499,000                 112,114

Brahma Cervejaria (Compagnie)     12,000                    186,000
sponsored ADR

Companhia Brasileira de           200                       5,700
Distribuicao Grupo Pao de
Acucar sponsored ADR

Companhia de Tecidos Norte de     80,000                    5,983
Minas (Coteminas) (PN)

Companhia Vale do Rio Doce        11,800                    292,222
(PN-A)

Compania Cimento Portland Itau    50,000                    6,150

Compania Energertica Minas        2,916,000                 44,427
Gerais

Dixie Toga SA                     20,000                    5,983

Embratel Participacoes SA ADR     8,400                     189,000

Perdigao SA                       10,000,000                11,080

Petrobras PN (Pfd. Reg.)          1,521,000                 359,816

Souza Cruz Industria Comerico     6,500                     39,612

Tele Centro Sul Participacoes     1,500                     95,625
SA sponsored ADR

Tele Nordeste Celular             200                       10,400
Participacoes SA sponsored
ADR

Tele Norte Leste                  11,031                    196,490
Participacoes SA ADR

Tele Sudeste Celular              2,200                     94,050
Participacoes SA ADR

Telemig Celular Participacoes     2,900                     169,650
SA ADR

Telesp Celular Participacoes      8,261                     364,517
SA ADR

Votorantim Celulose e Papel       3,742,000                 111,534
SA (PN Reg.)

                                                            2,448,391

BRITISH VIRGIN ISLANDS - 0.6%

El Sitio, Inc.                    4,200                     45,150

CHILE - 4.2%

Compania Cervecerias Unidas       1,400                     31,238
SA sponsored ADR

Compania de                       5,700                     105,450
Telecomunicaciones de Chile
SA sponsored ADR

Distribucion Y Servicio D&S       4,500                     76,500
SA ADR

Embotelladora Andina              4,450                     51,731
sponsored ADR Class A

Enersis SA sponsored ADR          309                       5,755

Vina Concha Stet y Toro SA        650                       25,025
sponsored ADR

                                                            295,699

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

COLOMBIA - 0.2%

Banco Ganadero SA sponsored       600                      $ 4,200
ADR Class C

Suramericana de Inversiones SA    7,000                     7,058

                                                            11,258

LUXEMBOURG - 0.7%

Quilmes Industrial SA             5,000                     47,500
sponsored ADR

MEXICO - 43.4%

Alfa SA de CV                     18,000                    55,834

Banacci SA de CV Series O (a)     53,000                    191,753

Carso Global Telecom SA de CV     152,000                   410,833
Series A1 (a)

Coca-Cola Femsa SA de CV ADR      2,100                     38,981

Corporacion Interamericana de     15,000                    61,213
Entretenimiento SA de CV
Series B (a)

Grupo Carso SA de CV Series       39,000                    132,179
A1 (a)

Grupo Elektra SA de CV unit       41,000                    39,964

Grupo Financiero Bancomer SA      398,000                   177,454
de CV Series A (a)

Grupo Financiero Inbursa SA       17,000                    69,103
de CV Series O (a)

Grupo Modelo SA de CV Series C    69,000                    145,820

Grupo Televisa SA de CV           5,050                     320,359
sponsored ADR (a)

Nuevo Grupo Iusacell SA de CV     1,100                     17,531
sponsored ADR (a)

Telefonos de Mexico SA de CV      12,475                    733,684
Series L sponsored ADR

Tubos de Acero de Mexico SA       4,600                     68,713
sponsored ADR

TV Azteca SA de CV sponsored      18,600                    204,600
ADR

Wal-Mart de Mexico SA de CV       187,000                   399,968
Series C (a)

                                                            3,067,989

PANAMA - 1.4%

Banco Latin Americano de          400                       9,875
Exporaciones SA (BLADEX)
Series E

Panamerican Beverages, Inc.       5,600                     92,050
Class A

                                                            101,925

PERU - 3.8%

Compania de Minas                 7,000                     120,750
Buenaventura SA Class B
sponsored ADR

Telefonica del Peru SA ADR        9,780                     147,923

                                                            268,673

UNITED STATES OF AMERICA - 1.0%

Impsat Fiber Networks, Inc.       4,400                     69,575

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

VENEZUELA - 2.7%

Compania Anonima Nacional         6,700                    $ 194,300
Telefono de Venezuela
sponsored ADR

TOTAL COMMON STOCKS                                         6,711,127
(Cost $6,113,381)

CASH EQUIVALENTS - 5.4%



Taxable Central Cash Fund,        379,431                   379,431
5.77% (b) (Cost $379,431)

TOTAL INVESTMENT PORTFOLIO -                                7,090,558
100.4%
(Cost $6,492,812)

NET OTHER ASSETS - (0.4)%                                   (30,278)

NET ASSETS - 100%                                         $ 7,060,280

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $6,496,820. Net unrealized appreciation aggregated $593,738, of which $1,209,646 related to appreciated investment securities and $615,908 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                          APRIL 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at             $ 7,090,558
value (cost $6,492,812) -
See accompanying schedule

Receivable for investments                2,226
sold

Receivable for fund shares                11,215
sold

Dividends receivable                      23,360

Interest receivable                       1,620

Receivable from investment                8,894
adviser for expense
reductions

 TOTAL ASSETS                             7,137,873

LIABILITIES

Payable to custodian bank      $ 22,459

Payable for investments         5,022
purchased

Payable for fund shares         26,631
redeemed

Distribution fees payable       3,994

Other payables and accrued      19,487
expenses

 TOTAL LIABILITIES                        77,593

NET ASSETS                               $ 7,060,280

Net Assets consist of:

Paid in capital                          $ 6,374,170

Accumulated net investment                (13,548)
loss

Accumulated undistributed net             102,227
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               597,431
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                               $ 7,060,280

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                APRIL 30, 2000 (UNAUDITED)

CALCULATION OF MAXIMUM             $13.88
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($1,030,488 (divided by)
74,253 shares)

Maximum offering price per         $14.73
share (100/94.25 of $13.88)

CLASS T: NET ASSET VALUE and       $13.85
redemption price per share
($2,237,167 (divided by)
161,565 shares)

Maximum offering price per         $14.35
share (100/96.50 of $13.85)

CLASS B: NET ASSET VALUE and       $13.75
offering price per share
($1,909,623 (divided by)
138,894 shares) A

CLASS C: NET ASSET VALUE and       $13.74
offering price per share
($1,317,497 (divided by)
95,900 shares) A

INSTITUTIONAL CLASS: NET           $13.93
ASSET VALUE, offering price
and redemption price   per
share ($565,505 (divided by)
40,602 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED APRIL 30,
                                    2000 (UNAUDITED)

INVESTMENT INCOME                           $ 58,213
Dividends

Interest                                     9,020

                                             67,233

Less foreign taxes withheld                  (4,654)

 TOTAL INCOME                                62,579

EXPENSES

Management fee                   $ 23,052

Transfer agent fees               10,973

Distribution fees                 20,070

Accounting fees and expenses      30,041

Non-interested trustees'          9
compensation

Custodian fees and expenses       13,226

Registration fees                 60,597

Audit                             9,940

Legal                             57

Foreign tax expenses              2,967

 Total expenses before            170,932
reductions

 Expense reductions               (94,805)   76,127

NET INVESTMENT INCOME (LOSS)                 (13,548)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            112,783

 Foreign currency transactions    (3,321)    109,462

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            339,976

 Assets and liabilities in        1,081      341,057
foreign currencies

NET GAIN (LOSS)                              450,519

NET INCREASE (DECREASE) IN                  $ 436,971
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                              SIX MONTHS ENDED APRIL 30,  DECEMBER 21, 1998
                              2000 (UNAUDITED)            (COMMENCEMENT  OF
                                                          OPERATIONS) TO  OCTOBER 31,
                                                          1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment     $ (13,548)                  $ 4,112
income (loss)

 Net realized gain (loss)      109,462                     (15,197)

 Change in net unrealized      341,057                     256,374
appreciation (depreciation)

 NET INCREASE (DECREASE) IN    436,971                     245,289
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions - net       2,711,550                   3,666,470
increase (decrease)

  TOTAL INCREASE (DECREASE)    3,148,521                   3,911,759
IN NET ASSETS

NET ASSETS

 Beginning of period           3,911,759                   -

 End of period (including     $ 7,060,280                 $ 3,911,759
accumulated net investment
loss   of $13,548 and $0,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.64                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.00)                            .05

Net realized and unrealized       2.24                             1.59
gain (loss)

Total from investment             2.24                             1.64
operations

Net asset value, end of period   $ 13.88                          $ 11.64

TOTAL RETURN B, C                 19.24%                           16.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,030                          $ 756
(000 omitted)

Ratio of expenses to average      2.09% A, F                       2.01% A, F
net assets

Ratio of expenses to average      2.05% A, G                       1.99% A, G
net assets after  expense
reductions

Ratio of net investment           (.05)% A                         .50% A
income (loss) to average net
assets

Portfolio turnover                45% A                            50% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 21, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.62                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.02)                            .02

Net realized and unrealized       2.25                             1.60
gain (loss)

Total from investment             2.23                             1.62
operations

Net asset value, end of period   $ 13.85                          $ 11.62

TOTAL RETURN B, C                 19.19%                           16.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,237                          $ 1,065
(000 omitted)

Ratio of expenses to average      2.35% A, F                       2.26% A, F
net assets

Ratio of expenses to average      2.30% A, G                       2.24% A, G
net assets after  expense
reductions

Ratio of net investment           (.30)% A                         .25% A
income (loss) to average net
assets

Portfolio turnover                45% A                            50% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 21, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.58                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.06)                            (.02)

Net realized and unrealized       2.23                             1.60
gain (loss)

Total from investment             2.17                             1.58
operations

Net asset value, end of period   $ 13.75                          $ 11.58

TOTAL RETURN B, C                 18.74%                           15.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,910                          $ 912
(000 omitted)

Ratio of expenses to average      2.85% A, F                       2.76% A, F
net assets

Ratio of expenses to average      2.81% A, G                       2.74% A, G
net assets after  expense
reductions

Ratio of net investment           (.81)% A                         (.25)% A
income (loss) to average net
assets

Portfolio turnover                45% A                            50% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 21, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.57                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.06)                            (.02)

Net realized and unrealized       2.23                             1.59
gain (loss)

Total from investment             2.17                             1.57
operations

Net asset value, end of period   $ 13.74                          $ 11.57

TOTAL RETURN B, C                 18.76%                           15.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,317                          $ 708
(000 omitted)

Ratio of expenses to average      2.85% A, F                       2.76% A, F
net assets

Ratio of expenses to average      2.81% A, G                       2.74% A, G
net assets after  expense
reductions

Ratio of net investment           (.80)% A                         (.25)% A
income (loss) to average net
assets

Portfolio turnover                45% A                            50% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 21, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.67                          $ 10.00
period

Income from Investment
Operations

Net investment income D           .02                              .07

Net realized and unrealized       2.24                             1.60
gain (loss)

Total from investment             2.26                             1.67
operations

Net asset value, end of period   $ 13.93                          $ 11.67

TOTAL RETURN B, C                 19.37%                           16.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 566                            $ 472
(000 omitted)

Ratio of expenses to average      1.83% A, F                       1.76% A, F
net assets

Ratio of expenses to average      1.79% A, G                       1.74% A, G
net assets after  expense
reductions

Ratio of net investment           .21% A                           .75% A
income to average net assets

Portfolio turnover                45% A                            50% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 21, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Latin America Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions and losses deferred due to wash sales.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $3,806,330 and $1,297,434, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .73% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity International Investment Advisors (FIIA). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

DISTRIBUTION AND SERVICE PLAN - CONTINUED

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 1,245      $ 745

CLASS T    4,946        1,477

CLASS B    8,151        6,834

CLASS C    5,728        5,339

          $ 20,070     $ 14,395

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 3,332      $ 1,221

CLASS T    5,733        1,384

CLASS B    2,904        2,904*

CLASS C    332          332*

          $ 12,301     $ 5,841

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund (collectively referred to as the transfer agent) for the fund's Class A, Class T, Class B, Class C and Institutional Class Shares. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT    % OF AVERAGE NET ASSETS

CLASS A                $ 1,518   .31 *

CLASS T                 3,629    .37 *

CLASS B                 3,127    .39 *

CLASS C                 2,111    .37 *

INSTITUTIONAL CLASS     588      .20 *

                       $ 10,973

* ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               2.00%                    $ 14,463

CLASS T               2.25%                     29,278

CLASS B               2.75%                     24,304

CLASS C               2.75%                     16,994

INSTITUTIONAL CLASS   1.75%                     8,450

                                               $ 93,489

5. EXPENSE REDUCTIONS - CONTINUED

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,316 under this arrangement.

6. BENEFICIAL INTEREST.

At the end of the period, FMR and its affiliates were record owners of approximately 40% of the total outstanding shares of the fund.

7. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                            SHARES                                              DOLLARS

                            SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31,  SIX MONTHS ENDED APRIL 30,  YEAR ENDED
                                                                                                            OCTOBER 31,

                            2000                        1999 A                  2000                        1999 A



CLASS A Shares sold          25,949                      65,380                 $ 404,023                   $ 711,107

Shares redeemed              (16,587)                    (489)                   (239,286)                   (5,527)

Net increase (decrease)      9,362                       64,891                 $ 164,737                   $ 705,580

CLASS T Shares sold          117,716                     134,413                $ 1,803,584                 $ 1,468,015

Shares redeemed              (47,727)                    (42,837)                (722,309)                   (447,894)

Net increase (decrease)      69,989                      91,576                 $ 1,081,275                 $ 1,020,121

CLASS B Shares sold          75,391                      100,677                $ 1,126,790                 $ 1,121,618

Shares redeemed              (15,268)                    (21,906)                (207,949)                   (257,607)

Net increase (decrease)      60,123                      78,771                 $ 918,841                   $ 864,011

CLASS C Shares sold          42,980                      81,526                 $ 670,114                   $ 903,646

Shares redeemed              (8,251)                     (20,355)                (126,498)                   (231,930)

Net increase (decrease)      34,729                      61,171                 $ 543,616                   $ 671,716

INSTITUTIONAL CLASS Shares   338                         40,574                 $ 5,500                     $ 407,034
sold

Shares redeemed              (152)                       (158)                   (2,419)                     (1,992)

Net increase (decrease)      186                         40,416                 $ 3,081                     $ 405,042


A SHARE TRANSACTIONS ARE FOR THE PERIOD DECEMBER 21, 1998
(COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.





INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity International
Investment Advisors
(U.K.) Limited
Fidelity Investments Japan Ltd.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
Patricia Satterthwaite, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

* INDEPENDENT TRUSTEES

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
State Street Bank and Trust Company
Quincy, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications and Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant (registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Dynamic
Capital Appreciation Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

ALAF-SANN-0600  104895
1.719833.101

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
OVERSEAS FUND - CLASS A, CLASS T,
CLASS B AND CLASS C

SEMIANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             12  The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    15  A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           16  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  25  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 34  Notes to the financial
                          statements.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE



(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(Registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR OVERSEAS FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. Prior to December 1, 1992, Fidelity Advisor Overseas Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY ADV OVERSEAS - CL A     13.36%         25.35%       99.37%        186.19%

FIDELITY ADV OVERSEAS - CL A     6.84%          18.14%       87.91%        169.74%
(INCL. 5.75% SALES CHARGE)

MSCI EAFE(registered trademark)  6.81%          14.11%       64.91%        135.87%

International Funds Average      14.17%         24.75%       89.12%        169.74%


CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital Inter-national Europe, Australasia, Far East Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of April 30, 2000 the index included over 1,000 equity securities of companies domiciled in 20 countries. To measure how Class A's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 675 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY ADV OVERSEAS - CL A   25.35%       14.80%        11.09%

FIDELITY ADV OVERSEAS - CL A   18.14%       13.45%        10.43%
(INCL. 5.75% SALES CHARGE)

MSCI EAFE                      14.11%       10.52%        8.96%

International Funds Average    24.75%       13.15%        10.15%

AVERAGE ANNUAL TOTAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Overseas -CL A           MS EAFE (Net MA tax)
             00252                       MS001
  1990/04/30       9425.00                    10000.00
  1990/05/31       9834.78                    11141.01
  1990/06/30      10330.33                    11042.89
  1990/07/31      10940.24                    11198.43
  1990/08/31       9634.66                    10110.97
  1990/09/30       8815.09                     8701.86
  1990/10/31       9100.99                    10057.77
  1990/11/30       9110.52                     9464.48
  1990/12/31       9022.16                     9617.81
  1991/01/31       9243.15                     9928.89
  1991/02/28       9656.30                    10993.26
  1991/03/31       9118.24                    10333.31
  1991/04/30       9108.63                    10434.78
  1991/05/31       9118.24                    10543.66
  1991/06/30       8436.05                     9768.91
  1991/07/31       8916.47                    10248.87
  1991/08/31       9050.98                    10040.74
  1991/09/30       9521.79                    10606.62
  1991/10/31       9396.88                    10756.98
  1991/11/30       9156.67                    10254.80
  1991/12/31       9633.75                    10784.39
  1992/01/31       9663.00                    10554.03
  1992/02/29       9887.27                    10176.28
  1992/03/31       9585.00                     9504.48
  1992/04/30      10082.28                     9549.66
  1992/05/31      10491.82                    10188.87
  1992/06/30      10326.05                     9705.59
  1992/07/31       9926.27                     9457.20
  1992/08/31       9653.25                    10050.36
  1992/09/30       9506.99                     9851.89
  1992/10/31       8843.94                     9335.12
  1992/11/30       8726.93                     9422.96
  1992/12/31       9168.08                     9471.70
  1993/01/31       9631.41                     9470.54
  1993/02/28       9838.43                     9756.61
  1993/03/31      10439.78                    10607.05
  1993/04/30      11248.14                    11613.69
  1993/05/31      11543.89                    11858.97
  1993/06/30      11228.43                    11673.94
  1993/07/31      11780.48                    12082.59
  1993/08/31      12559.28                    12734.84
  1993/09/30      12431.12                    12448.19
  1993/10/31      12746.58                    12831.81
  1993/11/30      12253.67                    11710.18
  1993/12/31      13003.64                    12555.74
  1994/01/31      13862.65                    13617.27
  1994/02/28      13675.05                    13579.55
  1994/03/31      13329.47                    12994.66
  1994/04/30      13902.14                    13546.01
  1994/05/31      13645.43                    13468.24
  1994/06/30      13536.82                    13658.57
  1994/07/31      13882.40                    13789.93
  1994/08/31      14010.76                    14116.41
  1994/09/30      13576.31                    13671.80
  1994/10/31      13882.40                    14127.07
  1994/11/30      13339.34                    13448.12
  1994/12/31      13260.88                    13532.33
  1995/01/31      12713.73                    13012.48
  1995/02/28      12743.57                    12975.14
  1995/03/31      13141.50                    13784.41
  1995/04/30      13529.48                    14302.82
  1995/05/31      13678.70                    14132.32
  1995/06/30      13778.18                    13884.49
  1995/07/31      14375.07                    14748.89
  1995/08/31      13957.25                    14186.27
  1995/09/30      14126.37                    14463.33
  1995/10/31      13847.82                    14074.55
  1995/11/30      13977.14                    14466.16
  1995/12/31      14406.67                    15049.00
  1996/01/31      14667.16                    15110.78
  1996/02/29      14697.21                    15161.87
  1996/03/31      14907.60                    15483.85
  1996/04/30      15298.32                    15934.01
  1996/05/31      15298.32                    15640.80
  1996/06/30      15408.53                    15728.83
  1996/07/31      14957.69                    15269.11
  1996/08/31      15057.88                    15302.57
  1996/09/30      15478.66                    15709.10
  1996/10/31      15318.36                    15548.34
  1996/11/30      16109.83                    16166.99
  1996/12/31      16186.42                    15959.02
  1997/01/31      16186.42                    15403.64
  1997/02/28      16547.06                    15659.34
  1997/03/31      16684.95                    15718.85
  1997/04/30      16812.24                    15805.30
  1997/05/31      17862.34                    16836.92
  1997/06/30      18795.76                    17767.99
  1997/07/31      19432.19                    18057.97
  1997/08/31      17968.41                    16711.75
  1997/09/30      19294.29                    17650.46
  1997/10/31      17915.37                    16298.25
  1997/11/30      17851.73                    16135.27
  1997/12/31      17990.87                    16279.04
  1998/01/31      18571.59                    17026.57
  1998/02/28      19607.78                    18122.23
  1998/03/31      20484.55                    18683.65
  1998/04/30      21042.49                    18834.62
  1998/05/31      21008.33                    18746.66
  1998/06/30      20791.99                    18891.95
  1998/07/31      20951.40                    19086.91
  1998/08/31      17136.88                    16725.67
  1998/09/30      17091.33                    16216.54
  1998/10/31      18582.98                    17910.68
  1998/11/30      19653.32                    18831.83
  1998/12/31      20062.75                    19578.32
  1999/01/31      20351.67                    19524.09
  1999/02/28      19808.50                    19062.34
  1999/03/31      20629.04                    19861.82
  1999/04/30      21518.92                    20669.79
  1999/05/31      20548.14                    19608.83
  1999/06/30      21634.49                    20376.71
  1999/07/31      22235.45                    20985.98
  1999/08/31      22512.81                    21066.14
  1999/09/30      22824.85                    21281.86
  1999/10/31      23795.62                    22082.48
  1999/11/30      25540.71                    22853.16
  1999/12/31      28545.24                    24907.66
  2000/01/31      26912.69                    23328.52
  2000/02/29      28411.22                    23960.48
  2000/03/31      28703.62                    24893.27
  2000/04/28      26973.60                    23586.87
IMATRL PRASUN   SHR__CHT 20000430 20000523 115150 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Class A on April 30, 1990, and the current 5.75% sales charge was paid. As the chart shows, by April 30, 2000, the value of the investment would have grown to $26,974 - a 169.74% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $23,587 - a 135.87% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR OVERSEAS FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Prior to December 1, 1992, Fidelity Advisor Overseas Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY ADV OVERSEAS - CL T   13.29%         25.12%       98.78%        185.35%

FIDELITY ADV OVERSEAS - CL T   9.32%          20.74%       91.82%        175.36%
(INCL. 3.50% SALES CHARGE)

MSCI EAFE                      6.81%          14.11%       64.91%        135.87%

International Funds Average    14.17%         24.75%       89.12%        169.74%


CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of April 30, 2000, the index included over 1,000 equity securities of companies domiciled in 20 countries. To measure how Class T's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 675 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY ADV OVERSEAS - CL T   25.12%       14.73%        11.05%

FIDELITY ADV OVERSEAS - CL T   20.74%       13.91%        10.66%
(INCL. 3.50% SALES CHARGE)

MSCI EAFE                      14.11%       10.52%        8.96%

International Funds Average    24.75%       13.15%        10.15%

AVERAGE ANNUAL TOTAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Overseas -CL T           MS EAFE (Net MA tax)
             00175                       MS001
  1990/04/30       9650.00                    10000.00
  1990/05/31      10069.57                    11141.01
  1990/06/30      10576.95                    11042.89
  1990/07/31      11201.42                    11198.43
  1990/08/31       9864.66                    10110.97
  1990/09/30       9025.53                     8701.86
  1990/10/31       9318.25                    10057.77
  1990/11/30       9328.01                     9464.48
  1990/12/31       9237.54                     9617.81
  1991/01/31       9463.81                     9928.89
  1991/02/28       9886.83                    10993.26
  1991/03/31       9335.92                    10333.31
  1991/04/30       9326.08                    10434.78
  1991/05/31       9335.92                    10543.66
  1991/06/30       8637.45                     9768.91
  1991/07/31       9129.33                    10248.87
  1991/08/31       9267.05                    10040.74
  1991/09/30       9749.10                    10606.62
  1991/10/31       9621.21                    10756.98
  1991/11/30       9375.27                    10254.80
  1991/12/31       9863.73                    10784.39
  1992/01/31       9893.68                    10554.03
  1992/02/29      10123.30                    10176.28
  1992/03/31       9813.81                     9504.48
  1992/04/30      10322.98                     9549.66
  1992/05/31      10742.28                    10188.87
  1992/06/30      10572.56                     9705.59
  1992/07/31      10163.24                     9457.20
  1992/08/31       9883.70                    10050.36
  1992/09/30       9733.95                     9851.89
  1992/10/31       9055.07                     9335.12
  1992/11/30       8935.26                     9422.96
  1992/12/31       9386.94                     9471.70
  1993/01/31       9861.34                     9470.54
  1993/02/28      10073.30                     9756.61
  1993/03/31      10689.00                    10607.05
  1993/04/30      11516.67                    11613.69
  1993/05/31      11819.47                    11858.97
  1993/06/30      11496.48                    11673.94
  1993/07/31      12061.72                    12082.59
  1993/08/31      12859.10                    12734.84
  1993/09/30      12727.89                    12448.19
  1993/10/31      13050.88                    12831.81
  1993/11/30      12546.20                    11710.18
  1993/12/31      13314.07                    12555.74
  1994/01/31      14193.59                    13617.27
  1994/02/28      14001.51                    13579.55
  1994/03/31      13647.68                    12994.66
  1994/04/30      14234.03                    13546.01
  1994/05/31      13971.18                    13468.24
  1994/06/30      13859.98                    13658.57
  1994/07/31      14213.81                    13789.93
  1994/08/31      14345.23                    14116.41
  1994/09/30      13900.42                    13671.80
  1994/10/31      14213.81                    14127.07
  1994/11/30      13657.79                    13448.12
  1994/12/31      13577.45                    13532.33
  1995/01/31      13017.24                    13012.48
  1995/02/28      13047.80                    12975.14
  1995/03/31      13455.22                    13784.41
  1995/04/30      13852.46                    14302.82
  1995/05/31      14005.25                    14132.32
  1995/06/30      14107.10                    13884.49
  1995/07/31      14718.24                    14748.89
  1995/08/31      14290.44                    14186.27
  1995/09/30      14463.60                    14463.33
  1995/10/31      14178.40                    14074.55
  1995/11/30      14310.81                    14466.16
  1995/12/31      14750.60                    15049.00
  1996/01/31      15017.30                    15110.78
  1996/02/29      15048.07                    15161.87
  1996/03/31      15263.49                    15483.85
  1996/04/30      15663.54                    15934.01
  1996/05/31      15663.54                    15640.80
  1996/06/30      15776.37                    15728.83
  1996/07/31      15314.77                    15269.11
  1996/08/31      15417.35                    15302.57
  1996/09/30      15858.43                    15709.10
  1996/10/31      15694.31                    15548.34
  1996/11/30      16504.67                    16166.99
  1996/12/31      16581.26                    15959.02
  1997/01/31      16581.26                    15403.64
  1997/02/28      16959.09                    15659.34
  1997/03/31      17099.43                    15718.85
  1997/04/30      17228.97                    15805.30
  1997/05/31      18308.48                    16836.92
  1997/06/30      19269.24                    17767.99
  1997/07/31      19927.74                    18057.97
  1997/08/31      18427.22                    16711.75
  1997/09/30      19776.61                    17650.46
  1997/10/31      18373.25                    16298.25
  1997/11/30      18308.48                    16135.27
  1997/12/31      18451.34                    16279.04
  1998/01/31      19028.67                    17026.57
  1998/02/28      20090.95                    18122.23
  1998/03/31      20991.58                    18683.65
  1998/04/30      21557.36                    18834.62
  1998/05/31      21511.17                    18746.66
  1998/06/30      21291.79                    18891.95
  1998/07/31      21453.44                    19086.91
  1998/08/31      17539.17                    16725.67
  1998/09/30      17504.53                    16216.54
  1998/10/31      19028.67                    17910.68
  1998/11/30      20114.04                    18831.83
  1998/12/31      20537.69                    19578.32
  1999/01/31      20829.42                    19524.09
  1999/02/28      20257.63                    19062.34
  1999/03/31      21097.81                    19861.82
  1999/04/30      22008.00                    20669.79
  1999/05/31      21004.45                    19608.83
  1999/06/30      22113.02                    20376.71
  1999/07/31      22731.48                    20985.98
  1999/08/31      23011.54                    21066.14
  1999/09/30      23326.61                    21281.86
  1999/10/31      24306.82                    22082.48
  1999/11/30      26092.20                    22853.16
  1999/12/31      29155.98                    24907.66
  2000/01/31      27487.11                    23328.52
  2000/02/29      29008.72                    23960.48
  2000/03/31      29303.23                    24893.27
  2000/04/28      27536.20                    23586.87
IMATRL PRASUN   SHR__CHT 20000430 20000523 115935 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Class T on April 30, 1990, and the current 3.50% sales charge was paid. As the chart shows, by April 30, 2000, the value of the investment would have grown to $27,536 - a 175.36% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $23,587 - a 135.87% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR OVERSEAS FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on July 3, 1995. Class B shares bear a 1.00% 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower. Class B shares' contingent deferred sales charges included in the past six month, past one year, past five year, and past 10 year total return figures are 5%, 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. Prior to December 1, 1992, Fidelity Advisor Overseas Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY ADV OVERSEAS - CL B   12.95%         24.44%       93.18%        177.31%

FIDELITY ADV OVERSEAS - CL B   7.95%          19.44%       91.18%        177.31%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

MSCI EAFE                      6.81%          14.11%       64.91%        135.87%

International Funds Average    14.17%         24.75%       89.12%        169.74%


CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, six months, one year, five years or10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of April 30, 2000 the index included over 1,000 equity securities of companies domiciled in 20 countries. To measure how Class B's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 675 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY ADV OVERSEAS - CL B   24.44%       14.08%        10.74%

FIDELITY ADV OVERSEAS - CL B   19.44%       13.84%        10.74%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

MSCI EAFE                      14.11%       10.52%        8.96%

International Funds Average    24.75%       13.15%        10.15%

AVERAGE ANNUAL TOTAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Overseas -CL B           MS EAFE (Net MA tax)
             00654                       MS001
  1990/04/30      10000.00                    10000.00
  1990/05/31      10434.78                    11141.01
  1990/06/30      10960.57                    11042.89
  1990/07/31      11607.68                    11198.43
  1990/08/31      10222.45                    10110.97
  1990/09/30       9352.88                     8701.86
  1990/10/31       9656.22                    10057.77
  1990/11/30       9666.33                     9464.48
  1990/12/31       9572.58                     9617.81
  1991/01/31       9807.05                     9928.89
  1991/02/28      10245.42                    10993.26
  1991/03/31       9674.53                    10333.31
  1991/04/30       9664.33                    10434.78
  1991/05/31       9674.53                    10543.66
  1991/06/30       8950.72                     9768.91
  1991/07/31       9460.44                    10248.87
  1991/08/31       9603.17                    10040.74
  1991/09/30      10102.69                    10606.62
  1991/10/31       9970.17                    10756.98
  1991/11/30       9715.30                    10254.80
  1991/12/31      10221.48                    10784.39
  1992/01/31      10252.52                    10554.03
  1992/02/29      10490.47                    10176.28
  1992/03/31      10169.76                     9504.48
  1992/04/30      10697.38                     9549.66
  1992/05/31      11131.90                    10188.87
  1992/06/30      10956.02                     9705.59
  1992/07/31      10531.85                     9457.20
  1992/08/31      10242.18                    10050.36
  1992/09/30      10086.99                     9851.89
  1992/10/31       9383.49                     9335.12
  1992/11/30       9259.34                     9422.96
  1992/12/31       9727.40                     9471.70
  1993/01/31      10219.00                     9470.54
  1993/02/28      10438.65                     9756.61
  1993/03/31      11076.69                    10607.05
  1993/04/30      11934.37                    11613.69
  1993/05/31      12248.16                    11858.97
  1993/06/30      11913.45                    11673.94
  1993/07/31      12499.19                    12082.59
  1993/08/31      13325.49                    12734.84
  1993/09/30      13189.52                    12448.19
  1993/10/31      13524.23                    12831.81
  1993/11/30      13001.25                    11710.18
  1993/12/31      13796.97                    12555.74
  1994/01/31      14708.38                    13617.27
  1994/02/28      14509.34                    13579.55
  1994/03/31      14142.68                    12994.66
  1994/04/30      14750.29                    13546.01
  1994/05/31      14477.91                    13468.24
  1994/06/30      14362.67                    13658.57
  1994/07/31      14729.33                    13789.93
  1994/08/31      14865.52                    14116.41
  1994/09/30      14404.58                    13671.80
  1994/10/31      14729.33                    14127.07
  1994/11/30      14153.15                    13448.12
  1994/12/31      14069.90                    13532.33
  1995/01/31      13489.37                    13012.48
  1995/02/28      13521.03                    12975.14
  1995/03/31      13943.23                    13784.41
  1995/04/30      14354.88                    14302.82
  1995/05/31      14513.21                    14132.32
  1995/06/30      14618.76                    13884.49
  1995/07/31      15252.06                    14748.89
  1995/08/31      14808.75                    14186.27
  1995/09/30      14988.19                    14463.33
  1995/10/31      14692.64                    14074.55
  1995/11/30      14829.86                    14466.16
  1995/12/31      15276.78                    15049.00
  1996/01/31      15544.42                    15110.78
  1996/02/29      15555.13                    15161.87
  1996/03/31      15758.53                    15483.85
  1996/04/30      16165.34                    15934.01
  1996/05/31      16143.93                    15640.80
  1996/06/30      16250.99                    15728.83
  1996/07/31      15769.24                    15269.11
  1996/08/31      15865.59                    15302.57
  1996/09/30      16304.51                    15709.10
  1996/10/31      16122.52                    15548.34
  1996/11/30      16957.55                    16166.99
  1996/12/31      17025.66                    15959.02
  1997/01/31      17025.66                    15403.64
  1997/02/28      17396.76                    15659.34
  1997/03/31      17531.70                    15718.85
  1997/04/30      17655.40                    15805.30
  1997/05/31      18746.22                    16836.92
  1997/06/30      19724.57                    17767.99
  1997/07/31      20388.06                    18057.97
  1997/08/31      18836.18                    16711.75
  1997/09/30      20208.13                    17650.46
  1997/10/31      18768.71                    16298.25
  1997/11/30      18689.99                    16135.27
  1997/12/31      18827.63                    16279.04
  1998/01/31      19404.72                    17026.57
  1998/02/28      20474.75                    18122.23
  1998/03/31      21376.45                    18683.65
  1998/04/30      21953.55                    18834.62
  1998/05/31      21905.45                    18746.66
  1998/06/30      21665.00                    18891.95
  1998/07/31      21809.27                    19086.91
  1998/08/31      17841.76                    16725.67
  1998/09/30      17781.65                    16216.54
  1998/10/31      19332.59                    17910.68
  1998/11/30      20414.63                    18831.83
  1998/12/31      20841.83                    19578.32
  1999/01/31      21120.69                    19524.09
  1999/02/28      20538.72                    19062.34
  1999/03/31      21375.31                    19861.82
  1999/04/30      22284.64                    20669.79
  1999/05/31      21266.19                    19608.83
  1999/06/30      22381.63                    20376.71
  1999/07/31      22987.85                    20985.98
  1999/08/31      23266.71                    21066.14
  1999/09/30      23557.70                    21281.86
  1999/10/31      24551.90                    22082.48
  1999/11/30      26334.18                    22853.16
  1999/12/31      29435.87                    24907.66
  2000/01/31      27730.55                    23328.52
  2000/02/29      29257.70                    23960.48
  2000/03/31      29537.68                    24893.27
  2000/04/28      27730.55                    23586.87
IMATRL PRASUN   SHR__CHT 20000430 20000524 114351 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Class B on April 30, 1990. As the chart shows, by April 30, 2000, the value of the investment would have been $27,731 - a 177.31% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $23,587 - a 135.87% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR OVERSEAS FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between July 3, 1995 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower. Class C shares' contingent deferred sales charge included in the past six month, past one year, past five year, and past 10 year total return figures are 1%, 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past one year, past five year, and past 10 year total returns would have been lower. Prior to December 1, 1992, Fidelity Advisor Overseas Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY ADV OVERSEAS - CL C   12.94%         24.43%       93.19%        177.33%

FIDELITY ADV OVERSEAS - CL C   11.94%         23.43%       93.19%        177.33%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

MSCI EAFE                      6.81%          14.11%       64.91%        135.87%

International Funds Average    14.17%         24.75%       89.12%        169.74%


CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, six months, one year, five years or10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index - a market capitalization-weighted index that is designed to represent the performance of stock markets outside the United States and Canada. As of April 30, 2000, the index included over 1,000 equity securities of companies domiciled in 20 countries. To measure how Class C's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 675 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY ADV OVERSEAS - CL C   24.43%       14.08%        10.74%

FIDELITY ADV OVERSEAS - CL C   23.43%       14.08%        10.74%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

MSCI EAFE                      14.11%       10.52%        8.96%

International Funds Average    24.75%       13.15%        10.15%

AVERAGE ANNUAL TOTAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Overseas -CL C           MS EAFE (Net MA tax)
             00485                       MS001
  1990/04/30      10000.00                    10000.00
  1990/05/31      10434.78                    11141.01
  1990/06/30      10960.57                    11042.89
  1990/07/31      11607.68                    11198.43
  1990/08/31      10222.45                    10110.97
  1990/09/30       9352.88                     8701.86
  1990/10/31       9656.22                    10057.77
  1990/11/30       9666.33                     9464.48
  1990/12/31       9572.58                     9617.81
  1991/01/31       9807.05                     9928.89
  1991/02/28      10245.42                    10993.26
  1991/03/31       9674.53                    10333.31
  1991/04/30       9664.33                    10434.78
  1991/05/31       9674.53                    10543.66
  1991/06/30       8950.72                     9768.91
  1991/07/31       9460.44                    10248.87
  1991/08/31       9603.17                    10040.74
  1991/09/30      10102.69                    10606.62
  1991/10/31       9970.17                    10756.98
  1991/11/30       9715.30                    10254.80
  1991/12/31      10221.48                    10784.39
  1992/01/31      10252.52                    10554.03
  1992/02/29      10490.47                    10176.28
  1992/03/31      10169.76                     9504.48
  1992/04/30      10697.38                     9549.66
  1992/05/31      11131.90                    10188.87
  1992/06/30      10956.02                     9705.59
  1992/07/31      10531.85                     9457.20
  1992/08/31      10242.18                    10050.36
  1992/09/30      10086.99                     9851.89
  1992/10/31       9383.49                     9335.12
  1992/11/30       9259.34                     9422.96
  1992/12/31       9727.40                     9471.70
  1993/01/31      10219.00                     9470.54
  1993/02/28      10438.65                     9756.61
  1993/03/31      11076.69                    10607.05
  1993/04/30      11934.37                    11613.69
  1993/05/31      12248.16                    11858.97
  1993/06/30      11913.45                    11673.94
  1993/07/31      12499.19                    12082.59
  1993/08/31      13325.49                    12734.84
  1993/09/30      13189.52                    12448.19
  1993/10/31      13524.23                    12831.81
  1993/11/30      13001.25                    11710.18
  1993/12/31      13796.97                    12555.74
  1994/01/31      14708.38                    13617.27
  1994/02/28      14509.34                    13579.55
  1994/03/31      14142.68                    12994.66
  1994/04/30      14750.29                    13546.01
  1994/05/31      14477.91                    13468.24
  1994/06/30      14362.67                    13658.57
  1994/07/31      14729.33                    13789.93
  1994/08/31      14865.52                    14116.41
  1994/09/30      14404.58                    13671.80
  1994/10/31      14729.33                    14127.07
  1994/11/30      14153.15                    13448.12
  1994/12/31      14069.90                    13532.33
  1995/01/31      13489.37                    13012.48
  1995/02/28      13521.03                    12975.14
  1995/03/31      13943.23                    13784.41
  1995/04/30      14354.88                    14302.82
  1995/05/31      14513.21                    14132.32
  1995/06/30      14618.76                    13884.49
  1995/07/31      15252.06                    14748.89
  1995/08/31      14808.75                    14186.27
  1995/09/30      14988.19                    14463.33
  1995/10/31      14692.64                    14074.55
  1995/11/30      14829.86                    14466.16
  1995/12/31      15276.78                    15049.00
  1996/01/31      15544.42                    15110.78
  1996/02/29      15555.13                    15161.87
  1996/03/31      15758.53                    15483.85
  1996/04/30      16165.34                    15934.01
  1996/05/31      16143.93                    15640.80
  1996/06/30      16250.99                    15728.83
  1996/07/31      15769.24                    15269.11
  1996/08/31      15865.59                    15302.57
  1996/09/30      16304.51                    15709.10
  1996/10/31      16122.52                    15548.34
  1996/11/30      16957.55                    16166.99
  1996/12/31      17025.66                    15959.02
  1997/01/31      17025.66                    15403.64
  1997/02/28      17396.76                    15659.34
  1997/03/31      17531.70                    15718.85
  1997/04/30      17655.40                    15805.30
  1997/05/31      18746.22                    16836.92
  1997/06/30      19724.57                    17767.99
  1997/07/31      20388.06                    18057.97
  1997/08/31      18836.18                    16711.75
  1997/09/30      20208.13                    17650.46
  1997/10/31      18768.71                    16298.25
  1997/11/30      18684.96                    16135.27
  1997/12/31      18819.05                    16279.04
  1998/01/31      19408.62                    17026.57
  1998/02/28      20481.63                    18122.23
  1998/03/31      21389.57                    18683.65
  1998/04/30      21955.56                    18834.62
  1998/05/31      21908.39                    18746.66
  1998/06/30      21660.77                    18891.95
  1998/07/31      21814.06                    19086.91
  1998/08/31      17840.36                    16725.67
  1998/09/30      17781.41                    16216.54
  1998/10/31      19302.50                    17910.68
  1998/11/30      20410.89                    18831.83
  1998/12/31      20832.56                    19578.32
  1999/01/31      21118.92                    19524.09
  1999/02/28      20534.27                    19062.34
  1999/03/31      21381.41                    19861.82
  1999/04/30      22288.21                    20669.79
  1999/05/31      21262.10                    19608.83
  1999/06/30      22383.66                    20376.71
  1999/07/31      22992.18                    20985.98
  1999/08/31      23254.67                    21066.14
  1999/09/30      23564.89                    21281.86
  1999/10/31      24555.21                    22082.48
  1999/11/30      26333.02                    22853.16
  1999/12/31      29424.71                    24907.66
  2000/01/31      27732.91                    23328.52
  2000/02/29      29249.26                    23960.48
  2000/03/31      29537.49                    24893.27
  2000/04/28      27732.91                    23586.87
IMATRL PRASUN   SHR__CHT 20000430 20000607 103056 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Class C on April 30, 1990. As the chart shows, by April 30, 2000 the value of the investment would have been $27,733 - a 177.33% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $23,587 - a 135.87% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Resembling their counterparts in the
United States, the majority of major
international equity markets
travelled a similar path of
performance during the six-month
period ending April 30, 2000, with
several months of spectacular returns
spurred by high-flying technology
and telecommunications stocks
followed by profit taking and
valuation concerns in March and
April. Still, the majority of
international equity indexes closed
out the period with fairly strong
positive returns. The Morgan
Stanley Capital International EAFE(registered trademark)
Index - which measures the
performance of stock markets in
Europe, Australasia and the Far
East - closed the six months
ending April 30, 2000, up 6.81%.
Of course, some countries
contributed more than others.
Japan, the equity market darling of
1999, so far has found the first year
of the new millennium a little more
daunting, with the Tokyo Stock
Exchange Index down 9.16%
year-to-date and up just 2.10% for
the six-month period. European
markets, as measured by the
Morgan Stanley Europe Index,
returned 8.43% during the past six
months on the strength of favorable
corporate earnings. In general,
emerging markets, which enjoyed a
strong comeback in 1999,
continued their momentum into
2000, highlighted by the six-month
13.87% gain posted by the Morgan
Stanley Emerging Market Free
Index.

(photograph of Rick Mace)

An interview with Rick Mace, Portfolio Manager of Fidelity Advisor
Overseas Fund

Q. HOW DID THE FUND PERFORM, RICK?

A. For the six-month period that ended April 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned 13.36%, 13.29%, 12.95% and 12.94%, respectively. For the same period, the Morgan Stanley Capital International (MSCI) EAFE Index - a broad measure of stock performance in Europe, Australasia and the Far East - was up 6.81%. The fund also compares its performance against the Lipper Inc. international funds average, which was up 14.17% during the past six months. For the one-year period that ended April 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned 25.35%, 25.12%, 24.44% and 24.43%, respectively. The MSCI EAFE index returned 14.11% during the same 12-month period, while the Lipper peer group average was up 24.75%.

Q. WHY DID THE FUND OUTPERFORM ITS INDEX DURING THE PAST SIX MONTHS?

A. The fund's technology-related stocks provided the most significant contribution to performance over the period. Japanese "new economy" stocks were particular standouts. Among these were such companies as Kyocera and Furukawa - companies that provide materials and components used in the manufacture of electronics equipment such as cellular phones. Another strong contributor was Softbank, a Japanese company with investments in more than 100 Internet-related companies. Similarly, holdings in European telephone utilities and telecommunications equipment manufacturers continued to make substantial contributions to the fund's performance.

Q. THERE SEEMED TO BE AN EFFORT TO MAKE THE FUND MORE CONCENTRATED DURING THE PERIOD . . .

A. That's true. Volatile market conditions created some unusual opportunities to buy more of the fund's most attractive stocks at cheaper prices. Therefore, I eliminated some of the fund's smaller and less attractive stocks to increase holdings in the stocks with the greatest potential for growth. My effort to increase the fund's concentration reduced the total number of stocks in the portfolio by about 25%.

Q. THE FUND'S ENERGY POSITION ROSE TO 8.5%, FROM 6.8% THE PRIOR
PERIOD. WHAT WAS YOUR STRATEGY THERE?

A. The energy sector looked attractive for several reasons. First, OPEC (Organization of Petroleum Exporting Countries) curtailed production during a period of increasing global demand, and this caused oil and product inventories to fall to very low levels. Second, as demand continued to grow and inventories remained relatively low, I felt that prices might remain above the levels most investors were expecting. That meant that energy stocks were cheap as they reflected a $16-$18 per-gallon oil price assumption. Third, I thought the earnings estimates for these companies were generally too low. Most were generating substantial cash flow and were benefiting from continuing industry consolidation activity. In this environment, I added to some of the fund's existing positions in oil producers such as TotalFinaElf and BP Amoco. In addition, I initiated positions in a number of tanker stocks on expectations that OPEC would need to increase production in an effort to ease oil prices. This worked out well as production quotas were eventually raised and demand for ocean carriers increased substantially. Tanker rates on some routes rose to their highest level in years. Among the fund's holdings that benefited most were Overseas Shipholding, Bergesen and OMI.

Q. WHAT WERE SOME OF THE FUND'S TOP PERFORMERS? WHICH STOCKS
DISAPPOINTED?

A. Most of the fund's top contributors came from the telecommunications sector, which experienced greater-than-expected growth. These stocks - including Nokia, Ericsson and Kyocera - all benefited from increased usage of cellular transmission that fueled higher revenues in the industry. On the down side, investors punished Japan-based Hikari Tsushin, which sells handsets, after the company announced it would fail to meet its earnings and sales targets.

Q. WHAT'S YOUR OUTLOOK, RICK?

A. I will continue to look for undervalued companies that have decent growth prospects and are consistently reporting strong earnings. In partnership with our team of 100 international research analysts, we will maintain our global stock selection process using a bottom-up approach, while at the same time monitoring country and industry weightings. I expect consolidation to remain a major theme across a variety of sectors as corporate managements seek to cut costs, boost growth, and increase their global competitiveness by acquiring competitors.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks growth of capital
primarily through investments
in foreign securities

START DATE: April 23, 1990

SIZE: as of April 30, 2000,
more than $2.1 billion

MANAGER: Rick Mace, since
1996; joined Fidelity in
1987

RICK MACE ON OVERSEAS
INVESTING OPPORTUNITIES:

"Two important new trends in
overseas investing helped fuel the
strong performance of international
equities during the past year.
"First, more company executives
overseas are placing an emphasis
on maximizing shareholder value.
The increasing number of corporate
announcements from international
companies detailing restructuring
efforts and mergers and
acquisitions is evidence of this
trend. Increased competition from
abroad has forced industry
consolidation to the forefront of
corporate boardrooms. In the third
quarter of 1999, Europe outpaced
the U.S. in merger-and-acquisition
(M&A) activity for the first time in
seven years. This increase in M&A
activity underscores a common goal
of many companies to improve the
bottom line by becoming a bigger
presence globally and reducing
costs through economies of scale.
Additionally, compensation
packages for management teams
are changing to better reflect
shareholders' interests.

"Second, it is likely that equities will begin to play a much more prominent role in the future savings of European investors. Compared to Americans, investors overseas put a smaller percentage of retirement assets in equity investments. In Japan, for instance, there is no retirement savings equivalent to the U.S.' 401(k) plan. However, Japanese investors have historically maintained among the highest savings rates in the world.
A number of recent factors -
deregulation of the Japanese financial
services industry, limited funded
private pension systems and
legislation to encourage new
retirement vehicles - should foster
increased investment in equities
going forward and ultimately drive
prices higher."


INVESTMENT CHANGES





TOP FIVE STOCKS AS OF APRIL
30, 2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Vodafone AirTouch PLC           3.9                     2.9
(United Kingdom, Cellular)

TotalFinaElf SA Class B         3.8                     2.9
(France, Oil & Gas)

Nokia AB  (Finland,             3.6                     1.6
Communications Equipment)

Kyocera Corp.  (Japan,          2.5                     1.3
Electronics)

Furukawa Electric Co. Ltd.      2.4                     0.8
(Japan, Electrical Equipment)

                                16.2                    9.5

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Technology                      20.5                    8.8

Utilities                       19.7                    16.5

Finance                         13.3                    20.5

Energy                          8.5                     6.8

Industrial Machinery &          8.2                     4.9
Equipment

TOP FIVE COUNTRIES AS OF
APRIL 30, 2000

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Japan                           23.8                    25.1

United Kingdom                  15.4                    18.0

France                          10.3                    12.0

Netherlands                     7.4                     6.1

Germany                         5.3                     7.6


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000                                         AS OF OCTOBER 31, 1999

Stocks and Investment                                        Stocks, Investment Companies
Companies                       93.1%                        and  Equity Futures               90.4%

Bonds                            0.2%                        Bonds                              1.8%

Short-Term Investments and                                   Short-Term Investments and
Net Other Assets                 6.7%                        Net Other Assets                   7.8%

Row: 1, Col: 1, Value: 93.09999999999999                     Row: 1, Col: 1, Value: 90.40000000000001
Row: 1, Col: 2, Value: 0.0                                   Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                   Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.2                                   Row: 1, Col: 4, Value: 1.8
Row: 1, Col: 5, Value: 0.0                                   Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                   Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                   Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 6.7                                   Row: 1, Col: 8, Value: 7.8





INVESTMENTS APRIL 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets



COMMON STOCKS - 92.3%

                                 SHARES                   VALUE (NOTE 1) (000S)

AUSTRALIA - 1.3%

Australia & New Zealand           187,666                 $ 1,298
Banking Group Ltd.

Broken Hill Proprietary Co.       211,440                  2,277
Ltd.

Cable & Wireless Optus Ltd.       2,036,300                6,576
(a)

Commonwealth Bank of Australia    371,500                  5,658

News Corp. Ltd.                   564,862                  7,173

News Corp. Ltd. sponsored ADR     118,900                  5,232
(preferred ltd. vtg.)

                                                           28,214

BELGIUM - 0.2%

Electrabel SA                     15,600                   3,781

BRAZIL - 0.2%

Telesp Celular Participacoes      100,000                  4,413
SA ADR

BRITISH VIRGIN ISLANDS - 0.0%

El Sitio, Inc.                    65,100                   700

CANADA - 2.3%

Alberta Energy Co. Ltd.           65,800                   2,082

Anderson Exploration Ltd. (a)     145,700                  2,332

BCE, Inc.                         42,900                   4,968

Canadian Natural Resources        112,000                  2,988
Ltd. (a)

Celestica, Inc. (sub. vtg.)       142,900                  7,711
(a)

Cinar Films, Inc. Class B         86,600                   303
(sub. vtg.) (a)

Crestar Energy, Inc. (a)          193,200                  2,740

Mitel Corp. (a)                   78,200                   1,959

Rio Alto Exploration Ltd. (a)     131,600                  2,311

Suncor Energy, Inc.               49,200                   2,101

Talisman Energy, Inc. (a)         458,900                  13,682

Telesystem International          150,900                  4,993
Wireless, Inc. (sub. vtg.)
(a)

                                                           48,170

DENMARK - 0.4%

Carlsberg AS (A Shares)           67,200                   2,076

Novo-Nordisk AS (B Shares)        46,900                   6,299

                                                           8,375

FINLAND - 4.7%

Metsa-Serla Oyj Class B Free      112,900                  960
Shares

Nokia AB                          1,345,400                76,520

Sampo Insurance Co. Ltd.          93,000                   3,526

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

FINLAND - CONTINUED

Sonera Corp.                      155,100                 $ 8,553

UPM-Kymmene Corp.                 416,800                  10,827

                                                           100,386

FRANCE - 10.3%

Aventis SA                        119,214                  6,706

AXA SA de CV                      91,190                   13,556

Banque Nationale de Paris         114,345                  9,265
(BNP)

Canal Plus SA                     24,800                   4,792

Cap Gemini SA                     19,778                   3,894

Carrefour SA                      44,700                   2,917

Castorama Dubois                  4,900                    1,072
Investissements SA

Compagnie de St. Gobain           16,700                   2,285

France Telecom SA                 198,000                  30,716

ILOG SA sponsored ADR (a)         34,800                   1,253

Lafarge SA                        21,313                   1,770

Rhodia SA                         263,600                  4,901

Sanofi-Synthelabo SA              137,480                  5,144

Societe Generale Class A          30,300                   6,291

Suez Lyonnaise des Eaux           23,700                   3,726

Television Francaise 1 SA         23,043                   15,815

TotalFinaElf SA Class B           530,896                  80,298

Transiciel SA                     5,100                    682

Vivendi SA                        256,700                  25,456

                                                           220,539

GERMANY - 5.1%

ACG AG                            2,700                    652

Allianz AG (Reg.)                 33,300                   12,848

BASF AG                           161,500                  7,079

Bayer AG                          124,700                  5,209

Deutsche Telekom AG               466,600                  30,361

Epcos AG                          31,000                   4,380

Intershop Communication AG (a)    4,800                    2,139

JUMPtec Industrielle              9,700                    919
Computertechnik AG (a)

Kali Und Salz Beteiligungs AG     422,800                  5,661

Munich Reinsurance AG (Reg.)      19,900                   5,849

Primacom AG (a)                   35,632                   2,744

Siemens AG                        134,700                  20,012

Software AG (a)                   12,800                   1,482

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

GERMANY - CONTINUED

United Internet AG (a)            15,500                  $ 3,998

Veba AG                           118,200                  5,947

                                                           109,280

HONG KONG - 1.3%

China Telecom Ltd. (a)            2,614,000                19,172

Hutchison Whampoa Ltd.            372,000                  5,421

Johnson Electric Holdings         332,000                  2,675
Ltd.

                                                           27,268

IRELAND - 0.3%

Bank of Ireland, Inc.             804,320                  5,425

Trintech Group PLC sponsored      6,300                    170
ADR

                                                           5,595

ISRAEL - 0.1%

Check Point Software              17,600                   3,045
Technologies Ltd. (a)

ITALY - 1.8%

Assicurazioni Generali Spa        208,500                  5,931

Banca Intesa Spa                  1,007,581                3,760

Olivetti & Co. Spa (a)            1,353,000                4,464

San Paolo Imi Spa                 289,700                  4,077

Telecom Italia Mobile Spa         949,500                  9,091

Telecom Italia Spa                838,728                  11,983

                                                           39,306

JAPAN - 23.8%

Asatsu-DK, Inc.                   127,000                  5,238

Canon, Inc.                       272,000                  12,631

Dai-Ichi Kangyo Bank Ltd.         565,000                  4,681

Daiwa Securities Group, Inc.      1,148,000                17,516

DDI Corp.                         1,988                    22,796

Fuji Bank Ltd.                    635,000                  5,285

Fuji Photo Film Co. Ltd.          109,000                  4,469

Fuji Television Network, Inc.     300                      4,994

Fujitsu Ltd.                      462,000                  13,073

Furukawa Electric Co. Ltd.        3,743,000                51,884

Hikari Tsushin, Inc.              18,500                   2,669

Honda Motor Co. Ltd. (a)          152,000                  6,726

Hoya Corp.                        66,000                   6,714

Ito-Yokado Co. Ltd.               273,000                  19,918

Kadokawa Shoten Publishing        2,400                    388
Co. Ltd.

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

JAPAN - CONTINUED

KDD Corp.                         53,100                  $ 6,148

Koa Denko Co. Ltd.                79,000                   2,294

Kyocera Corp.                     323,200                  53,671

Mitsubishi Electric Corp.         920,000                  7,852

Mitsubishi Estate Co. Ltd.        444,000                  4,989

Mitsui Fudosan Co. Ltd.           198,000                  2,010

Murata Manufacturing Co. Ltd.     43,000                   8,350

NEC Corp.                         376,000                  10,222

Net One Systems Co. Ltd.          111                      3,788

Nikko Securities Co. Ltd.         1,362,000                16,058

Nintendo Co. Ltd.                 27,800                   4,627

Nippon Telegraph & Telephone      1,916                    23,742
Corp.

Nippon Zeon Co. Ltd.              508,000                  3,147

Nomura Securities Co. Ltd.        724,000                  18,210

NTT DoCoMo, Inc.                  438                      14,622

Oki Electric Industry Co.         513,000                  3,605
Ltd. (a)

Omron Corp.                       779,000                  21,179

ORIX Corp.                        41,660                   5,940

Pioneer Corp.                     162,000                  4,419

Rohm Co. Ltd.                     17,100                   5,724

Sakura Bank Ltd.                  772,000                  5,411

Sharp Corp.                       212,000                  4,087

Shin-Etsu Chemical Co. Ltd.       62,000                   3,274

Softbank Corp.                    31,800                   7,822

Softbank Corp. New                63,600                   15,644

Sony Corp.                        79,200                   8,935

Sony Corp. New                    62,500                   7,051

Square Co. Ltd.                   2,450                    180

Takeda Chemical Industries        320,000                  21,039
Ltd.

Toko, Inc.                        423,000                  3,520

Tokyo Broadcasting System,        98,000                   4,259
Inc.

Tokyo Seimitsu Co. Ltd.           104,900                  10,961

Tokyo Tomin Bank Ltd.             17,900                   563

Toyota Motor Corp.                98,000                   4,897

Trans Cosmos, Inc.                22,300                   4,434

Tsubaki Nakashima Co. Ltd.        11,000                   138

Yamanouchi Pharmaceutical Co.     84,000                   4,435
Ltd.

Yokogawa Electric Corp.           367,000                  2,800

                                                           509,029

KOREA (SOUTH) - 2.0%

Daelim Industrial Co.             5,320                    30

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

KOREA (SOUTH) - CONTINUED

Hyundai Electronics               182,200                 $ 2,890
Industries Co. Ltd. (a)

Samsung Electro-Mechanics Co.     109,480                  7,448

Samsung Electronics Co. Ltd.      75,700                   20,464

SK Telecom Co. Ltd. ADR           253,100                  8,115

Trigem Computer, Inc.             45,100                   2,605

                                                           41,552

LUXEMBOURG - 0.1%

Thiel Logistik AG (a)             41,100                   2,566

MARSHALL ISLANDS - 0.5%

Teekay Shipping Corp.             334,200                  10,966

MEXICO - 2.7%

Grupo Televisa SA de CV           175,500                  11,133
sponsored ADR (a)

Telefonos de Mexico SA de CV      375,100                  22,061
Series L sponsored ADR

Tubos de Acero de Mexico SA       33,200                   496
sponsored ADR

TV Azteca SA de CV sponsored      1,375,700                15,133
ADR

Wal-Mart de Mexico SA de CV       3,651,300                8,451
Series V (a)

                                                           57,274

NETHERLANDS - 7.4%

ABN AMRO Holding NV               288,700                  5,960

Aegon NV                          66,200                   4,770

Akzo Nobel NV                     176,100                  7,228

Equant NV (NY Shares) (a)         316,300                  24,671

Fortis Amev NV                    276,400                  6,968

Heineken NV                       67,900                   3,775

ING Groep NV (Certificaten        253,273                  13,855
Van Aandelen)

Koninklijke Ahold NV              432,040                  10,101

Koninklijke KPN NV                84,500                   8,537

Koninklijke Philips               973,980                  43,561
Electronics NV

Nutreco Holding NV                90,104                   3,511

STMicroelectronics NV             26,100                   4,993

STMicroelectronics NV (NY         300                      57
Shares)

United Pan-Europe                 189,900                  6,929
Communications NV (a)

Vendex KBB NV                     351,700                  5,433

VNU NV                            78,400                   4,205

Wolters Kluwer NV                 171,900                  4,067
(Certificaten Van Aandelen)

                                                           158,621

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

NORWAY - 0.8%

Bergesen dy ASA:

(A Shares)                        333,500                 $ 5,614

(B Shares)                        262,400                  4,197

DNB Holding ASA                   597,300                  2,098

Opticom ASA (a)                   29,100                   3,076

Tandberg ASA (a)                  81,900                   1,255

VMETRO ASA                        86,600                   804

                                                           17,044

SINGAPORE - 0.3%

Chartered Semiconduct             27,000                   2,359
Manufacturing Ltd. ADR

Overseas Union Bank Ltd.          631,272                  2,885

United Overseas Bank Ltd.         235,488                  1,642

                                                           6,886

SPAIN - 1.9%

Altadis SA                        177,481                  2,092

Banco Santander Central           1,099,360                11,493
Hispano SA

Telefonica SA (a)                 1,243,400                27,743

                                                           41,328

SWEDEN - 2.5%

Elanders AB (B Shares)            28,300                   906

Investor AB (B Shares)            64,200                   906

Netcom AB (B Shares) (a)          17,500                   1,248

Telefonaktiebolaget LM            560,000                  49,525
Ericsson (B Shares)

                                                           52,585

SWITZERLAND - 3.6%

ABB Ltd. (Reg.)                   43,192                   4,862

Ascom Holding AG (Bearer)         400                      1,361

Credit Suisse Group (Reg.)        73,288                   13,281

Fantastic Corp. (a)               104,500                  1,914

Gretag Imaging Holding AG         100                      20
(Reg. D)

Julius Baer Holding AG            1,027                    3,603

Nestle SA (Reg.)                  11,032                   19,510

Novartis AG (Reg.)                3,881                    5,439

Roche Holding AG                  773                      8,099
participation certificates

Swiss Reinsurance Co. (Reg.)      1,800                    2,902

The Swatch Group AG (Reg.)        25,000                   5,657

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

SWITZERLAND - CONTINUED

UBS AG                            38,439                  $ 9,448

Valora Holding AG                 6,000                    1,564

                                                           77,660

TAIWAN - 1.8%

Macronix International Co.        490,000                  1,481
Ltd. (a)

Taiwan Semiconductor              2,880,040                18,544
Manufacturing Co. Ltd.

United Microelectronics Corp.     5,472,000                18,511

                                                           38,536

UNITED KINGDOM - 15.4%

3i Group PLC                      133,900                  2,681

Allied Zurich PLC                 890,800                  8,822

Amvescap PLC                      554,200                  7,994

Autonomy Corp. PLC (a)            16,400                   2,181

Bookham Technology PLC            15,100                   785
sponsored ADR

BP Amoco PLC                      5,053,660                42,956

British Aerospace PLC             1,119,255                6,851

British Telecommunications PLC    332,500                  6,085

Cable & Wireless PLC              1,383,900                22,853

Carlton Communications PLC        1,132,100                13,612

Centrica PLC                      557,700                  1,975

Diageo PLC                        341,100                  2,753

Granada Group PLC                 324,200                  3,153

Hanson PLC                        644,300                  4,724

Hilton Group PLC                  430,200                  1,801

HSBC Holdings PLC (Reg.)          680,387                  7,782

Jazztel PLC sponsored ADR         30,800                   1,602

Lloyds TSB Group PLC              1,070,400                10,443

Marconi PLC                       458,700                  5,711

Misys PLC                         442,800                  5,042

Prudential Corp. PLC              326,000                  4,994

Reed International PLC            385,000                  2,659

Reuters Group PLC                 550,300                  9,823

Rio Tinto PLC (Reg.)              179,000                  2,767

Royal Bank of Scotland Group      507,700                  7,860
PLC

Scottish & Newcastle PLC          230,800                  1,706

Scottish Media Group PLC          141,100                  2,565

Shell Transport & Trading Co.     3,308,100                26,603
PLC (Reg.)

SmithKline Beecham PLC            1,145,802                15,755

Unilever PLC                      1,288,731                8,014

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

UNITED KINGDOM - CONTINUED

Vodafone AirTouch PLC             17,660,916              $ 83,002

WPP Group PLC                     173,700                  2,790

                                                           328,344

UNITED STATES OF AMERICA - 1.5%

Bristol-Myers Squibb Co.          56,200                   2,947

Eli Lilly & Co.                   48,500                   3,750

Impsat Fiber Networks, Inc.       52,000                   822

Infonet Services Corp. Class B    33,300                   562

JDS Uniphase Corp. (a)            28,300                   2,934

OMI Corp. (a)                     327,200                  1,145

Overseas Shipholding Group,       536,700                  14,055
Inc.

Schering-Plough Corp.             114,300                  4,608

                                                           30,823

TOTAL COMMON STOCKS                                        1,972,286
(Cost $1,462,353)

NONCONVERTIBLE PREFERRED
STOCKS - 0.2%



GERMANY - 0.2%

SAP AG (Cost $1,452)              5,400                    3,192

INVESTMENT COMPANIES - 0.6%



EMERGING MARKETS - 0.3%

Asia Tigers Fund, Inc.            161,200                  1,421

Central European Equity Fund,     54,500                   818
Inc. (a)

Templeton Dragon Fund, Inc.       379,100                  3,009

                                                           5,248

KOREA (SOUTH) - 0.1%

Korea Fund, Inc. (The) (a)        193,600                  2,408

MEXICO - 0.0%

Mexico Fund, Inc. (The)           58,000                   877

INVESTMENT COMPANIES -
CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

MULTI-NATIONAL - 0.2%

European Warrant Fund, Inc.       220,200                 $ 3,427

Morgan Stanley Dean Witter        152,700                  1,622
Asia-Pacific Fund, Inc.

                                                           5,049

TOTAL INVESTMENT COMPANIES                                 13,582
(Cost $15,751)



GOVERNMENT OBLIGATIONS - 0.2%

MOODY'S RATINGS                            PRINCIPAL AMOUNT (000S)

UNITED STATES OF AMERICA - 0.2%

U.S. Treasury Bond stripped       Aaa      $ 18,300                      3,578
principal 0% 11/15/27 (Cost
$3,189)


CASH EQUIVALENTS - 11.2%

                                            SHARES

Central Cash Collateral Fund,                106,971,471                106,971
5.94% (b)

Taxable Central Cash Fund,                   132,247,528                132,248
5.77% (b)

TOTAL CASH EQUIVALENTS                                                  239,219
(Cost $239,219)

TOTAL INVESTMENT PORTFOLIO -                                            2,231,857
104.5%
(Cost $1,721,964)

NET OTHER ASSETS - (4.5)%                                               (95,918)

NET ASSETS - 100%                                                      $ 2,135,939


LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $1,726,378,000. Net unrealized appreciation aggregated $505,479,000, of which $606,512,000 related to appreciated investment securities and $101,033,000 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS

                          APRIL 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at             $ 2,231,857
value (cost $1,721,964) -
See accompanying schedule

Cash                                      196

Foreign currency held at                  16,611
value (cost $16,634)

Receivable for investments                65,896
sold

Receivable for fund shares                3,812
sold

Dividends receivable                      5,649

Interest receivable                       653

Other receivables                         98

 TOTAL ASSETS                             2,324,772

LIABILITIES

Payable for investments        $ 72,743
purchased

Payable for fund shares         5,854
redeemed

Accrued management fee          1,527

Distribution fees payable       915

Other payables and accrued      823
expenses

Collateral on securities        106,971
loaned, at value

 TOTAL LIABILITIES                        188,833

NET ASSETS                               $ 2,135,939

Net Assets consist of:

Paid in capital                          $ 1,532,376

Distributions in excess of                (10,804)
net investment income

Accumulated undistributed net             104,751
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               509,616
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                               $ 2,135,939

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS)

                APRIL 30, 2000 (UNAUDITED)

CALCULATION OF MAXIMUM              $22.14
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share   ($40,151
(divided by) 1,813.6 shares)

Maximum offering price per          $23.49
share (100/94.25 of $22.14)

CLASS T: NET ASSET VALUE and        $22.44
redemption price per share
($1,795,009 (divided by)
79,988 shares)

Maximum offering price per          $23.25
share (100/96.50 of $22.44)

CLASS B: NET ASSET VALUE and        $21.79
offering price per share
($127,837 (divided by) 5,867
shares) A

CLASS C: NET ASSET VALUE and        $22.13
offering price per share
($65,461 (divided by)
2,958.5 shares) A

INSTITUTIONAL CLASS: NET            $22.18
ASSET VALUE, offering price
and redemption price   per
share ($107,481 (divided by)
4,846.6 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS   SIX
                       MONTHS ENDED APRIL 30, 2000
                                        (UNAUDITED)

INVESTMENT INCOME                          $ 10,752
Dividends

Interest                                    3,779

Security lending                            216

                                            14,747

Less foreign taxes withheld                 (1,216)

 TOTAL INCOME                               13,531

EXPENSES

Management fee Basic fee         $ 7,379

 Performance adjustment           1,370

Transfer agent fees               2,206

Distribution fees                 5,188

Accounting and security           486
lending fees

Non-interested trustees'          2
compensation

Custodian fees and expenses       498

Registration fees                 162

Audit                             21

Legal                             41

Miscellaneous                     6

 Total expenses before            17,359
reductions

 Expense reductions               (138)     17,221

NET INVESTMENT INCOME (LOSS)                (3,690)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            108,712

 Foreign currency transactions    221

 Futures contracts                1,530     110,463

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            120,450

 Assets and liabilities in        (340)
foreign currencies

 Futures contracts                (382)     119,728

NET GAIN (LOSS)                             230,191

NET INCREASE (DECREASE) IN                 $ 226,501
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS           SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1999
                               2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (3,690)                   $ 5,488
income (loss)

 Net realized gain (loss)       110,463                     133,044

 Change in net unrealized       119,728                     216,537
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     226,501                     355,069
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (3,717)                     (3,445)
From net investment income

 In excess of net investment    (7,112)                     -
income

 From net realized gain         (81,508)                    (10,438)

 TOTAL DISTRIBUTIONS            (92,337)                    (13,883)

Share transactions - net        284,918                     127,794
increase (decrease)

  TOTAL INCREASE (DECREASE)     419,082                     468,980
IN NET ASSETS

NET ASSETS

 Beginning of period            1,716,857                   1,247,877

 End of period (including      $ 2,135,939                 $ 1,716,857
under (over) distribution
of net investment income of
$(10,804) and  $10,177,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                               SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                               (UNAUDITED)                      1999                     1998      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value,  beginning    $ 20.59                          $ 16.32                  $ 16.89   $ 15.29   $ 14.98
of period

Income from  Investment
Operations

Net investment  income (loss)   (.02)                            .10                      .09       .09       .04
D

Net realized and  unrealized    2.72                             4.42                     .51       2.39      .27
gain (loss)

Total from  investment          2.70                             4.52                     .60       2.48      .31
operations

Less Distributions

From net  investment income     (.06)                            (.11)                    (.21)     (.25)     -

In excess of  net investment    (.11)                            -                        -         -         -
income

From net realized gain          (.98)                            (.14)                    (.96)     (.63)     -

Total distributions             (1.15)                           (.25)                    (1.17)    (.88)     -

Net asset value,  end of       $ 22.14                          $ 20.59                  $ 16.32   $ 16.89   $ 15.29
period

TOTAL RETURN B, C               13.36%                           28.05%                   3.73%     16.95%    2.07%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period      $ 40                             $ 23                     $ 12      $ 5       $ 1
(in millions)

Ratio of expenses to average    1.52% A                          1.55%                    1.55% F   1.90% F   1.16% A, F
net assets

Ratio of expenses to average    1.51% A, G                       1.52% G                  1.54% G   1.89% G   1.16% A
net assets after expense
reductions

Ratio of net investment         (.16)% A                         .57%                     .51%      .53%      1.74% A
income (loss) to average
net assets

Portfolio turnover              96% A                            85%                      74%       70%       82%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO OCTOBER 31, 1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

                                 SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999                     1998      1997      1996

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 20.83                          $ 16.48                  $ 17.02   $ 15.30   $ 13.92
period

Income from Invest- ment
Operations

Net investment  income (loss)     (.04) D                          .07 D                    .06 D     .13 D     .19 D, E

Net realized  and unrealized      2.76                             4.46                     .52       2.38      1.29
gain (loss)

Total from investment             2.72                             4.53                     .58       2.51      1.48
operations

Less Distributions

From net investment income        (.04)                            (.04)                    (.16)     (.16)     (.09)

In excess of  net investment      (.09)                            -                        -         -         -
income

From net  realized gain           (.98)                            (.14)                    (.96)     (.63)     (.01)

In excess of net realized gain    -                                -                        -         -         -

 Total distributions              (1.11)                           (.18)                    (1.12)    (.79)     (.10)

Net asset value,  end of         $ 22.44                          $ 20.83                  $ 16.48   $ 17.02   $ 15.30
period

TOTAL RETURN B, C                 13.29%                           27.74%                   3.57%     17.07%    10.69%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 1,795                          $ 1,480                  $ 1,086   $ 1,111   $ 995
millions)

Ratio of expenses to average      1.72% A                          1.72%                    1.74%     1.66%     1.61%
net assets

Ratio of expenses to average      1.71% A, F                       1.69% F                  1.72% F   1.65% F   1.60% F
net assets after expense
reductions

Ratio of net investment           (.35)% A                         .39%                     .35%      .80%      1.30%
income (loss) to average net
assets

Portfolio turnover                96% A                            85%                      74%       70%       82%



FINANCIAL HIGHLIGHTS - CLASS T

                                 YEARS ENDED OCTOBER 31,

                                 1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.06
period

Income from Invest- ment
Operations

Net investment  income (loss)     .07

Net realized  and unrealized      (.11)
gain (loss)

Total from investment             (.04)
operations

Less Distributions

From net investment income        -

In excess of  net investment      -
income

From net  realized gain           (.02)

In excess of net realized gain    (.08)

 Total distributions              (.10)

Net asset value,  end of         $ 13.92
period

TOTAL RETURN B, C                 (0.25)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 742
millions)

Ratio of expenses to average      1.90%
net assets

Ratio of expenses to average      1.90%
net assets after expense
reductions

Ratio of net investment           1.01%
income (loss) to average net
assets

Portfolio turnover                47%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR THE PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

                                SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                                (UNAUDITED)                      1999                     1998      1997      1996

SELECTED PER-SHARE DATA

Net asset value, beginning of   $ 20.25                          $ 16.08                  $ 16.69   $ 15.06   $ 13.92
period

Income from Invest- ment
Operations

Net investment  income (loss)    (.10) D                          (.03) D                  (.03) D   .02 D     .08 D, E

Net realized  and unrealized     2.68                             4.34                     .51       2.36      1.26
gain (loss)

Total from investment            2.58                             4.31                     .48       2.38      1.34
operations

Less Distributions

From net investment income       (.02)                            -                        (.13)     (.12)     (.19)

In excess of  net investment     (.04)                            -                        -         -         -
income

From net  realized gain          (.98)                            (.14)                    (.96)     (.63)     (.01)

Total distributions              (1.04)                           (.14)                    (1.09)    (.75)     (.20)

Net asset value,  end of        $ 21.79                          $ 20.25                  $ 16.08   $ 16.69   $ 15.06
period

TOTAL RETURN B, C                12.95%                           27.00%                   3.00%     16.41%    9.73%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in   $ 128                            $ 89                     $ 58      $ 40      $ 19
millions)

Ratio of expenses to average     2.30% A, G                       2.29% G                  2.30% G   2.30%     2.37%
net assets

Ratio of expenses to average     2.29% A, H                       2.26% H                  2.29% H   2.29% H   2.37%
net assets after expense
reductions

Ratio of net invest- ment        (.94)% A                         (.18)%                   (.19)%    .15%      .53%
income  (loss) to average
net assets

Portfolio turnover               96% A                            85%                      74%       70%       82%



FINANCIAL HIGHLIGHTS - CLASS B

                                YEARS ENDED OCTOBER 31,

                                1995 F

SELECTED PER-SHARE DATA

Net asset value, beginning of   $ 13.89
period

Income from Invest- ment
Operations

Net investment  income (loss)    .01

Net realized  and unrealized     .02
gain (loss)

Total from investment            .03
operations

Less Distributions

From net investment income       -

In excess of  net investment     -
income

From net  realized gain          -

Total distributions              -

Net asset value,  end of        $ 13.92
period

TOTAL RETURN B, C                0.22%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in   $ 3
millions)

Ratio of expenses to average     1.97% A, G
net assets

Ratio of expenses to average     1.97% A
net assets after expense
reductions

Ratio of net invest- ment        .94% A
income  (loss) to average
net assets

Portfolio turnover               47%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.
F FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO OCTOBER 31, 1995.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

                                 SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999                     1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 20.58                          $ 16.37                  $ 17.23
period

Income from Investment
Operations

Net investment income (loss) D    (.10)                            (.02)                    (.03)

Net realized and unrealized       2.72                             4.43                     .29
gain (loss)

Total from investment             2.62                             4.41                     .26
operations

Less Distributions

From net investment income        (.03)                            (.06)                    (.16)

In excess of net investment       (.06)                            -                        -
income

From net realized gain            (.98)                            (.14)                    (.96)

Total distributions               (1.07)                           (.20)                    (1.12)

Net asset value, end of period   $ 22.13                          $ 20.58                  $ 16.37

TOTAL RETURN B, C                 12.94%                           27.21%                   2.84%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 65                             $ 35                     $ 15
millions)

Ratio of expenses to average      2.27% A                          2.25% F                  2.30% A, F
net assets

Ratio of expenses to average      2.26% A, G                       2.22% G                  2.30% A
net assets after  expense
reductions

Ratio of net investment           (.91)% A                         (.13)%                   (.20)% A
income (loss) to average net
assets

Portfolio turnover                96% A                            85%                      74%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                               SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                               (UNAUDITED)                      1999                     1998      1997      1996

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 20.62                          $ 16.36                  $ 16.92   $ 15.20   $ 13.97
period

Income from Invest- ment
Operations

Net investment  income          .02 D                            .17 D                    .13 D     .22 D     .21 D, E

Net realized  and unrealized    2.73                             4.39                     .53       2.36      1.24
gain (loss)

Total from investment           2.75                             4.56                     .66       2.58      1.45
operations

Less Distributions

From net investment income      (.07)                            (.16)                    (.26)     (.23)     (.21)

In excess of  net investment    (.14)                            -                        -         -         -
income

From net  realized gain         (.98)                            (.14)                    (.96)     (.63)     (.01)

Total distributions             (1.19)                           (.30)                    (1.22)    (.86)     (.22)

Net asset value,  end of       $ 22.18                          $ 20.62                  $ 16.36   $ 16.92   $ 15.20
period

TOTAL RETURN B, C               13.60%                           28.30%                   4.11%     17.73%    10.51%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in  $ 107                            $ 90                     $ 77      $ 38      $ 16
millions)

Ratio of expenses to average    1.18% A                          1.18%                    1.26%     1.17%     1.44%
net assets

Ratio of expenses to average    1.17% A, H                       1.15% H                  1.24% H   1.16% H   1.43% H
net assets after expense
reductions

Ratio of net invest- ment       .19% A                           .94%                     .76%      1.31%     1.46%
income to average net assets

Portfolio turnover              96% A                            85%                      74%       70%       82%



FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                               YEARS ENDED OCTOBER 31,

                               1995 F

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 13.89
period

Income from Invest- ment
Operations

Net investment  income          .05

Net realized  and unrealized    .03
gain (loss)

Total from investment           .08
operations

Less Distributions

From net investment income      -

In excess of  net investment    -
income

From net  realized gain         -

Total distributions             -

Net asset value,  end of       $ 13.97
period

TOTAL RETURN B, C               0.58%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in  $ 1
millions)

Ratio of expenses to average    .97% A, G
net assets

Ratio of expenses to average    .97% A
net assets after expense
reductions

Ratio of net invest- ment       1.94% A
income to average net assets

Portfolio turnover              47%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.
F FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Overseas Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

2. OPERATING POLICIES - CONTINUED

FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $1,082,346,000 and $889,454,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $12,023,000 and $23,813,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annualized individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the investment performance of the asset-weighted average return of all classes as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .87% of average net assets after the performance adjustment.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annualized rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 41,000     $ -

CLASS T    4,329,000    41,000

CLASS B    566,000      424,000

CLASS C    252,000      146,000

          $ 5,188,000  $ 611,000

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 123,000    $ 48,000

CLASS T    335,000      124,000

CLASS B    124,000      124,000 *

CLASS C    9,000        9,000 *

          $ 591,000    $ 305,000

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 44,000     .27 *

CLASS T                 1,837,000   .22 *

CLASS B                 165,000     .30 *

CLASS C                 64,000      .26 *

INSTITUTIONAL CLASS     96,000      .18 *

                       $ 2,206,000

* ANNUALIZED.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $103,789,000. The fund received cash collateral of $106,971,000 which was invested in cash equivalents, and U.S. Treasury obligations valued at $1,881,000.

6. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

          FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS B   2.30%                    $ 4,000

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $129,000 under this arrangement.

6. EXPENSE REDUCTIONS - CONTINUED

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $4,000 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

  TRANSFER AGENT CREDITS

CLASS A     $ 1,000

7. BENEFICIAL INTEREST.

At the end of the period, one shareholder was record owner of approximately 11% of the total outstanding shares of the fund.

8. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

AMOUNTS IN THOUSANDS         SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31,

                             2000                        1999

FROM NET INVESTMENT INCOME

Class A                      $ 66                        $ 78

Class T                       3,187                       2,595

Class B                       92                          -

Class C                       53                          50

Institutional Class           319                         722

Total                        $ 3,717                     $ 3,445

IN EXCESS OF NET INVESTMENT
INCOME

Class A                      $ 128                       $ -

Class T                       6,095                       -

Class B                       177                         -

Class C                       102                         -

Institutional Class           610                         -

Total                        $ 7,112                     $ -

FROM NET REALIZED GAIN

Class A                      $ 1,120                     $ 99

Class T                       69,969                      9,084

Class B                       4,396                       507

Class C                       1,690                       116

Institutional Class           4,333                       632

Total                        $ 81,508                    $ 10,438

                             $ 92,337                    $ 13,883


9. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                              DOLLARS

AMOUNTS IN THOUSANDS            SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31,  SIX MONTHS ENDED APRIL 30,

                                2000                        1999                    2000



CLASS A Shares sold                                          4,183                  $ 51,698
                                 2,307

Reinvestment of distributions    58                          11                      1,222

Shares redeemed                  (1,690)                     (3,818)                 (38,068)

Net increase (decrease)          675                         376                    $ 14,852

CLASS T Shares sold              27,478                      100,980                $ 628,546

Reinvestment of distributions    3,494                       648                     75,182

Shares redeemed                  (22,009)                    (96,495)                (505,717)

Net increase (decrease)          8,963                       5,133                  $ 198,011

CLASS B Shares sold              1,902                       2,267                  $ 42,219

Reinvestment of distributions    196                         27                      4,107

Shares redeemed                  (636)                       (1,520)                 (13,979)

Net increase (decrease)          1,462                       774                    $ 32,347

CLASS C Shares sold              1,748                       8,406                  $ 39,618

Reinvestment of distributions    77                          9                       1,630

Shares redeemed                  (557)                       (7,619)                 (12,511)

Net increase (decrease)          1,268                       796                    $ 28,737

INSTITUTIONAL CLASS Shares       1,441                       3,272                  $ 32,518
sold

Reinvestment of distributions    100                         36                      2,115

Shares redeemed                  (1,048)                     (3,637)                 (23,662)

Net increase (decrease)          493                         (329)                  $ 10,971



                                DOLLARS

AMOUNTS IN THOUSANDS            YEAR ENDED OCTOBER 31,

                                1999



CLASS A Shares sold             $ 76,263


Reinvestment of distributions    173

Shares redeemed                  (69,891)

Net increase (decrease)         $ 6,545

CLASS T Shares sold             $ 1,884,019

Reinvestment of distributions    10,982

Shares redeemed                  (1,796,038)

Net increase (decrease)         $ 98,963

CLASS B Shares sold             $ 41,143

Reinvestment of distributions    454

Shares redeemed                  (27,409)

Net increase (decrease)         $ 14,188

CLASS C Shares sold             $ 153,485

Reinvestment of distributions    143

Shares redeemed                  (139,603)

Net increase (decrease)         $ 14,025

INSTITUTIONAL CLASS Shares      $ 59,739
sold

Reinvestment of distributions    602

Shares redeemed                  (66,268)

Net increase (decrease)         $ (5,927)







INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity Investments Japan Ltd.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
Richard R. Mace, Jr., Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

* INDEPENDENT TRUSTEES

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications and Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant (registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

OS-SANN-0600  104859
1.703565.102

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
INTERNATIONAL CAPITAL APPRECIATION
FUND - CLASS A, CLASS T, CLASS B
AND CLASS C

SEMIANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             12  The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    15  A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           16  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  21  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 30  Notes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of the McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE



(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(Registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV INTL CAP APP -      26.64%         50.77%       90.72%
CL A

FIDELITY ADV INTL CAP APP -      19.36%         42.10%       79.75%
CL A   (INCL. 5.75% SALES
CHARGE)

MSCI World ex US                 8.40%          15.89%       40.15%

International Funds Average      14.17%         24.75%       n/a

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital International AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. To measure how Class A's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 675 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV INTL CAP APP -      50.77%       29.60%
CL A

FIDELITY ADV INTL CAP APP -      42.10%       26.56%
CL A   (INCL. 5.75% SALES
CHARGE)

MSCI World ex US                 15.89%       14.52%

International Funds Average      24.75%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Intl Cap App -CL A       MS AC World ex USA
             00288                       MS025
  1997/11/03       9425.00                    10000.00
  1997/11/30       9179.95                     9717.68
  1997/12/31       9368.45                     9829.52
  1998/01/31       9641.78                    10123.55
  1998/02/28      10282.68                    10799.04
  1998/03/31      10867.03                    11172.17
  1998/04/30      11121.50                    11252.19
  1998/05/31      11093.23                    11048.13
  1998/06/30      10914.15                    11006.60
  1998/07/31      11140.35                    11111.22
  1998/08/31       8963.18                     9544.28
  1998/09/30       8802.95                     9342.67
  1998/10/31       9490.98                    10321.30
  1998/11/30       9990.50                    10875.96
  1998/12/31      10292.10                    11250.66
  1999/01/31      10508.88                    11238.61
  1999/02/28      10376.93                    10986.98
  1999/03/31      11310.00                    11517.44
  1999/04/30      11922.63                    12093.51
  1999/05/31      11291.15                    11525.48
  1999/06/30      12290.20                    12055.08
  1999/07/31      12883.98                    12337.82
  1999/08/31      13110.18                    12380.62
  1999/09/30      13449.48                    12464.35
  1999/10/31      14194.05                    12928.47
  1999/11/30      16050.78                    13445.41
  1999/12/31      19562.29                    14727.73
  2000/01/31      18572.91                    13928.55
  2000/02/29      20394.94                    14304.78
  2000/03/31      19454.54                    14843.12
  2000/04/28      17975.36                    14014.67
IMATRL PRASUN   SHR__CHT 20000430 20000524 111232 R00000000000033

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Capital Appreciation Fund - Class A on November 3, 1997, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by April 30, 2000, the value of the investment would have grown to $17,975 - a 79.75% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period. With dividends reinvested, the same $10,000 would have grown to $14,015 - a 40.15% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV INTL CAP APP -      26.49%         50.43%       89.99%
CL T

FIDELITY ADV INTL CAP APP -      22.07%         45.16%       83.34%
CL T   (INCL. 3.50% SALES
CHARGE)

MSCI World ex US                 8.40%          15.89%       40.15%

International Funds Average      14.17%         24.75%       n/a

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. To measure how Class T's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 675 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV INTL CAP APP -      50.43%       29.40%
CL T

FIDELITY ADV INTL CAP APP -      45.16%       27.56%
CL T   (INCL. 3.50% SALES
CHARGE)

MSCI World ex US                 15.89%       14.52%

International Funds Average      24.75%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Intl Cap App -CL T       MS AC World ex USA
             00292                       MS025
  1997/11/03       9650.00                    10000.00
  1997/11/30       9399.10                     9717.68
  1997/12/31       9592.10                     9829.52
  1998/01/31       9862.30                    10123.55
  1998/02/28      10518.50                    10799.04
  1998/03/31      11116.80                    11172.17
  1998/04/30      11367.70                    11252.19
  1998/05/31      11338.75                    11048.13
  1998/06/30      11145.75                    11006.60
  1998/07/31      11377.35                    11111.22
  1998/08/31       9148.20                     9544.28
  1998/09/30       8993.80                     9342.67
  1998/10/31       9688.60                    10321.30
  1998/11/30      10200.05                    10875.96
  1998/12/31      10508.85                    11250.66
  1999/01/31      10721.15                    11238.61
  1999/02/28      10586.05                    10986.98
  1999/03/31      11541.40                    11517.44
  1999/04/30      12187.95                    12093.51
  1999/05/31      11531.75                    11525.48
  1999/06/30      12554.65                    12055.08
  1999/07/31      13162.60                    12337.82
  1999/08/31      13384.55                    12380.62
  1999/09/30      13731.95                    12464.35
  1999/10/31      14494.30                    12928.47
  1999/11/30      16385.70                    13445.41
  1999/12/31      19967.23                    14727.73
  2000/01/31      18945.32                    13928.55
  2000/02/29      20808.79                    14304.78
  2000/03/31      19847.00                    14843.12
  2000/04/28      18334.18                    14014.67
IMATRL PRASUN   SHR__CHT 20000430 20000524 111452 R00000000000033

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Capital Appreciation Fund - Class T on November 3, 1997, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by April 30, 2000, the value of the investment would have grown to $18,334 - an 83.34% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period. With dividends reinvested, the same $10,000 would have grown to $14,015 - a 40.15% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B's contingent deferred sales charges included in the past six months, past one year and life of fund total return figures are 5%, 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV INTL CAP APP -    26.20%         49.63%       87.03%
CL B

FIDELITY ADV INTL CAP APP -    21.20%         44.63%       84.03%
CL B   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI World ex US               8.40%          15.89%       40.15%

International Funds Average    14.17%         24.75%       n/a

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. To measure how Class B's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 675 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV INTL CAP APP -      49.63%       28.59%
CL B

FIDELITY ADV INTL CAP APP -      44.63%       27.76%
CL B   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI World ex US                 15.89%       14.52%

International Funds Average      24.75%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Intl Cap App -CL B       MS AC World ex USA
             00290                       MS025
  1997/11/03      10000.00                    10000.00
  1997/11/30       9730.00                     9717.68
  1997/12/31       9930.00                     9829.52
  1998/01/31      10200.00                    10123.55
  1998/02/28      10870.00                    10799.04
  1998/03/31      11490.00                    11172.17
  1998/04/30      11750.00                    11252.19
  1998/05/31      11710.00                    11048.13
  1998/06/30      11510.00                    11006.60
  1998/07/31      11740.00                    11111.22
  1998/08/31       9440.00                     9544.28
  1998/09/30       9270.00                     9342.67
  1998/10/31       9990.00                    10321.30
  1998/11/30      10510.00                    10875.96
  1998/12/31      10820.00                    11250.66
  1999/01/31      11040.00                    11238.61
  1999/02/28      10890.00                    10986.98
  1999/03/31      11870.00                    11517.44
  1999/04/30      12500.00                    12093.51
  1999/05/31      11830.00                    11525.48
  1999/06/30      12870.00                    12055.08
  1999/07/31      13480.00                    12337.82
  1999/08/31      13710.00                    12380.62
  1999/09/30      14050.00                    12464.35
  1999/10/31      14820.00                    12928.47
  1999/11/30      16750.00                    13445.41
  1999/12/31      20402.71                    14727.73
  2000/01/31      19356.15                    13928.55
  2000/02/29      21252.39                    14304.78
  2000/03/31      20257.64                    14843.12
  2000/04/28      18403.00                    14014.67
IMATRL PRASUN   SHR__CHT 20000430 20000524 111727 R00000000000033

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Capital Appreciation Fund - Class B on November 3, 1997, when the fund started. As the chart shows, by April 30, 2000, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $18,403 - an 84.03% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period. With dividends reinvested, the same $10,000 would have grown to $14,015 - a 40.15% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C's contingent deferred sales charges included in the past six months, past one year and life of fund total return figures are 1%, 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000       PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV INTL CAP APP -        26.12%         49.63%       87.04%
CL C

FIDELITY ADV INTL CAP APP -        25.12%         48.63%       87.04%
CL C   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI World ex US                   8.40%          15.89%       40.15%

International Funds Average        14.17%         24.75%       n/a

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. To measure how Class C's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 675 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000         PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV INTL CAP APP -          49.63%       28.59%
CL C

FIDELITY ADV INTL CAP APP -          48.63%       28.59%
CL C   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI World ex US                     15.89%       14.52%

International Funds Average          24.75%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Intl Cap App -CL C       MS AC World ex USA
             00281                       MS025
  1997/11/03      10000.00                    10000.00
  1997/11/30       9730.00                     9717.68
  1997/12/31       9930.00                     9829.52
  1998/01/31      10210.00                    10123.55
  1998/02/28      10880.00                    10799.04
  1998/03/31      11490.00                    11172.17
  1998/04/30      11750.00                    11252.19
  1998/05/31      11710.00                    11048.13
  1998/06/30      11510.00                    11006.60
  1998/07/31      11740.00                    11111.22
  1998/08/31       9440.00                     9544.28
  1998/09/30       9270.00                     9342.67
  1998/10/31       9980.00                    10321.30
  1998/11/30      10500.00                    10875.96
  1998/12/31      10820.00                    11250.66
  1999/01/31      11030.00                    11238.61
  1999/02/28      10880.00                    10986.98
  1999/03/31      11850.00                    11517.44
  1999/04/30      12500.00                    12093.51
  1999/05/31      11820.00                    11525.48
  1999/06/30      12860.00                    12055.08
  1999/07/31      13480.00                    12337.82
  1999/08/31      13710.00                    12380.62
  1999/09/30      14050.00                    12464.35
  1999/10/31      14830.00                    12928.47
  1999/11/30      16760.00                    13445.41
  1999/12/31      20404.42                    14727.73
  2000/01/31      19357.24                    13928.55
  2000/02/29      21254.60                    14304.78
  2000/03/31      20259.26                    14843.12
  2000/04/28      18704.05                    14014.67
IMATRL PRASUN   SHR__CHT 20000430 20000524 112411 R00000000000033

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Capital Appreciation Fund - Class C on November 3, 1997, when the fund started. As the chart shows, by April 30, 2000, the value of the investment would have grown to $18,704 - an 87.04% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period. With dividends reinvested, the same $10,000 would have grown to $14,015 - a 40.15% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Resembling their counterparts in the
United States, the majority of major
international equity markets
travelled a similar path of
performance during the six-month
period ending April 30, 2000, with
several months of spectacular returns
spurred by high-flying technology
and telecommunications stocks
followed by profit taking and
valuation concerns in March and
April. Still, the majority of
international equity indexes closed
out the period with fairly strong
positive returns. The Morgan
Stanley Capital International EAFE(registered trademark)
Index - which measures the
performance of stock markets in
Europe, Australasia and the Far
East - closed the six months
ending April 30, 2000, up 6.81%.
Of course, some countries
contributed more than others.
Japan, the equity market darling of
1999, so far has found the first year
of the new millennium a little more
daunting, with the Tokyo Stock
Exchange Index down 9.16%
year-to-date and up just 2.10% for
the six-month period. European
markets, as measured by the
Morgan Stanley Europe Index,
returned 8.43% during the past six
months on the strength of favorable
corporate earnings. In general,
emerging markets, which enjoyed a
strong comeback in 1999,
continued their momentum into
2000, highlighted by the six-month
13.87% gain posted by the Morgan
Stanley Emerging Market Free
Index.

(photograph of Kevin McCarey)

An interview with Kevin McCarey, Portfolio Manager of Fidelity Advisor International Capital Appreciation Fund

Q. HOW DID THE FUND PERFORM, KEVIN?

A. Very well. For the six months that ended April 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned 26.64%, 26.49%, 26.20% and 26.12%, respectively. These returns easily beat the Morgan Stanley Capital International AC World Index Free ex USA - which returned 8.40% during the same period - as well as the international funds average, which returned 14.17% according to Lipper Inc. For the 12 months that ended April 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned 50.77%, 50.43%, 49.63% and 49.63%, respectively. The Morgan Stanley index and Lipper group returned 15.89% and 24.75%, respectively, during the same period.

Q. WHAT FACTORS PLAYED KEY ROLES IN SHAPING THE FUND'S PERFORMANCE DURING THE PERIOD?

A. Solid research and good stock picking - particularly in Japan and the emerging markets - helped the fund perform well. In fact, six of the fund's 10 best-performing stocks during the period were based in Japan. Another factor was my emphasis on so-called new economy stocks, or companies that stand to benefit from changes brought on by the Internet and technology trends in general. The fund's exposure to technology stocks went from 18% of assets six months ago to approximately 34% at the end of the period. I also favored stocks in the media and telecommunications areas, and reduced the fund's exposure to industries adversely affected by new economy trends, including retail and general banking.

Q. SIX MONTHS AGO, JAPAN'S ECONOMY WAS ON THE UPSWING. CAN YOU GIVE AN
UPDATE?

A. Entering the period, Japan was still enjoying a switch from negative to positive investor sentiment, based largely on initial signs of an economic turnaround and a slew of corporate restructuring announcements. As the period wore on, however - and companies began the actual hard work of restructuring - the shine wore off and the rebound became sluggish. Based on what our research indicated, I decided to trim the fund's Japanese exposure, from 34% of assets six months ago to 24% at the close of the period. That being said, the fund still realized significant gains from its positions in Internet venture capital firm Softbank, cellular provider DDI and Daiwa Securities.

Q. WHAT WAS THE STORY IN THE EMERGING MARKETS?

A. Latin America and Asia both experienced rebounds following an upturn in economic conditions, and the fund was able to take advantage. Latin America continued to benefit from the positive impact of Brazil's currency devaluation in February 1999, and Mexico in particular performed well as interest rates fell, inflation remained subdued and oil prices rose. The fund's investments in Mexican banks Bancomer and Banacci provided strong results before I decided to de-emphasize the bank group. Asia, meanwhile, continued to benefit from its own rebound of over a year ago, and technology exports improved significantly. The fund's positions in Taiwan Semiconductor and Samsung Electronics contributed nicely.

Q. WHAT WAS YOUR STRATEGY WITH RESPECT TO THE FUND'S EUROPEAN
INVESTMENTS?

A. The economic situation continued to be positive throughout Europe, and the weakening of the euro relative to the dollar put the wind at the backs of many European exporters. In terms of my particular focus, I again concentrated on companies that I felt could benefit from the new economy. One example was French software firm ILOG, which performed well during the period.

Q. WHICH OTHER STOCKS HELPED PERFORMANCE? WHICH WERE DISAPPOINTING?

A. Going back to Japan, the fund's stakes in Trans Cosmos, a software services company that benefited from Internet trends, Kyocera - a maker of electronics components - and Furukawa Electric, which is involved in optical networking equipment, all provided a considerable boost. Disappointments included Japanese cellular service provider Hikari Tsushin - which soured on weak growth forecasts - and Equant, a Netherlands-based telecommunications networking company that suffered from a slowdown in revenue growth.

Q. WHAT'S YOUR OUTLOOK?

A. The economic recovery and corporate restructuring phase should deepen in Europe, but progress slowly in Japan. In Europe, we should see more management incentives in terms of salary and stock options, and we'll also see more companies coming to market under the banner of the new economy. I'll keep a close eye on that. Japan, meanwhile, is much earlier in the game and I wouldn't be surprised if we saw a lot of consolidation activity there over the next year or so. As for the emerging markets, I'll be keeping tabs on the new government in Russia and the upcoming presidential election in Mexico.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks capital
appreciation by investing in
securities of foreign issuers

START DATE: November 3, 1997

SIZE: as of April 30, 2000,
more than $290 million

MANAGER: Kevin McCarey,
since inception; joined
Fidelity in 1985

KEVIN MCCAREY ENVISIONS
A WIRELESS WORLD:

"If the 1990s were the decade of the
Internet, the next 10 years will be
dominated by wireless technology.
Over the next couple years, in fact,
the number of people in the world that
have a cell phone will be greater
than those that have fixed lines. And
a couple years beyond that, the
number of people worldwide that
access the Internet via wireless
devices is going to be greater than
those who access the Web by
fixed-line.

"Europe is very much ahead of the U.S.
in terms of wireless penetration,
mainly because it's been able to
support the technology with one
common system - the Global System
for Mobile Communications (GSM).
The U.S., on the other hand, has a
more fragmented network with
different types of technologies
competing against one another. This
has slowed penetration rates. Also,
Europe has a feature known as CPP,
or calling party pays. That's something
we're all hoping for someday in the
U.S. Wireless phone usage also is
increasing rapidly throughout many
of the emerging-market countries.

"The fund's exposure to wireless
basically falls into two camps:
companies that manufacture the
equipment - including global
leaders NEC, Ericsson and Nokia -
and those that operate the networks
and sign up the customers, such as
Vodafone AirTouch. As the
technology improves in the near
future, companies such as these
stand to benefit handsomely."


INVESTMENT CHANGES





TOP FIVE STOCKS BY ISSUER AS
OF APRIL 30, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Nokia AB (Finland,              6.5                      1.9
Communications Equipment)

Koninklijke Philips             5.5                      0.3
Electronics NV
(Netherlands, Electrical
Equipment)

TotalFinaElf SA (France, Oil    4.4                      1.3
& Gas)

DDI Corp. (Japan, Telephone     4.3                      3.0
Services)

Vodafone AirTouch PLC           3.1                      1.9
(United Kingdom, Cellular)

                                23.8                     8.4

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Technology                      33.7                     18.4

Utilities                       17.7                     12.0

Industrial Machinery &          13.7                     3.1
Equipment

Finance                         9.7                      28.8

Media & Leisure                 8.7                      6.5

TOP FIVE COUNTRIES AS OF
APRIL 30, 2000

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Japan                           24.0                     34.0

United Kingdom                  10.7                     16.9

Netherlands                     9.4                      5.4

France                          8.6                      8.7

Finland                         8.1                      2.2


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000                                          AS OF OCTOBER 31, 1999

Stocks                          96.9%                         Stocks and Investment
                                                              Companies                         96.2%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 3.1%                         Net Other Assets                   3.8%

Row: 1, Col: 1, Value: 96.90000000000001                      Row: 1, Col: 1, Value: 96.2
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 3.1                                    Row: 1, Col: 8, Value: 3.8







INVESTMENTS APRIL 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 96.9%

                                 SHARES                      VALUE (NOTE 1)

BELGIUM - 0.3%

Telinfo SA                        6,700                      $ 757,233

CANADA - 3.4%

Celestica, Inc. (sub. vtg.)       29,100                      1,570,158
(a)

Research in Motion Ltd. (a)       123,300                     5,237,419

Rogers Communications, Inc.       57,600                      1,499,514
Class B (non-vtg.) (a)

Talisman Energy, Inc. (a)         55,500                      1,654,731

                                                              9,961,822

DENMARK - 0.6%

Novo-Nordisk AS (B Shares)        12,400                      1,665,385

FINLAND - 8.1%

JOT Automation Group Oyj          288,300                     2,089,030

Nokia AB                          331,200                     18,836,995

Sonera Corp.                      45,400                      2,503,480

                                                              23,429,505

FRANCE - 8.6%

Canal Plus SA                     3,600                       695,619

Castorama Dubois                  4,100                       896,867
Investissements SA

Coflexip SA                       14,800                      1,443,372

France Telecom SA                 28,200                      4,374,632

ILOG SA sponsored ADR (a)         7,800                       280,800

TotalFinaElf SA Class B           84,200                      12,735,250

Vivendi SA                        47,200                      4,680,624

                                                              25,107,164

GERMANY - 4.3%

Hannover Rueckversicherungs AG    23,500                      1,488,626

Intershop Communication AG (a)    9,900                       4,412,150

JUMPtec Industrielle              8,800                       834,159
Computertechnik AG (a)

Primacom AG (a)                   17,100                      1,317,000

Siemens AG                        19,000                      2,822,761

Software AG (a)                   14,600                      1,690,011

                                                              12,564,707

HONG KONG - 2.4%

China Telecom Ltd. (a)            372,000                     2,728,388

Giordano International Ltd.       678,000                     1,109,820

Johnson Electric Holdings         90,000                      725,052
Ltd.

Li & Fung Ltd.                    308,000                     1,190,227

Vtech Holdings Ltd.               304,000                     1,260,633

                                                              7,014,120

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

INDIA - 1.4%

Housing Development Finance       130,800                    $ 1,417,075
Corp. Ltd.

Hughes Software Systems Ltd.      12,100                      818,309

Pentamedia Graphics Ltd.          77,214                      1,124,158

Pentamedia Graphics Ltd. New      45,286                      659,319

                                                              4,018,861

IRELAND - 0.2%

SmartForce PLC sponsored ADR      11,400                      544,350
(a)

ISRAEL - 0.7%

Check Point Software              3,800                       657,400
Technologies Ltd. (a)

Gilat Satellite Networks Ltd.     6,700                       575,363
(a)

Orad Hi-Tech Systems Ltd. (a)     18,800                      856,763

                                                              2,089,526

JAPAN - 24.0%

Alpha Systems, Inc.               5,000                       984,834

Asatsu-DK, Inc.                   10,000                      412,428

Casio Computer Co. Ltd.           220,000                     2,420,936

Daiwa Securities Group, Inc.      185,000                     2,822,730

DDI Corp.                         1,096                       12,567,413

FamilyMart Co. Ltd.               34,100                      1,248,715

Focus Systems Corp.               31,000                      1,103,662

Fuji Television Network, Inc.     75                          1,248,382

Fujitsu Ltd.                      123,000                     3,480,488

Furukawa Electric Co. Ltd.        508,000                     7,041,724

Hikari Tsushin, Inc.              1,900                       274,089

ITOCHU TECHNO-SCIENCE Corp.       1,400                       1,114,666
(CTC)

Kyocera Corp.                     26,500                      4,400,656

Macnica, Inc.                     7,800                       1,379,822

Mitsubishi Electric Corp.         629,000                     5,368,661

NEC Corp.                         77,000                      2,093,397

Nikko Securities Co. Ltd.         285,000                     3,360,227

Nippon Systemware Co. Ltd.        10,300                      676,253

Nomura Securities Co. Ltd.        102,000                     2,565,563

Omron Corp.                       66,000                      1,794,341

Pioneer Corp.                     54,000                      1,473,090

Shinko Securities Co. Ltd.        497,000                     2,173,858

Softbank Corp.                    4,200                       1,033,105

Softbank Corp. New                8,400                       2,066,210

Toko, Inc.                        301,000                     2,505,086

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

JAPAN - CONTINUED

Yahoo Japan Corp.                 2                          $ 998,705

Yamaha Motor Co. Ltd.             368,000                     3,137,562

                                                              69,746,603

KOREA (SOUTH) - 2.2%

Samsung Electronics Co. Ltd.      17,100                      4,622,664

Trigem Computer, Inc.             32,500                      1,877,225

                                                              6,499,889

MEXICO - 5.7%

Grupo Radio Centro SA de CV       76,900                      1,076,600
sponsored ADR

Grupo Televisa SA de CV           55,200                      3,501,750
sponsored ADR (a)

Nuevo Grupo Iusacell SA de CV     227,600                     3,627,375
sponsored ADR (a)

TV Azteca SA de CV sponsored      544,000                     5,984,000
ADR

Wal-Mart de Mexico SA de CV       1,074,000                   2,485,714
Series V (a)

                                                              16,675,439

NETHERLANDS - 9.4%

Equant NV (a)                     43,700                      3,391,556

Exact Holdings NV (a)             19,300                      1,090,641

Gucci Group NV (NY Shares)        9,100                       797,388

Koninklijke Philips               355,700                     15,908,630
Electronics NV

United Pan-Europe                 104,400                     3,809,070
Communications NV (a)

Wolters Kluwer NV                 100,700                     2,382,687
(Certificaten Van Aandelen)

                                                              27,379,972

NORWAY - 0.2%

Opticom ASA (a)                   5,300                       560,163

RUSSIA - 0.5%

Vimpel Communications             40,800                      1,366,800
sponsored ADR (a)

SINGAPORE - 1.1%

Chartered Semiconduct             35,400                      3,093,075
Manufacturing Ltd. ADR

SOUTH AFRICA - 0.4%

Dimension Data Holdings Ltd.      164,800                     1,080,059
(a)

SPAIN - 1.9%

Banco Santander Central           274,200                     2,866,578
Hispano SA

Telefonica SA (a)                 116,400                     2,597,151

                                                              5,463,729

SWEDEN - 3.0%

Telefonaktiebolaget LM            100,400                     8,879,125
Ericsson (B Shares)

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

SWITZERLAND - 4.0%

Ascom Holding AG (Bearer)         200                        $ 680,628

Credit Suisse Group (Reg.)        14,000                      2,536,940

Nestle SA (Reg.)                  750                         1,326,353

PubliGroupe SA                    2,028                       1,569,075

The Swatch Group AG (Bearer)      3,910                       4,203,421

UBS AG                            4,800                       1,179,756

                                                              11,496,173

TAIWAN - 3.3%

Hon Hai Precision Industries      103,000                     993,136
Co. Ltd. (a)

Taiwan Semiconductor              1,326,500                   8,541,281
Manufacturing Co. Ltd. (a)

                                                              9,534,417

UNITED KINGDOM - 10.7%

Amvescap PLC                      319,600                     4,609,989

Cable & Wireless PLC              330,800                     5,462,734

Carlton Communications PLC        179,700                     2,160,729

EMI Group PLC                     107,300                     1,025,147

Hilton Group PLC                  272,400                     1,140,452

HSBC Holdings PLC (Reg.)          230,100                     2,631,770

Manchester United PLC             229,300                     1,338,487

Misys PLC                         279,500                     3,182,710

Synstar PLC (a)                   220,100                     468,438

Vodafone AirTouch PLC             1,942,764                   9,131,001

                                                              31,151,457

UNITED STATES OF AMERICA - 0.5%

SCM Microsystems, Inc. (a)        18,500                      1,531,897

TOTAL COMMON STOCKS                                           281,611,471
(Cost $266,913,329)

CASH EQUIVALENTS - 7.5%

                                 SHARES                      VALUE (NOTE 1)

Central Cash Collateral Fund,     6,420,030                  $ 6,420,030
5.94% (b)

Taxable Central Cash Fund,        15,281,207                  15,281,207
5.77% (b)

TOTAL CASH EQUIVALENTS                                        21,701,237
(Cost $21,701,237)

TOTAL INVESTMENT PORTFOLIO -                                  303,312,708
104.4%
(Cost $288,614,566)

NET OTHER ASSETS - (4.4)%                                     (12,864,723)

NET ASSETS - 100%                                            $ 290,447,985

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $289,296,503. Net unrealized appreciation aggregated $14,016,205, of which $36,311,537 related to appreciated investment securities and $22,295,332 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                APRIL 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 303,312,708
value (cost $288,614,566) -
See accompanying schedule

Cash                                          30,700

Foreign currency held at                      2,597,499
value (cost $2,600,357)

Receivable for investments                    8,327,316
sold

Receivable for fund shares                    1,283,110
sold

Dividends receivable                          344,523

Interest receivable                           94,528

Other receivables                             697,094

 TOTAL ASSETS                                 316,687,478

LIABILITIES

Payable for investments        $ 18,874,186
purchased

Payable for fund shares         311,608
redeemed

Accrued management fee          169,418

Distribution fees payable       145,462

Other payables and accrued      318,789
expenses

Collateral on securities        6,420,030
loaned, at value

 TOTAL LIABILITIES                            26,239,493

NET ASSETS                                   $ 290,447,985

Net Assets consist of:

Paid in capital                              $ 269,334,762

Distributions in excess of                    (793,046)
net investment income

Accumulated undistributed net                 7,144,108
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   14,762,161
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                   $ 290,447,985

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
               APRIL 30, 2000 (UNAUDITED)

CALCULATION OF MAXIMUM             $18.35
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($16,289,506 (divided by)
887,895 shares)

Maximum offering price per         $19.47
share (100/94.25 of $18.35)

CLASS T: NET ASSET VALUE and       $18.30
redemption price per share
 ($169,022,025 (divided by)
9,237,061 shares)

Maximum offering price per         $18.96
share (100/96.50 of $18.30)

CLASS B: NET ASSET VALUE and       $18.05
offering price per share
($51,671,859 (divided by)
2,862,720 shares) A

CLASS C: NET ASSET VALUE and       $18.04
offering price per share
($41,602,623 (divided by)
2,305,618 shares) A

INSTITUTIONAL CLASS: NET           $18.41
ASSET VALUE, offering price
and redemption price   per
share ($11,861,972 (divided
by) 644,304 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED APRIL 30,
                                      2000 (UNAUDITED)

INVESTMENT INCOME                            $ 645,340
Dividends

Interest                                      491,783

Security lending                              22,712

                                              1,159,835

Less foreign taxes withheld                   (75,792)

 TOTAL INCOME                                 1,084,043

EXPENSES

Management fee                   $ 706,840

Transfer agent fees               245,875

Distribution fees                 590,009

Accounting and security           58,969
lending fees

Non-interested trustees'          237
compensation

Custodian fees and expenses       129,296

Registration fees                 112,685

Audit                             16,389

Legal                             1,592

Miscellaneous                     8,572

 Total expenses before            1,870,464
reductions

 Expense reductions               (23,636)    1,846,828

NET INVESTMENT INCOME (LOSS)                  (762,785)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            7,484,837

 Foreign currency transactions    (59,945)    7,424,892

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            4,770,282

 Assets and liabilities in        52,793      4,823,075
foreign currencies

NET GAIN (LOSS)                               12,247,967

NET INCREASE (DECREASE) IN                   $ 11,485,182
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1999
                               2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (762,785)                 $ (132,984)
income (loss)

 Net realized gain (loss)       7,424,892                   6,701,720

 Change in net unrealized       4,823,075                   9,215,926
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     11,485,182                  15,784,662
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (12,905)                    -
In excess of investment
income

 From net realized gain         (3,861,885)                 -

 TOTAL DISTRIBUTIONS            (3,874,790)                 -

Share transactions - net        209,125,679                 34,004,800
increase (decrease)

  TOTAL INCREASE (DECREASE)     216,736,071                 49,789,462
IN NET ASSETS

NET ASSETS

 Beginning of period            73,711,914                  23,922,452

 End of period (including      $ 290,447,985               $ 73,711,914
distributions in excess of
net investment income of
$793,046 and accumulated net
investment loss of $17,356,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                 SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999                     1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 15.06                          $ 10.07                  $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.04)                            (.01)                    .00

Net realized and unrealized       3.98                             5.00                     .07
gain (loss)

Total from investment             3.94                             4.99                     .07
operations

Less Distributions

In excess of net investment       (.01)                            -                        -
income

From net realized gain            (.64)                            -                        -

Total distributions               (.65)                            -                        -

Net asset value, end of period   $ 18.35                          $ 15.06                  $ 10.07

TOTAL RETURN B, C                 26.64%                           49.55%                   0.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 16,290                         $ 3,407                  $ 860
(000 omitted)

Ratio of expenses to average      1.64% A                          1.72% F                  2.06% A, F
net assets

Ratio of expenses to average      1.62% A, G                       1.67% G                  2.06% A
net assets after expense
reductions

Ratio of net investment           (.48)% A                         (.06)%                   .03% A
income (loss) to average
net assets

Portfolio turnover                236% A                           218%                     199% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

                                 SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999                     1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 15.02                          $ 10.04                  $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.06)                            (.04)                    (.03)

Net realized and unrealized       3.97                             5.02                     .07
gain (loss)

Total from investment             3.91                             4.98                     .04
operations

Less Distributions

From net realized gain            (.63)                            -                        -

Net asset value, end of period   $ 18.30                          $ 15.02                  $ 10.04

TOTAL RETURN B, C                 26.49%                           49.60%                   0.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 169,022                        $ 44,233                 $ 12,117
(000 omitted)

Ratio of expenses to average      1.83% A                          1.97% F                  2.31% A, F
net assets

Ratio of expenses to average      1.81% A, G                       1.92% G                  2.31% A
net assets after expense
reductions

Ratio of net investment           (.67)% A                         (.31)%                   (.24)% A
income (loss) to average
net assets

Portfolio turnover                236% A                           218%                     199% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

                                 SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999                     1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.82                          $ 9.99                   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.11)                            (.10)                    (.07)

Net realized and unrealized       3.93                             4.93                     .06
gain (loss)

Total from investment             3.82                             4.83                     (.01)
operations

Less Distributions

From net realized gain            (.59)                            -                        -

Net asset value, end of period   $ 18.05                          $ 14.82                  $ 9.99

TOTAL RETURN B, C                 26.20%                           48.35%                   (0.10)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 51,672                         $ 11,098                 $ 4,047
(000 omitted)

Ratio of expenses to average      2.42% A                          2.47% F                  2.81% A, F
net assets

Ratio of expenses to average      2.39% A, G                       2.42% G                  2.81% A
net assets after expense
reductions

Ratio of net investment           (1.26)% A                        (.81)%                   (.70)% A
income (loss) to average
net assets

Portfolio turnover                236% A                           218%                     199% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

                                 SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999                     1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.83                          $ 9.98                   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.11)                            (.10)                    (.08)

Net realized and unrealized       3.92                             4.95                     .06
gain (loss)

Total from investment             3.81                             4.85                     (.02)
operations

Less Distributions

From net realized gain            (.60)                            -                        -

Net asset value, end of period   $ 18.04                          $ 14.83                  $ 9.98

TOTAL RETURN B, C                 26.12%                           48.60%                   (0.20)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 41,603                         $ 7,874                  $ 2,217
(000 omitted)

Ratio of expenses to average      2.38% A                          2.47% F                  2.81% A, F
net assets

Ratio of expenses to average      2.35% A, G                       2.42% G                  2.81% A
net assets after expense
reductions

Ratio of net investment           (1.22)% A                        (.81)%                   (.75)% A
income (loss) to average
net assets

Portfolio turnover                236% A                           218%                     199% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999                     1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 15.09                          $ 10.09                  $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.01)                            .02                      .04

Net realized and unrealized       3.99                             4.98                     .05
gain (loss)

Total from investment             3.98                             5.00                     .09
operations

Less Distributions

In excess of net investment       (.02)                            -                        -
income

From net realized gain            (.64)                            -                        -

Total distributions               (.66)                            -                        -

Net asset value, end of period   $ 18.41                          $ 15.09                  $ 10.09

TOTAL RETURN B, C                 26.87%                           49.55%                   0.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 11,862                         $ 7,099                  $ 4,682
(000 omitted)

Ratio of expenses to average      1.27% A                          1.47% F                  1.81% A, F
net assets

Ratio of expenses to average      1.24% A, G                       1.42% G                  1.81% A
net assets after expense
reductions

Ratio of net investment           (.11)% A                         .19%                     .34% A
income (loss) to average
net assets

Portfolio turnover                236% A                           218%                     199% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor International Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered.

2. OPERATING POLICIES - CONTINUED

RESTRICTED SECURITIES - CONTINUED

Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $412,430,096 and $213,987,845, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .73% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 12,358     $ -

CLASS T    292,850      1,297

CLASS B    158,401      118,801

CLASS C    126,400      96,488

          $ 590,009    $ 216,586

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 101,125    $ 39,980

CLASS T    281,508      100,999

CLASS B    20,252       20,252*

CLASS C    46,659       46,659*

          $ 449,544    $ 207,890

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund (collectively referred to as the transfer agent) for the fund's Class A, Class T, Class B, Class C and Institutional Class Shares. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 14,766   .30*

CLASS T                 137,911   .24*

CLASS B                 49,111    .32*

CLASS C                 34,191    .28*

INSTITUTIONAL CLASS     9,896     .18*

                       $ 245,875

* ANNUALIZED

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $4,095 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $6,144,201. The fund received cash collateral of $6,420,030 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $22,517 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $1,119 under the custodian arrangement.

7. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                             SIX MONTHS ENDED APRIL 30,

                             2000

IN EXCESS OF NET INVESTMENT
INCOME

Class A                      $ 2,939

Institutional Class           9,966

Total                        $ 12,905

FROM NET REALIZED GAIN

Class A                      $ 187,495

Class T                       2,394,220

Class B                       538,581

Class C                       422,856

Institutional Class           318,733

Total                        $ 3,861,885

                             $ 3,874,790

8. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                              DOLLARS

                                SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31,  SIX MONTHS ENDED APRIL 30,

                                2000                        1999                    2000



CLASS A Shares sold              735,972                     171,382                $ 14,115,501

Reinvestment of distributions    11,028                      -                       182,185

Shares redeemed                  (85,350)                    (30,537)                (1,669,345)

Net increase (decrease)          661,650                     140,845                $ 12,628,341

CLASS T Shares sold              7,552,136                   2,655,095              $ 144,049,665

Reinvestment of distributions    139,576                     -                       2,301,600

Shares redeemed                  (1,400,491)                 (915,882)               (26,692,725)

Net increase (decrease)          6,291,221                   1,739,213              $ 119,658,540

CLASS B Shares sold              2,255,778                   490,982                $ 42,953,882

Reinvestment of distributions    27,962                      -                       455,782

Shares redeemed                  (169,705)                   (147,536)               (3,226,858)

Net increase (decrease)          2,114,035                   343,446                $ 40,182,806

CLASS C Shares sold              2,180,002                   381,866                $ 41,393,914

Reinvestment of distributions    23,658                      -                       385,614

Shares redeemed                  (429,191)                   (72,877)                (8,287,036)

Net increase (decrease)          1,774,469                   308,989                $ 33,492,492

INSTITUTIONAL CLASS Shares       163,991                     898,968                $ 3,027,350
sold

Reinvestment of distributions    18,789                      -                       310,962

Shares redeemed                  (8,963)                     (892,708)               (174,812)

Net increase (decrease)          173,817                     6,260                  $ 3,163,500



                                DOLLARS

                                YEAR ENDED OCTOBER 31,

                                1999



CLASS A Shares sold             $ 2,262,199

Reinvestment of distributions    -

Shares redeemed                  (375,127)

Net increase (decrease)         $ 1,887,072

CLASS T Shares sold             $ 35,017,679

Reinvestment of distributions    -

Shares redeemed                  (11,570,979)

Net increase (decrease)         $ 23,446,700

CLASS B Shares sold             $ 6,457,280

Reinvestment of distributions    -

Shares redeemed                  (1,813,165)

Net increase (decrease)         $ 4,644,115

CLASS C Shares sold             $ 5,012,400

Reinvestment of distributions    -

Shares redeemed                  (886,960)

Net increase (decrease)         $ 4,125,440

INSTITUTIONAL CLASS Shares      $ 10,922,948
sold

Reinvestment of distributions    -

Shares redeemed                  (11,021,475)

Net increase (decrease)         $ (98,527)




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Ltd.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard Spillane, Jr., Vice President
Kevin McCarey, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

* INDEPENDENT TRUSTEES

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

AICAP-SANN-0600  103978
1.703428.102

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
DIVERSIFIED INTERNATIONAL
FUND - CLASS A, CLASS T, CLASS B
AND CLASS C

SEMIANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             12  The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    15  A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           16  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  32  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 41  Notes to the financial
                          statements.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE



(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(Registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000       PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY(REGISTERED                18.04%         33.02%       54.04%
TRADEMARK) ADV DIVERSIFIED
INTL - CL A

FIDELITY ADV DIVERSIFIED INTL      11.25%         25.37%       45.18%
- CL A   (INCL. 5.75% SALES
CHARGE)

MSCI EAFE(registered trademark)    6.81%          14.11%       24.75%

International Funds Average        14.17%         24.75%       n/a

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of April 30, 2000, the index included over 1,000 equity securities of companies domiciled in 20 countries. To measure how Class A's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 675 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV DIVERSIFIED INTL  33.02%       37.07%
- CL A

FIDELITY ADV DIVERSIFIED INTL  25.37%       31.27%
- CL A   (INCL. 5.75% SALES
CHARGE)

MSCI EAFE                      14.11%       17.52%

International Funds Average    24.75%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Diversified Intl -CL A   MS EAFE (Net MA tax)
             00731                       MS001
  1998/12/17       9425.00                    10000.00
  1998/12/31       9745.45                    10355.15
  1999/01/31       9802.00                    10326.46
  1999/02/28       9660.63                    10082.24
  1999/03/31      10254.40                    10505.09
  1999/04/30      10914.15                    10932.44
  1999/05/31      10527.73                    10371.28
  1999/06/30      11187.48                    10777.42
  1999/07/31      11489.08                    11099.67
  1999/08/31      11611.60                    11142.07
  1999/09/30      11771.83                    11256.17
  1999/10/31      12299.63                    11679.62
  1999/11/30      13506.03                    12087.24
  1999/12/31      15427.17                    13173.88
  2000/01/31      14403.16                    12338.66
  2000/02/29      15503.73                    12672.91
  2000/03/31      15484.59                    13166.27
  2000/04/28      14518.00                    12475.30
IMATRL PRASUN   SHR__CHT 20000430 20000522 143144 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Diversified International Fund - Class A on December 17, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by April 30, 2000, the value of the investment would have grown to $14,518 - a 45.18% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $12,475 - a 24.75% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV DIVERSIFIED INTL  17.92%         32.70%       53.54%
- CL T

FIDELITY ADV DIVERSIFIED INTL  13.80%         28.06%       48.16%
- CL T   (INCL. 3.50% SALES
CHARGE)

MSCI EAFE                      6.81%          14.11%       24.75%

International Funds Average    14.17%         24.75%       n/a

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of April 30, 2000, the index included over 1,000 equity securities of companies domiciled in 20 countries. To measure how Class T's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 675 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV DIVERSIFIED INTL  32.70%       36.75%
- CL T

FIDELITY ADV DIVERSIFIED INTL  28.06%       33.24%
- CL T   (INCL. 3.50% SALES
CHARGE)

MSCI EAFE                      14.11%       17.52%

International Funds Average    24.75%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Diversified Intl -CL T   MS EAFE (Net MA tax)
             00735                       MS001
  1998/12/17       9650.00                    10000.00
  1998/12/31       9978.10                    10355.15
  1999/01/31      10026.35                    10326.46
  1999/02/28       9891.25                    10082.24
  1999/03/31      10489.55                    10505.09
  1999/04/30      11165.05                    10932.44
  1999/05/31      10769.40                    10371.28
  1999/06/30      11444.90                    10777.42
  1999/07/31      11744.05                    11099.67
  1999/08/31      11869.50                    11142.07
  1999/09/30      12033.55                    11256.17
  1999/10/31      12564.30                    11679.62
  1999/11/30      13799.50                    12087.24
  1999/12/31      15756.93                    13173.88
  2000/01/31      14708.43                    12338.66
  2000/02/29      15835.32                    12672.91
  2000/03/31      15815.73                    13166.27
  2000/04/28      14816.22                    12475.30
IMATRL PRASUN   SHR__CHT 20000430 20000522 143903 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Diversified International Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by April 30, 2000, the value of the investment would have grown to $14,816 - a 48.16% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $12,475 - a 24.75% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past six months, past one year, and life of fund total return figures are 5%, 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV DIVERSIFIED INTL  17.69%         32.06%       52.53%
- CL B

FIDELITY ADV DIVERSIFIED INTL  12.69%         27.06%       48.53%
- CL B   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI EAFE                      6.81%          14.11%       24.75%

International Funds Average    14.17%         24.75%       n/a

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of April 30, 2000, the index included over 1,000 equity securities of companies domiciled in 20 countries. To measure how Class B's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 675 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV DIVERSIFIED INTL    32.06%       36.09%
- CL B

FIDELITY ADV DIVERSIFIED INTL    27.06%       33.48%
- CL B   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI EAFE                        14.11%       17.52%

International Funds Average      24.75%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Diversified Intl -CL B   MS EAFE (Net MA tax)
             00732                       MS001
  1998/12/17      10000.00                    10000.00
  1998/12/31      10330.00                    10355.15
  1999/01/31      10390.00                    10326.46
  1999/02/28      10240.00                    10082.24
  1999/03/31      10850.00                    10505.09
  1999/04/30      11550.00                    10932.44
  1999/05/31      11130.00                    10371.28
  1999/06/30      11820.00                    10777.42
  1999/07/31      12130.00                    11099.67
  1999/08/31      12250.00                    11142.07
  1999/09/30      12420.00                    11256.17
  1999/10/31      12960.00                    11679.62
  1999/11/30      14230.00                    12087.24
  1999/12/31      16236.95                    13173.88
  2000/01/31      15151.11                    12338.66
  2000/02/29      16307.99                    12672.91
  2000/03/31      16277.55                    13166.27
  2000/04/28      14853.00                    12475.30
IMATRL PRASUN   SHR__CHT 20000430 20000522 144433 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Diversified International Fund - Class B on December 17, 1998, when the fund started. As the chart shows, by April 30, 2000, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $14,853 - a 48.53% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $12,475 - a 24.75% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past six months, past one year, and life of fund total return figures are 1%, 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV DIVERSIFIED INTL  17.61%         31.96%       52.42%
- CL C

FIDELITY ADV DIVERSIFIED INTL  16.61%         30.96%       52.42%
- CL C   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI EAFE                      6.81%          14.11%       24.75%

International Funds Average    14.17%         24.75%       n/a

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of April 30, 2000, the index included over 1,000 equity securities of companies domiciled in 20 countries. To measure how Class C's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 675 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV DIVERSIFIED INTL    31.96%       36.02%
- CL C

FIDELITY ADV DIVERSIFIED INTL    30.96%       36.02%
- CL C   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI EAFE                        14.11%       17.52%

International Funds Average      24.75%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Diversified Intl -CL C   MS EAFE (Net MA tax)
             00733                       MS001
  1998/12/17      10000.00                    10000.00
  1998/12/31      10330.00                    10355.15
  1999/01/31      10390.00                    10326.46
  1999/02/28      10240.00                    10082.24
  1999/03/31      10850.00                    10505.09
  1999/04/30      11550.00                    10932.44
  1999/05/31      11130.00                    10371.28
  1999/06/30      11820.00                    10777.42
  1999/07/31      12130.00                    11099.67
  1999/08/31      12250.00                    11142.07
  1999/09/30      12420.00                    11256.17
  1999/10/31      12960.00                    11679.62
  1999/11/30      14230.00                    12087.24
  1999/12/31      16235.65                    13173.88
  2000/01/31      15150.57                    12338.66
  2000/02/29      16306.64                    12672.91
  2000/03/31      16276.22                    13166.27
  2000/04/28      15241.84                    12475.30
IMATRL PRASUN   SHR__CHT 20000430 20000522 144841 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Diversified International Fund - Class C on December 17, 1998, when the fund started. As the chart shows, by April 30, 2000, the value of the investment would have grown to $15,242 - a 52.42% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $12,475 - a 24.75% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Resembling their counterparts in the
United States, the majority of major
international equity markets
travelled a similar path of
performance during the six-month
period ending April 30, 2000, with
several months of spectacular returns
spurred by high-flying technology
and telecommunications stocks
followed by profit taking and
valuation concerns in March and
April. Still, the majority of
international equity indexes closed
out the period with fairly strong
positive returns. The Morgan
Stanley Capital International
EAFE(Registered trademark) Index - which measures the performance of stock markets in Europe, Australasia and the Far
East - closed the six months
ending April 30, 2000, up 6.81%.
Of course, some countries
contributed more than others.
Japan, the equity market darling of
1999, so far has found the first year
of the new millennium a little more
daunting, with the Tokyo Stock
Exchange Index down 9.16%
year-to-date and up just 2.10% for
the six-month period. European
markets, as measured by the
Morgan Stanley Europe Index,
returned 8.43% during the past six
months on the strength of favorable
corporate earnings. In general,
emerging markets, which enjoyed a
strong comeback in 1999,
continued their momentum into
2000, highlighted by the six-month
13.87% gain posted by the Morgan
Stanley Emerging Market Free
Index.

(photograph of Greg Fraser)

An interview with Greg Fraser, Portfolio Manager of Fidelity Advisor Diversified International Fund

Q. HOW DID THE FUND PERFORM, GREG?

A. For the six-month period that ended April 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned 18.04%, 17.92%, 17.69% and 17.61%, respectively. For the same period, the Morgan Stanley Capital International (MSCI) EAFE Index - a broad measure of stock performance in Europe, Australasia and the Far East - was up 6.81%. The fund also compares its performance against the Lipper Inc. international funds average, which was up 14.17% during the past six months. For the one-year period that ended April 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned 33.02%, 32.70%, 32.06% and 31.96%, respectively. The MSCI EAFE index returned 14.11% during the same 12-month period, while the Lipper peer group average was up 24.75%.

Q. WHAT FACTORS HELPED THE FUND OUTPERFORM BOTH THE EAFE INDEX AND THE LIPPER PEER GROUP DURING THE SIX-MONTH PERIOD?

A. The reasons have changed very little from six months ago: strong stock selection across a variety of industries and countries, and an overweighting in the telecommunications and technology sectors. The fund attempts to keep risk under control by closely monitoring both country and industry weightings, so it isn't that surprising that contributors should come from a variety of industries and countries. Overall, though, technology and telecom were very large contributors. The fund's holdings in both sectors performed especially well from November to February. Then, beginning in March, or even a little earlier in Japan, some of the most successful of these names had quite large corrections. I had already begun eliminating some of the smallest technology stocks in the fund but, nevertheless, the fund still suffered some from this downdraft.

Q. COULD YOU HIGHLIGHT SOME OF THE MORE IMPORTANT CONTRIBUTORS?

A. Sure. Technology and telecommunications names dominated the list of top performers for the period. Mobile equipment suppliers, such as Ericsson and Nokia, were bid higher as the worldwide growth in mobile telephony remained impressive. One of Canada's largest communications companies, BCE, Inc., finalized a plan to spin off its interest in Nortel Networks - a move that helped the stock perform well. NTT DoCoMo, the leading mobile-phone provider in Japan and one that has had wild success with a wireless data application called i-mode, helped nicely. Finally, Oracle Japan, the distributor of Oracle's software in that country, did extremely well as Japanese companies raced to install the systems that would allow them to be more competitive.

Q. WHICH STOCKS DISAPPOINTED?

A. The answer is somewhat dependent on what time frame you choose to look at within the period. Certainly, as mentioned above, some Japanese technology companies started to perform badly near the end of the period, after tremendous gains in 1999. Names such as CSK Corp and Kyocera come to mind. Meanwhile, Hikari Tsushin had a spectacular decline, collapsing more than 90% as the company missed its earnings and sales targets and was rocked by speculative rumors. The fund owned neither CSK nor Hikari Tsushin at the end of the period. The performance of energy companies such as Italy's Eni Spa and the U.K.'s BP Amoco also was disappointing, especially given the strong price of oil.

Q. HOW DID CURRENCY MOVEMENTS AFFECT THE FUND?

A. We hope that shareholders of this fund are aware that it generally does not hedge foreign currency exposure. Hence, currency movements will generally be reflected in the fund's share price, with weak currencies hurting and strong currencies helping net asset value - or NAV - performance. The euro, because of its weakness, did hold back fund performance somewhat during the period. While I have been quite cautious on the euro, I would now characterize my own views as neutral, with a positive bias, because it has fallen rather sharply versus the dollar.

Q. GREG, WHAT'S YOUR OUTLOOK FOR THE FUND?

A. Beginning in March and lasting through the end of the period, technology stocks around the world experienced significantly higher volatility and, in many cases, lower prices. Is the outperformance of technology shares over for a while, or is this just one of many air pockets that technology investors have experienced during the past several years? I don't know, but it is prudent in this environment to trim smaller technology company weightings and focus on the companies with the strongest existing fundamentals - not just the strongest potential stories. Also, I will continue to watch the proliferation of telecommunications companies, evaluating the impact of customer demand and price competition. Shareholders should not be surprised if my weightings in these companies fall moderately in the future.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: capital growth by
investing primarily in foreign
equity securities that are
selected mainly through
quantitative analysis
supported by fundamental
analysis

START DATE: December 17,
1998

SIZE: as of April 30, 2000,
more than $204 million

MANAGER: Greg Fraser,
since inception; joined Fidelity
in 1986

GREG FRASER DISCUSSES THE
FUND'S MISSION:

"I view the mission of the Fidelity
Advisor Diversified International
Fund as providing competitive
returns relative to both its
top-performing peer funds and
relevant indexes in most market
climates, with reasonable risk
levels. Let's focus on a few key
points.

"Some funds `swing for the fences'
and take very concentrated sector
and country bets. This is great
when the fund manager is right,
but very painful when the fund
manager misses. This fund's goal
is to provide solid returns over the
long term. The fund is neither a
growth fund nor a value fund.
Rather, it is driven by both. I've
tried to create a process that is
not a one-trick pony. So, over time,
the fund's holdings will vary in
terms of market capitalization
and growth/value characteristics
as the fund responds to changes
in the markets. An investment
that involves huge returns
interspersed with huge losses is
not a ride that most people
have the stomach to endure. So I
try to temper the fund's volatility
by having a broad number of
securities spread across a lot of
countries and industries. In this
manner, while the risks of foreign
investing can't be eliminated, they
can be managed."


INVESTMENT CHANGES





TOP FIVE STOCKS BY ISSUER AS
OF APRIL 30, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

NTT DoCoMo, Inc. (Japan,        2.2                      0.2
Cellular)

Nokia AB (Finland,              2.2                      2.0
Communications Equipment)

Nippon Telegraph & Telephone    2.0                      0.7
Corp.  (Japan, Telephone
Services)

Vodafone AirTouch PLC (United   2.0                      2.4
Kingdom, Cellular)

TotalFinaElf SA  (France, Oil   2.0                      1.2
and Gas)

                                10.4                     6.5

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Utilities                       17.3                     12.3

Technology                      13.5                     13.6

Finance                         12.0                     15.3

Energy                          7.9                      6.4

Industrial Machinery &          6.7                      4.8
Equipment

TOP FIVE COUNTRIES AS OF
APRIL 30, 2000

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Japan                           21.4                     25.4

United Kingdom                  10.3                     10.9

France                          8.0                      7.7

Switzerland                     7.7                      6.5

Germany                         7.2                      5.8


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000                                          AS OF OCTOBER 31, 1999

Stocks and Investment                                         Stocks and Investment
Companies                        91.7%                        Companies                          89.2%

Bonds                             0.3%                        Bonds                               0.1%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                  8.0%                        Net Other Assets                   10.7%

Row: 1, Col: 1, Value: 91.7                                   Row: 1, Col: 1, Value: 89.2
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.3                                    Row: 1, Col: 4, Value: 0.1
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 8.0                                    Row: 1, Col: 8, Value: 10.7







INVESTMENTS APRIL 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 88.7%

                                 SHARES                  VALUE (NOTE 1)

AUSTRALIA - 2.4%

AAPT Ltd. (a)                     126,300                $ 505,207

Australian Stock Exchange         22,900                  169,830
Ltd.

BMCMedia.com Ltd. (a)             125,000                 147,447

Broken Hill Proprietary Co.       19,100                  205,670
Ltd.

Cable & Wireless Optus Ltd.       283,700                 916,136
(a)

Commonwealth Bank of Australia    38,100                  580,241

ISIS Communications Ltd. (a)      200,000                 100,439

John Fairfax Holdings Ltd.        50,000                  144,528

Keycorp Ltd. (a)                  2,500                   12,774

Macquarie Bank Ltd.               7,100                   97,847

News Corp. Ltd. sponsored ADR     28,000                  1,232,000
(preferred ltd. vtg.)

Pioneer International Ltd.        25,000                  70,074

Securenet Ltd. (a)                22,000                  65,519

WMC Ltd.                          153,400                 636,899

                                                          4,884,611

AUSTRIA - 0.2%

Mayr Melnhof Karton AG            3,400                   160,772

RHI AG                            5,700                   135,077

RHI AG New                        2,571                   60,692

                                                          356,541

BELGIUM - 0.6%

Dexia (strip VVPR) (a)            512                     23

Lernout & Hauspie Speech          5,700                   551,475
Products NV (a)

Telinfo SA                        5,400                   610,307

Telinfo SA (strip VVPR)           33                      0

                                                          1,161,805

BERMUDA - 0.2%

Ace Ltd.                          7,000                   167,563

Global Crossing Ltd. (a)          4,000                   126,000

Knightsbridge Tankers Ltd.        5,000                   93,125

RenaissanceRe Holdings Ltd.       3,000                   110,250

                                                          496,938

BRAZIL - 0.3%

Tele Norte Leste                  655                     11,667
Participacoes SA ADR

Telebras sponsored ADR (pfd       5,600                   661,850
holder)

                                                          673,517

CANADA - 4.0%

Alberta Energy Co. Ltd.           10,800                  341,694

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

CANADA - CONTINUED

Anderson Exploration Ltd. (a)     15,000                 $ 240,073

BCE, Inc.                         18,000                  2,084,684

CAE, Inc.                         6,000                   56,321

Canada Occidental Petroleum       6,000                   137,763
Ltd.

Canadian Hunter Exploration       5,000                   94,712
Ltd. (a)(d)

Canadian Natural Resources        19,100                  509,488
Ltd. (a)

Canadian Pacific Ltd.             6,500                   151,219

Celestica, Inc. (sub. vtg.)       9,800                   528,782
(a)

Delano Technology Corp.           1,000                   10,938

Fletcher Challenge Canada         27,800                  322,907
Ltd.

Gulf Canada Resources Ltd. (a)    117,500                 484,029

Harrowston, Inc. Class A (a)      35,000                  112,270

Magna International, Inc.         18,000                  837,520
Class A

Marsulex, Inc. (a)                5,000                   11,311

Mitel Corp. (a)                   9,000                   225,486

Noranda, Inc.                     1,800                   17,079

Onex Corp.                        5,000                   150,257

Pancanadian Petroleum Ltd.        9,000                   172,002

Penn West Petroleum Ltd. (a)      4,000                   101,972

Petro-Canada                      6,000                   101,094

Rio Alto Exploration Ltd. (a)     12,000                  210,697

SR Telecom, Inc. (a)              9,000                   59,562

Sun Life Financial Services       17,000                  202,627
Canada, Inc.

Suncor Energy, Inc.               7,700                   328,893

TimberWest Forest Corp. unit      35,100                  246,515

Toronto Dominion Bank             17,200                  397,825

                                                          8,137,720

DENMARK - 1.5%

Falck AS                          4,500                   623,604

GN Store Nordic AS                9,000                   730,742

Novo-Nordisk AS (B Shares)        6,600                   886,414

Sydbank AS                        135                     4,286

Tele Danmark AS (B Shares)        10,700                  783,854

TK Development AS                 1,500                   34,248

                                                          3,063,148

FINLAND - 3.6%

Aldata Solutions Oyj (a)          39,200                  287,617

F-Secure Oyj (a)                  3,500                   44,661

Helsinki Telephone Corp.          2,300                   182,172
Class E

KCI Konecranes                    3,815                   126,917

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

FINLAND - CONTINUED

Metsa Tissue PLC                  21,400                 $ 187,248

Metsa-Serla Oyj Class B Free      14,000                  119,054
Shares

Metso Oyj sponsored ADR           23,700                  315,506

Nokia AB sponsored ADR            78,400                  4,459,000

Nokian Tyres Ltd.                 2,500                   82,031

Novo Group Oyj                    2,100                   22,662

Perlos Oyj                        4,400                   163,423

Sampo Insurance Co. Ltd.          23,408                  887,545

Sanoma-WSOY Oyj                   1,800                   115,663

Teleste Oyj                       8,000                   211,092

UPM-Kymmene Corp.                 8,775                   227,942

                                                          7,432,533

FRANCE - 7.8%

Aventis SA                        32,300                  1,816,875

AXA SA de CV                      10,500                  1,560,904

Banque Nationale de Paris         3,400                   275,495
(BNP)

Carbone Lorraine Group            6,100                   266,873

Christian Dior SA                 5,000                   1,191,721

CNP Assurances                    21,700                  634,098

Compagnie de St. Gobain           1,000                   136,809

Compagnie Generale                3,000                   141,503
d'Industrie et de
Participations (CGIP)

Compagnie Generale de             3,679                   42,538
Geophysique SA sponsored ADR
(a)

Credit Commercial de France       1,400                   199,954

Elf Aquitaine SA sponsored ADR    5,400                   481,950

Eramet SA                         4,900                   233,354

Eurafrance (Societe)              1,030                   450,621

Eurotunnel SA unit (a)            30,000                  31,172

France Telecom SA sponsored       6,700                   1,064,881
ADR

Havas Advertising SA              200                     100,077

Isis SA                           2,100                   114,843

L'Oreal SA                        100                     67,994

Louis Vuitton Moet Hennessy       700                     294,508
(LVMH)

Penauille Polyservices SA         47                      28,466

Prosodie SA                       300                     71,093

Rhodia SA                         24,700                  459,261

Sagem SA                          350                     436,402

SPIR Communication SA             1,100                   96,049

SR Teleperformance SA             137                     36,462

Television Francaise 1 SA         225                     154,422

TotalFinaElf SA:

Class B                           13,100                  1,981,375

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

FRANCE - CONTINUED

TotalFinaElf SA: - continued

sponsored ADR                     27,100                 $ 2,049,438

Union Assurances Federales SA     2,400                   317,185
(d)

Vivendi SA                        12,000                  1,189,989

                                                          15,926,312

GERMANY - 6.8%

Allianz AG (Reg.)                 4,491                   1,732,703

Altana AG                         3,800                   275,349

Axel Springer Verlag              350                     350,908

BASF AG                           18,000                  788,969

Bayer AG                          26,500                  1,106,951

Buderus AG                        7,800                   135,006

Celanese AG                       9,700                   191,055

Deutsche Bank AG                  3,500                   235,747

Deutsche Telekom AG               20,000                  1,301,368

DIS Deutscher Industrie           5,500                   691,791
Service AG

Epcos AG                          1,600                   226,040

Fresenius Medical Care AG         13,300                  326,681
sponsored ADR

Heidelberger Druckmaschinen AG    12,600                  686,759

Metallgesellschaft AG             28,300                  439,014

MobilCom AG                       700                     85,494

Muehlbauer Holding AG & Co.       1,000                   63,346

NorCom Information Technology     1,000                   77,656
AG (a)

Schering AG                       3,010                   426,609

SGL Carbon AG (a)                 6,000                   464,785

Siemens AG                        10,200                  1,515,377

Stinnes AG                        14,400                  308,435

Suess MicroTec AG (a)             2,000                   79,114

T-Online International AG         5,400                   204,256

Techem AG (a)                     19,800                  550,244

United Internet AG (a)            3,400                   876,997

Veba AG                           12,600                  633,932

Winkler & Dunnebier AG            3,800                   67,538

                                                          13,842,124

GRAND CAYMAN ISLANDS - 0.0%

SUNDAY Communications Ltd. ADR    10,000                  70,000

HONG KONG - 0.7%

China Telecom Ltd. (a)            94,000                  689,431

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

HONG KONG - CONTINUED

China Telecom Ltd. sponsored      3,500                  $ 513,406
ADR (a)

Hutchison Whampoa Ltd.            19,000                  276,861

                                                          1,479,698

IRELAND - 0.6%

Anglo-Irish Bank Corp. PLC        72,200                  159,271

Elan Corp. PLC sponsored ADR      11,400                  488,775
(a)

Independent Newspapers PLC        38,700                  309,698

Ryanair Holdings PLC              7,200                   293,400
sponsored ADR (a)

                                                          1,251,144

ISRAEL - 0.6%

Advanced Vision Technology        3,000                   53,183
Ltd.

BATM Advanced Communications      800                     55,926
Ltd.

Bezeq Israeli                     14,500                  76,961
Telecommunication Corp. Ltd.

Internet Gold                     9,300                   106,950

Metalink Ltd.                     1,000                   28,563

Teva Pharmaceutical               18,600                  818,400
Industries Ltd. ADR

                                                          1,139,983

ITALY - 2.3%

Assicurazioni Generali Spa        5,644                   160,551

Ducati Motor Holding Spa          152,500                 403,089

Eni Spa sponsored ADR             42,900                  2,230,800

Industrie Natuzzi Spa ADR         2,500                   27,500

Luxottica Group Spa sponsored     5,000                   119,375
ADR

Pirelli Spa                       50,000                  121,086

SAES Getters Spa sponsored ADR    8,000                   48,000

San Paolo Imi Spa                 10,000                  140,728

Telecom Italia Mobile Spa         50,500                  483,527

Telecom Italia Spa                54,100                  772,954

Tiscali Spa (a)                   5,100                   272,535

                                                          4,780,145

JAPAN - 21.4%

Advantest Corp.                   2,000                   457,000

Anritsu Corp.                     20,000                  222,119

Bank of Tokyo-Mitsubishi Ltd.     18,900                  244,519
ADR

Canon, Inc. ADR                   3,000                   139,313

DDI Corp.                         120                     1,375,994

Fanuc Ltd.                        2,900                   303,569

Fuji Coca-Cola Bottling Co.       9,000                   85,306
Ltd.

Fuji Heavy Industries Ltd.        58,000                  442,482

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

JAPAN - CONTINUED

Fuji Photo Film Co. Ltd.          7,000                  $ 287,000

Fujisawa Pharmaceutical Co.       9,000                   337,063
Ltd.

Fujitsu Ltd.                      36,000                  1,018,679

Furukawa Electric Co. Ltd.        212,000                 2,938,672

Hokkaido Coca-Cola Bottling       10,000                  114,666
Co. Ltd.

Honda Motor Co. Ltd.              6,700                   592,950
sponsored ADR

Hoya Corp.                        8,000                   813,760

InterQ, Inc. (a)                  1,000                   203,440

Ito-Yokado Co. Ltd.               8,000                   583,688

JAFCO Co. Ltd.                    1,000                   175,698

Japan Telecom Co. Ltd.            6                       305,160

Kao Corp.                         14,000                  425,929

KDD Corp.                         5,700                   659,922

Koa Denko Co. Ltd.                9,000                   261,328

Kyocera Corp. sponsored ADR       10,900                  1,810,081

Mabuchi Motor Co. Ltd.            1,000                   110,043

Marubeni Corp.                    88,000                  254,707

Matsushita Communication          3,000                   469,946
Industrial Co. Ltd.

Matsushita Electric               5,000                   1,332,500
Industrial Co. Ltd. ADR

Mitsubishi Electric Corp.         90,000                  768,171

Murata Manufacturing Co. Ltd.     4,000                   776,771

NEC Corp.                         57,000                  1,549,658

Nichicon Corp.                    20,000                  536,342

Nikko Securities Co. Ltd.         9,000                   106,112

Nintendo Co. Ltd.                 2,000                   332,902

Nippon Electric Glass Co.         4,000                   71,463
Ltd.

Nippon System Development Co.     5,380                   512,926
Ltd.

Nippon Telegraph & Telephone      65,000                  4,139,688
Corp. sponsored ADR

Nippon Television Network         60                      44,775
Corp.

Nippon Television Network         60                      44,387
Corp. (a)

Nitto Denko Corp.                 6,000                   235,251

Nomura Securities Co. Ltd.        37,000                  930,645

NTT DoCoMo, Inc.                  135                     4,506,646

Omron Corp.                       47,000                  1,277,788

Oracle Corp. Japan                100                     80,451

ORIX Corp.                        5,560                   792,817

Pioneer Corp.                     36,000                  982,060

Ricoh Co. Ltd.                    10,000                  210,838

Rohm Co. Ltd.                     2,700                   903,828

Sanyo Electric Co. Ltd.           245,000                 1,633,484

Secom Co. Ltd.                    3,000                   251,341

Sharp Corp.                       36,000                  694,100

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

JAPAN - CONTINUED

Shikoku Coca-Cola Bottling        4,000                  $ 44,757
Co. Ltd.

Softbank Corp.                    600                     147,586

Softbank Corp. New                1,200                   295,173

Sony Corp. sponsored ADR          2,400                   541,500

Square Co. Ltd.                   2,650                   194,817

Sumitomo Corp.                    24,000                  268,541

Takeda Chemical Industries        21,000                  1,380,710
Ltd.

Teikoku Hormone Manufacturing     7,000                   49,196
Co. Ltd.

THK Co. Ltd.                      3,900                   164,093

Tokyo Broadcasting System,        2,000                   86,924
Inc.

Tokyo Electron Ltd.               2,000                   325,689

Tokyo Seimitsu Co. Ltd.           3,600                   376,179

Toshiba Corp.                     20,000                  193,823

Toyoda Automatic Loom Works       32,000                  633,253
Ltd.

Toyota Motor Corp.                29,000                  1,449,094

Trans Cosmos, Inc.                1,400                   278,343

                                                          43,777,656

KOREA (SOUTH) - 0.8%

Korea Data System                 7,000                   56,770

Korea Thrunet Co. Ltd. Class A    5,000                   129,375

Samsung Electronics Co. Ltd.      5,400                   1,459,788

                                                          1,645,933

LUXEMBOURG - 0.4%

Audiofina                         2,900                   358,154

Espirito Santo Financial          19,300                  347,400
Holding SA ADR

Quilmes Industrial SA             11,000                  104,500
sponsored ADR

                                                          810,054

MARSHALL ISLANDS - 0.0%

Teekay Shipping Corp.             3,000                   98,438

MEXICO - 0.5%

Elamex SA de CV (a)               9,000                   33,750

Grupo Radio Centro SA de CV       10,000                  140,000
sponsored ADR

Industrias Penoles SA             34,000                  70,189

Telefonos de Mexico SA de CV      10,300                  605,769
Series L sponsored ADR

Wal-Mart de Mexico SA de CV       108,000                 230,998
Series C (a)

                                                          1,080,706

NETHERLANDS - 5.5%

ABN AMRO Holding NV               46,400                  957,897

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

NETHERLANDS - CONTINUED

Akzo Nobel NV                     19,800                 $ 812,643

Buhrmann NV                       12,800                  330,747

Core Laboratories NV (a)          3,300                   93,638

De Telegraaf Holding NV           23,500                  652,211
(Certificaten Van Aandelen)

Fugro NV                          5,400                   253,474

Heineken Holding NV (A Shares)    25,600                  864,492

ICT Automatisering NV             1,000                   40,423

IHC Caland NV                     2,000                   81,119

ING Groep NV (Certificaten        35,742                  1,955,274
Van Aandelen)

Jomed NV                          15,416                  470,820

Koninklijke Ahold NV              8,000                   187,030

Koninklijke Boskalis              5,000                   89,550
Westminster NV

Koninklijke KPN NV                6,200                   626,412

Koninklijke Philips               43,179                  1,931,174
Electronics NV

Petroplus International NV        21,000                  220,115

Rodamco Asia NV (a)               5,000                   53,092

STMicroelectronics NV (NY         2,700                   512,156
Shares)

Trader.com NV (A Shares) (a)      5,000                   83,398

Unilever NV (NY Shares)           7,200                   328,050

United Pan-Europe                 3,300                   120,402
Communications NV (a)

Van Melle NV (Certificaten        3,649                   92,460
Van Aandelen)

Vendex KBB NV                     19,300                  298,167

Vopak NV (a)                      3,000                   75,058

Wegener NV                        6,000                   92,694

                                                          11,222,496

NEW ZEALAND - 0.7%

Contact Energy Ltd.               170,000                 194,783

Fletcher Challenge Ltd.:

Building Division                 180,400                 170,789

Energy Division                   76,300                  175,957

Forestry Division (a)             771,600                 280,959

Paper Division                    81,600                  91,515

Sky City Ltd.                     25,000                  76,345

Telecom Corp. of New Zealand      124,900                 527,559
Ltd.

                                                          1,517,907

NORWAY - 0.8%

A-pressen ASA (A Shares) (a)      3,000                   50,329

DNB Holding ASA                   17,900                  62,862

NetCom ASA (a)                    2,100                   83,379

Norsk Hydro AS                    11,400                  417,564

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

NORWAY - CONTINUED

ProSafe ASA (a)                   18,500                 $ 244,152

Schibsted AS (B Shares)           25,300                  526,308

Sparebanken NOR primary           11,400                  202,726
shares certificates

Tandberg ASA (a)                  3,000                   45,967

VISMA ASA (a)                     6,000                   36,237

                                                          1,669,524

PANAMA - 0.3%

Banco Latin Americano de          18,200                  449,313
Exporaciones SA (BLADEX)
Series E

Carnival Corp.                    5,000                   124,375

                                                          573,688

PERU - 0.1%

Compania de Minas                 7,100                   122,475
Buenaventura SA Class B
sponsored ADR

POLAND - 0.0%

Agora SA unit (a)                 4,000                   91,000

PORTUGAL - 0.2%

Electricidade de Portugal SA      7,500                   133,300

Portugal Telecom SA               21,000                  234,853

Telecel Comunicacoes Pessoais     1,500                   23,789
SA

                                                          391,942

RUSSIA - 0.1%

Lukoil Oil Co. sponsored ADR      3,000                   178,500

SINGAPORE - 0.3%

Flextronics International         7,500                   526,875
Ltd. (a)

Times Publishing Ltd.             37,000                  93,232

                                                          620,107

SOUTH AFRICA - 0.4%

Anglo American Platinum Corp.     10,200                  246,362
Ltd.

Anglogold Ltd.                    2,800                   106,392

Dimension Data Holdings Ltd.      22,100                  144,838
(a)

Gold Fields Ltd.                  37,000                  119,882

Impala Platinum Holdings Ltd.     7,200                   227,982

                                                          845,456

SPAIN - 2.5%

Banco Santander Central           123,200                 1,339,800
Hispano SA ADR

Endesa SA                         12,500                  271,840

Prosegur Comp Securidad SA        7,000                   81,794

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

SPAIN - CONTINUED

Repsol SA sponsored ADR           59,600                 $ 1,229,250

Telefonica SA sponsored ADR       33,000                  2,186,250

                                                          5,108,934

SWEDEN - 4.1%

Arkivator AB                      4,400                   209,927

Artimplant AB (B Shares) (a)      13,000                  199,467

Assi Doman AB (Free Shares)       3,000                   49,727

Atle AB                           14,500                  254,961

Bure Investment AB                11,000                  77,614

Elanders AB (B Shares)            3,000                   96,094

Enea Data AB                      2,100                   371,371

Getinge Industrier AB (B          11,500                  106,901
Shares)

Information Highway AB (a)        3,000                   30,911

Investor AB (B Shares)            57,100                  805,775

Kinnevik Investment AB (B         13,300                  461,764
Shares)

Kungsleden AB                     6,000                   48,383

Modern Times Group AB (MTG)       2,500                   123,477
(B Shares) (a)

Netcom AB (B Shares) (a)          5,700                   406,650

Nocom AB (B Shares) (a)           2,800                   50,175

Nordic Baltic Holding AB          33,000                  208,819

Novestra AB (a)                   2,600                   171,804

Saab AB (B Shares)                11,100                  90,751

Scandic Hotels AB                 10,000                  106,397

Securitas AB (B Shares)           7,700                   200,072

Semcon AB                         4,500                   70,306

Sifo Group AB (B Shares)          4,000                   51,519

SKF AB (B Shares)                 8,900                   191,381

Svenska Cellulosa AB (SCA) (B     15,300                  291,305
Shares)

Svenska Handelsbanken AB (A       23,965                  318,055
Shares)

Tele1 Europe Holding AB (a)       1,700                   26,846

Telefonaktiebolaget LM            35,300                  3,121,844
Ericsson sponsored ADR

Telelogic AB (a)                  17,000                  129,469

TV 4 AB (A Shares)                5,300                   145,428

                                                          8,417,193

SWITZERLAND - 7.6%

ABB Ltd. (Reg.)                   12,281                  1,382,416

Adecco SA                         487                     400,876

Ascom Holding AG (Bearer)         144                     490,052

Axantis Holding AG                150                     82,461

Bank for International            39                      188,307
Settlements (BIS)

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

SWITZERLAND - CONTINUED

Credit Suisse Group (Reg.)        5,608                  $ 1,016,226

Disetronic Holding AG             58                      335,718

Edipresse SA (Bearer)             1,443                   700,934

Fantastic Corp. (a)               6,380                   116,883

Gretag Imaging Holding AG         1,531                   308,605
(Reg. D)

Holderbank Financiere Glarus      351                     398,168
AG (Bearer)

Julius Baer Holding AG            50                      175,393

Mikron Holding AG                 372                     269,424

Nestle SA (Reg.)                  1,055                   1,865,736

Novartis AG (Reg.)                917                     1,285,080

Oerlikon-Buhrle Holding AG (a)    953                     218,430

PubliGroupe SA                    1,259                   974,095

Richemont Compagnie Financier     444                     1,082,234
Class A unit

Roche Holding AG                  123                     1,288,674
participation certificates

Sulzer Medica AG (Reg.)           1,335                   290,454

Surveillance, Soc Gen Sgs (a)     196                     305,573

The Swatch Group AG (Reg.)        5,294                   1,198,002

UBS AG                            4,487                   1,102,826

                                                          15,476,567

TAIWAN - 0.2%

D-Link Corp.                      30,000                  88,250

GigaMedia Ltd.                    2,000                   48,000

Taiwan Semiconductor              30,000                  193,169
Manufacturing Co. Ltd. (a)

                                                          329,419

UNITED KINGDOM - 10.3%

Aggreko PLC                       34,000                  175,755

Allied Domecq PLC                 97,300                  475,762

Allied Zurich PLC                 38,600                  382,278

Antofagasta Holdings PLC          19,300                  118,431

AstraZeneca Group PLC             5,700                   240,113
sponsored ADR

Autonomy Corp. PLC (a)            1,800                   239,400

Avis Europe PLC                   21,200                  62,575

Barclays PLC                      12,600                  321,407

Bodycote International PLC        43,900                  168,792

BP Amoco PLC sponsored ADR        37,700                  1,922,700

British Energy PLC                87,000                  231,114

British Telecommunications        3,600                   658,800
PLC sponsored ADR

Cable & Wireless PLC ADR          3,100                   153,063

Cambridge Antibody Technology     6,000                   228,364
Group PLC (a)

Carlton Communications PLC        16,200                  194,790

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

Centrica PLC                      64,700                 $ 229,166

Diageo PLC                        62,200                  501,981

Diageo PLC sponsored ADR          2,500                   85,000

Dialog Semiconductor PLC          1,400                   154,400

Energis PLC (a)                   2,900                   142,768

Glaxo Wellcome PLC sponsored      15,400                  967,313
ADR

Guardian IT PLC                   6,500                   130,968

Hanson PLC                        52,700                  386,424

Hanson PLC sponsored ADR          7,000                   255,938

House of Fraser PLC               40,000                  26,720

HSBC Holdings PLC (Reg.)          49,600                  567,300

Invensys PLC                      35,100                  167,673

Jazztel PLC sponsored ADR         1,300                   67,600

Johnson Matthey PLC               38,700                  495,693

Lloyds TSB Group PLC              21,100                  205,851

Logica PLC                        7,600                   228,458

Nycomed Amersham PLC              39,200                  299,005

Professional Staff PLC            20,000                  100,000
sponsored ADR (a)

Provident Financial Group PLC     15,000                  127,814

Reckitt Benckiser PLC             25,100                  255,793

Rexam PLC                         50,000                  190,498

Ricardo PLC                       10,000                  63,111

Rio Tinto PLC (Reg.)              43,300                  669,302

Royal & Sun Alliance              36,100                  201,052
Insurance Group PLC

Royal Bank of Scotland Group      10,000                  154,806
PLC

Shell Transport & Trading Co.     268,300                 2,157,578
PLC (Reg.)

Smith & Nephew PLC                57,200                  164,391

SmithKline Beecham PLC            16,000                  1,100,000
sponsored ADR

South African Breweries PLC       41,900                  308,542

SSL International PLC             23,000                  233,142

Tesco PLC                         50,000                  170,108

Unilever PLC ADR                  7,600                   189,050

United News & Media PLC           19,600                  248,765

United Utilities PLC              20,000                  191,081

Vodafone AirTouch PLC             500,000                 2,350,003

Vodafone AirTouch PLC             36,500                  1,715,500
sponsored ADR

                                                          21,076,138

UNITED STATES OF AMERICA - 0.9%

Hollinger International, Inc.     17,600                  222,200
Class A

Impsat Fiber Networks, Inc.       2,000                   31,625

Orthofix International NV (a)     18,600                  344,100

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Pharmacia Corp.                   11,239                 $ 561,248

SCM Microsystems, Inc. (a)        3,700                   292,763

UnitedGlobalCom, Inc. (a)         5,500                   292,189

                                                          1,744,125

TOTAL COMMON STOCKS                                       181,494,477
(Cost $171,701,968)

NONCONVERTIBLE PREFERRED
STOCKS - 0.4%



GERMANY - 0.4%

Marschollek Lautenschlaeger       900                     479,427
und Partner AG

Prosieben Media AG (non-vtg.)     3,000                   268,513

TOTAL NONCONVERTIBLE                                      747,940
PREFERRED STOCKS
(Cost $596,281)

INVESTMENT COMPANIES - 2.6%



ARGENTINA - 0.0%

Argentina Fund, Inc.              6,000                   62,250

BRAZIL - 0.1%

Brazil Fund, Inc.                 13,300                  200,331

CANADA - 0.1%

Economic Investment Trust         2,582                   153,441
Ltd.

United Corporations Ltd.          2,200                   64,627

                                                          218,068

CHILE - 0.1%

Chile Fund, Inc.                  15,000                  143,438

Five Arrows Chile Investment      45,500                  125,125
Trust Ltd.

                                                          268,563

CHINA - 0.0%

China Fund, Inc.                  6,000                   54,000

Jardine Fleming China Region      1,500                   11,250
Fund, Inc.

                                                          65,250

EMERGING MARKETS - 0.4%

Asia Tigers Fund, Inc.            16,000                  141,000

Central European Equity Fund,     8,100                   121,500
Inc.

Emerging Markets                  12,100                  138,394
Infrastructure Fund, Inc.

Emerging Markets                  8,000                   123,500
Telecommunication Fund, Inc.

INVESTMENT COMPANIES -
CONTINUED

                                 SHARES                  VALUE (NOTE 1)

EMERGING MARKETS - CONTINUED

Southern Africa Fund, Inc.        1,500                  $ 19,875

Templeton Dragon Fund, Inc.       35,100                  278,606

                                                          822,875

FRANCE - 0.1%

France Growth Fund, Inc.          15,300                  210,375

HONG KONG - 0.1%

Asia Pacific Fund, Inc.           14,800                  136,900

Greater China Fund, Inc.          4,500                   35,438

                                                          172,338

INDIA - 0.4%

India Fund                        26,700                  382,144

India Growth Fund                 8,000                   99,500

Jardine Fleming India Fund,       11,000                  126,500
Inc.

Morgan Stanley Dean Witter        7,000                   84,875
India Investment Fund, Inc.
(a)

                                                          693,019

ITALY - 0.1%

Italy Fund, Inc. (The)            11,000                  199,375

KOREA (SOUTH) - 0.1%

Korea Equity Fund (a)             2,000                   7,125

Korea Fund, Inc. (The) (a)        17,600                  218,900

Korean Investment Fund, Inc.      2,500                   16,094
(a)

                                                          242,119

MEXICO - 0.3%

Mexico Fund, Inc. (The)           35,700                  539,963

MULTI-NATIONAL - 0.7%

Blackrock North American          7,000                   66,938
Government Income Trust,
Inc.

Dreyfus Strategic Governments     9,000                   69,750
Income, Inc.

European Warrant Fund, Inc.       3,000                   46,688

First Commonwealth Fund, Inc.     3,600                   33,075

Latin America Equity Fund,        7,000                   84,875
Inc. (a)

Latin American Discovery          3,000                   30,750
Fund, Inc.

Latin American Investment         8,000                   103,500
Fund, Inc.

MFS Government Markets Income     28,300                  171,569
Trust

Morgan Stanley Dean Witter        2,500                   21,250
Africa Investment Fund, Inc.

Morgan Stanley Dean Witter        30,500                  324,063
Asia-Pacific Fund, Inc.

Strategic Global Income Fund,     21,800                  216,638
Inc.

INVESTMENT COMPANIES -
CONTINUED

                                 SHARES                  VALUE (NOTE 1)

MULTI-NATIONAL - CONTINUED

Templeton Global Governments      10,000                 $ 55,625
Income Trust

Templeton Global Income Fund,     20,000                  115,000
Inc.

                                                          1,339,721

PHILIPPINES - 0.0%

First Philippine Fund, Inc.       6,000                   27,375

PORTUGAL - 0.0%

Portugal Fund, Inc.               6,100                   75,106

SINGAPORE - 0.0%

Singapore Fund, Inc. (a)          5,000                   36,250

SWITZERLAND - 0.1%

Swiss Helvetia Fund, Inc.         14,000                  193,375

TOTAL INVESTMENT COMPANIES                                5,366,353
(Cost $5,686,277)


CORPORATE BONDS - 0.3%

MOODY'S RATINGS (UNAUDITED)                  PRINCIPAL AMOUNT (C)

CONVERTIBLE BONDS - 0.2%

ISRAEL - 0.0%

Tecnomatix Tech Ltd. 5.25%        -          $ 129,000                        118,680
8/15/04

UNITED STATES OF AMERICA - 0.2%

Nestle Holdings, Inc. 3%          AAA         310,000                         337,125
6/17/02

TOTAL CONVERTIBLE BONDS                                                       455,805

NONCONVERTIBLE BONDS - 0.1%

FRANCE - 0.1%

Eurotunnel Finance Ltd. euro      -     EUR   120                             155,311
0% 4/30/40 (e)

TOTAL CORPORATE BONDS                                                         611,116
(Cost $632,076)


CASH EQUIVALENTS - 9.4%

                               SHARES                      VALUE (NOTE 1)

Taxable Central Cash Fund,      19,333,007                 $ 19,333,007
5.77% (b) (Cost $19,333,007)

TOTAL INVESTMENT PORTFOLIO -                                207,552,893
101.4%
(Cost $197,949,609)

NET OTHER ASSETS - (1.4)%                                   (2,935,755)

NET ASSETS - 100%                                          $ 204,617,138

CURRENCY ABBREVIATIONS

EUR                     -   European Monetary Unit

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Principal amount is stated in United States dollars unless otherwise noted.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $411,897 or 0.2% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $200,318,147. Net unrealized appreciation aggregated $7,234,746, of which $29,392,540 related to appreciated investment securities and $22,157,794 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                               APRIL 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at                $ 207,552,893
value (cost $197,949,609) -
See accompanying schedule

Cash                                         59,655

Foreign currency held at                     193,538
value (cost $193,538)

Receivable for investments                   2,020,017
sold

Receivable for fund shares                   1,698,964
sold

Dividends receivable                         300,274

Interest receivable                          105,654

Other receivables                            10

 TOTAL ASSETS                                211,931,005

LIABILITIES

Payable for investments        $ 2,675,121
purchased

Payable for fund shares         1,003,377
redeemed

Accrued management fee          119,028

Distribution fees payable       96,828

Other payables and accrued      151,913
expenses

Collateral on securities        3,267,600
loaned, at value

 TOTAL LIABILITIES                           7,313,867

NET ASSETS                                  $ 204,617,138

Net Assets consist of:

Paid in capital                             $ 192,163,918

Distributions in excess of                   (282,653)
net investment income

Accumulated undistributed net                3,127,029
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  9,608,844
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 204,617,138

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
               APRIL 30, 2000 (UNAUDITED)

CALCULATION OF MAXIMUM             $15.17
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($20,379,852 (divided by)
1,343,481 shares)

Maximum offering price per         $16.10
share (100/94.25 of $15.17)

CLASS T: NET ASSET VALUE and       $15.12
redemption price per share
($109,269,079 (divided by)
7,225,700 shares)

Maximum offering price per         $15.67
share (100/96.50 of $15.12)

CLASS B: NET ASSET VALUE and       $15.03
offering price per share
($33,816,417 (divided by)
2,250,261 shares) A

CLASS C: NET ASSET VALUE and       $15.03
offering price per share
($27,655,951 (divided by)
1,839,557 shares) A

INSTITUTIONAL CLASS: NET           $15.22
ASSET VALUE, offering price
and redemption price   per
share ($13,495,839 (divided
by) 886,665 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED APRIL 30,
                                      2000 (UNAUDITED)

INVESTMENT INCOME                            $ 940,041
Dividends

Interest                                      369,895

Security lending                              22,111

                                              1,332,047

Less foreign taxes withheld                   (109,944)

 TOTAL INCOME                                 1,222,103

EXPENSES

Management fee                   $ 477,269

Transfer agent fees               170,822

Distribution fees                 395,696

Accounting and security           42,489
lending fees

Non-interested trustees'          161
compensation

Custodian fees and expenses       182,556

Registration fees                 105,862

Audit                             9,600

Legal                             791

Miscellaneous                     1,172

 Total expenses before            1,386,418
reductions

 Expense reductions               (47,513)    1,338,905

NET INVESTMENT INCOME (LOSS)                  (116,802)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            3,279,273

 Foreign currency transactions    (51,096)    3,228,177

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            4,600,946

 Assets and liabilities in        5,442       4,606,388
foreign currencies

NET GAIN (LOSS)                               7,834,565

NET INCREASE (DECREASE) IN                   $ 7,717,763
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               SIX MONTHS ENDED APRIL 30,  DECEMBER 17, 1998
                               2000 (UNAUDITED)            (COMMENCEMENT OF OPERATIONS)
                                                           TO OCTOBER 31, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (116,802)                 $ (59,944)
income (loss)

 Net realized gain (loss)       3,228,177                   1,099,878

 Change in net unrealized       4,606,388                   5,002,456
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     7,717,763                   6,042,390
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (146,340)                   -
In excess of net investment
income

 From net realized gain         (1,060,809)                 -

 TOTAL DISTRIBUTIONS            (1,207,149)                 -

Share transactions - net        138,970,340                 53,093,794
increase (decrease)

  TOTAL INCREASE (DECREASE)     145,480,954                 59,136,184
IN NET ASSETS

NET ASSETS

 Beginning of period            59,136,184                  -

 End of period (including      $ 204,617,138               $ 59,136,184
distributions in excess  of
net investment income of
$282,653 and  $8,798,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.05                          $ 10.00
period

Income from Investment
Operations

Net investment income D           .02                              .01

Net realized and unrealized       2.32                             3.04
gain (loss)

Total from investment             2.34                             3.05
operations

Less Distributions

In excess of net investment       (.03)                            -
income

From net realized gain            (.19)                            -

Total distributions               (.22)                            -

Net asset value, end of period   $ 15.17                          $ 13.05

TOTAL RETURN B, C                 18.04%                           30.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 20,380                         $ 3,841
(000 omitted)

Ratio of expenses to average      1.74% A                          2.00% A, F
net assets

Ratio of expenses to average      1.67% A, G                       1.97% A, G
net assets after  expense
reductions

Ratio of net investment           .23% A                           .05% A
income to average net assets

Portfolio turnover rate           98% A                            78% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.02                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.01)                            (.02)

Net realized and unrealized       2.33                             3.04
gain (loss)

Total from investment             2.32                             3.02
operations

Less Distributions

In excess of net investment       (.03)                            -
income

From net realized gain            (.19)                            -

 Total distributions              (.22)                            -

Net asset value, end of period   $ 15.12                          $ 13.02

TOTAL RETURN B, C                 17.92%                           30.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 109,269                        $ 32,132
(000 omitted)

Ratio of expenses to average      2.05% A                          2.25% A, F
net assets

Ratio of expenses to average      1.98% A, G                       2.22% A, G
net assets after  expense
reductions

Ratio of net investment           (.08)% A                         (.20)% A
income (loss) to average net
assets

Portfolio turnover rate           98% A                            78% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.96                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.05)                            (.07)

Net realized and unrealized       2.33                             3.03
gain (loss)

Total from investment             2.28                             2.96
operations

Less Distributions

In excess of net investment       (.02)                            -
income

From net realized gain            (.19)                            -

Total distributions               (.21)                            -

Net asset value, end of period   $ 15.03                          $ 12.96

TOTAL RETURN B, C                 17.69%                           29.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 33,816                         $ 10,839
(000 omitted)

Ratio of expenses to average      2.60% A                          2.75% A, F
net assets

Ratio of expenses to average      2.52% A, G                       2.72% A, G
net assets after  expense
reductions

Ratio of net investment           (.63)% A                         (.70)% A
income (loss) to average net
assets

Portfolio turnover rate           98% A                            78% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.96                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.04)                            (.07)

Net realized and unrealized       2.31                             3.03
gain (loss)

Total from investment             2.27                             2.96
operations

Less Distributions

In excess of net investment       (.01)                            -
income

From net realized gain            (.19)                            -

Total distributions               (.20)                            -

Net asset value, end of period   $ 15.03                          $ 12.96

TOTAL RETURN B, C                 17.61%                           29.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 27,656                         $ 8,142
(000 omitted)

Ratio of expenses to average      2.56% A                          2.75% A, F
net assets

Ratio of expenses to average      2.49% A, G                       2.72% A, G
net assets after  expense
reductions

Ratio of net investment           (.59)% A                         (.70)% A
income (loss) to average net
assets

Portfolio turnover rate           98% A                            78% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.08                          $ 10.00
period

Income from Investment
Operations

Net investment income D           .04                              .03

Net realized and unrealized       2.33                             3.05
gain (loss)

Total from investment             2.37                             3.08
operations

Less Distributions

In excess of net investment       (.04)                            -
income

From net realized gain            (.19)                            -

Total distributions               (.23)                            -

Net asset value, end of period   $ 15.22                          $ 13.08

TOTAL RETURN B, C                 18.23%                           30.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 13,496                         $ 4,182
(000 omitted)

Ratio of expenses to average      1.47% A                          1.75% A, F
net assets

Ratio of expenses to average      1.40% A, G                       1.72% A, G
net assets after  expense
reductions

Ratio of net investment           .50% A                           .30% A
income to average net assets

Portfolio turnover rate           98% A                            78% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Diversified International Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $185,661,905 and $58,125,486, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of
 .73% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 12,068     $ 2,013

CLASS T    182,228      2,338

CLASS B    112,996      85,894

CLASS C    88,404       63,499

          $ 395,696    $ 153,744

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 67,063     $ 28,349

CLASS T    178,986      56,060

CLASS B    11,844       11,844 *

CLASS C    3,308        3,308 *

          $ 261,201    $ 99,561

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

TRANSFER AGENT FEES - CONTINUED

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 10,069   .21 *

CLASS T                 95,400    .27 *

CLASS B                 33,638    .30  *

CLASS C                 23,112    .27 *

INSTITUTIONAL CLASS     8,603     .20  *

                       $ 170,822

* ANNUALIZED

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,330 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $3,226,375. The fund received cash collateral of $3,267,600 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $46,402 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $768 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

          TRANSFER AGENT CREDITS

CLASS A   $ 221

CLASS T    122

          $ 343

7. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                             SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31,

                             2000                        1999

IN EXCESS OF NET INVESTMENT
INCOME

Class A                      $ 10,548                    $ -

Class T                       95,234                      -

Class B                       19,524                      -

Class C                       7,401                       -

Institutional Class           13,633                      -

Total                        $ 146,340                   $ -

FROM NET REALIZED GAIN

Class A                      $ 66,778                    $ -

Class T                       603,151                     -

Class B                       185,484                     -

Class C                       140,633                     -

Institutional Class           64,763                      -

Total                        $ 1,060,809                 $ -

                             $ 1,207,149                 $ -


8. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                                     DOLLARS

                                SIX MONTHS ENDED  APRIL 30,  DECEMBER 17, 1998             SIX MONTHS ENDED APRIL 30,
                                                             (COMMENCEMENT OF OPERATIONS)
                                                             TO OCTOBER 31,

                                2000                         1999                          2000



CLASS A Shares sold                                           368,962                      $ 21,382,101
                                 1,349,604

Reinvestment of distributions    5,311                        -                             75,841

Shares redeemed                  (305,816)                    (74,580)                      (4,844,089)

Net increase (decrease)          1,049,099                    294,382                      $ 16,613,853

CLASS T Shares sold              6,229,565                    2,744,736                    $ 96,038,974

Reinvestment of distributions    47,918                       -                             682,358

Shares redeemed                  (1,519,750)                  (276,769)                     (23,613,420)

Net increase (decrease)          4,757,733                    2,467,967                    $ 73,107,912

CLASS B Shares sold              1,568,297                    859,540                      $ 24,145,719

Reinvestment of distributions    12,633                       -                             179,135

Shares redeemed                  (166,989)                    (23,220)                      (2,666,488)

Net increase (decrease)          1,413,941                    836,320                      $ 21,658,366

CLASS C Shares sold              1,516,270                    639,584                      $ 23,274,957

Reinvestment of distributions    8,634                        -                             122,521

Shares redeemed                  (313,629)                    (11,302)                      (4,773,474)

Net increase (decrease)          1,211,275                    628,282                      $ 18,624,004

INSTITUTIONAL CLASS Shares       583,113                      333,162                      $ 9,224,330
sold

Reinvestment of distributions    4,808                        -                             68,755

Shares redeemed                  (21,033)                     (13,385)                      (326,880)

Net increase (decrease)          566,888                      319,777                      $ 8,966,205



                                DOLLARS

                                DECEMBER 17, 1998
                                (COMMENCEMENT OF OPERATIONS)
                                TO OCTOBER 31,

                                1999



CLASS A Shares sold             $ 4,258,738


Reinvestment of distributions    -

Shares redeemed                  (934,331)

Net increase (decrease)         $ 3,324,407

CLASS T Shares sold             $ 32,469,727

Reinvestment of distributions    -

Shares redeemed                  (3,437,679)

Net increase (decrease)         $ 29,032,048

CLASS B Shares sold             $ 10,054,769

Reinvestment of distributions    -

Shares redeemed                  (281,680)

Net increase (decrease)         $ 9,773,089

CLASS C Shares sold             $ 7,402,250

Reinvestment of distributions    -

Shares redeemed                  (138,947)

Net increase (decrease)         $ 7,263,303

INSTITUTIONAL CLASS Shares      $ 3,865,196
sold

Reinvestment of distributions    -

Shares redeemed                  (164,249)

Net increase (decrease)         $ 3,700,947









INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Greg Fraser, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

* INDEPENDENT TRUSTEES

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Peter S. Lynch
Ned C. Lautenbach *
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
State Street Bank and Trust Company
Quincy, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

ADIF-SANN-0600  104098
1.720067.101

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
EMERGING ASIA
FUND - CLASS A, CLASS T, CLASS B
AND CLASS C

SEMIANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             12  The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    15  A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           16  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  21  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 30  Notes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE



(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(Registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR EMERGING ASIA FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on June 16, 1999. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after June 16, 1999. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class A shares' total expenses, including its 0.25% 12b-1 fee had been reflected in the Closed-End Fund's performance, Class A's returns, prior to June 16, 1999 may have been lower. If Fidelity had not reimbursed certain class expenses, the total returns for the past one year, five years and life of fund would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000       PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV EMERGING ASIA -       9.73%          22.09%       27.64%        26.75%
CL A

FIDELITY ADV EMERGING ASIA -       3.42%          15.07%       20.30%        19.46%
CL A   (INCL. 5.75% SALES
CHARGE)

MSCI AC Asia Free ex Japan         7.23%          16.70%       -1.92%        -2.75%

Pacific Region ex Japan Funds      13.76%         27.50%       12.90%        n/a
Average


CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, six months, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital International AC (All Country) Asia Free ex Japan Index - a market capitalization-weighted index of over 500 stocks traded in 11 Asian markets, excluding Japan. To measure how Class A's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 85 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000       PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV EMERGING ASIA -       22.09%       5.00%         3.96%
CL A

FIDELITY ADV EMERGING ASIA -       15.07%       3.77%         2.96%
CL A  (INCL. 5.75% SALES
CHARGE)

MSCI AC Asia Free ex Japan         16.70%       -0.39%        -0.46%

Pacific Region ex Japan Funds      27.50%       2.01%         n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Emerging Asia -CL A      MS AC Asia Free ex Japan
             00756                       MS009
  1994/03/25       9425.00                    10000.00
  1994/03/31       9170.99                     9915.82
  1994/04/30       9324.86                    10211.39
  1994/05/31       9772.08                    10682.77
  1994/06/30       9424.98                    10323.55
  1994/07/31      10079.12                    10859.65
  1994/08/31      10926.84                    11725.79
  1994/09/30      10733.26                    11498.70
  1994/10/31      10686.54                    11678.48
  1994/11/30       9892.23                    10647.22
  1994/12/31       9978.43                    10349.28
  1995/01/31       8821.32                     9285.90
  1995/02/28       9338.62                    10061.44
  1995/03/31       9501.97                    10055.03
  1995/04/30       9359.03                     9915.82
  1995/05/31      10134.98                    11031.18
  1995/06/30      10012.47                    10844.53
  1995/07/31      10005.66                    11062.77
  1995/08/31       9590.46                    10552.55
  1995/09/30       9706.17                    10678.41
  1995/10/31       9488.36                    10494.86
  1995/11/30       9290.97                    10256.64
  1995/12/31       9813.86                    10763.81
  1996/01/31      10586.12                    11600.38
  1996/02/29      10647.63                    11727.04
  1996/03/31      10784.31                    11812.98
  1996/04/30      11303.71                    12238.50
  1996/05/31      11283.21                    12101.06
  1996/06/30      11372.05                    11920.95
  1996/07/31      10586.12                    11040.62
  1996/08/31      10955.17                    11374.11
  1996/09/30      11119.19                    11569.53
  1996/10/31      10893.66                    11350.16
  1996/11/30      11611.25                    11886.31
  1996/12/31      11687.74                    11845.13
  1997/01/31      11849.39                    12089.96
  1997/02/28      11905.61                    12193.32
  1997/03/31      11287.14                    11504.47
  1997/04/30      11188.75                    11332.51
  1997/05/31      11849.39                    11845.20
  1997/06/30      12369.47                    12278.71
  1997/07/31      12580.31                    12381.42
  1997/08/31      10408.63                    10185.63
  1997/09/30      10415.66                    10140.04
  1997/10/31       8145.58                     7885.64
  1997/11/30       7836.34                     7344.92
  1997/12/31       7804.57                     7070.83
  1998/01/31       7478.17                     6459.50
  1998/02/28       8566.17                     7829.15
  1998/03/31       8457.37                     7713.90
  1998/04/30       7826.33                     7037.80
  1998/05/31       6803.61                     5963.78
  1998/06/30       6121.80                     5294.44
  1998/07/31       6056.52                     5160.11
  1998/08/31       5178.87                     4417.08
  1998/09/30       5809.91                     4855.04
  1998/10/31       6970.44                     5910.46
  1998/11/30       7456.41                     6387.55
  1998/12/31       7681.26                     6520.35
  1999/01/31       7550.70                     6416.52
  1999/02/28       7376.62                     6291.59
  1999/03/31       8152.00                     7045.69
  1999/04/30       9784.73                     8333.39
  1999/05/31       9716.54                     8153.23
  1999/06/30      11184.62                     9427.70
  1999/07/31      10879.98                     9220.01
  1999/08/31      11104.83                     9448.00
  1999/09/30      10473.79                     8786.85
  1999/10/31      10887.23                     9069.65
  1999/11/30      12040.51                     9931.87
  1999/12/31      13621.73                    10736.78
  2000/01/31      13396.88                    10684.68
  2000/02/29      13549.20                    10461.01
  2000/03/31      13599.97                    10707.33
  2000/04/28      11946.21                     9725.13
IMATRL PRASUN   SHR__CHT 20000430 20000518 152842 R00000000000077

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Class A on March 25, 1994, when the Closed-End Fund started, and the current 5.75% sales charge was paid. As the chart shows, by April 30, 2000, the value of the investment would have grown to $11,946 - a 19.46% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Asia Free ex Japan Index did over the same period. With dividends reinvested, the same $10,000 would have been $9,725 - a 2.75% decrease.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR EMERGING ASIA FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class T shares took place on June 16, 1999. Class T shares bear a 0.50% 12b-1 fee that is reflected in returns after June 16, 1999. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class T shares total expenses, including its 0.50% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class T's returns, prior to June 16, 1999 may have been lower. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000       PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV EMERGING ASIA -       9.59%          21.94%       27.49%        26.60%
CL T

FIDELITY ADV EMERGING ASIA -       5.76%          17.67%       23.03%        22.17%
CL T  (INCL. 3.50% SALES
CHARGE)

MSCI AC Asia Free ex Japan         7.23%          16.70%       -1.92%        -2.75%

Pacific Region ex Japan Funds      13.76%         27.50%       12.90%        n/a
Average


CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, six months, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International AC (All Country) Asia Free ex Japan Index - a market capitalization-weighted index of over 500 stocks traded in 11 Asian markets, excluding Japan. To measure how Class T's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 85 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED APRIL 30, 2000        PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV EMERGING ASIA -       21.94%       4.98%         3.94%
CL T

FIDELITY ADV EMERGING ASIA -       17.67%       4.23%         3.33%
CL T  (INCL. 3.50% SALES
CHARGE)

MSCI AC Asia Free ex Japan         16.70%       -0.39%        -0.46%

Pacific Region ex Japan Funds      27.50%       2.01%         n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Emerging Asia -CL T      MS AC Asia Free ex Japan
             00760                       MS009
  1994/03/25       9650.00                    10000.00
  1994/03/31       9389.93                     9915.82
  1994/04/30       9547.47                    10211.39
  1994/05/31      10005.36                    10682.77
  1994/06/30       9649.98                    10323.55
  1994/07/31      10319.74                    10859.65
  1994/08/31      11187.69                    11725.79
  1994/09/30      10989.50                    11498.70
  1994/10/31      10941.66                    11678.48
  1994/11/30      10128.38                    10647.22
  1994/12/31      10216.64                    10349.28
  1995/01/31       9031.90                     9285.90
  1995/02/28       9561.55                    10061.44
  1995/03/31       9728.81                    10055.03
  1995/04/30       9582.46                     9915.82
  1995/05/31      10376.93                    11031.18
  1995/06/30      10251.49                    10844.53
  1995/07/31      10244.52                    11062.77
  1995/08/31       9819.41                    10552.55
  1995/09/30       9937.88                    10678.41
  1995/10/31       9714.87                    10494.86
  1995/11/30       9512.77                    10256.64
  1995/12/31      10048.14                    10763.81
  1996/01/31      10838.84                    11600.38
  1996/02/29      10901.82                    11727.04
  1996/03/31      11041.76                    11812.98
  1996/04/30      11573.56                    12238.50
  1996/05/31      11552.57                    12101.06
  1996/06/30      11643.53                    11920.95
  1996/07/31      10838.84                    11040.62
  1996/08/31      11216.70                    11374.11
  1996/09/30      11384.63                    11569.53
  1996/10/31      11153.72                    11350.16
  1996/11/30      11888.44                    11886.31
  1996/12/31      11966.76                    11845.13
  1997/01/31      12132.27                    12089.96
  1997/02/28      12189.83                    12193.32
  1997/03/31      11556.60                    11504.47
  1997/04/30      11455.85                    11332.51
  1997/05/31      12132.27                    11845.20
  1997/06/30      12664.76                    12278.71
  1997/07/31      12880.64                    12381.42
  1997/08/31      10657.11                    10185.63
  1997/09/30      10664.31                    10140.04
  1997/10/31       8340.03                     7885.64
  1997/11/30       8023.41                     7344.92
  1997/12/31       7990.89                     7070.83
  1998/01/31       7656.69                     6459.50
  1998/02/28       8770.67                     7829.15
  1998/03/31       8659.27                     7713.90
  1998/04/30       8013.17                     7037.80
  1998/05/31       6966.03                     5963.78
  1998/06/30       6267.94                     5294.44
  1998/07/31       6201.11                     5160.11
  1998/08/31       5302.50                     4417.08
  1998/09/30       5948.61                     4855.04
  1998/10/31       7136.84                     5910.46
  1998/11/30       7634.42                     6387.55
  1998/12/31       7864.64                     6520.35
  1999/01/31       7730.96                     6416.52
  1999/02/28       7552.72                     6291.59
  1999/03/31       8346.61                     7045.69
  1999/04/30      10018.31                     8333.39
  1999/05/31       9948.50                     8153.23
  1999/06/30      11451.62                     9427.70
  1999/07/31      11139.71                     9220.01
  1999/08/31      11362.50                     9448.00
  1999/09/30      10723.83                     8786.85
  1999/10/31      11147.14                     9069.65
  1999/11/30      12320.52                     9931.87
  1999/12/31      13932.06                    10736.78
  2000/01/31      13709.27                    10684.68
  2000/02/29      13865.23                    10461.01
  2000/03/31      13909.79                    10707.33
  2000/04/28      12216.55                     9725.13
IMATRL PRASUN   SHR__CHT 20000430 20000522 125238 R00000000000077

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Class T on March 25, 1994, when the Closed-End Fund started, and the current 3.50% sales charge was paid. As the chart shows, by April 30, 2000, the value of the investment would have grown to $12,217 - a 22.17% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Asia Free ex Japan Index did over the same period. With dividends reinvested, the same $10,000 would have been $9,725 - a 2.75% decrease.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR EMERGING ASIA FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on June 16, 1999. Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 16, 1999. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class B shares' total expenses, including its 1.00% 12b-1 fee had been reflected in the Closed-End Fund's performance, Class B's returns, prior to June 16, 1999 may have been lower. Class B shares' contingent deferred sales charges included in the past six month, past one year, past 5 year and life of fund total return figures are 5%, 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000       PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV EMERGING ASIA -       9.21%          21.28%       26.79%        25.90%
CL B

FIDELITY ADV EMERGING ASIA -       4.21%          16.28%       24.79%        25.90%
CL B  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI AC Asia Free ex Japan         7.23%          16.70%       -1.92%        -2.75%

Pacific Region ex Japan Funds      13.76%         27.50%       12.90%        n/a
Average


CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, six months, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International AC (All Country) Asia Free ex Japan Index - a market capitalization-weighted index of over 500 stocks traded in 11 Asian markets, excluding Japan. To measure how Class B's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 85 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED APRIL 30, 2000        PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV EMERGING ASIA -       21.28%       4.86%         3.85%
CL B

FIDELITY ADV EMERGING ASIA -       16.28%       4.53%         3.85%
CL B  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI AC Asia Free ex Japan         16.70%       -0.39%        -0.46%

Pacific Region ex Japan Funds      27.50%       2.01%         n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Emerging Asia -CL B      MS AC Asia Free ex Japan
             00757                       MS009
  1994/03/25      10000.00                    10000.00
  1994/03/31       9730.50                     9915.82
  1994/04/30       9893.75                    10211.39
  1994/05/31      10368.25                    10682.77
  1994/06/30       9999.98                    10323.55
  1994/07/31      10694.03                    10859.65
  1994/08/31      11593.46                    11725.79
  1994/09/30      11388.08                    11498.70
  1994/10/31      11338.50                    11678.48
  1994/11/30      10495.73                    10647.22
  1994/12/31      10587.20                    10349.28
  1995/01/31       9359.49                     9285.90
  1995/02/28       9908.35                    10061.44
  1995/03/31      10081.67                    10055.03
  1995/04/30       9930.01                     9915.82
  1995/05/31      10753.30                    11031.18
  1995/06/30      10623.31                    10844.53
  1995/07/31      10616.08                    11062.77
  1995/08/31      10175.55                    10552.55
  1995/09/30      10298.32                    10678.41
  1995/10/31      10067.23                    10494.86
  1995/11/30       9857.79                    10256.64
  1995/12/31      10412.58                    10763.81
  1996/01/31      11231.96                    11600.38
  1996/02/29      11297.22                    11727.04
  1996/03/31      11442.24                    11812.98
  1996/04/30      11993.33                    12238.50
  1996/05/31      11971.57                    12101.06
  1996/06/30      12065.84                    11920.95
  1996/07/31      11231.96                    11040.62
  1996/08/31      11623.52                    11374.11
  1996/09/30      11797.55                    11569.53
  1996/10/31      11558.26                    11350.16
  1996/11/30      12319.62                    11886.31
  1996/12/31      12400.79                    11845.13
  1997/01/31      12572.30                    12089.96
  1997/02/28      12631.95                    12193.32
  1997/03/31      11975.75                    11504.47
  1997/04/30      11871.35                    11332.51
  1997/05/31      12572.30                    11845.20
  1997/06/30      13124.11                    12278.71
  1997/07/31      13347.81                    12381.42
  1997/08/31      11043.64                    10185.63
  1997/09/30      11051.09                    10140.04
  1997/10/31       8642.52                     7885.64
  1997/11/30       8314.42                     7344.92
  1997/12/31       8280.71                     7070.83
  1998/01/31       7934.40                     6459.50
  1998/02/28       9088.77                     7829.15
  1998/03/31       8973.34                     7713.90
  1998/04/30       8303.80                     7037.80
  1998/05/31       7218.69                     5963.78
  1998/06/30       6495.28                     5294.44
  1998/07/31       6426.02                     5160.11
  1998/08/31       5494.82                     4417.08
  1998/09/30       6164.36                     4855.04
  1998/10/31       7395.69                     5910.46
  1998/11/30       7911.31                     6387.55
  1998/12/31       8149.88                     6520.35
  1999/01/31       8011.36                     6416.52
  1999/02/28       7826.66                     6291.59
  1999/03/31       8649.34                     7045.69
  1999/04/30      10381.67                     8333.39
  1999/05/31      10309.33                     8153.23
  1999/06/30      11866.97                     9427.70
  1999/07/31      11528.35                     9220.01
  1999/08/31      11759.22                     9448.00
  1999/09/30      11097.38                     8786.85
  1999/10/31      11528.35                     9069.65
  1999/11/30      12736.60                     9931.87
  1999/12/31      14398.89                    10736.78
  2000/01/31      14160.32                    10684.68
  2000/02/29      14314.24                    10461.01
  2000/03/31      14352.72                    10707.33
  2000/04/28      12590.37                     9725.13
IMATRL PRASUN   SHR__CHT 20000430 20000522 125848 R00000000000077

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Class B on March 25, 1994, when the Closed-End Fund started. As the chart shows, by April 30, 2000, the value of the investment, would have grown to $12,590 - a 25.90% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Asia Free ex Japan Index did over the same period. With dividends reinvested, the same $10,000 would have been $9,725 - a 2.75% decrease.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR EMERGING ASIA FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on June 16, 1999. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after June 16, 1999. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class C shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class C's returns, prior to June 16, 1999 may have been lower. Class C shares' contingent deferred sales charges included in the past six month, past one year, past 5 year and life of fund total return figures are 1%, 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000       PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV EMERGING ASIA -       9.29%          21.28%       26.79%        25.90%
CL C

FIDELITY ADV EMERGING ASIA -       8.29%          20.28%       26.79%        25.90%
CL C  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI AC Asia Free ex Japan         7.23%          16.70%       -1.92%        -2.75%

Pacific Region ex Japan Funds      13.76%         27.50%       12.90%        n/a
Average


CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, six months, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International AC (All Country) Asia Free ex Japan Index - a market capitalization-weighted index of over 500 stocks traded in 11 Asian markets, excluding Japan. To measure how Class C's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 85 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED APRIL 30, 2000        PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV EMERGING ASIA -       21.28%       4.86%         3.85%
CL C

FIDELITY ADV EMERGING ASIA -       20.28%       4.86%         3.85%
CL C  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI AC Asia Free ex Japan         16.70%       -0.39%        -0.46%

Pacific Region ex Japan Funds      27.50%       2.01%         n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Emerging Asia -CL C      MS AC Asia Free ex Japan
             00758                       MS009
  1994/03/25      10000.00                    10000.00
  1994/03/31       9730.50                     9915.82
  1994/04/30       9893.75                    10211.39
  1994/05/31      10368.25                    10682.77
  1994/06/30       9999.98                    10323.55
  1994/07/31      10694.03                    10859.65
  1994/08/31      11593.46                    11725.79
  1994/09/30      11388.08                    11498.70
  1994/10/31      11338.50                    11678.48
  1994/11/30      10495.73                    10647.22
  1994/12/31      10587.20                    10349.28
  1995/01/31       9359.49                     9285.90
  1995/02/28       9908.35                    10061.44
  1995/03/31      10081.67                    10055.03
  1995/04/30       9930.01                     9915.82
  1995/05/31      10753.30                    11031.18
  1995/06/30      10623.31                    10844.53
  1995/07/31      10616.08                    11062.77
  1995/08/31      10175.55                    10552.55
  1995/09/30      10298.32                    10678.41
  1995/10/31      10067.23                    10494.86
  1995/11/30       9857.79                    10256.64
  1995/12/31      10412.58                    10763.81
  1996/01/31      11231.96                    11600.38
  1996/02/29      11297.22                    11727.04
  1996/03/31      11442.24                    11812.98
  1996/04/30      11993.33                    12238.50
  1996/05/31      11971.57                    12101.06
  1996/06/30      12065.84                    11920.95
  1996/07/31      11231.96                    11040.62
  1996/08/31      11623.52                    11374.11
  1996/09/30      11797.55                    11569.53
  1996/10/31      11558.26                    11350.16
  1996/11/30      12319.62                    11886.31
  1996/12/31      12400.79                    11845.13
  1997/01/31      12572.30                    12089.96
  1997/02/28      12631.95                    12193.32
  1997/03/31      11975.75                    11504.47
  1997/04/30      11871.35                    11332.51
  1997/05/31      12572.30                    11845.20
  1997/06/30      13124.11                    12278.71
  1997/07/31      13347.81                    12381.42
  1997/08/31      11043.64                    10185.63
  1997/09/30      11051.09                    10140.04
  1997/10/31       8642.52                     7885.64
  1997/11/30       8314.42                     7344.92
  1997/12/31       8280.71                     7070.83
  1998/01/31       7934.40                     6459.50
  1998/02/28       9088.77                     7829.15
  1998/03/31       8973.34                     7713.90
  1998/04/30       8303.80                     7037.80
  1998/05/31       7218.69                     5963.78
  1998/06/30       6495.28                     5294.44
  1998/07/31       6426.02                     5160.11
  1998/08/31       5494.82                     4417.08
  1998/09/30       6164.36                     4855.04
  1998/10/31       7395.69                     5910.46
  1998/11/30       7911.31                     6387.55
  1998/12/31       8149.88                     6520.35
  1999/01/31       8011.36                     6416.52
  1999/02/28       7826.66                     6291.59
  1999/03/31       8649.34                     7045.69
  1999/04/30      10381.67                     8333.39
  1999/05/31      10309.33                     8153.23
  1999/06/30      11866.97                     9427.70
  1999/07/31      11528.35                     9220.01
  1999/08/31      11759.22                     9448.00
  1999/09/30      11089.69                     8786.85
  1999/10/31      11520.65                     9069.65
  1999/11/30      12728.90                     9931.87
  1999/12/31      14391.20                    10736.78
  2000/01/31      14152.63                    10684.68
  2000/02/29      14306.54                    10461.01
  2000/03/31      14345.02                    10707.33
  2000/04/28      12590.37                     9725.13
IMATRL PRASUN   SHR__CHT 20000430 20000522 130501 R00000000000077

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Class C on March 25, 1994, when the Closed-End Fund started. As the chart shows, by April 30, 2000, the value of the investment, would have grown to $12,590 - a 25.90% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Asia Free ex Japan Index did over the same period. With dividends reinvested, the same $10,000 would have been $9,725 - a 2.75% decrease.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Emerging Asian equity markets,
historically among the most
turbulent investment regions in the
world, proved to be one of the most
profitable choices for the
six-month period ending April 30,
2000. During this time, the Morgan
Stanley Capital International All
Country Asia Free ex-Japan Index
- a market
capitalization-weighted index of
over 500 stocks traded in 11 Asian
markets, excluding Japan -
returned 7.23%. At the period's
outset, many of these countries
shared an almost ideal investment
environment, characterized by
recovering economies, falling
interest rates and promises of
corporate restructuring. And, like
the more developed markets
around the world, Asian emerging
markets benefited from a seemingly
unquenchable desire for all things
technology and wireless. However,
just as they shared in the run-up of
these sectors, so too did Asian
markets tumble when tech and
telecom stocks corrected late in the
period. Turning to individual
contributors, Korea and Hong Kong
were two of the strongest
performers, as their economies were
among the fastest growers around
the world. Thailand surged early in
the period thanks to a flood of
exports to the U.S. and Europe, but
later fell on concerns about the
commitment of its corporate
restructuring plans. Taiwan, India
and Singapore all benefited from
their well-developed technology
industries. However, all also
struggled in March and April
thanks to volatile new economy
stocks and heightened inflation
fears in the U.S.

(photograph of Yosawadee Polcharoen)

NOTE TO SHAREHOLDERS: Yosawadee Polcharoen became Portfolio Manager of Fidelity Advisor Emerging Asia Fund on December 29, 1999.

Q. YOSAWADEE, HOW DID THE FUND PERFORM?

A. During the six months that ended April 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned 9.73%, 9.59%, 9.21% and 9.29%, respectively. This compares to the 7.23% return of the Morgan Stanley Capital International (MSCI) All Country Asia Free ex-Japan Index. Meanwhile, the Pacific region ex Japan funds average tracked by Lipper Inc. returned 13.76%. On a 12 month basis, the fund's Class A, Class T, Class B and Class C shares returned 22.09%, 21.94%, 21.28% and 21.28%, respectively, while the MSCI index and Lipper average had respective returns of 16.70% and 27.50%.

Q. WHAT HELPED THE FUND PERFORM BETTER THAN ITS BENCHMARK INDEX?

A. The fund's performance benefited from its relatively large holdings in the technology and telecommunications sectors, which performed strongly during the past six months. The technology sector benefited from stronger-than-expected global demand for personal computers, as well as the continuing trend toward outsourcing from companies in the U.S., Japan and Europe. Some stocks that performed well included Taiwan Semiconductor, United Microelectronics of Taiwan, and Infosys Technologies of India. The telecommunications sector also was a strong performer during the past six months. This was especially true among mobile phone operators, which experienced strong subscriber growth as a result of domestic economic recovery, lower handset prices and increased data traffic. Some of the fund's contributors in this area included SK Telecom in South Korea and China Telecom in Hong Kong.

Q. WHY DID THE FUND UNDERPERFORM ITS PEERS?

A. In general, the fund's competitors held a greater proportion of technology stocks than the fund, and technology was one of the primary market drivers of the past six months. The fund was a bit more diversified on average, thereby reducing its risk exposure.

Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?

A. Not owning enough of Hutchison Whampoa and Cheung Kong Holdings - Hutchison Whampoa's parent company - in Hong Kong hurt the fund's performance. These companies performed strongly following Hutchison's unexpected sale of its Orange telecommunications business to Mannesmann, which was in turn sold to Vodafone AirTouch. The fund's performance also was hurt by its relatively small position in Wipro Ltd. of India. This software company, which is the largest Indian company in the benchmark index, performed strongly as it continued to benefit from the outsourcing trend in the U.S.

Q. WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO OVER THE PAST FOUR
MONTHS?

A. I further increased the fund's exposure to telecommunications companies, including SK Telecom in South Korea and China Telecom. Exposure to electronics companies in Taiwan also was increased, as the cyclical upturn in the sector is expected to continue. In turn, I reduced the fund's exposure to non-telecommunications utilities across the region, as the sector offers little growth prospects. I also reduced the fund's exposure to Singapore, as valuations were generally unattractive, especially among banks. Finally, the fund continued to hold a relatively large exposure to selected cyclical stocks, particularly among the steel and petrochemical sectors in South Korea, Taiwan and India. These stocks could benefit from rising commodity prices and increased demand.

Q. WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A. Over the short term, the market is likely to be vulnerable to U.S. interest-rate rises and market movements. As such, the market is likely to remain volatile. However, over the longer term, I believe that the market should benefit from a strong recovery in domestic markets, which is resulting in a significant growth in corporate profits. Moreover, the declining level of problem loans in most countries is expected to help restore health to the financial systems in the region.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to achieve long-term
capital appreciation through
investments in equity and
debt securities of Asian
emerging-market issuers

START DATE: March 25, 1994

SIZE: as of April 30, 2000,
more than $77 million

MANAGER: Yosawadee
Polcharoen, since December
1999; joined Fidelity in
1992

YOSAWADEE POLCHAROEN
ON HER INVESTMENT STYLE:

"I characterize myself as an
aggressive manager, in that I am
willing to have a relatively large
exposure to stocks or sectors I
feel strongly about. Conversely,
I'll hold a very small position in a
stock, even if it's a large
component of the benchmark
index, if I'm unexcited about the
company's growth prospects.

"As a growth investor, I look for
companies with earnings that far
exceed what's reflected by their
share prices. When valuing a com-
pany, I look at measures such as
cash flow, book value and
replacement value. Some
companies may not be attractive on
this criteria, but could still be in
the portfolio because of their
franchise value or monopoly
position, which should help them
emerge stronger over time. I'll sell
a stock when I believe its price has
outpaced the company's earning
potential.

"I generally focus on large- and
medium-sized companies, with a
limited exposure to smaller
companies. Large and medium
companies usually have longer
track records, while smaller
companies in the region are
generally illiquid and have high
business risks, therefore making
them less attractive.

"Country allocation is derived by
bottom-up investment research.
As I find more attractive holdings
in a particular country, the fund's
investments there will grow. As a
result, changes in asset allocation
are not sudden but more gradual.
Rather than use macroeconomic
data, I rely on company visits to
develop a view on the prospects of
the various economies across the
region."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF APRIL
30, 2000

                                % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                         MONTHS AGO

Hutchison Whampoa Ltd.           7.5                      4.9

Samsung Electronics Co. Ltd.     6.3                      4.1

China Telecom (Hong Kong) Ltd.   4.4                      0.6

Taiwan Semiconductor             4.1                      2.3
Manufacturing Co. Ltd.

United Microelectronics Corp.    2.8                      1.2

Cheung Kong Holdings Ltd.        2.8                      2.5

Cable & Wireless Hkt Ltd.        2.1                      3.1

Infosys Technologies Ltd.        2.0                      1.0

SK Telecom Co. Ltd.              1.9                      0.4

DBS Group Holdings Ltd.          1.8                      1.6

                                 35.7                     21.7

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                                % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                         MONTHS AGO

Technology                       31.6                     18.6

Utilities                        18.2                     14.0

Finance                          13.8                     19.0

Industrial Machinery &           9.7                      6.1
Equipment

Construction & Real Estate       5.4                      10.4



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000                                          AS OF OCTOBER 31, 1999

Stocks                           95.7%                        Stocks                            94.7%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                  4.3%                        Net Other Assets                   5.3%

Row: 1, Col: 1, Value: 95.7                                   Row: 1, Col: 1, Value: 94.7
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.3                                    Row: 1, Col: 8, Value: 5.3







INVESTMENTS APRIL 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 95.4%

                                 SHARES                    VALUE (NOTE 1)

HONG KONG - 27.1%

Asia Satellite                    48,000                   $ 150,056
Telecommunications Holdings
Ltd.

Bank of East Asia Ltd.            188,000                   406,697

Cable & Wireless Hkt Ltd.         699,753                   1,618,178

Cathay Pacific Airways Ltd.       592,000                   1,067,851

Cheung Kong Holdings Ltd.         182,000                   2,173,037

China Telecom Ltd. (a)            470,000                   3,447,156

Citic Pacific Ltd.                213,000                   976,249

Dah Sing Financial Holdings       54,395                    212,996
Ltd.

Dao Heng Bank Group Ltd.          57,000                    263,445

Giordano International Ltd.       220,000                   360,119

Hang Seng Bank Ltd.               72,000                    663,235

Hutchison Whampoa Ltd.            400,000                   5,828,653

i-CABLE Communications Ltd.       385,800                   169,643

Johnson Electric Holdings         25,000                    201,403
Ltd.

Legend Holdings Ltd.              302,000                   350,888

Li & Fung Ltd.                    200,000                   772,875

Pacific Century CyberWorks        180,000                   335,084
Ltd.

Smartone Telecommunications       166,000                   520,009
Holdings Ltd.

Sun Hung Kai Properties Ltd.      137,547                   1,090,438

SUNDAY Communications Ltd.        42,000                    8,951

Sunevision Holdings Ltd.          11,996                    15,632

Television Broadcasts Ltd.        56,000                    382,843

                                                            21,015,438

INDIA - 11.0%

Dr. Reddy's Laboratories Ltd.     12,700                    375,326

Global Tele-Systems.com Ltd.      5,900                     160,848

Gujarat Ambuja Cement Ltd.        26,000                    119,070

HCL Technologies Ltd. (a)         9,800                     350,241

Hindalco Industries Ltd.          9,800                     158,282

Hindustan Lever Ltd.              11,305                    620,260

Housing Development Finance       38,980                    422,306
Corp. Ltd.

Hughes Software Systems Ltd.      3,400                     229,938

ICICI Bank Ltd. sponsored ADR     22,200                    382,950

ICICI Ltd. sponsored ADR          11,400                    289,275

Infosys Technologies Ltd.         8,200                     1,521,649

ITC Ltd.                          20,200                    263,780

Mahanagar Telephone Nigam         23,900                    123,223
Ltd.

Pentamedia Graphics Ltd.          5,635                     82,040

Pentamedia Graphics Ltd. New      21,565                    313,965

Reliance Industries Ltd.          73,200                    581,743

Satyam Infoway Ltd. sponsored     9,400                     364,250
ADR

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

INDIA - CONTINUED

Sri Adhikari Brothers             4,400                    $ 48,229
Television Network Ltd.

SSI Ltd. sponsored GDR (a)        8,500                     74,375

State Bank of India               47,355                    223,594

Videsh Sanchar Nigam Ltd.         8,500                     258,992

VisualSoft Technologies Ltd.      2,000                     314,330

Wipro Ltd.                        12,000                    915,643

Zee Telefilms Ltd.                21,700                    352,967

                                                            8,547,276

INDONESIA - 1.1%

Astra International PT (a)        464,500                   187,558

Gudang Garam PT Perusahaan        94,000                    148,265

PT Indosat (Persero) Tbk          76,000                    100,454

PT Telkomunikasi Indonesia (a)    554,000                   241,174

Sampoerna, Hanjaya Mandala (a)    96,000                    139,003

                                                            816,454

KOREA (SOUTH) - 14.3%

Dacom Corp.                       1,270                     184,249

Daou Technology, Inc.             6,800                     98,040

Housing & Commercial Bank         19,150                    327,867

Humax Co. Ltd. (a)                10,800                    173,715

Hyundai Electronics               18,222                    288,991
Industries Co. Ltd. (a)

Kookmin Bank                      30,070                    325,154

Korea Electric Power Corp.        46,330                    1,356,815

Korea Telecom                     9,700                     662,546

Korea Thrunet Co. Ltd. Class A    3,600                     93,150

Korealink Co. Ltd. (a)            1,900                     104,438

Medidas Co. Ltd.                  6,379                     93,695

Pohang Iron & Steel Co. Ltd.      4,480                     356,831

Samsung Electro-Mechanics Co.     7,300                     496,643

Samsung Electronics Co. Ltd.      18,187                    4,916,514

Samsung Securities Co. Ltd.       11,762                    198,197

SK Telecom Co. Ltd.               5,410                     1,438,117

                                                            11,114,962

MALAYSIA - 7.9%

AMMB Holdings BHD                 59,000                    223,579

Berjaya Sports Toto BHD           104,000                   217,579

British American Tobacco BHD      18,000                    139,737

Commerce Asset Holding BHD        194,000                   546,263

Edaran Otomobil Nasional BHD      38,000                    134,000
(EON)

Malakoff BHD                      56,000                    144,421

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

MALAYSIA - CONTINUED

Malayan Banking BHD               170,000                  $ 706,842

Malaysian Resources Corp. BHD     175,000                   162,105
(a)

New Straits Times Press BHD       64,000                    213,895

Public Bank BHD (For. Reg.)       286,000                   398,895

Star Publications BHD             61,000                    221,526

TA Enterprise BHD                 640,000                   261,053

Tanjong PLC                       56,000                    154,737

Technology Resources              550,000                   703,421
Industries BHD

Telekom Malaysia BHD              204,000                   708,632

Tenaga Nasional BHD               262,000                   868,737

United Engineers BHD (a)          113,000                   291,421

                                                            6,096,843

PHILIPPINES - 1.1%

ABS CBN Broadcasting Corp.        247,000                   293,157
unit

Bank of the Phillipene Island     64,000                    143,393
(BPI)

Manila Electric Co. Class B       90,120                    161,533

Philippine Long Distance          10,000                    179,242
Telephone

San Miguel Corp. Class B          92,100                    116,003

                                                            893,328

SINGAPORE - 10.1%

Chartered Semiconduct             60,000                    516,847
Manufacturing Ltd.

City Developments Ltd.            86,000                    390,565

Creative Technology Ltd.          18,000                    437,738

Datacraft Asia Ltd.               47,000                    352,500

DBS Group Holdings Ltd.           99,463                    1,369,693

Natsteel Electronics Ltd.         62,000                    356,050

Natsteel Ltd.                     101,000                   247,395

Oversea-Chinese Banking Corp.     121,604                   833,734
Ltd.

Singapore Airlines Ltd.           87,000                    902,373

Singapore Press Holdings Ltd.     55,298                    1,082,305

Singapore Telecommunications      452,000                   651,579
Ltd.

United Overseas Bank Ltd.         77,470                    540,224

Venture Manufacturing             12,000                    140,639
Singapore Ltd.

                                                            7,821,642

TAIWAN - 19.2%

Acer Peripherals, Inc.            97,222                    401,980

Acer Sertek, Inc.                 42,000                    230,626

Acer, Inc. (a)                    313,000                   654,748

Advanced Semiconductor            182,000                   582,971
Engineering, Inc. (a)

Advantech Co. Ltd.                40,000                    324,236

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TAIWAN - CONTINUED

Asustek Computer, Inc.            72,422                   $ 802,453

Bank Sinopac                      337,193                   187,360

Cathay Life Insurance Co.         62,869                    152,061
Ltd.

Compal Electronics, Inc.          73,587                    188,808

D-Link Corp.                      69,000                    202,974

Far Eastern Silo & Shipping       249,000                   149,750
Co. (a)

Far Eastern Textile Ltd.          347,470                   533,783

Formosa Plastic                   204,000                   423,403

GigaMedia Ltd.                    6,650                     159,600

Hon Hai Precision Industries      14,600                    401,500
Co. Ltd. GDR (a)(c)

Macronix International Co.        174,000                   526,066
Ltd. (a)

Microelectronics Technology,      114,000                   530,969
Inc. (a)

Nan Ya Plastics Corp.             319,300                   683,581

Pacific Electric Wire & Cable     248,000                   244,798
(a)

Phoenixtec Power Co. Ltd.         84,887                    202,541

Polaris Securities Co. Ltd.       353,000                   424,592

Siliconware Precision             84,348                    191,606
Industries Co. Ltd.

Taishin International Bank        351,448                   182,645

Taiwan Cement Corp.               167,000                   134,277

Taiwan Semiconductor              488,980                   3,148,523
Manufacturing Co. Ltd. (a)

United Microelectronics Corp.     651,000                   2,202,272

Via Technologies, Inc. (a)        20,000                    333,388

Winbond Electronics Corp.         22,000                    685,300
sponsored GDR (a)(c)

                                                            14,886,811

THAILAND - 2.8%

Advanced Info Service PCL         32,400                    379,425
(For. Reg.) (a)

Bangkok Bank Ltd. PCL (For.       109,500                   185,447
Reg.) (a)

Shin Corporations PCL (For.       49,000                    285,624
Reg.) (a)

Siam Cement PCL (For.Reg.) (a)    7,100                     164,054

TelecomAsia Corp. PCL (a)         604,400                   809,358

TelecomAsia Corp. PCL rights      190,863                   138,699
4/30/08 (a)

Thai Farmers Bank PCL (For.       142,000                   149,140
Reg.) (a)

Thai Petrochemical Industry       408,200                   99,679
PCL (a)

                                                            2,211,426

UNITED KINGDOM - 0.6%

HSBC Holdings PLC (Hong Kong)     38,585                    441,316
(Reg.)

UNITED STATES OF AMERICA - 0.2%

UTStarcom, Inc.                   3,400                     161,500

TOTAL COMMON STOCKS                                         74,006,996
(Cost $58,667,571)

PREFERRED STOCKS - 0.3%

                                 SHARES                    VALUE (NOTE 1)

CONVERTIBLE PREFERRED STOCKS
- 0.2%

THAILAND - 0.2%

Siam Commercial Bank PLC 5.25%    238,100                  $ 190,680

NONCONVERTIBLE PREFERRED
STOCKS - 0.1%

TAIWAN - 0.1%

Taishin International Bank        150,628                   48,248

TOTAL PREFERRED STOCKS                                      238,928
(Cost $237,449)

CASH EQUIVALENTS - 4.3%



Taxable Central Cash Fund,        3,338,539                 3,338,539
5.77% (b) (Cost $3,338,539)

TOTAL INVESTMENT PORTFOLIO -                                77,584,463
100.0%
(Cost $62,243,559)

NET OTHER ASSETS - 0.0%                                     (5,561)

NET ASSETS - 100%                                         $ 77,578,902

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,086,800 or 1.4% of net assets.

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $62,497,003. Net unrealized appreciation aggregated $15,087,460, of which $21,884,551 related to appreciated investment securities and $6,797,091 related to depreciated investment securities.

At April 30, 2000, the fund had a capital loss carryforward of approximately $9,407,000 all of which will expire on October 31, 2006.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                           APRIL 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at             $ 77,584,463
value (cost $62,243,559) -
See accompanying schedule

Foreign currency held at                  1,500,783
value (cost $1,501,759)

Receivable for fund shares                195,243
sold

Dividends receivable                      91,017

Interest receivable                       9,576

 TOTAL ASSETS                             79,381,082

LIABILITIES

Payable to custodian bank      $ 12,266

Payable for investments         732,991
purchased

Payable for fund shares         331,261
redeemed

Accrued management fee          43,865

Distribution fees payable       22,199

Other payables and accrued      659,598
expenses

 TOTAL LIABILITIES                        1,802,180

NET ASSETS                               $ 77,578,902

Net Assets consist of:

Paid in capital                          $ 65,143,196

Accumulated net investment                (373,301)
loss

Accumulated undistributed net             (2,530,813)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               15,339,820
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                               $ 77,578,902

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                APRIL 30, 2000 (UNAUDITED)

CALCULATION OF MAXIMUM              $16.47
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($51,685,679 (divided by)
3,139,104 shares)

Maximum offering price per          $17.47
share (100/94.25 of $16.47)

CLASS T: NET ASSET VALUE and        $16.45
redemption price per share
($10,643,641 (divided by)
647,220 shares)

Maximum offering price per          $17.05
share (100/96.50 of $16.45)

CLASS B:  NET ASSET VALUE and       $16.36
offering price per share
($4,770,092 (divided by)
291,502 shares)  A

CLASS C: NET ASSET VALUE and        $16.36
offering price per share
($3,033,014 (divided by)
185,405 shares)  A

INSTITUTIONAL CLASS: NET            $16.51
ASSET VALUE, offering price
and redemption price   per
share ($7,446,476 (divided
by) 450,940 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS

                              SIX MONTHS ENDED APRIL 30,
                                        2000 (UNAUDITED)

INVESTMENT INCOME                              $ 412,084
Dividends

Interest                                        72,954

                                                485,038

Less foreign taxes withheld                     (38,949)

 TOTAL INCOME                                   446,089

EXPENSES

Management fee                   $ 279,695

Transfer agent fees               89,332

Distribution fees                 123,058

Accounting fees and expenses      30,042

Non-interested trustees'          18,116
compensation

Custodian fees and expenses       152,908

Registration fees                 38,335

Audit                             46,466

Interest                          12,899

 Total expenses before            790,851
reductions

 Expense reductions               (12,151)      778,700

NET INVESTMENT INCOME (LOSS)                    (332,611)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities (net       8,151,458
of foreign taxes of $970,986)

 Foreign currency transactions    86,129        8,237,587

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (2,362,011)

 Assets and liabilities in        (47,489)      (2,409,500)
foreign currencies

NET GAIN (LOSS)                                 5,828,087

NET INCREASE (DECREASE) IN                     $ 5,495,476
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                              SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1999
                              2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment     $ (332,611)                 $ (167,945)
income (loss)

 Net realized gain (loss)      8,237,587                   5,313,599

 Change in net unrealized      (2,409,500)                 31,215,024
appreciation (depreciation)

 NET INCREASE (DECREASE) IN    5,495,476                   36,360,678
NET ASSETS RESULTING  FROM
OPERATIONS

Share transactions - net       (13,575,898)                (17,308,082)
increase (decrease)

Redemption fees                -                           856,162

  TOTAL INCREASE (DECREASE)    (8,080,422)                 19,908,758
IN NET ASSETS

NET ASSETS

 Beginning of period           85,659,324                  65,750,566

 End of period (including     $ 77,578,902                $ 85,659,324
accumulated net investment
loss of $373,301 and
$40,690, respectively)



FINANCIAL HIGHLIGHTS - CLASS A
                                 SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31, 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                      1999 I                   1998       1997       1996

Net asset value, beginning of    $ 15.01                          $ 9.61                   $ 11.59    $ 15.94    $ 13.94
period

Income from Investment
Operations

Net investment income (loss) D    (.07)                            (.03)                    .03        .01        .01

Net realized and unrealized       1.53                             5.30                     (1.73)     (3.94)     2.05
gain (loss)

Total from investment             1.46                             5.27                     (1.70)     (3.93)     2.06
operations

Less Distributions

From net investment income        -                                -                        (.07)      (.01)      (.01)

In excess of net investment       -                                -                        (.03)      -          (.05)
income

From net realized gain            -                                -                        (.13)      (.41)      -

In excess of net realized gain    -                                -                        (.06)      -          -

Total distributions               -                                -                        (.29)      (.42)      (.06)

Redemption fees added to paid     -                                .13                      .01 H      - G        -
in capital

Net asset value, end of period   $ 16.47                          $ 15.01                  $ 9.61     $ 11.59    $ 15.94

TOTAL RETURN B, C                 9.73%                            56.19%                   (14.43)%   (25.23)%   14.81%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 51,686                         $ 82,492                 $ 65,751   $ 88,102   $ 134,614
(000 omitted)

Ratio of expenses to average      1.99% A                          2.04%  E                 2.57%      1.72%      1.63%
net assets

Ratio of expenses to average      1.98% A, F                       2.03%  F                 2.54%  F   1.71%  F   1.63%
net assets after  expense
reductions

Ratio of net investment           (.80)% A                         (.22)%                   .30%       .03%       .09%
income (loss) to average net
assets

Portfolio turnover rate           120% A                           62%                      42%        55%        63%




FINANCIAL HIGHLIGHTS - CLASS A
                                 YEARS ENDED OCTOBER 31, 1999

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 16.01
period

Income from Investment
Operations

Net investment income (loss) D    .01

Net realized and unrealized       (1.83)
gain (loss)

Total from investment             (1.82)
operations

Less Distributions

From net investment income        (.04)

In excess of net investment       (.09)
income

From net realized gain            (.10)

In excess of net realized gain    (.02)

Total distributions               (.25)

Redemption fees added to paid     -
in capital

Net asset value, end of period   $ 13.94

TOTAL RETURN B, C                 (11.21)% J

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 117,754
(000 omitted)

Ratio of expenses to average      1.68%
net assets

Ratio of expenses to average      1.68%
net assets after  expense
reductions

Ratio of net investment           .08%
income (loss) to average net
assets

Portfolio turnover rate           69%


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIOD.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES.
G THE FUND INCURRED EXPENSES OF $.01 PER SHARE IN
CONNECTION WITH ITS TENDER OFFER WHICH WERE OFFSET BY
REDEMPTION FEES COLLECTED AS PART OF THE TENDER OFFER.
H THE FUND INCURRED EXPENSES OF $.005 PER SHARE IN
CONNECTION WITH ITS TENDER OFFER WHICH WERE OFFSET BY
REDEMPTION FEES COLLECTED AS PART OF THE TENDER OFFER.
I PRIOR TO JUNE 16, 1999, THE FUND OPERATED AS A
CLOSED-END MANAGEMENT COMPANY. SHARES OF THE FUND
EXISTING AT THE TIME OF ITS CONVERSION TO AN OPEN-ENDED
MANAGEMENT INVESTMENT COMPANY WERE EXCHANGED FOR
CLASS A SHARES.
J THE TOTAL RETURNS INCLUDE THE EFFECT OF A CORRECTION
TO DIVIDEND REINVESTMENT METHODOLOGY.


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

FINANCIAL HIGHLIGHTS - CLASS T

                                 SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1999 E
                                 2000 (UNAUDITED)

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 15.01                     $ 14.44
period

Income from Investment
Operations

Net investment income (loss) D    (.10)                       .13

Net realized and unrealized       1.54                        .44
gain (loss)

Total from investment             1.44                        .57
operations

Net asset value, end of period   $ 16.45                     $ 15.01

TOTAL RETURN B, C                 9.59%                       3.95%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 10,644                    $ 1,405
(000 omitted)

Ratio of expenses to average      2.29% A, F                  2.25% A, F
net assets

Ratio of expenses to average      2.27% A, G                  2.25% A
net assets after expense
reductions

Ratio of net investment           (1.10)% A                   2.34% A
income (loss) to average net
assets

Portfolio turnover rate           120% A                      62%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JUNE 16, 1999 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

                                 SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1999 E
                                 2000 (UNAUDITED)

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.98                     $ 14.44
period

Income from Investment
Operations

Net investment income (loss) D    (.14)                       .08

Net realized and unrealized       1.52                        .46
gain (loss)

Total from investment             1.38                        .54
operations

Net asset value, end of period   $ 16.36                     $ 14.98

TOTAL RETURN B, C                 9.21%                       3.74%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,770                     $ 977
(000 omitted)

Ratio of expenses to average      2.79% A, F                  2.75% A, F
net assets

Ratio of expenses to average      2.77% A, G                  2.75% A
net assets after expense
reductions

Ratio of net investment           (1.60)% A                   1.38% A
income (loss) to average net
assets

Portfolio turnover rate           120% A                      62%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JUNE 16, 1999 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

                                 SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1999 E
                                 2000 (UNAUDITED)

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.97                     $ 14.44
period

Income from Investment
Operations

Net investment income (loss) D    (.14)                       .04

Net realized and unrealized       1.53                        .49
gain (loss)

Total from investment             1.39                        .53
operations

Net asset value, end of period   $ 16.36                     $ 14.97

TOTAL RETURN B, C                 9.29%                       3.67%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,033                     $ 614
(000 omitted)

Ratio of expenses to average      2.79% A, F                  2.75% A, F
net assets

Ratio of expenses to average      2.77% A, G                  2.75% A
net assets after  expense
reductions

Ratio of net investment           (1.60)% A                   .75% A
income (loss) to average net
assets

Portfolio turnover rate           120% A                      62%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JUNE 16, 1999 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1999 E
                                 2000 (UNAUDITED)

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 15.03                     $ 14.44
period

Income from Investment
Operations

Net investment income (loss) D    (.05)                       .05

Net realized and unrealized       1.53                        .54
gain (loss)

Total from investment             1.48                        .59
operations

Net asset value, end of period   $ 16.51                     $ 15.03

TOTAL RETURN B, C                 9.85%                       4.09%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,446                     $ 172
(000 omitted)

Ratio of expenses to average      1.76% A                     1.75% A, G
net assets

Ratio of expenses to average      1.72% A, F                  1.75% A
net assets after  expense
reductions

Ratio of net investment           (.54)% A                    .90% A
income (loss) to average net
assets

Portfolio turnover rate           120% A                      62%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JUNE 16, 1999 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1999.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Emerging Asia Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

2. OPERATING POLICIES - CONTINUED

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $44,109,469 and $56,813,068, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .74% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 76,906     $ 16,225

CLASS T    16,183       -

CLASS B    18,422       13,879

CLASS C    11,547       8,200

          $ 123,058    $ 38,304

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 34,336     $ 18,841

CLASS T    18,797       5,336

CLASS B    24,443       24,443*

CLASS C    3,414        3,414*

          $ 80,990     $ 52,034

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT    % OF AVERAGE NET ASSETS

CLASS A                $ 64,926  .21 *

CLASS T                 10,900   .34 *

CLASS B                 6,575    .36 *

CLASS C                 3,198    .28 *

INSTITUTIONAL CLASS     3,733    .24 *

                       $ 89,332

 * ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. INTERFUND LENDING PROGRAM.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $8,702,600. The weighted average interest rate was 5.34%. At period end there were no interfund loans outstanding.

6. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

          FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS T   2.25%                     2,798

CLASS B   2.75%                     2,179

CLASS C   2.75%                     438

                                   $ 5,415

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $5,335 under this arrangement.

In addition, through an arrangement with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, each applicable class' expenses were reduced as follows under the transfer agent arrangements:

                      TRANSFER AGENT CREDITS

CLASS A               $ 914

INSTITUTIONAL CLASS    487

                      $ 1,401

7. BENEFICIAL INTEREST.

At the end of the period, one shareholder was record owner of approximately 15% of the total outstanding shares of the fund.

8. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                              SHARES                                              DOLLARS

                              SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31,  SIX MONTHS ENDED APRIL 30,

                              2000                        1999                    2000



CLASS A Shares sold                                        88,023                 $ 9,904,888
                               571,792

Shares redeemed                (2,927,048)                 (1,435,809)             (48,737,358)

Net increase (decrease)        (2,355,256)                 (1,347,786)            $ (38,832,470)

CLASS T  A Shares sold         721,227                     173,217                $ 13,196,662

Shares redeemed                (167,647)                   (79,577)                (2,938,716)

Net increase (decrease)        553,580                     93,640                 $ 10,257,946

CLASS B A Shares sold          306,497                     82,132                 $ 5,570,190

Shares redeemed                (80,199)                    (16,928)                (1,498,184)

Net increase (decrease)        226,298                     65,204                 $ 4,072,006

CLASS C A Shares sold          176,818                     44,256                 $ 3,202,274

Shares redeemed                (32,425)                    (3,244)                 (600,587)

Net increase (decrease)        144,393                     41,012                 $ 2,601,687

INSTITUTIONAL CLASS A Shares   477,938                     11,433                 $ 9,009,126
sold

Shares redeemed                (38,431)                    -                       (684,193)

Net increase (decrease)        439,507                     11,433                 $ 8,324,933



                              DOLLARS

                              YEAR ENDED OCTOBER 31,

                              1999



CLASS A Shares sold           $ 1,327,477


Shares redeemed                (21,783,079)

Net increase (decrease)       $ (20,455,602)

CLASS T  A Shares sold        $ 2,566,076

Shares redeemed                (1,175,670)

Net increase (decrease)       $ 1,390,406

CLASS B A Shares sold         $ 1,228,722

Shares redeemed                (254,139)

Net increase (decrease)       $ 974,583

CLASS C A Shares sold         $ 662,150

Shares redeemed                (46,879)

Net increase (decrease)       $ 615,271

INSTITUTIONAL CLASS A Shares  $ 167,260
sold

Shares redeemed                -

Net increase (decrease)       $ 167,260


A FOR THE YEAR ENDED OCTOBER 31, 1999, AMOUNTS SHOWN ARE FOR THE
PERIOD JUNE 16, 1999 TO OCTOBER 31, 1999.


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Investments Japan Ltd.
Fidelity International
Investment Advisors
Fidelity International
Investment Advisors
(U.K.) Limited
Fidelity Management & Research
(Far East) Inc.
Fidelity Management & Research
(U.K.) Inc.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert H. Auld, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
Gregory T. Merz, Assistant Secretary
John H. Costello, Assistant Treasurer

* INDEPENDENT TRUSTEES

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson

GENERAL DISTRIBUTOR
Fidelity Distributors Corp.
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications
& Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

AEA-SANN-0600  104144
1.703637.102

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUND
Fidelity Advisor Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(2_FIDELITY_LOGOS)(registered trademark)

FIDELITY(REGISTERED TRADEMARK) ADVISOR
EUROPE CAPITAL APPRECIATION
FUND - CLASS A, CLASS T, CLASS B
AND CLASS C

SEMIANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             12  The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    15  A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           16  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  21  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 30  Notes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE



(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(Registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR EUROPE CAPITAL APPRECIATION FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV EUROPE CAP APP -  12.61%         16.01%       18.91%
CL A

FIDELITY ADV EUROPE CAP APP -  6.13%          9.34%        12.07%
CL A   (INCL. 5.75% SALES
CHARGE)

MSCI Europe                    8.43%          10.23%       15.80%

European Region Funds Average  21.51%         25.29%       n/a

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital International Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of April 30, 2000, the index included over 500 equity securities of countries domiciled in 15 European countries. To measure how Class A's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 161 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV EUROPE CAP APP -    16.01%       13.48%
CL A

FIDELITY ADV EUROPE CAP APP -    9.34%        8.68%
CL A   (INCL. 5.75% SALES
CHARGE)

MSCI Europe                      10.23%       11.30%

European Region Funds Average    25.29%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Europe Cap App -CL A     MS Europe (Net MA tax)
             00736                       MS002
  1998/12/17       9425.00                    10000.00
  1998/12/31       9736.03                    10412.53
  1999/01/31       9811.43                    10347.66
  1999/02/28       9359.03                    10087.21
  1999/03/31       9377.88                    10199.58
  1999/04/30       9660.63                    10505.36
  1999/05/31       9264.78                    10002.68
  1999/06/30       9509.83                    10173.42
  1999/07/31       9660.63                    10269.87
  1999/08/31       9707.75                    10376.27
  1999/09/30       9585.23                    10298.34
  1999/10/31       9952.80                    10679.38
  1999/11/30      10376.93                    10969.43
  1999/12/31      11774.40                    12095.66
  2000/01/31      11141.27                    11236.15
  2000/02/29      12142.94                    11824.36
  2000/03/31      11963.40                    12112.28
  2000/04/28      11207.41                    11579.83
IMATRL PRASUN   SHR__CHT 20000430 20000522 095222 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Europe Capital Appreciation Fund - Class A on December 17, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by April 30, 2000, the value of the investment would have grown to $11,207 - a 12.07% increase on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,580 - a 15.80% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR EUROPE CAPITAL APPRECIATION FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV EUROPE CAP APP -  12.53%         15.83%       18.61%
CL T

FIDELITY ADV EUROPE CAP APP -  8.59%          11.77%       14.46%
CL T   (INCL. 3.50% SALES
CHARGE)

MSCI Europe                    8.43%          10.23%       15.80%

European Region Funds Average  21.51%         25.29%       n/a

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of April 30, 2000, the index included over 500 equity securities of countries domiciled in 15 European countries. To measure how Class T's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 161 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV EUROPE CAP APP -    15.83%       13.27%
CL T

FIDELITY ADV EUROPE CAP APP -    11.77%       10.36%
CL T   (INCL. 3.50% SALES
CHARGE)

MSCI Europe                      10.23%       11.30%

European Region Funds Average    25.29%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Europe Cap App -CL T     MS Europe (Net MA tax)
             00740                       MS002
  1998/12/17       9650.00                    10000.00
  1998/12/31       9968.45                    10412.53
  1999/01/31      10045.65                    10347.66
  1999/02/28       9582.45                    10087.21
  1999/03/31       9592.10                    10199.58
  1999/04/30       9881.60                    10505.36
  1999/05/31       9485.95                    10002.68
  1999/06/30       9727.20                    10173.42
  1999/07/31       9881.60                    10269.87
  1999/08/31       9929.85                    10376.27
  1999/09/30       9804.40                    10298.34
  1999/10/31      10171.10                    10679.38
  1999/11/30      10595.70                    10969.43
  1999/12/31      12025.66                    12095.66
  2000/01/31      11387.64                    11236.15
  2000/02/29      12412.34                    11824.36
  2000/03/31      12219.00                    12112.28
  2000/04/28      11445.64                    11579.83
IMATRL PRASUN   SHR__CHT 20000430 20000522 100121 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Europe Capital Appreciation Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by April 30, 2000, the value of the investment would have grown to $11,446 - a 14.46% increase on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,580 - a 15.80% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR EUROPE CAPITAL APPRECIATION FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 5%, 5%, and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV EUROPE CAP APP -  12.21%         15.18%       17.60%
CL B

FIDELITY ADV EUROPE CAP APP -  7.21%          10.18%       13.60%
CL B   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI Europe                    8.43%          10.23%       15.80%

European Region Funds Average  21.51%         25.29%       n/a

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of April 30, 2000, the index included over 500 equity securities of countries domiciled in 15 European countries. To measure how Class B's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 161 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV EUROPE CAP APP -    15.18%       12.56%
CL B

FIDELITY ADV EUROPE CAP APP -    10.18%       9.75%
CL B   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI Europe                      10.23%       11.30%

European Region Funds Average    25.29%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Europe Cap App -CL B     MS Europe (Net MA tax)
             00737                       MS002
  1998/12/17      10000.00                    10000.00
  1998/12/31      10330.00                    10412.53
  1999/01/31      10390.00                    10347.66
  1999/02/28       9910.00                    10087.21
  1999/03/31       9920.00                    10199.58
  1999/04/30      10210.00                    10505.36
  1999/05/31       9800.00                    10002.68
  1999/06/30      10050.00                    10173.42
  1999/07/31      10200.00                    10269.87
  1999/08/31      10240.00                    10376.27
  1999/09/30      10110.00                    10298.34
  1999/10/31      10480.00                    10679.38
  1999/11/30      10920.00                    10969.43
  1999/12/31      12380.00                    12095.66
  2000/01/31      11720.00                    11236.15
  2000/02/29      12760.00                    11824.36
  2000/03/31      12560.00                    12112.28
  2000/04/28      11360.00                    11579.83
IMATRL PRASUN   SHR__CHT 20000430 20000522 095609 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Europe Capital Appreciation Fund - Class B on December 17, 1998, when the fund started. As the chart shows, by April 30, 2000, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $11,360 - a 13.60% increase on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,580 - a 15.80% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR EUROPE CAPITAL APPRECIATION FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 1%, 1%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV EUROPE CAP APP -  12.20%         15.17%       17.70%
CL C

FIDELITY ADV EUROPE CAP APP -  11.20%         14.17%       17.70%
CL C   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI Europe                    8.43%          10.23%       15.80%

European Region Funds Average  21.51%         25.29%       n/a

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of April 30, 2000, the index included over 500 equity securities of countries domiciled in 15 European countries. To measure how Class C's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 161 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV EUROPE CAP APP -    15.17%       12.63%
CL C

FIDELITY ADV EUROPE CAP APP -    14.17%       12.63%
CL C   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI Europe                      10.23%       11.30%

European Region Funds Average    25.29%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Europe Cap App -CL C     MS Europe (Net MA tax)
             00738                       MS002
  1998/12/17      10000.00                    10000.00
  1998/12/31      10330.00                    10412.53
  1999/01/31      10400.00                    10347.66
  1999/02/28       9910.00                    10087.21
  1999/03/31       9920.00                    10199.58
  1999/04/30      10220.00                    10505.36
  1999/05/31       9800.00                    10002.68
  1999/06/30      10050.00                    10173.42
  1999/07/31      10200.00                    10269.87
  1999/08/31      10240.00                    10376.27
  1999/09/30      10110.00                    10298.34
  1999/10/31      10490.00                    10679.38
  1999/11/30      10920.00                    10969.43
  1999/12/31      12390.00                    12095.66
  2000/01/31      11720.00                    11236.15
  2000/02/29      12770.00                    11824.36
  2000/03/31      12560.00                    12112.28
  2000/04/28      11770.00                    11579.83
IMATRL PRASUN   SHR__CHT 20000430 20000522 101241 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Europe Capital Appreciation Fund - Class C on December 17, 1998, when the fund started. As the chart shows, by April 30, 2000, the value of the investment would have grown to $11,770 - a 17.70% increase on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,580 - a 15.80% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Resembling their counterparts in the
United States, the majority of major
international equity markets
travelled a similar path of
performance during the six-month
period ending April 30, 2000, with
several months of spectacular returns
spurred by high-flying technology
and telecommunications stocks
followed by profit taking and
valuation concerns in March and
April. Still, the majority of
international equity indexes closed
out the period with fairly strong
positive returns. The Morgan
Stanley Capital International EAFE(registered trademark)
Index - which measures the
performance of stock markets in
Europe, Australasia and the Far
East - closed the six months
ending April 30, 2000, up 6.81%.
Of course, some countries
contributed more than others.
Japan, the equity market darling of
1999, so far has found the first year
of the new millennium a little more
daunting, with the Tokyo Stock
Exchange Index down 9.16%
year-to-date and up just 2.10% for
the six-month period. European
markets, as measured by the
Morgan Stanley Europe Index,
returned 8.43% during the past six
months on the strength of favorable
corporate earnings. In general,
emerging markets, which enjoyed a
strong comeback in 1999,
continued their momentum into
2000, highlighted by the six-month
13.87% gain posted by the Morgan
Stanley Emerging Market Free
Index.

(photograph of Ian Hart)

NOTE TO SHAREHOLDERS: Ian Hart became Portfolio Manager of Fidelity Advisor Europe Capital Appreciation Fund on April 1, 2000.

Q. HOW DID THE FUND PERFORM, IAN?

A. For the six-month period that ended April 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned 12.61%, 12.53%, 12.21% and 12.20%, respectively. By comparison, the Morgan Stanley Capital International Europe (MSCI) Index posted a total return of 8.43% for the same period, while the European region funds average, as tracked by Lipper Inc., returned 21.51%. For the 12 months that ended April 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned 16.01%, 15.83%, 15.18% and 15.17%, respectively, while the MSCI index had a total return of 10.23% and the Lipper average returned 25.29%.

Q. WHAT WERE THE MAJOR FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

A. There were three industry themes that drove fund performance: technology, telecommunications and media. These were the growth sectors that led overall market activity for most of the period, responding to a global expansion of the Internet-based new economy. The fund was properly positioned to take advantage of this trend, and a number of the fund's large cap holdings in these three growth sectors did extremely well. A slowly improving European economy also helped create a few pockets of strong consumer demand, most notably in mobile telephones and consumer electronics, which had a positive effect on performance. Relative to the index, the portfolio was underweighted in the finance sector, which had a net positive effect on performance by limiting the fund's exposure to banks. This sector has not performed well of late, based mainly on rising interest rates and fears that the Internet will eat into bank profitability. The portfolio also was underweighted in the slow-performing cyclical sector, with the exception of oil stocks, where robust demand and price increases combined to drive earnings and stock prices higher. The fund lagged the Lipper average, which was more heavily invested in some of the high-flying technology stocks that performed so well during the period.

Q. YOU'VE JUST TAKEN OVER MANAGING THE FUND, IAN. CAN WE EXPECT TO SEE ANY SIGNIFICANT CHANGES IN INVESTMENT STRATEGY OR STYLE?

A. I don't anticipate there will be much change in strategy or style under my tenure as portfolio manager. I will focus on growth and on bottom-up stock picking. I'll continue to work closely with my former Fidelity analyst colleagues in London and search for strong, well-managed companies that can produce attractive and sustainable earnings growth.

Q. WHICH INDIVIDUAL POSITIONS HELPED PERFORMANCE THE MOST?

A. There were three names that showed particularly attractive rates of growth in the booming mobile telephony market. Two of them - Ericsson and Nokia - continued their world leadership positions with strong earnings and stock appreciation. A third - Mannesmann, Germany's top wireless service provider - also was a strong performer and was acquired during the period by Vodafone AirTouch, which is one of the fund's top five holdings. In the media sector, TF-1, France's No. 1 commercial television operation, had extraordinary growth in its earnings and stock price, based mainly on capturing a market-leading share of accelerating TV advertising expenditures in France's rebounding economy.

Q. WERE THERE ANY HOLDINGS THAT DIDN'T PERFORM AS WELL AS YOU WOULD
HAVE LIKED?

A. Unilever, a British consumer goods company, which the fund sold during the period, and Vendex, a Dutch apparel retailer, both showed disappointing earnings in a retail environment constrained by margin pressures. Royal Bank of Scotland, which had been a potential takeover target, became a consolidator itself by acquiring National Westminster Bank, and the market reacted negatively to the deal.

Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS, IAN?

A. Despite the market volatility that we began to see at the end of the period, I remain positive in my outlook for the mid- to long-term. Continued volatility may cast a shadow over that view in the short term, which means that we will have to be even more focused on picking stocks that meet their earnings projections. But on the whole, I'm still bullish on the fundamental prospects for the European region. Economic growth throughout most of the region continues to accelerate. Corporate earnings are forecasted to show healthy gains. There also is a continuing trend toward acquisitions and consolidation in certain industry sectors, which is likely to have an ongoing positive effect.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: long-term capital
appreciation by investing
mainly in equity
securities of European issuers

START DATE: December 17,
1998

SIZE: as of April 30, 2000,
more than $34 million

MANAGER: Ian Hart, since
April 2000; international
equity analyst, 1997-2000;
European equity analyst,
1994-1997; joined Fidelity in
1994


IAN HART TALKS
ABOUT STOCK PICKING:

"Technology stocks have been
good investments over the past
several months, but one always has
to be very selective about what one
chooses to own. For example, take a
look at the strong performance of a
Nokia versus the anemic results of a
Motorola, two companies in
essentially the same business, and
it's easy to see how differently some
of these companies can perform.
Technology is the sort of industry
where one can find long-term
attractive earnings growth. And in
spite of the recent volatility in this
sector, it's still what I call a fertile hunting ground for good stock ideas. But one obviously needs to be very selective because there are some clear winners and losers out there.

"Health care and, more specifically,
the pharmaceutical sector is another
example. Recently, the sector
experienced a bounce, a sort of
reverse image of the decline in
technology-related stocks. Yet I've
remained underweighted in that
sector because I don't think the
valuations for European
pharmaceutical companies are
that attractive for the growth that is
expected in earnings. British
pharmaceutical companies
SmithKline Beecham and Glaxo
Wellcome, which recently merged,
were selling for about 30-times
earnings for only 10% earnings
growth. When valuations aren't that
cheap and growth isn't that great,
one has to wonder what's going to
drive such stocks longer term."


INVESTMENT CHANGES





TOP FIVE STOCKS BY ISSUER AS
OF APRIL 30, 2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

TotalFinaElf SA (France, Oil    5.4                     3.8
& Gas)

Vodafone AirTouch PLC           5.1                     4.1
(United Kingdom, Cellular)

Telefonaktiebolaget LM          3.3                     1.5
Ericsson  (Sweden,
Communications Equipment)

Nokia AB  (Finland,             3.2                     3.7
Communications Equipment)

Vivendi SA  (France, Water)     2.8                     1.7

                                19.8                    14.8

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Utilities                       20.3                    16.0

Finance                         16.7                    26.5

Technology                      13.2                    7.3

Energy                          10.9                    9.0

Health                          7.8                     8.5

TOP FIVE COUNTRIES AS OF
APRIL 30, 2000

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

United Kingdom                  28.2                    32.3

France                          20.3                    19.1

Germany                         10.2                    11.6

Netherlands                     9.3                     8.6

Switzerland                     6.4                     10.9


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000                                          AS OF OCTOBER 31, 1999

Stocks                          93.4%                         Stocks and Investment
                                                              Companies                          97.1%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 6.6%                         Net Other Assets                    2.9%

Row: 1, Col: 1, Value: 93.40000000000001                      Row: 1, Col: 1, Value: 97.09999999999999
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 6.6                                    Row: 1, Col: 8, Value: 2.9







INVESTMENTS APRIL 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 93.2%

                                 SHARES                    VALUE (NOTE 1)

DENMARK - 1.4%

Bang & Olufsen Holding AS         3,800                    $ 126,198

Novo-Nordisk AS (B Shares)        2,762                     370,951

                                                            497,149

FINLAND - 3.2%

Nokia AB                          19,340                    1,099,963

FRANCE - 20.3%

Access Commerce SA                900                       53,320

Aventis SA                        4,700                     264,375

AXA SA de CV                      4,165                     619,158

Banque Nationale de Paris         2,368                     191,874
(BNP)

Canal Plus SA                     1,100                     212,550

Castorama Dubois                  1,778                     388,934
Investissements SA

Clarins SA                        1,800                     178,826

France Telecom SA                 5,100                     791,157

Groupe Danone                     470                       103,026

ILOG SA sponsored ADR (a)         1,700                     61,200

Lafarge SA                        1,900                     157,763

Pernod-Ricard                     1,900                     86,155

Remy Cointreau SA (a)             1,100                     22,147

Rhodia SA                         12,000                    223,123

Royal Canin SA                    1,400                     131,559

Sanofi-Synthelabo SA              6,200                     231,973

Societe Generale Class A          526                       109,212

Suez Lyonnaise des Eaux           1,774                     278,917

Television Francaise 1 SA         171                       117,361

TotalFinaElf SA Class B           12,317                    1,862,943

Vivendi SA                        9,745                     966,370

                                                            7,051,943

GERMANY - 10.0%

ACG AG                            300                       72,449

Allianz AG (Reg.)                 1,314                     506,963

BASF AG                           5,600                     245,457

Deutsche Telekom AG               13,164                    856,561

Fresenius Medical Care AG         1                         25
sponsored ADR

Karstadt Quelle AG                5,800                     177,095

Munich Reinsurance AG (Reg.)      992                       291,591

Primacom AG (a)                   3,000                     231,053

Siemens AG                        4,100                     609,122

Software AG (a)                   1,700                     196,782

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

GERMANY - CONTINUED

United Internet AG (a)            300                      $ 77,382

Wella AG                          10,255                    224,233

                                                            3,488,713

IRELAND - 0.1%

Trintech Group PLC sponsored      1,500                     40,500
ADR

ISRAEL - 0.4%

Orad Hi-Tech Systems Ltd. (a)     3,200                     145,832

ITALY - 2.5%

Banca Intesa Spa                  58,500                    218,291

Telecom Italia Mobile Spa         36,800                    352,352

Telecom Italia Spa                19,600                    280,035

                                                            850,678

NETHERLANDS - 9.3%

Equant NV (a)                     2,500                     194,025

ING Groep NV (Certificaten        9,529                     521,286
Van Aandelen)

Koninklijke Ahold NV              10,921                    255,319

Koninklijke KPN NV                1,900                     191,965

Koninklijke Philips               7,480                     334,542
Electronics NV

Numico NV                         3,800                     141,658

Nutreco Holding NV                5,000                     194,822

Royal Dutch Petroleum Co.         13,900                    797,513
(Hague Registry)

STMicroelectronics NV             1,400                     267,839

United Pan-Europe                 2,600                     94,862
Communications NV (a)

Vendex KBB NV                     10,000                    154,491

Versatel Telecom                  2,400                     96,468
International NV (a)

                                                            3,244,790

NORWAY - 1.4%

Norsk Hydro AS                    5,000                     183,142

Opticom ASA (a)                   700                       73,984

Tandberg ASA (a)                  6,500                     99,596

TANDBERG Television ASA (a)       12,900                    116,864

                                                            473,586

SPAIN - 4.6%

Altadis SA                        26,000                    306,411

Banco Santander Central           32,160                    336,211
Hispano SA

Cortefiel SA                      8,200                     173,394

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

SPAIN - CONTINUED

Sogecable SA (a)                  3,100                    $ 131,527

Telefonica SA (a)                 28,303                    631,505

                                                            1,579,048

SWEDEN - 3.8%

Elanders AB (B Shares)            5,800                     185,781

Telefonaktiebolaget LM            13,000                    1,149,688
Ericsson (B Shares)

                                                            1,335,469

SWITZERLAND - 6.4%

ABB Ltd. (Reg.)                   3,334                     375,293

Ascom Holding AG (Bearer)         25                        85,079

Credit Suisse Group (Reg.)        1,933                     350,279

Fantastic Corp. (a)               9,548                     174,921

Gretag Imaging Holding AG         542                       109,251
(Reg. D)

Kuoni Reisen Holding AG Class     16                        69,529
B (Reg.)

Logitech International SA (a)     248                       164,179

Nestle SA (Reg.)                  160                       282,955

Novartis AG (Reg.)                140                       196,195

PubliGroupe SA                    133                       102,903

Roche Holding AG                  30                        314,311
participation certificates

                                                            2,224,895

UNITED KINGDOM - 28.2%

3i Group PLC                      18,200                    364,448

Abbey National PLC                15,200                    172,731

Allied Zurich PLC                 40,200                    398,123

Amvescap PLC                      15,700                    226,461

AstraZeneca Group PLC             4,300                     181,138

Barclays PLC                      15,100                    385,178

BP Amoco PLC                      112,200                   953,701

British Land Co. PLC              26,700                    177,424

British Telecommunications PLC    19,700                    360,510

Cable & Wireless PLC              33,000                    544,952

Carlton Communications PLC        29,800                    358,318

Diageo PLC                        46,300                    373,661

Energis PLC (a)                   2,700                     132,922

Filtronic PLC                     3,500                     94,064

Glaxo Wellcome PLC                8,800                     276,375

HSBC Holdings PLC (Reg.)          19,700                    225,319

Jazztel PLC sponsored ADR         1,200                     62,400

Legal & General Group PLC         109,200                   284,151

Lloyds TSB Group PLC              25,600                    249,753

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

Marconi PLC                       13,500                   $ 168,093

Misys PLC                         14,400                    163,975

Prudential Corp. PLC              18,800                    287,969

Reuters Group PLC                 6,500                     116,023

Royal Bank of Scotland Group      1,264                     19,568
PLC

Scottish Media Group PLC          23,800                    432,588

SmithKline Beecham PLC            28,400                    390,500

SSL International PLC             26,900                    272,674

Telewest Communications PLC       26,900                    163,082
(a)

Vodafone AirTouch PLC             379,110                   1,781,819

WPP Group PLC                     11,400                    183,120

                                                            9,801,040

UNITED STATES OF AMERICA - 1.6%

Bristol-Myers Squibb Co.          2,100                     110,119

Eli Lilly & Co.                   4,400                     340,175

SCM Microsystems, Inc. (a)        1,100                     91,086

                                                            541,380

TOTAL COMMON STOCKS                                         32,374,986
(Cost $29,753,071)

NONCONVERTIBLE PREFERRED
STOCKS - 0.2%



GERMANY - 0.2%

SAP AG (Cost $76,351)             130                       76,840

CASH EQUIVALENTS - 8.1%



Taxable Central Cash Fund,        2,797,273                 2,797,273
5.77% (b) (Cost $2,797,273)

TOTAL INVESTMENT PORTFOLIO -                                35,249,099
101.5%
(Cost $32,626,695)

NET OTHER ASSETS - (1.5)%                                   (514,561)

NET ASSETS - 100%                                         $ 34,734,538

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $32,750,545. Net unrealized appreciation aggregated $2,498,554, of which $4,446,341 related to appreciated investment securities and $1,947,787 related to depreciated investment securities.

At October 31, 1999, the fund had a capital loss carryforward of approximately $697,000 all of which will expire on October 31, 2007.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                              APRIL 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at                $ 35,249,099
value (cost $32,626,695) -
See accompanying schedule

Foreign currency held at                     172,706
value (cost $172,706)

Receivable for investments                   677,012
sold

Receivable for fund shares                   111,491
sold

Dividends receivable                         28,943

Interest receivable                          53,990

Other receivables                            265

 TOTAL ASSETS                                36,293,506

LIABILITIES

Payable for investments        $ 1,347,237
purchased

Payable for fund shares         145,797
redeemed

Accrued management fee          7,688

Distribution fees payable       18,799

Other payables and accrued      39,447
expenses

 TOTAL LIABILITIES                           1,558,968

NET ASSETS                                  $ 34,734,538

Net Assets consist of:

Paid in capital                             $ 31,667,031

Distributions in excess of                   (191,736)
net investment income

Accumulated undistributed net                638,275
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  2,620,968
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 34,734,538

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                APRIL 30, 2000 (UNAUDITED)

CALCULATION OF MAXIMUM             $11.86
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($4,258,449 (divided by)
359,044 shares)

Maximum offering price per         $12.58
share (100/94.25 of $11.86)

CLASS T: NET ASSET VALUE and       $11.84
redemption price per share
 ($15,191,257 (divided by)
1,283,159 shares)

Maximum offering price per         $12.27
share (100/96.50 of $11.84)

CLASS B: NET ASSET VALUE and       $11.76
offering price per share
($7,542,185 (divided by)
641,197 shares) A

CLASS C: NET ASSET VALUE and       $11.77
offering price per share
($6,437,726 (divided by)
547,109 shares) A

INSTITUTIONAL CLASS: NET           $11.88
ASSET VALUE, offering price
and redemption price   per
share ($1,304,921 (divided
by) 109,841 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED APRIL 30,
                                      2000 (UNAUDITED)

INVESTMENT INCOME                            $ 156,224
Dividends

Interest                                      14,247

                                              170,471

Less foreign taxes withheld                   (14,654)

 TOTAL INCOME                                 155,817

EXPENSES

Management fee                   $ 108,988

Transfer agent fees               44,361

Distribution fees                 96,564

Accounting fees and expenses      30,114

Non-interested trustees'          41
compensation

Custodian fees and expenses       45,549

Registration fees                 65,837

Audit                             16,219

Legal                             500

Miscellaneous                     121

 Total expenses before            408,294
reductions

 Expense reductions               (66,716)    341,578

NET INVESTMENT INCOME (LOSS)                  (185,761)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,476,458

 Foreign currency transactions    5,553       1,482,011

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            1,015,241

 Assets and liabilities in        (1,281)     1,013,960
foreign currencies

NET GAIN (LOSS)                               2,495,971

NET INCREASE (DECREASE) IN                   $ 2,310,210
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               SIX MONTHS ENDED APRIL 30,  DECEMBER 17, 1998
                               2000 (UNAUDITED)            (COMMENCEMENT OF OPERATIONS)
                                                           TO OCTOBER 31, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (185,761)                 $ 25,819
income (loss)

 Net realized gain (loss)       1,482,011                   (845,281)

 Change in net unrealized       1,013,960                   1,607,008
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     2,310,210                   787,546
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (24,254)                    -
From net investment income

 In excess of net investment    (5,976)                     -
income

 TOTAL DISTRIBUTIONS            (30,230)                    -

Share transactions - net        9,554,714                   22,112,298
increase (decrease)

  TOTAL INCREASE (DECREASE)     11,834,694                  22,899,844
IN NET ASSETS

NET ASSETS

 Beginning of period            22,899,844                  -

 End of period (including      $ 34,734,538                $ 22,899,844
under (over) distribution
of net investment income of
$(191,736) and  $24,274,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.56                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.05)                            .05

Net realized and unrealized       1.38                             .51
gain (loss)

Total from investment             1.33                             .56
operations

Less Distributions From net       (.02)                            -
investment income

 In excess of net investment      (.01)                            -
income

 Total distributions              (.03)                            -

Net asset value, end of period   $ 11.86                          $ 10.56

TOTAL RETURN B, C                 12.61%                           5.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,258                          $ 2,060
(000 omitted)

Ratio of expenses to average      2.00% A, F                       2.00% A, F
net assets

Ratio of expenses to average      1.92% A, G                       1.96% A, G
net assets  after expense
reductions

Ratio of net investment           (.86)% A                         .56% A
income (loss) to average net
assets

Portfolio turnover                229% A                           164% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.54                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.07)                            .03

Net realized and unrealized       1.39                             .51
gain (loss)

Total from investment             1.32                             .54
operations

Less Distributions From net       (.02)                            -
investment income

 In excess of net investment      (.00) H                          -
income

 Total distributions              (.02)                            -

Net asset value, end of period   $ 11.84                          $ 10.54

TOTAL RETURN B, C                 12.53%                           5.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 15,191                         $ 12,343
(000 omitted)

Ratio of expenses to average      2.25% A, F                       2.25% A, F
net assets

Ratio of expenses to average      2.17% A, G                       2.21% A, G
net assets  after expense
reductions

Ratio of net investment           (1.11)% A                        .31% A
income (loss) to average net
assets

Portfolio turnover                229% A                           164% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. H THE AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

FINANCIAL HIGHLIGHTS - CLASS B

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.48                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.10)                            (.02)

Net realized and unrealized       1.38                             .50
gain (loss)

Total from investment             1.28                             .48
operations

Net asset value, end of period   $ 11.76                          $ 10.48

TOTAL RETURN B, C                 12.21%                           4.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,542                          $ 3,765
(000 omitted)

Ratio of expenses to average      2.75% A, F                       2.75% A, F
net assets

Ratio of expenses to average      2.67% A, G                       2.71% A, G
net assets  after expense
reductions

Ratio of net investment           (1.61)% A                        (.19)% A
income (loss) to average net
assets

Portfolio turnover                229% A                           164% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.49                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.10)                            (.02)

Net realized and unrealized       1.38                             .51
gain (loss)

Total from investment             1.28                             .49
operations

Net asset value, end of period   $ 11.77                          $ 10.49

TOTAL RETURN B, C                 12.20%                           4.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 6,438                          $ 3,894
(000 omitted)

Ratio of expenses to average      2.75% A, F                       2.75% A, F
net assets

Ratio of expenses to average      2.67% A, G                       2.71% A, G
net assets  after expense
reductions

Ratio of net investment           (1.61)% A                        (.19)% A
income (loss) to average net
assets

Portfolio turnover                229% A                           164% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.58                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.04)                            .07

Net realized and unrealized       1.39                             .51
gain (loss)

Total from investment             1.35                             .58
operations

Less Distributions From net       (.04)                            -
investment income

 In excess of net investment      (.01)                            -
income

 Total distributions              (.05)                            -

Net asset value, end of period   $ 11.88                          $ 10.58

TOTAL RETURN B, C                 12.78%                           5.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,305                          $ 838
(000 omitted)

Ratio of expenses to average      1.75% A, F                       1.75% A, F
net assets

Ratio of expenses to average      1.67% A, G                       1.71% A, G
net assets  after expense
reductions

Ratio of net investment           (.61)% A                         .81% A
income (loss) to average net
assets

Portfolio turnover                229% A                           164% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Europe Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $39,726,636 and $31,990,357, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .73% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

DISTRIBUTION AND SERVICE PLAN - CONTINUED

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 4,023      $ 594

CLASS T    35,718       908

CLASS B    29,810       22,743

CLASS C    27,013       18,495

          $ 96,564     $ 42,740

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 21,874     $ 13,223

CLASS T    24,937       7,528

CLASS B    7,876        7,876 *

CLASS C    2,166        2,166 *

          $ 56,853     $ 30,793

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT    % OF AVERAGE NET ASSETS

CLASS A                $ 4,452   .28 *

CLASS T                 20,896   .30 *

CLASS B                 10,857   .37 *

CLASS C                 6,476    .24 *

INSTITUTIONAL CLASS     1,680    .29 *

                       $ 44,361

* ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               2.00%                    $ 5,466

CLASS T               2.25%                     25,650

CLASS B               2.75%                     13,125

CLASS C               2.75%                     8,515

INSTITUTIONAL CLASS   1.75%                     2,023

                                               $ 54,779

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $11,937 under this arrangement.

6. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                             SIX MONTHS ENDED APRIL 30,

                             2000

FROM NET INVESTMENT INCOME

Class A                      $ 4,869

Class T                       16,077

Institutional Class           3,308

Total                        $ 24,254

IN EXCESS OF NET INVESTMENT
INCOME

Class A                      $ 1,200

Class T                       3,961

Institutional Class           815

Total                        $ 5,976

                             $ 30,230

7. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                                    DOLLARS

                                SIX MONTHS ENDED APRIL 30,  DECEMBER 17, 1998             SIX MONTHS ENDED APRIL 30,
                                                            (COMMENCEMENT OF OPERATIONS)
                                                            TO OCTOBER 31,

                                2000                        1999                          2000



CLASS A Shares sold                                          242,665                      $ 2,577,701
                                 206,233

Reinvestment of distributions    506                         -                             5,777

Shares redeemed                  (42,732)                    (47,628)                      (523,716)

Net increase (decrease)          164,007                     195,037                      $ 2,059,762

CLASS T Shares sold              554,079                     1,472,795                    $ 6,819,016

Reinvestment of distributions    1,710                       -                             19,487

Shares redeemed                  (443,596)                   (301,829)                     (5,270,112)

Net increase (decrease)          112,193                     1,170,966                    $ 1,568,391

CLASS B Shares sold              384,615                     399,772                      $ 4,740,258

Shares redeemed                  (102,481)                   (40,709)                      (1,336,112)

Net increase (decrease)          282,134                     359,063                      $ 3,404,146

CLASS C Shares sold              270,929                     395,362                      $ 3,375,173

Shares redeemed                  (95,175)                    (24,007)                      (1,215,868)

Net increase (decrease)          175,754                     371,355                      $ 2,159,305

INSTITUTIONAL CLASS Shares       40,453                      375,401                      $ 484,445
sold

Reinvestment of distributions    216                         -                             2,466

Shares redeemed                  (10,034)                    (296,195)                     (123,801)

Net increase (decrease)          30,635                      79,206                       $ 363,110



                                DOLLARS

                                DECEMBER 17, 1998
                                (COMMENCEMENT OF OPERATIONS)
                                TO OCTOBER 31,

                                1999



CLASS A Shares sold             $ 2,460,326


Reinvestment of distributions    -

Shares redeemed                  (483,630)

Net increase (decrease)         $ 1,976,696

CLASS T Shares sold             $ 14,972,579

Reinvestment of distributions    -

Shares redeemed                  (3,050,024)

Net increase (decrease)         $ 11,922,555

CLASS B Shares sold             $ 4,048,052

Shares redeemed                  (414,433)

Net increase (decrease)         $ 3,633,619

CLASS C Shares sold             $ 4,017,324

Shares redeemed                  (243,373)

Net increase (decrease)         $ 3,773,951

INSTITUTIONAL CLASS Shares      $ 3,858,159
sold

Reinvestment of distributions    -

Shares redeemed                  (3,052,682)

Net increase (decrease)         $ 805,477




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Ltd.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard Spillane, Jr., Vice President
Kevin McCarey, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

* INDEPENDENT TRUSTEES

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
State Street Bank and Trust Company
Quincy, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuantSM
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

AEUR-SANN-0600  103570
1.719687.101

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
GLOBAL EQUITY
FUND - CLASS A, CLASS T, CLASS B
AND CLASS C

SEMIANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             12  The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    15  A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           16  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  30  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 39  Notes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE



(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(Registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR GLOBAL EQUITY FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV GLOBAL EQUITY -   12.75%         21.62%       32.93%
CL A

FIDELITY ADV GLOBAL EQUITY -   6.26%          14.62%       25.28%
CL A   (INCL. 5.75% SALES
CHARGE)

MSCI World                     7.49%          12.29%       25.80%

Global Funds Average           16.44%         23.98%       n/a

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital International World Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of April 30, 2000, the index included over 1,400 equity securities of companies domiciled in 22 countries. To measure how Class A's performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 264 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV GLOBAL EQUITY -     21.62%       23.09%
CL A

FIDELITY ADV GLOBAL EQUITY -     14.62%       17.88%
CL A   (INCL. 5.75% SALES
CHARGE)

MSCI World                       12.29%       18.24%

Global Funds Average             23.98%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Global Equity -CL A      MS World Index (Net)
             00751                       MS004
  1998/12/17       9425.00                    10000.00
  1998/12/31       9839.70                    10408.32
  1999/01/31      10084.75                    10634.72
  1999/02/28       9717.18                    10350.31
  1999/03/31      10056.48                    10779.74
  1999/04/30      10301.53                    11203.18
  1999/05/31       9962.23                    10792.30
  1999/06/30      10556.00                    11294.15
  1999/07/31      10603.13                    11258.75
  1999/08/31      10593.70                    11237.20
  1999/09/30      10518.30                    11126.71
  1999/10/31      11112.08                    11703.55
  1999/11/30      11658.73                    12031.29
  1999/12/31      12788.25                    13003.62
  2000/01/31      12143.55                    12257.46
  2000/02/29      12778.63                    12289.04
  2000/03/31      13298.24                    13136.92
  2000/04/28      12528.45                    12579.95
IMATRL PRASUN   SHR__CHT 20000430 20000519 110358 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Global Equity Fund - Class A on December 17, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by April 30, 2000, the value of the investment would have grown to $12,528 - a 25.28% increase on the initial investment. For comparison, look at how the MSCI World Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $12,580 - a 25.80% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR GLOBAL EQUITY FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV GLOBAL EQUITY -   12.59%         21.35%       32.52%
CL T

FIDELITY ADV GLOBAL EQUITY -   8.65%          17.10%       27.88%
CL T   (INCL. 3.50% SALES
CHARGE)

MSCI World                     7.49%          12.29%       25.80%

Global Funds Average           16.44%         23.98%       n/a

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International World Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of April 30, 2000, the index included over 1,400 equity securities of companies domiciled in 22 countries. To measure how Class T's performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 264 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV GLOBAL EQUITY -     21.35%       22.81%
CL T

FIDELITY ADV GLOBAL EQUITY -     17.10%       19.66%
CL T   (INCL. 3.50% SALES
CHARGE)

MSCI World                       12.29%       18.24%

Global Funds Average             23.98%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Global Equity -CL T      MS World Index (Net)
             00755                       MS004
  1998/12/17       9650.00                    10000.00
  1998/12/31      10074.60                    10408.32
  1999/01/31      10325.50                    10634.72
  1999/02/28       9939.50                    10350.31
  1999/03/31      10286.90                    10779.74
  1999/04/30      10537.80                    11203.18
  1999/05/31      10190.40                    10792.30
  1999/06/30      10798.35                    11294.15
  1999/07/31      10836.95                    11258.75
  1999/08/31      10827.30                    11237.20
  1999/09/30      10750.10                    11126.71
  1999/10/31      11358.05                    11703.55
  1999/11/30      11917.75                    12031.29
  1999/12/31      13053.40                    13003.62
  2000/01/31      12394.34                    12257.46
  2000/02/29      13043.56                    12289.04
  2000/03/31      13574.75                    13136.92
  2000/04/28      12787.81                    12579.95
IMATRL PRASUN   SHR__CHT 20000430 20000519 111100 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Global Equity Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by April 30, 2000, the value of the investment would have grown to $12,788 - a 27.88% increase on the initial investment. For comparison, look at how the MSCI World Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $12,580 - a 25.80% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR GLOBAL EQUITY FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 5%, 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV GLOBAL EQUITY -   12.30%         20.65%       31.51%
CL B

FIDELITY ADV GLOBAL EQUITY -   7.30%          15.65%       27.51%
CL B   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI World                     7.49%          12.29%       25.80%

Global Funds Average           16.44%         23.98%       n/a

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International World Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of April 30, 2000, the index included over 1,400 equity securities of companies domiciled in 22 countries. To measure how Class B's performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 264 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV GLOBAL EQUITY -     20.65%       22.13%
CL B

FIDELITY ADV GLOBAL EQUITY -     15.65%       19.41%
CL B   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI World                       12.29%       18.24%

Global Funds Average             23.98%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Global Equity -CL B      MS World Index (Net)
             00752                       MS004
  1998/12/17      10000.00                    10000.00
  1998/12/31      10440.00                    10408.32
  1999/01/31      10690.00                    10634.72
  1999/02/28      10290.00                    10350.31
  1999/03/31      10640.00                    10779.74
  1999/04/30      10900.00                    11203.18
  1999/05/31      10530.00                    10792.30
  1999/06/30      11150.00                    11294.15
  1999/07/31      11190.00                    11258.75
  1999/08/31      11180.00                    11237.20
  1999/09/30      11090.00                    11126.71
  1999/10/31      11710.00                    11703.55
  1999/11/30      12280.00                    12031.29
  1999/12/31      13456.22                    13003.62
  2000/01/31      12773.73                    12257.46
  2000/02/29      13425.66                    12289.04
  2000/03/31      13965.53                    13136.92
  2000/04/28      12751.00                    12579.95
IMATRL PRASUN   SHR__CHT 20000430 20000519 111545 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Global Equity Fund - Class B on December 17, 1998, when the fund started. As the chart shows, by April 30, 2000, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $12,751 - a 27.51% increase on the initial investment. For comparison, look at how the MSCI World Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $12,580 - a 25.80% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FIDELITY ADVISOR GLOBAL EQUITY FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 1%, 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV GLOBAL EQUITY -   12.39%         20.74%       31.61%
CL C

FIDELITY ADV GLOBAL EQUITY -   11.39%         19.74%       31.61%
CL C   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI World                     7.49%          12.29%       25.80%

Global Funds Average           16.44%         23.98%       n/a

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International World Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of April 30, 2000, the index included over 1,400 equity securities of companies domiciled in 22 countries. To measure how Class C's performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 264 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV GLOBAL EQUITY -     20.74%       22.20%
CL C

FIDELITY ADV GLOBAL EQUITY -     19.74%       22.20%
CL C   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI World                       12.29%       18.24%

Global Funds Average             23.98%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Global Equity -CL C      MS World Index (Net)
             00753                       MS004
  1998/12/17      10000.00                    10000.00
  1998/12/31      10440.00                    10408.32
  1999/01/31      10690.00                    10634.72
  1999/02/28      10290.00                    10350.31
  1999/03/31      10640.00                    10779.74
  1999/04/30      10900.00                    11203.18
  1999/05/31      10530.00                    10792.30
  1999/06/30      11150.00                    11294.15
  1999/07/31      11190.00                    11258.75
  1999/08/31      11180.00                    11237.20
  1999/09/30      11090.00                    11126.71
  1999/10/31      11710.00                    11703.55
  1999/11/30      12290.00                    12031.29
  1999/12/31      13456.02                    13003.62
  2000/01/31      12773.54                    12257.46
  2000/02/29      13435.64                    12289.04
  2000/03/31      13975.51                    13136.92
  2000/04/28      13160.62                    12579.95
IMATRL PRASUN   SHR__CHT 20000430 20000519 112225 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Global Equity Fund - Class C on December 17, 1998, when the fund started. As the chart shows, by April 30, 2000, the value of the investment would have grown to $13,161 - a 31.61% increase on the initial investment. For comparison, look at how the MSCI World Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $12,580 - a 25.80% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Resembling their counterparts in the
United States, the majority of major
international equity markets
travelled a similar path of
performance during the six-month
period ending April 30, 2000, with
several months of spectacular returns
spurred by high-flying technology
and telecommunications stocks
followed by profit taking and
valuation concerns in March and
April. Still, the majority of
international equity indexes closed
out the period with fairly strong
positive returns. The Morgan
Stanley Capital International EAFE(registered trademark)
Index - which measures the
performance of stock markets in
Europe, Australasia and the Far
East - closed the six months
ending April 30, 2000, up 6.81%.
Of course, some countries
contributed more than others.
Japan, the equity market darling of
1999, so far has found the first year
of the new millennium a little more
daunting, with the Tokyo Stock
Exchange Index down 9.16%
year-to-date and up just 2.10% for
the six-month period. European
markets, as measured by the
Morgan Stanley Europe Index,
returned 8.43% during the past six
months on the strength of favorable
corporate earnings. In general,
emerging markets, which enjoyed a
strong comeback in 1999,
continued their momentum into
2000, highlighted by the six-month
13.87% gain posted by the Morgan
Stanley Emerging Market Free
Index.

(photograph of Richard Habermann)

An interview with Richard Habermann, Lead Portfolio Manager of
Fidelity Advisor Global Equity Fund

Q. HOW DID THE FUND PERFORM, DICK?

A. For the six months that ended April 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned 12.75%, 12.59%, 12.30% and 12.39%, respectively. For the same period, the Morgan Stanley Capital International MSCI World Index delivered a return of 7.49%, while the global funds average, as measured by Lipper Inc., returned 16.44%. For the 12 months that ended April 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned 21.62%, 21.35%, 20.65% and 20.74%, respectively. By comparison, the MSCI index and Lipper average posted returns of 12.29% and 23.98%, respectively.

Q. WHAT WAS THE GLOBAL INVESTMENT CLIMATE LIKE DURING THE SIX-MONTH
PERIOD?

A. Strengthening worldwide economies and stronger earnings outlooks helped global equity markets post positive returns during the past six months. Much of the gains came by way of new economy, or the so-called TMT stocks, representing companies from the fast-moving technology, media and telecommunications sectors. Volatility was pervasive, as tech-related sectors became increasingly correlated globally as the period progressed. A sudden loss of confidence in the price levels of TMT stocks sent investors in the U.S. fleeing for the exits during the last six weeks of the period in search of stability elsewhere in the market. The sharp sell-off in the NASDAQ created a domino effect for tech-related stocks in the European, Japanese and Asian markets.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK, YET LAG ITS PEER GROUP?

A. Some good stock picks along with being in the right place at the right time helped the fund beat the MSCI index. Having less exposure to the U.S. overall than the index helped, as American investors sold down many of the period's best tech stocks, erasing performance achieved earlier in the period. Underweighting some of the period's poorer performers, such as Microsoft, and overweighting those names strong enough to overcome the decline, such as Juniper Networks and Motorola, were crucial to our success in the U.S. In Europe, the fund benefited the most from its exposure to Sweden's top names within the technology, finance and services sectors. The fund's overweighting in leading wireless operator Ericsson and insurance provider Skandia Foersaekrings proved particularly beneficial. Having out-of-benchmark positions in high-tech German issues, such as Software AG and Epcos, as well as telecom and engineering concern Mannesmann - prior to its acquisition by Vodafone AirTouch in February - further lifted performance. Selected technology investments in Japan, most notably fiber-optic cable manufacturer Furukawa Electric and global Internet investment firm Softbank, helped widen our lead over the index. Relative to the Lipper average, the fund struggled to keep pace with a group that was generally much heavier in technology.

Q. WHAT ELSE INFLUENCED PERFORMANCE?

A. As the period wore on, I reduced the fund's overweighting in Japan and further decreased its exposure to the U.S. equity market, which helped. I added a small piece of emerging-markets exposure to the fund with investments in Mexico, Brazil and South Korea - countries not represented in the benchmark. I felt it prudent to expose the fund to export-oriented economies that were poised to benefit from an improving global picture. This move, which helped initially, ended up hurting relative performance as the threat of higher interest rates in the U.S. began to take hold in these regions. It's important to note that I focused on only the more recognizable blue-chip names in these countries.

Q. WHAT OTHER STOCKS HELPED? WHICH HURT?

A. Finnish-based Nokia benefited from strong growth related to its dominant position in worldwide wireless handset sales. Other contributors included U.S. firms Oracle and Warner-Lambert, French broadcaster TF-1 and Spain's Telefonica. The fund no longer held TF-1 at the close of the period. Looking downward, U.S. financial software service provider Intuit fell sharply on earnings disappointments. Other tech stocks that fell prey to the market correction included British telecom company Jazztel, data networking provider Equant, and Tokyo Seimitsu, a semiconductor equipment manufacturer.

Q. WHAT'S YOUR OUTLOOK, DICK?

A. Growth is accelerating worldwide and pulling everything along with it, including interest rates. Clearly, central bankers around the world are trying to keep growth under control, as evidenced by the 70-plus rate increases they levied during this period. The potential for further rate hikes in the U.S. remains a cloud over global equity markets. Until this round of tightening is over, investors could continue to migrate from tech to other areas of the market. The fund's subportfolio managers are poised to respond quickly as changes occur in the investment landscape.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks long-term growth
of capital

START DATE: December 17,
1998

SIZE: as of April 30, 2000,
more than $26 million

MANAGER: Richard
Habermann, since inception;
joined Fidelity in 1968

DICK HABERMANN ON USING
DIVERSIFICATION TO MANAGE RISK:

"Unlike many of its competitors,
which run highly concentrated,
targeted portfolios with big sector
bets, the fund chooses a more
disciplined approach to investing.
Over the years at Fidelity, we found
that we could generate consistent
returns while minimizing the level
of risk involved. Admittedly,
risk-control and diversification
don't usually occupy the minds
of bullish investors.

"As much as some people don't like to
admit it, international investing
can be a risky business. We try to
manage this risk by taking a
multi-layered investment approach.
The fund's regional subportfolio
managers take great care
formulating risk/return strategies
for the fund's underlying
investments, as do I by way of
selecting the fund's ongoing asset
allocation. By building a discipline
at several levels - namely security,
sector and region - with a
multi-manager framework, we
offer investors a different
approach not found in many funds.

"A lot of resources are called upon
to manage this fund. Fidelity
leverages its global research
network of hundreds of investment
professionals in the Boston, London,
Tokyo and Hong Kong offices. We
also benefit from the decades of
experience we have investing
beyond our borders."


INVESTMENT CHANGES





TOP FIVE STOCKS BY ISSUER AS
OF APRIL 30, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Vodafone AirTouch PLC           2.4                      2.8
(United Kingdom, Cellular)

Nokia AB (Finland,              1.9                      1.2
Communications Equipment)

General Electric Co. (United    1.9                      2.1
States of America,
Electrical Equipment)

Cisco Systems, Inc. (United     1.6                      1.6
States of America,
Communications Equipment)

Telefonaktiebolaget LM          1.5                      0.9
Ericsson  (Sweden,
Communications Equipment)

                                9.3                      8.6

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Technology                      23.3                     16.0

Finance                         15.1                     16.8

Utilities                       14.4                     13.3

Health                          6.9                      8.0

Energy                          6.2                      6.3

TOP FIVE COUNTRIES AS OF
APRIL 30, 2000

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

United States of America        41.5                     47.5

Japan                           13.3                     15.9

United Kingdom                  9.5                      8.6

France                          5.2                      5.7

Germany                         3.7                      3.7


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000                                          AS OF OCTOBER 31, 1999

Stocks                          95.5%                         Stocks                            95.2%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 4.5%                         Net Other Assets                   4.8%

Row: 1, Col: 1, Value: 95.5                                   Row: 1, Col: 1, Value: 95.2
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.5                                    Row: 1, Col: 8, Value: 4.8






INVESTMENTS APRIL 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 94.3%

                                 SHARES                 VALUE (NOTE 1)

AUSTRALIA - 0.8%

Austar United Communications      700                   $ 2,677
Ltd. (a)

Australia & New Zealand           1,200                  8,297
Banking Group Ltd.

Brambles Industries Ltd.          300                    8,444

Broken Hill Proprietary Co.       3,126                  33,661
Ltd.

Cable & Wireless Optus Ltd.       8,900                  28,740
(a)

CI Technologies Group Ltd.        1,000                  3,968

John Fairfax Holdings Ltd.        2,800                  8,094

National Australia Bank Ltd.      1,300                  17,809

News Corp. Ltd.                   4,691                  59,569

Publishing & Broadcasting         2,200                  17,086
Ltd.

Telstra Corp. Ltd.                6,100                  26,146

Westpac Banking Corp.             300                    1,915

                                                         216,406

BRAZIL - 0.6%

Telesp Celular Participacoes      3,300                  145,613
SA ADR

CANADA - 2.3%

Bank of Nova Scotia               1,480                  33,732

Barrick Gold Corp.                1,050                  17,656

BCE, Inc.                         550                    63,699

Biovail Corp. (a)                 580                    27,672

Bombardier, Inc. Class B          970                    26,071

C-Mac Industries, Inc. (a)        1,030                  52,168

Celestica, Inc. (sub. vtg.)       520                    28,058
(a)

Cognos, Inc. (a)                  340                    13,088

JDS Uniphase Canada Ltd. (a)      920                    95,212

Nortel Networks Corp.             750                    84,785

Onex Corp.                        920                    27,647

Rogers Cantel Mobile              550                    17,197
Communications, Inc. Class B
 (restricted vtg.) (a)

Royal Bank of Canada              420                    19,826

Seagram Co. Ltd.                  340                    17,875

Sears Canada, Inc.                540                    13,128

Shaw Communications, Inc.         1,260                  29,483
Class B

Toronto Dominion Bank             940                    21,742

                                                         589,039

DENMARK - 0.6%

ISS AS (a)                        2,058                  130,159

Novo-Nordisk AS (B Shares)        260                    34,919

Sydbank AS                        85                     2,698

                                                         167,776

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

FINLAND - 2.4%

Nokia AB                          8,920                 $ 507,325

Sampo Insurance Co. Ltd.          1,978                  74,998

UPM-Kymmene Corp.                 1,465                  38,055

                                                         620,378

FRANCE - 5.2%

Aventis SA                        3,930                  221,063

Banque Nationale de Paris         1,314                  106,471
(BNP)

Bouygues SA                       170                    108,772

Christian Dior SA                 215                    51,244

Louis Vuitton Moet Hennessy       262                    110,230
(LVMH)

Sanofi-Synthelabo SA              2,431                  90,956

Schneider SA                      1,091                  71,596

Societe Generale Class A          433                    89,903

Suez Lyonnaise des Eaux           243                    38,206
(France)

TotalFinaElf SA Class B           2,281                  345,001

Vivendi SA                        1,138                  112,851

                                                         1,346,293

GERMANY - 3.1%

BASF AG                           1,500                  65,747

Deutsche Bank AG                  1,400                  94,299

Deutsche Telekom AG               1,740                  113,219

Epcos AG                          400                    56,510

Hannover Rueckversicherungs AG    130                    8,235

Munich Reinsurance AG (Reg.)      472                    138,741

Schering AG                       710                    100,629

SGL Carbon AG (a)                 460                    35,634

Software AG (a)                   700                    81,028

Stinnes AG                        1,300                  27,845

United Internet AG (a)            100                    25,794

Veba AG                           1,100                  55,343

                                                         803,024

GRAND CAYMAN ISLANDS - 0.0%

Xl Capital Ltd.                   240                    11,430

HONG KONG - 1.2%

Cable & Wireless Hkt Ltd.         10,072                 23,292

Cheung Kong Holdings Ltd.         4,000                  47,759

China Telecom (Hong Kong)         10,000                 73,344
Ltd. (a)

Hang Seng Bank Ltd.               2,100                  19,344

Hutchison Whampoa Ltd.            6,000                  87,430

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

HONG KONG - CONTINUED

i-CABLE Communications Ltd.       4,000                 $ 1,759

Johnson Electric Holdings         2,000                  16,112
Ltd.

Li & Fung Ltd.                    2,000                  7,729

Smartone Telecommunications       1,000                  3,133
Holdings Ltd.

Sun Hung Kai Properties Ltd.      2,000                  15,855

Sunevision Holdings Ltd.          14                     18

Television Broadcasts Ltd.        2,000                  13,673

                                                         309,448

IRELAND - 0.4%

Bank of Ireland, Inc.             6,388                  43,085

CRH PLC                           4,087                  65,524

                                                         108,609

ITALY - 1.1%

Banca Nazionale del Lavoro        10,000                 32,557
(BNL)

Eni Spa                           7,680                  38,136

Finmeccanica Spa (a)              32,314                 50,570

Mediolanum Spa                    3,500                  58,117

San Paolo Imi Spa                 3,044                  42,838

Telecom Italia Mobile Spa         8,300                  79,471

                                                         301,689

JAPAN - 13.3%

Aeon Credit Service Ltd.          200                    13,575

Ajinomoto Co., Inc.               1,000                  11,420

Anritsu Corp.                     3,000                  33,318

Asahi Chemical Industry Co.       3,000                  17,255
Ltd. (a)

Asahi Glass Co. Ltd.              2,000                  17,533

Bank of Tokyo-Mitsubishi Ltd.     2,000                  25,781

Bridgestone Corp.                 1,000                  21,685

Casio Computer Co. Ltd.           2,000                  22,009

Dai Nippon Printing Co. Ltd.      1,000                  16,950

Dai-Ichi Kangyo Bank Ltd.         2,000                  16,571

Daito Trust Construction Co.      1,600                  25,153

Daiwa Securities Group, Inc.      2,000                  30,516

DDI Corp.                         3                      34,400

FamilyMart Co. Ltd.               500                    18,310

Fancl Corp.                       100                    14,546

Fanuc Ltd.                        300                    31,404

Fuji Bank Ltd.                    4,000                  33,290

Fujitsu Ltd.                      3,000                  84,890

Fujitsu Support & Service,        100                    14,796
Inc. (FSAS)

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

JAPAN - CONTINUED

Fujitsu Support & Service,        100                   $ 14,796
Inc. (FSAS) New

Furukawa Electric Co. Ltd.        10,000                 138,617

Hitachi Ltd.                      1,000                  12,281

Hoya Corp.                        1,000                  101,720

Ines Corp.                        1,000                  15,711

Ito En Ltd.                       300                    29,684

Ito-Yokado Co. Ltd.               1,000                  72,961

Japan Telecom Co. Ltd.            1                      50,860

Japan Tobacco, Inc.               1                      7,352

Kaneka Corp.                      2,000                  25,707

Kao Corp.                         1,000                  30,424

Kawasumi Laboratories, Inc.       1,000                  8,877

KDD Corp.                         100                    11,578

Kirin Beverage Corp.              1,000                  19,789

Konami Co. Ltd. New               300                    17,505

Kuraray Co. Ltd.                  1,000                  8,212

Kyocera Corp.                     500                    83,031

Matsushita Electric               2,000                  53,300
Industrial Co. Ltd.

Minolta Co. Ltd.                  4,000                  14,056

Mitsubishi Electric Corp.         3,000                  25,606

Mitsubishi Trust & Banking        1,000                  8,387
Corp.

Mitsui Mining & Smelting Co.      1,000                  5,761
Ltd.

Mitsumi Electric Co. Ltd.         1,000                  41,243

NEC Corp.                         2,000                  54,374

Nichicon Corp.                    2,000                  53,634

Nidec Copal Corp.                 1,000                  16,090

Nidec Corp.                       200                    13,871

Nidec Corp. New                   100                    6,935

Nikko Securities Co. Ltd.         2,000                  23,581

Nintendo Co. Ltd.                 200                    33,290

Nippon Computer Systems Corp.     1,000                  19,327

Nippon Sheet Glass Co. Ltd.       6,000                  53,264

Nippon System Development Co.     120                    11,441
Ltd.

Nippon Telegraph & Telephone      10                     123,913
Corp.

Nippon Zeon Co. Ltd.              1,000                  6,196

Nitto Denko Corp.                 1,000                  39,208

Nomura Securities Co. Ltd.        3,000                  75,458

NTT DoCoMo, Inc.                  1                      33,383

Oki Electric Industry Co.         4,000                  28,112
Ltd. (a)

Omron Corp.                       2,000                  54,374

Oriental Land Co. Ltd.            100                    10,607

ORIX Corp.                        340                    48,482

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

JAPAN - CONTINUED

Pioneer Corp.                     2,000                 $ 54,559

Ricoh Co. Ltd.                    2,000                  42,168

Rohm Co. Ltd.                     200                    66,950

Ryohin Keikaku Co. Ltd.           200                    37,082

Sakura Bank Ltd.                  6,000                  42,057

Sanden Corp.                      1,000                  5,299

Sanyo Electric Co. Ltd.           2,000                  13,335

Senshukai Co. Ltd.                1,000                  10,311

Shin-Etsu Chemical Co. Ltd.       1,000                  52,802

Shiseido Co. Ltd.                 1,000                  12,632

SMC Corp.                         200                    39,763

Softbank Corp.                    100                    24,598

Softbank Corp. New                200                    49,195

Sony Corp.                        1,000                  112,813

Sony Corp. New                    400                    45,125

Square Co. Ltd.                   300                    22,055

Sumitomo Bank Ltd.                1,000                  12,493

Sumitomo Heavy Industries         2,000                  4,513
Ltd.

Sumitomo Trust & Banking Ltd.     2,000                  14,611

Takeda Chemical Industries        1,000                  65,748
Ltd.

Terumo Corp.                      1,000                  30,239

The Suruga Bank Ltd.              4,000                  68,430

THK Co. Ltd.                      700                    29,453

Tokai Corp.                       2,000                  22,009

Tokyo Seimitsu Co. Ltd.           1,500                  156,741

Toppan Forms Co. Ltd.             500                    10,403

Toyoda Gosei Co. Ltd.             1,000                  57,795

Toyota Motor Corp.                5,000                  249,844

Union Tool Co.                    100                    13,557

Ushio, Inc.                       1,000                  23,349

World Co. Ltd.                    100                    7,509

World Co. Ltd. New                50                     3,754

Yamanouchi Pharmaceutical Co.     1,000                  52,802
Ltd.

Yamato Transport Co. Ltd.         1,000                  24,968

Yoshitomi Pharmaceutical          1,000                  14,056
Industries Ltd.

                                                         3,479,418

KOREA (SOUTH) - 0.3%

SK Telecom Co. Ltd. ADR           2,600                  83,363

MEXICO - 2.7%

Banacci SA de CV Series O (a)     15,900                 57,526

Grupo Financiero Bancomer SA      98,900                 44,096
de CV Series A (a)

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

MEXICO - CONTINUED

Grupo Televisa SA de CV           3,820                 $ 242,331
sponsored ADR (a)

Telefonos de Mexico SA de CV      3,290                  193,493
Series L sponsored ADR

TV Azteca SA de CV sponsored      8,070                  88,770
ADR

Wal-Mart de Mexico SA de CV       31,300                 72,442
Series V (a)

                                                         698,658

NETHERLANDS - 1.9%

Buhrmann NV                       1,300                  33,591

Equant NV (a)                     1,120                  86,923

Fortis Amev NV                    2,700                  68,069

ING Groep NV (Certificaten        2,400                  131,293
Van Aandelen)

Koninklijke Ahold NV              996                    23,285

Libertel NV (a)                   1,900                  33,423

United Pan-Europe                 2,630                  95,956
Communications NV (a)

Vendex KBB NV                     1,900                  29,353

                                                         501,893

PORTUGAL - 0.3%

Banco Pinto & Sotto Mayor SA      1,553                  32,683

Telecel Comunicacoes Pessoais     2,532                  40,156
SA

                                                         72,839

SINGAPORE - 0.3%

Chartered Semiconductor           100                    8,738
Manufacturing Ltd. ADR

City Developments Ltd.            1,000                  4,541

Datacraft Asia Ltd.               2,000                  15,000

Flextronics International         200                    14,050
Ltd. (a)

Oversea-Chinese Banking Corp.     1,050                  7,199
Ltd.

Singapore Press Holdings Ltd.     400                    7,829

Singapore Telecommunications      8,000                  11,532
Ltd.

United Overseas Bank Ltd.         1,056                  7,364

                                                         76,253

SPAIN - 1.4%

Altadis SA                        9,590                  113,019

Telefonica SA (a)                 9,521                  212,435

Union Electrica Fenosa SA         2,100                  40,329

                                                         365,783

SWEDEN - 3.2%

Assa Abloy AB:

rights 6/30/00 (a)                7,062                  0

(B Shares)                        7,062                  143,948

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

SWEDEN - CONTINUED

Electrolux AB                     2,600                 $ 44,116

Skandia Foersaekrings AB          4,250                  204,199

Svenska Handelsbanken AB (A       3,723                  49,410
Shares)

Telefonaktiebolaget LM            4,447                  393,282
Ericsson (B Shares)

                                                         834,955

SWITZERLAND - 2.2%

ABB Ltd. (Switzerland) (Reg.)     546                    61,461

Credit Suisse Group (Reg.)        509                    92,236

Julius Baer Holding AG            27                     94,712

Kuoni Reisen Holding AG Class     15                     65,183
B (Reg.)

Nestle SA (Reg.)                  43                     76,044

Novartis AG (Reg.)                68                     95,295

Richemont Compagnie Financier     16                     38,999
Class A unit

Roche Holding AG                  5                      52,385
participation certificates

                                                         576,315

UNITED KINGDOM - 9.5%

3i Group PLC                      5,000                  100,123

Alliance & Leicester PLC          3,700                  36,586

Allied Zurich PLC                 15,800                 156,476

AstraZeneca Group PLC (Sweden)    1,672                  70,129

Bank of Scotland                  3,900                  34,504

Barclays PLC                      3,500                  89,280

BBA Group PLC                     9,200                  56,454

BP Amoco PLC                      30,500                 259,250

British Telecommunications PLC    10,800                 197,640

Compass Group PLC                 3,200                  45,288

Computacenter PLC                 3,500                  55,188

Energis PLC (a)                   700                    34,461

Gallaher Group PLC                5,300                  26,142

HSBC Holdings PLC:

(United Kingdom) (Reg.)           4,900                  56,044

(Hong Kong) (Reg.)                1,400                  16,013

Jazztel PLC (a)                   700                    34,772

Lloyds TSB Group PLC              4,800                  46,829

Misys PLC                         4,100                  46,687

National Grid Group PLC           7,200                  59,002

Shell Transport & Trading Co.     33,000                 265,375
PLC (Reg.)

SmithKline Beecham PLC            7,300                  100,375

Vodafone AirTouch PLC             121,054                568,923

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

Vodafone AirTouch PLC             950                   $ 44,650
sponsored ADR

WPP Group PLC                     4,400                  70,678

                                                         2,470,869

UNITED STATES OF AMERICA -
41.5%

Abbott Laboratories               1,580                  60,731

Adaptec, Inc. (a)                 110                    2,970

Adobe Systems, Inc.               310                    37,491

Adolph Coors Co. Class B          170                    8,670

AES Corp. (a)                     990                    89,038

AFLAC, Inc.                       470                    22,942

AK Steel Holding Corp.            700                    7,744

Alcoa, Inc.                       390                    25,301

Alliant Techsystems, Inc. (a)     70                     4,874

Alteon Websystems, Inc.           50                     3,400

Altera Corp. (a)                  490                    50,103

AMBAC Financial Group, Inc.       750                    36,000

Amerada Hess Corp.                1,090                  69,351

America Online, Inc. (a)          890                    53,233

American Express Co.              360                    54,023

American Home Products Corp.      270                    15,171

American International Group,     1,242                  136,232
Inc.

American Standard Companies,      170                    6,970
Inc. (a)

AMFM, Inc. (a)                    1,010                  67,039

Amgen, Inc. (a)                   1,340                  75,040

AMR Corp.                         220                    7,494

Analog Devices, Inc. (a)          790                    60,682

Anheuser-Busch Companies,         1,160                  81,853
Inc.

Applied Materials, Inc. (a)       190                    19,344

Applied Micro Circuits Corp.      100                    12,888
(a)

Arthur J. Gallagher & Co.         170                    6,333

AsiaInfo Holdings, Inc.           200                    8,700

Associates First Capital          2,130                  47,259
Corp. Class A

AT&T Corp.                        3,820                  178,346

AT&T Corp. - Liberty Media        1,990                  99,376
Group Class A (a)

Atlantic Coast Airlines           260                    7,768
Holdings, Inc. (a)

Avery Dennison Corp.              270                    17,719

Avon Products, Inc.               1,300                  53,950

Baker Hughes, Inc.                730                    23,223

Bank of America Corp.             1,380                  67,620

Bank of New York Co., Inc.        1,330                  54,613

Baxter International, Inc.        280                    18,235

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

BEA Systems, Inc. (a)             610                   $ 29,433

Bed Bath & Beyond, Inc. (a)       340                    12,474

BellSouth Corp.                   2,570                  125,127

Bethlehem Steel Corp. (a)         2,350                  12,631

BJ's Wholesale Club, Inc. (a)     200                    7,088

BMC Software, Inc. (a)            320                    14,980

Boeing Co.                        2,180                  86,519

Bristol-Myers Squibb Co.          2,770                  145,252

Broadcom Corp. Class A (a)        240                    41,370

Brocade Communications            40                     4,960
Systems, Inc.

Calpine Corp. (a)                 360                    32,940

Cardinal Health, Inc.             230                    12,664

Caterpillar, Inc.                 490                    19,324

CBS Corp. (a)                     1,190                  69,913

CDW Computer Centers, Inc. (a)    100                    10,400

Centex Corp.                      280                    6,755

Charles Schwab Corp.              670                    29,815

Chase Manhattan Corp.             1,050                  75,666

Chevron Corp.                     1,060                  90,233

CIGNA Corp.                       910                    72,573

Cisco Systems, Inc. (a)           6,180                  428,448

Citigroup, Inc.                   3,125                  185,742

Clear Channel Communications,     240                    17,280
Inc. (a)

Clorox Co.                        130                    4,778

CMGI, Inc. (a)                    40                     2,850

CNF Transportation, Inc.          120                    3,353

Coca-Cola Enterprises, Inc.       640                    13,640

Comcast Corp. Class A             940                    37,659
(special) (a)

Comerica, Inc.                    60                     2,543

Compaq Computer Corp.             1,560                  45,630

Computer Associates               490                    27,348
International, Inc.

Computer Sciences Corp. (a)       210                    17,128

Comverse Technology, Inc. (a)     420                    37,459

Conoco, Inc. Class B              1,810                  45,024

Consolidated Stores Corp. (a)     440                    5,473

Cooper Cameron Corp. (a)          340                    25,500

COR Therapeutics, Inc. (a)        140                    10,666

Cordant Technologies, Inc.        190                    10,759

Corning, Inc.                     290                    57,275

Costco Wholesale Corp. (a)        420                    22,706

Covad Communications Group,       310                    8,603
Inc. (a)

Cox Communications, Inc.          130                    5,566
Class A (a)

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Cree Research, Inc. (a)           190                   $ 27,645

Dallas Semiconductor Corp.        320                    13,740

Dell Computer Corp. (a)           1,600                  80,200

Ditech Communications Corp.       70                     6,003

DoubleClick, Inc. (a)             310                    23,521

Dow Chemical Co.                  280                    31,640

DST Systems, Inc. (a)             300                    22,256

Dynegy, Inc. Class A              410                    26,829

E Tek Dynamics, Inc. (a)          20                     4,095

E.I. du Pont de Nemours and       940                    44,591
Co.

EchoStar Communications Corp.     230                    14,648
Class A (a)

Edwards Lifesciences Corp. (a)    38                     570

Electronics for Imaging, Inc.     500                    26,125
(a)

Eli Lilly & Co.                   1,190                  92,002

EMC Corp. (a)                     1,500                  208,406

Emerson Electric Co.              420                    23,048

Emulex Corp. (a)                  50                     2,269

Exodus Communications, Inc.       230                    20,341
(a)

Exxon Mobil Corp.                 3,792                  294,591

Fannie Mae                        1,390                  83,834

Financial Security Assurance      110                    8,119
Holdings Ltd.

First Data Corp.                  590                    28,726

Firstar Corp.                     2,540                  63,183

Fluor Corp.                       340                    11,411

Freddie Mac                       1,860                  85,444

Frontier Oil Corp. (a)            910                    5,801

Gap, Inc.                         340                    12,495

Gartner Group, Inc. Class A       400                    5,400

Gateway, Inc. (a)                 100                    5,525

Genentech, Inc.                   60                     7,020

General Dynamics Corp.            770                    45,045

General Electric Co.              3,140                  493,765

General Motors Corp.              560                    52,430

Gillette Co.                      600                    22,200

Golden West Financial Corp.       410                    13,991

H&R Block, Inc.                   120                    5,018

Halliburton Co.                   1,630                  72,026

Hartford Life, Inc. Class A       290                    14,283

Healtheon/Web Maryland Corp.      130                    2,738
(a)

Hertz Corp. Class A               260                    8,109

Hewlett-Packard Co.               690                    93,150

Home Depot, Inc.                  2,850                  159,778

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Honeywell International, Inc.     250                   $ 14,000

Household International, Inc.     360                    15,030

Immunex Corp. (a)                 230                    9,056

Ingersoll-Rand Co.                390                    18,306

Intel Corp.                       2,770                  351,271

Internap Network Services         70                     2,695
Corp.

International Business            350                    39,069
Machines Corp.

Intuit, Inc. (a)                  1,090                  39,172

Jabil Circuit, Inc. (a)           260                    10,644

JDS Uniphase Corp. (a)            400                    41,475

Johnson & Johnson                 880                    72,600

Juniper Networks, Inc.            240                    51,045

Kana Communications, Inc.         199                    8,470

Keebler Foods Co.                 390                    12,261

KEMET Corp. (a)                   60                     4,470

Kimberly-Clark Corp.              640                    37,160

Kinder Morgan, Inc.               1,050                  31,828

KLA-Tencor Corp. (a)              160                    11,980

Linear Technology Corp.           410                    23,421

Lowe's Companies, Inc.            1,100                  54,450

LSI Logic Corp. (a)               550                    34,375

Lucent Technologies, Inc.         2,720                  169,150

Lycos, Inc. (a)                   240                    11,160

Lyondell Chemical Co.             2,210                  40,609

Marsh & McLennan Companies,       510                    50,267
Inc.

MBIA, Inc.                        790                    39,056

McDonald's Corp.                  2,530                  96,456

MCI WorldCom, Inc. (a)            1,155                  52,480

McLeodUSA, Inc. Class A (a)       2,760                  69,000

MediaOne Group, Inc. (a)          810                    61,256

Mellon Financial Corp.            450                    14,456

Merck & Co., Inc.                 770                    53,515

Mercury Interactive Corp. (a)     110                    9,900

Meredith Corp.                    150                    4,172

Micron Technology, Inc. (a)       290                    40,383

Microsoft Corp. (a)               2,630                  183,443

Millennium Pharmaceuticals,       100                    7,938
Inc. (a)

Minnesota Mining &                360                    31,140
Manufacturing Co.

Morgan Stanley Dean Witter &      950                    72,913
Co.

Motorola, Inc.                    1,660                  197,644

Nabisco Holdings Corp. Class A    440                    16,528

National Semiconductor Corp.      270                    16,403
(a)

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Navistar International Corp.      660                   $ 23,100
(a)

Network Appliance, Inc. (a)       240                    17,745

Nextel Communications, Inc.       1,060                  116,004
Class A (a)

NEXTLINK Communications, Inc.     120                    10,118
Class A (a)

Northern Trust Corp.              180                    11,543

Ogden Corp.                       550                    5,397

Oracle Corp. (a)                  1,590                  127,101

Outback Steakhouse, Inc. (a)      370                    12,118

Parker-Hannifin Corp.             270                    12,555

Philip Morris Companies, Inc.     5,350                  117,031

Phone.com, Inc.                   80                     6,720

Pitney Bowes, Inc.                530                    21,664

PMC-Sierra, Inc. (a)              250                    47,969

Praxair, Inc.                     130                    5,777

Procter & Gamble Co.              680                    40,545

Providian Financial Corp.         120                    10,568

Proxicom, Inc.                    120                    4,103

PSINet, Inc. (a)                  170                    3,942

QLogic Corp. (a)                  60                     6,019

Quaker Oats Co.                   690                    44,979

QUALCOMM, Inc. (a)                320                    34,700

Qwest Communications              540                    23,423
International, Inc. (a)

Reader's Digest Association,      270                    8,640
Inc. Class A (non-vtg.)

Redback Networks, Inc.            60                     4,763

Reliastar Financial Corp.         130                    5,598

Rohm & Haas Co.                   610                    21,731

Safeway, Inc. (a)                 360                    15,885

SanDisk Corp. (a)                 170                    15,576

Sanmina Corp. (a)                 570                    34,236

Santa Fe Snyder Corp. (a)         1,500                  13,781

SBA Communications Corp.          430                    17,469

SBC Communications, Inc.          2,903                  127,188

Schering-Plough Corp.             1,840                  74,175

Scientific-Atlanta, Inc.          100                    6,506

Sealed Air Corp. (a)              340                    18,913

Shaw Industries, Inc.             440                    6,958

Siebel Systems, Inc. (a)          210                    25,804

Smith International, Inc. (a)     340                    25,840

Software.com, Inc.                120                    9,705

Sprint Corp. - PCS Group          1,400                  77,000
Series 1 (a)

SPX Corp. (a)                     190                    20,876

Staples, Inc. (a)                 750                    14,297

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Stillwater Mining Co. (a)         640                   $ 17,920

Sun Microsystems, Inc. (a)        1,130                  103,889

Sunoco, Inc.                      620                    18,794

Sycamore Networks, Inc.           40                     3,140

Target Corp.                      780                    51,919

TCF Financial Corp.               590                    13,791

Terayon Communication             70                     6,510
Systems, Inc. (a)

Texas Instruments, Inc.           1,410                  229,654

Textron, Inc.                     320                    19,820

The Chubb Corp.                   560                    35,630

The Limited, Inc.                 130                    5,874

The New York Times Co. Class A    330                    13,592

Time Warner, Inc.                 1,350                  121,416

U.S. WEST, Inc.                   290                    20,644

Union Carbide Corp.               1,130                  66,670

Union Pacific Corp.               210                    8,846

United Technologies Corp.         1,380                  85,819

UnitedHealth Group, Inc.          130                    8,669

UnumProvident Corp.               540                    9,180

USX - Marathon Group              350                    8,159

USX - U.S. Steel Group            1,370                  34,336

Vastar Resources, Inc.            310                    24,994

VERITAS Software Corp. (a)        350                    37,543

Viacom, Inc. Class B              410                    22,294
(non-vtg.) (a)

Vignette Corp. (a)                270                    13,011

Vitesse Semiconductor Corp.       430                    29,267
(a)

VoiceStream Wireless Corp. (a)    421                    41,679

Waddell & Reed Financial,         300                    7,988
Inc. Class A

Wal-Mart Stores, Inc.             2,830                  156,711

Walgreen Co.                      1,290                  36,281

Walt Disney Co.                   3,430                  148,562

Warner-Lambert Co.                2,010                  228,763

Wells Fargo & Co.                 1,300                  53,381

                                                         10,822,739

TOTAL COMMON STOCKS                                      24,602,790
(Cost $22,955,742)

NONCONVERTIBLE PREFERRED
STOCKS - 1.2%

                                 SHARES                 VALUE (NOTE 1)

GERMANY - 0.6%

Hugo Boss AG                      427                   $ 67,330

Wella AG                          3,520                  89,833

                                                         157,163

ITALY - 0.6%

Telecom Italia Spa Risp           23,700                 148,725

TOTAL NONCONVERTIBLE                                     305,888
PREFERRED STOCKS
(Cost $305,976)

NONCONVERTIBLE BONDS - 0.0%

MOODY'S RATINGS (UNAUDITED)            PRINCIPAL AMOUNT

UNITED KINGDOM - 0.0%

British Aerospace PLC 7.45%   -   GBP   433                   652
11/30/03 (Cost $433)

CASH EQUIVALENTS - 4.5%

                              SHARES

Taxable Central Cash Fund,     1,182,014                 1,182,014
5.77% (b) (Cost $1,182,014)

TOTAL INVESTMENT PORTFOLIO -                             26,091,344
100.0%
(Cost $24,444,165)

NET OTHER ASSETS - 0.0%                                  3,677

NET ASSETS - 100%                                      $ 26,095,021

CURRENCY ABBREVIATIONS

GBP                     -   British pound

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $24,542,907. Net unrealized appreciation aggregated $1,548,437, of which $3,425,107 related to appreciated investment securities and $1,876,670 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                            APRIL 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at              $ 26,091,344
value (cost $24,444,165) -
See accompanying schedule

Foreign currency held at                   11
value (cost $11)

Receivable for investments                 71,673
sold

Receivable for fund shares                 134,226
sold

Dividends receivable                       31,771

Interest receivable                        5,893

 TOTAL ASSETS                              26,334,918

LIABILITIES

Payable for investments        $ 173,859
purchased

Payable for fund shares         12,931
redeemed

Accrued management fee          3,557

Distribution fees payable       11,385

Other payables and accrued      38,165
expenses

 TOTAL LIABILITIES                         239,897

NET ASSETS                                $ 26,095,021

Net Assets consist of:

Paid in capital                           $ 24,097,764

Accumulated net investment                 (96,541)
loss

Accumulated undistributed net              447,565
realized gain loss on
investments and foreign
currency transactions

Net unrealized appreciation                1,646,233
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                $ 26,095,021

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                APRIL 30, 2000 (UNAUDITED)

CALCULATION OF MAXIMUM             $13.02
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($10,568,044 (divided by)
811,622 shares)

Maximum offering price per         $13.81
share (100/94.25 of $13.02)

CLASS T: NET ASSET VALUE and       $13.00
redemption price per share
($5,507,982 (divided by)
423,678 shares)

Maximum offering price per         $13.47
share (100/96.50 of $13.00)

CLASS B: NET ASSET VALUE and       $12.91
offering price per share
($4,298,797 (divided by)
332,937 shares) A

CLASS C: NET ASSET VALUE and       $12.92
offering price per share
($4,373,490 (divided by)
338,512 shares) A

INSTITUTIONAL CLASS: NET           $13.05
ASSET VALUE, offering price
and redemption price   per
share ($1,346,708 (divided
by) 103,222 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED APRIL 30,
                                    2000 (UNAUDITED)

INVESTMENT INCOME                           $ 88,009
Dividends

Interest                                     23,723

                                             111,732

Less foreign taxes withheld                  (6,055)

 TOTAL INCOME                                105,677

EXPENSES

Management fee                   $ 58,399

Transfer agent fees               21,592

Distribution fees                 49,416

Accounting fees and expenses      30,024

Non-interested trustees'          20
compensation

Custodian fees and expenses       36,629

Registration fees                 63,921

Audit                             9,356

Legal                             143

Miscellaneous                     36

 Total expenses before            269,536
reductions

 Expense reductions               (85,864)   183,672

NET INVESTMENT INCOME (LOSS)                 (77,995)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            505,098

 Foreign currency transactions    1,832      506,930

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            555,339

 Assets and liabilities in        (596)      554,743
foreign currencies

NET GAIN (LOSS)                              1,061,673

NET INCREASE (DECREASE) IN                  $ 983,678
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               SIX MONTHS ENDED APRIL 30,  DECEMBER 17, 1998
                               2000 (UNAUDITED)            (COMMENCEMENT  OF
                                                           OPERATIONS) TO OCTOBER 31,
                                                           1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (77,995)                  $ (55,754)
income (loss)

 Net realized gain (loss)       506,930                     218,581

 Change in net unrealized       554,743                     1,091,490
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     983,678                     1,254,317
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (238,504)                   -
from net realized gains

Share transactions - net        14,192,707                  9,902,823
increase (decrease)

  TOTAL INCREASE (DECREASE)     14,937,881                  11,157,140
IN NET ASSETS

NET ASSETS

 Beginning of period            11,157,140                  -

 End of period (including      $ 26,095,021                $ 11,157,140
accumulated net investment
loss of $96,541 and $18,546,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                 SIX MONTHS ENDED APRIL 30,  OCTOBER 31, 1999 E
                                 2000 (UNAUDITED)

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.79                     $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.04)                       (.04)

Net realized and unrealized       1.53                        1.83
gain (loss)

Total from investment             1.49                        1.79
operations

Less Distributions

From net realized gain            (.26)                       -

Net asset value, end of period   $ 13.02                     $ 11.79

TOTAL RETURN B, C                 12.75%                      17.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 10,568                    $ 1,853
(000 omitted)

Ratio of expenses to average      2.00% A, F                  2.00% A, F
net assets

Ratio of expenses to average      1.97% A, G                  1.99% A, G
net assets after expense
reductions

Ratio of net investment           (.63)% A                    (.47)% A
income (loss) to average net
assets

Portfolio turnover                72% A                       69% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

                                 SIX MONTHS ENDED APRIL 30,  OCTOBER 31, 1999 E
                                 2000 (UNAUDITED)

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.77                     $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.06)                       (.07)

Net realized and unrealized       1.53                        1.84
gain (loss)

Total from investment             1.47                        1.77
operations

Less Distributions

From net realized gain            (.24)                       -

Net asset value, end of period   $ 13.00                     $ 11.77

TOTAL RETURN B, C                 12.59%                      17.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 5,508                     $ 3,204
(000 omitted)

Ratio of expenses to average      2.25% A, F                  2.25% A, F
net assets

Ratio of expenses to average      2.22% A, G                  2.24% A, G
net assets after expense
reductions

Ratio of net investment           (.88)% A                    (.72)% A
income (loss) to average net
assets

Portfolio turnover                72% A                       69% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

                                 SIX MONTHS ENDED APRIL 30,  OCTOBER 31, 1999 E
                                 2000 (UNAUDITED)

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.71                     $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.09)                       (.12)

Net realized and unrealized       1.52                        1.83
gain (loss)

Total from investment             1.43                        1.71
operations

Less Distributions

From net realized gain            (.23)                       -

Net asset value, end of period   $ 12.91                     $ 11.71

TOTAL RETURN B, C                 12.30%                      17.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,299                     $ 2,268
(000 omitted)

Ratio of expenses to average      2.75% A, F                  2.75% A, F
net assets

Ratio of expenses to average      2.72% A, G                  2.74% A, G
net assets after expense
reductions

Ratio of net investment           (1.38)% A                   (1.22)% A
income (loss) to average net
assets

Portfolio turnover                72% A                       69% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

                                 SIX MONTHS ENDED APRIL 30,  OCTOBER 31, 1999 E
                                 2000 (UNAUDITED)

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.71                     $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.09)                       (.12)

Net realized and unrealized       1.53                        1.83
gain (loss)

Total from investment             1.44                        1.71
operations

Less Distributions

From net realized gain            (.23)                       -

Net asset value, end of period   $ 12.92                     $ 11.71

TOTAL RETURN B, C                 12.39%                      17.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,373                     $ 2,649
(000 omitted)

Ratio of expenses to average      2.75% A, F                  2.75% A, F
net assets

Ratio of expenses to average      2.72% A, G                  2.74% A, G
net assets after expense
reductions

Ratio of net investment           (1.38)% A                   (1.22)% A
income (loss) to average net
assets

Portfolio turnover                72% A                       69% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 SIX MONTHS ENDED APRIL 30,  OCTOBER 31, 1999 E
                                 2000 (UNAUDITED)

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.81                     $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.02)                       (.02)

Net realized and unrealized       1.54                        1.83
gain (loss)

Total from investment             1.52                        1.81
operations

Less Distributions

From net realized gain            (.28)                       -

Net asset value, end of period   $ 13.05                     $ 11.81

TOTAL RETURN B, C                 12.99%                      18.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,347                     $ 1,182
(000 omitted)

Ratio of expenses to average      1.75% A, F                  1.75% A, F
net assets

Ratio of expenses to average      1.72% A, G                  1.74% A, G
net assets after expense
reductions

Ratio of net investment           (.38)% A                    (.22)% A
income (loss) to average net
assets

Portfolio turnover                72% A                       69% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Global Equity Fund(the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price is normally used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $18,682,485 and $5,462,709, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .73% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

DISTRIBUTION AND SERVICE PLAN - CONTINUED

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 4,418      $ 1,585

CLASS T    11,172       3,233

CLASS B    16,116       12,087

CLASS C    17,710       10,244

          $ 49,416     $ 27,149


SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 11,911     $ 8,382

CLASS T    12,106       8,802

CLASS B    902          902 *

CLASS C    163          163 *

          $ 25,082     $ 18,249

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT    % OF AVERAGE NET ASSETS

CLASS A                $ 2,944   .17 *

CLASS T                 6,796    .31 *

CLASS B                 5,686    .36 *

CLASS C                 4,808    .28 *

INSTITUTIONAL CLASS     1,358    .21 *

                       $ 21,592

  *  ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc. maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $347 for the period.

5. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               2.00%                    $ 16,240

CLASS T               2.25%                     24,017

CLASS B               2.75%                     18,248

CLASS C               2.75%                     18,611

INSTITUTIONAL CLASS   1.75%                     6,425

                                               $ 83,541

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,323 under this arrangement.

6. BENEFICIAL INTEREST.

At the end of the period, FMR and its affiliates were record owners of approximately 25% of the total outstanding shares of the fund. In addition, 1 unaffiliated shareholder was record owner of more than 29% of the total outstanding shares of the fund.

7. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

          SIX MONTHS ENDED   DECEMBER 17, 1998
          APRIL 30,          (COMMENCEMENT OF OPERATIONS)
          2000               TO OCTOBER 31,
                             1999

FROM NET REALIZED GAIN

Class A                 $ 42,316   $ -

Class T                  66,024     -

Class B                  48,844     -

Class C                  53,185     -

Institutional Class      28,135     -

Total                   $ 238,504  $ -

8. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                                    DOLLARS

                                SIX MONTHS ENDED APRIL 30,  DECEMBER 17, 1998             SIX MONTHS
                                                            (COMMENCEMENT OF OPERATIONS)  ENDED
                                                            TO OCTOBER 31,                APRIL 30,

                                2000                        1999                          2000



CLASS A Shares sold                                          204,600                      $ 9,102,900
                                 670,065

Reinvestment of distributions    3,410                       -                             42,316

Shares redeemed                  (19,052)                    (47,401)                      (245,244)

Net increase (decrease)          654,423                     157,199                      $ 8,899,972

CLASS T Shares sold              234,062                     308,848                      $ 3,080,197

Reinvestment of distributions    5,110                       -                             63,362

Shares redeemed                  (87,822)                    (36,520)                      (1,151,286)

Net increase (decrease)          151,350                     272,328                      $ 1,992,273

CLASS B Shares sold              151,286                     195,520                      $ 1,968,051

Reinvestment of distributions    3,807                       -                             46,976

Shares redeemed                  (15,889)                    (1,787)                       (205,392)

Net increase (decrease)          139,204                     193,733                      $ 1,809,635

CLASS C Shares sold              114,159                     227,333                      $ 1,476,413

Reinvestment of distributions    3,366                       -                             41,574

Shares redeemed                  (5,150)                     (1,196)                       (66,726)

Net increase (decrease)          112,375                     226,137                      $ 1,451,261

INSTITUTIONAL CLASS Shares       967                         100,058                      $ 12,355
sold

Reinvestment of distributions    2,256                       -                             28,016

Shares redeemed                  (59)                        -                             (805)

Net increase (decrease)          3,164                       100,058                      $ 39,566



                                DOLLARS

                                DECEMBER 17, 1998
                                (COMMENCEMENT OF OPERATIONS)
                                TO OCTOBER 31,

                                1999



CLASS A Shares sold             $ 2,159,660


Reinvestment of distributions    -

Shares redeemed                  (538,542)

Net increase (decrease)         $ 1,621,118

CLASS T Shares sold             $ 3,281,859

Reinvestment of distributions    -

Shares redeemed                  (399,799)

Net increase (decrease)         $ 2,882,060

CLASS B Shares sold             $ 2,047,118

Reinvestment of distributions    -

Shares redeemed                  (19,401)

Net increase (decrease)         $ 2,027,717

CLASS C Shares sold             $ 2,384,524

Reinvestment of distributions    -

Shares redeemed                  (13,207)

Net increase (decrease)         $ 2,371,317

INSTITUTIONAL CLASS Shares      $ 1,000,611
sold

Reinvestment of distributions    -

Shares redeemed                  -

Net increase (decrease)         $ 1,000,611


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity International Investments Advisors (U.K.) Limited
Fidelity Investments Japan Ltd.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Richard C. Habermann, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

* INDEPENDENT TRUSTEES

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
State Street Bank and Trust Company
Quincy, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant (registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value
Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

AGLO-SANN-0600  103574
1.719689.101

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
JAPAN
FUND - INSTITUTIONAL CLASS

SEMIANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    9   A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           10  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  16  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 25  Notes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE



(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(Registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR JAPAN FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV JAPAN - INST CL   10.81%         76.43%       111.54%

TOPIX                          2.10%          37.05%       63.59%

Japanese Funds Average         5.46%          52.96%       n/a

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,400 stocks traded in the Japanese market. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 48 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV JAPAN - INST CL     76.43%       72.79%

TOPIX                            37.05%       43.23%

Japanese Funds Average           52.96%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Japan -CL I              TOPIX
             00744                       TK001
  1998/12/17      10000.00                    10000.00
  1998/12/31      10290.00                    10238.23
  1999/01/31      10150.00                    10289.31
  1999/02/28      10010.00                    10044.32
  1999/03/31      11310.00                    11394.22
  1999/04/30      11990.00                    11936.61
  1999/05/31      11500.00                    11401.97
  1999/06/30      13350.00                    12483.01
  1999/07/31      15060.00                    13756.39
  1999/08/31      16400.00                    14193.44
  1999/09/30      17690.00                    15124.67
  1999/10/31      19090.00                    16022.57
  1999/11/30      21690.00                    17184.50
  1999/12/31      24387.82                    18008.15
  2000/01/31      22557.21                    17031.27
  2000/02/29      23675.92                    16762.53
  2000/03/31      23289.46                    17826.50
  2000/04/28      21153.74                    16359.34
IMATRL PRASUN   SHR__CHT 20000430 20000518 135324 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Institutional Class on December 17, 1998, when the fund started. As the chart shows, by April 30, 2000, the value of the investment would have grown to $21,154 - a 111.54% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index (TOPIX) did over the same period. With dividends reinvested, the same $10,000 would have grown to $16,359 - a 63.59% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Resembling their counterparts in the
United States, the majority of major
international equity markets
travelled a similar path of
performance during the six-month
period ending April 30, 2000, with
several months of spectacular returns
spurred by high-flying technology
and telecommunications stocks
followed by profit taking and
valuation concerns in March and
April. Still, the majority of
international equity indexes closed
out the period with fairly strong
positive returns. The Morgan
Stanley Capital International EAFE(registered trademark)
Index - which measures the
performance of stock markets in
Europe, Australasia and the Far
East - closed the six months
ending April 30, 2000, up 6.81%.
Of course, some countries
contributed more than others.
Japan, the equity market darling of
1999, so far has found the first year
of the new millennium a little more
daunting, with the Tokyo Stock
Exchange Index down 9.16%
year-to-date and up just 2.10% for
the six-month period. European
markets, as measured by the
Morgan Stanley Europe Index,
returned 8.43% during the past six
months on the strength of favorable
corporate earnings. In general,
emerging markets, which enjoyed a
strong comeback in 1999,
continued their momentum into
2000, highlighted by the six-month
13.87% gain posted by the Morgan
Stanley Emerging Market Free
Index.

(photograph of Brenda Reed)

An interview with Brenda Reed, Portfolio Manager of Fidelity Advisor
Japan Fund

Q. HOW DID THE FUND PERFORM, BRENDA?

A. The fund managed to finish well ahead of its benchmarks in an increasingly volatile market environment. For the six months that ended April 30, 2000, the fund's Institutional Class shares returned 10.81%, beating the Tokyo Stock Exchange Index (TOPIX) and the Japanese funds average tracked by Lipper Inc., which had respective returns of 2.10% and 5.46%. For the 12 months that ended April 30, 2000, the fund's Institutional Class shares returned 76.43%. By comparison, the index and the average returned 37.05% and 52.96%, respectively.

Q. WHY DID THE FUND BEAT THE INDEX AND ITS PEER GROUP DURING THE
SIX-MONTH PERIOD?

A. Most of the fund's relative outperformance occurred in the final two months of 1999, when stock markets worldwide staged a powerful but narrow rally led by the market sectors representing the new economy - technology, media and telecommunications. Favorable stock selection and overweightings in these critical sectors enabled the fund to pull ahead of the index and the average by a wide margin. Unfortunately, new economy stocks gave up much of their gains during the rest of the period. At the same time, cyclical and defensive stocks staged a comeback. I rotated some money into these rebounding sectors, but technology remained the fund's largest sector allocation - 23.5% of net assets - at the end of the period. I couldn't see enough long-term growth potential in cyclical and defensive stocks to make a radical readjustment in the fund's focus.

Q. WITHIN TECHNOLOGY AND TELECOMMUNICATIONS, WHERE DID YOU CONCENTRATE THE FUND'S INVESTMENTS?

A. I focused mainly on two areas. First, I emphasized companies - such as NTT DoCoMo, Kyocera and Murata Manufacturing - that either provide cellular phone services or make components for cellular phones. These companies have extremely cost-efficient operations, and they also benefited from the ability to raise prices due to healthy worldwide demand. The other area of interest to me was factory automation. The robust recovery in Southeast Asia, where Japanese companies making automation equipment do much of their business, boosted revenue and earnings prospects for them. Omron was an example of a holding in this latter category.

Q. WHAT STOCKS DID WELL FOR THE FUND?

A. Furukawa Electric was a key contributor and represented my biggest overweighted position relative to the index. The company makes fiber-optic cable, but the most exciting aspect of its business is WDM
- wave division multiplexing. WDM involves using lasers and mirrors to split light into its component parts and increase the capacity of fiber-optic pathways. In addition, the company has significant holdings of U.S. stock JDS Uniphase, to which it also is a supplier. Another solid performer was Toyota Motor Corp., which saw strong growth in its U.S. car sales. Investors also responded positively to Toyota's recent move to invest in the cellular telecommunications area.

Q. WHAT STOCKS WERE DISAPPOINTING?

A. Cellular holding Hikari Tsushin, formerly a standout performer, ran into several problems during the period. The company's rapid growth occurred without sufficiently tight management controls, resulting in loose accounting practices at some stores. Furthermore, although the cellular market in Japan continued to boom, growth slowed from the unsustainably high levels of the past year or two. Finally, the company's president was the victim of some extremely negative press coverage, much of which amounted to personal attacks of questionable credibility. Nonetheless, I sold much of the fund's holdings of Hikari Tsushin for valuation reasons during the period.

Q. WHAT'S YOUR OUTLOOK, BRENDA?

A. Earlier in the most recent fiscal year, Japan experienced two consecutive quarters of negative GDP, which meant that the country had entered a recession according to the traditional definition of that term. However, due to the confusing way in which the government measures consumer spending, most analysts believe that economic growth for that period was understated. There are currently many signs of improvement - for example, healthy sales of computers and cellular phones, increased capital spending, rising employment and robust growth in international travel. These mixed signals for the economy make stock selection difficult. As a result, my short-term focus will be on keeping the fund's sector weightings close to those of TOPIX and emphasizing strong earnings potential.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: long-term growth of
capital by investing mainly in
equity securities of Japanese
issuers

START DATE: December 17, 1998

SIZE: as of April 30, 2000,
more than $150 million

MANAGER: Brenda Reed,
since 1998; joined Fidelity in
1992


BRENDA REED ON JAPAN'S
ZERO INTEREST-RATE POLICY:

"As a way of stimulating the depressed
economy, Japanese monetary officials
have kept short-term interest rates
around 0% for the past several years.
However, recently there has been talk
of raising rates - perhaps as a way
of fending off deflation, a condition in which prices and wages actually decline. In the long term, I think there's no question that such a move is desirable. Artificially low interest rates subsidize inefficient uses of capital and allow marginal companies to survive. Higher rates, on the other hand, would help weed out these marginal companies by raising their cost of capital, forcing many of them into bankruptcy. The strong would survive, and an economy populated mostly by strong companies would have many benefits.

"Unfortunately, the `medicine' of
higher interest rates would have some
negative short-term repercussions.
An increase in bankruptcies at a time
when the country appears to be
getting back on its feet would result
in more negative consumer sentiment
- not the ideal way to stimulate
spending. Furthermore, increased
borrowing costs would cut into
corporate profits. Fortunately, the
fund is well-positioned because of its
emphasis on companies with clean
balance sheets and declining debt.
Nevertheless, rising rates tend to
create a difficult environment for
stocks in many sectors, as we have
seen in the United States during the
past year."

NOTE TO SHAREHOLDERS: Effective
June 16, 2000, William Kennedy will
become Portfolio Manager of Fidelity
Advisor Japan Fund.


INVESTMENT CHANGES





TOP TEN STOCKS BY ISSUER AS
OF APRIL 30, 2000

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

NTT DoCoMo, Inc.                  8.2                     5.8

Toyota Motor Corp.                4.2                     2.4

Furukawa Electric Co. Ltd.        3.0                     1.2

Sony Corp.                        2.8                     1.5

Rohm Co. Ltd.                     2.7                     1.5

Takeda Chemical Industries Ltd.   2.6                     2.4

The Suruga Bank Ltd.              2.5                     0.1

Kyocera Corp.                     2.4                     2.0

Softbank Corp.                    2.3                     2.4

Murata Manufacturing Co. Ltd.     2.1                     0.0

                                  32.8                    19.3

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

Technology                        23.5                    24.7

Utilities                         12.4                    14.6

Durables                          12.3                    12.1

Industrial Machinery &            9.7                     5.8
Equipment

Finance                           9.1                     12.3



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000                                        AS OF OCTOBER 31, 1999

Stocks                          95.2%                       Stocks                            94.9%

Short-Term Investments and                                  Short-Term Investments and
Net Other Assets                 4.8%                       Net Other Assets                   5.1%

Row: 1, Col: 1, Value: 95.2                                 Row: 1, Col: 1, Value: 94.90000000000001
Row: 1, Col: 2, Value: 0.0                                  Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                  Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                  Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                  Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                  Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                  Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.8                                  Row: 1, Col: 8, Value: 5.1





INVESTMENTS APRIL 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 95.2%

                                 SHARES                     VALUE (NOTE 1)

BASIC INDUSTRIES - 5.6%

CHEMICALS & PLASTICS - 5.1%

Asahi Chemical Industry Co.       191,000                   $ 1,098,594
Ltd. (a)

Hitachi Chemical Co. Ltd.         37,000                     944,331

Kaneka Corp.                      112,000                    1,439,615

Mitsubishi Chemical Corp.         234,000                    936,952

Nippon Zeon Co. Ltd.              181,000                    1,121,417

Nissan Chemical Industries        129,000                    694,267
Co. Ltd.

Shin-Etsu Chemical Co. Ltd.       28,000                     1,478,454

                                                             7,713,630

PAPER & FOREST PRODUCTS - 0.5%

Nippon Paper Industries Co.       121,000                    765,341
Ltd.

TOTAL BASIC INDUSTRIES                                       8,478,971

CONSTRUCTION & REAL ESTATE -
2.0%

BUILDING MATERIALS - 1.1%

Nippon Sheet Glass Co. Ltd.       180,000                    1,597,929

CONSTRUCTION - 0.5%

Daito Trust Construction Co.      51,200                     804,883

REAL ESTATE - 0.4%

Mitsubishi Estate Co. Ltd.        52,000                     584,243

TOTAL CONSTRUCTION & REAL                                    2,987,055
ESTATE

DURABLES - 12.3%

AUTOS, TIRES, & ACCESSORIES -
7.2%

Honda Motor Co. Ltd. (a)          36,000                     1,593,000

Tokai Corp.                       75,000                     825,319

Toyoda Gosei Co. Ltd.             35,000                     2,022,841

Toyota Motor Corp.                126,000                    6,296,063

                                                             10,737,223

CONSUMER ELECTRONICS - 5.1%

Matsushita Electric               59,000                     1,572,350
Industrial Co. Ltd.

Pioneer Corp.                     33,000                     900,222

Sharp Corp.                       50,000                     964,028

Sony Corp.                        16,600                     1,872,687

Sony Corp. (New)                  21,500                     2,425,469

                                                             7,734,756

TOTAL DURABLES                                               18,471,979

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1)

FINANCE - 9.1%

BANKS - 5.8%

Bank of Tokyo-Mitsubishi Ltd.     80,000                    $ 1,031,256

Dai-Ichi Kangyo Bank Ltd.         251,000                    2,079,674

Fuji Bank Ltd.                    100,000                    832,254

Sakura Bank Ltd.                  155,000                    1,086,462

The Suruga Bank Ltd.              218,000                    3,729,425

                                                             8,759,071

SECURITIES INDUSTRY - 3.3%

Daiwa Securities Group, Inc.      154,000                    2,349,732

Nikko Securities Co. Ltd.         72,000                     848,900

Nomura Securities Co. Ltd.        67,000                     1,685,223

                                                             4,883,855

TOTAL FINANCE                                                13,642,926

HEALTH - 8.4%

DRUGS & PHARMACEUTICALS - 7.2%

Fujisawa Pharmaceutical Co.       71,000                     2,659,053
Ltd.

Sankyo Co. Ltd.                   26,000                     572,221

Takeda Chemical Industries        59,000                     3,879,138
Ltd.

Yamanouchi Pharmaceutical Co.     49,000                     2,587,294
Ltd.

Yoshitomi Pharmaceutical          80,000                     1,124,468
Industries Ltd.

                                                             10,822,174

MEDICAL EQUIPMENT & SUPPLIES
- 1.2%

Hoya Corp.                        17,000                     1,729,240

TOTAL HEALTH                                                 12,551,414

INDUSTRIAL MACHINERY &
EQUIPMENT - 9.7%

ELECTRICAL EQUIPMENT - 7.7%

Furukawa Electric Co. Ltd.        325,000                    4,505,040

Mitsubishi Electric Corp.         105,000                    896,199

Murata Manufacturing Co. Ltd.     16,000                     3,107,083

Omron Corp.                       112,000                    3,044,942

                                                             11,553,264

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.0%

SMC Corp.                         7,500                     $ 1,491,123

THK Co. Ltd.                      36,600                     1,539,948

                                                             3,031,071

TOTAL INDUSTRIAL MACHINERY &                                 14,584,335
EQUIPMENT

MEDIA & LEISURE - 4.1%

BROADCASTING - 2.6%

Fuji Television Network, Inc.     98                         1,631,219

Tokyo Broadcasting System,        53,000                     2,303,495
Inc.

                                                             3,934,714

LEISURE DURABLES & TOYS - 0.8%

Nintendo Co. Ltd.                 7,600                      1,265,027

PUBLISHING - 0.4%

Kadokawa Shoten Publishing        3,500                      566,395
Co. Ltd.

RESTAURANTS - 0.3%

Saizeriya Co. Ltd.                5,200                      403,921

TOTAL MEDIA & LEISURE                                        6,170,057

NONDURABLES - 1.7%

BEVERAGES - 0.5%

Kirin Beverage Corp.              34,000                     672,832

FOODS - 0.6%

Ajinomoto Co., Inc.               84,000                     959,312

HOUSEHOLD PRODUCTS - 0.6%

Lion Corp.                        26,000                     106,991

Shiseido Co. Ltd.                 61,000                     770,538

                                                             877,529

TOTAL NONDURABLES                                            2,509,673

RETAIL & WHOLESALE - 2.3%

APPAREL STORES - 0.8%

World Co. Ltd.                    11,600                     871,019

World Co. Ltd. New                4,750                      356,667

                                                             1,227,686

GENERAL MERCHANDISE STORES -
1.1%

Seven Eleven Japan Co. Ltd.       13,000                     1,598,853

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.4%

Don Quijote Co. Ltd.              3,400                     $ 575,365

TOTAL RETAIL & WHOLESALE                                     3,401,904

SERVICES - 2.8%

ADVERTISING - 1.1%

Asatsu-DK, Inc.                   38,900                     1,604,346

SERVICES - 1.7%

Nippon System Development Co.     15,600                     1,487,294
Ltd.

Secom Co. Ltd.                    9,000                      754,023

Shinki Co. Ltd.                   14,500                     344,600

                                                             2,585,917

TOTAL SERVICES                                               4,190,263

TECHNOLOGY - 23.5%

COMMUNICATIONS EQUIPMENT - 0.7%

NEC Corp.                         38,000                     1,033,105

COMPUTER SERVICES & SOFTWARE
- 5.2%

Capcom Co. Ltd.                   4,350                      160,903

Fujitsu Ltd.                      100,000                    2,829,665

Hitachi Information Systems       41,000                     1,588,589
Co. Ltd.

KOEI Co. Ltd.                     3,180                      114,097

Konami Co. Ltd.                   1,000                      61,032

Konami Co. Ltd. New               7,500                      437,627

Net One Systems Co. Ltd.          24                         818,938

Oracle Corp. Japan                500                        402,256

Square Co. Ltd.                   6,100                      448,446

Trend Micro, Inc. (a)             6,000                      898,835

                                                             7,760,388

COMPUTERS & OFFICE EQUIPMENT
- 5.6%

Canon, Inc.                       43,000                     1,996,812

Oki Electric Industry Co.         151,000                    1,061,217
Ltd. (a)

Ricoh Co. Ltd.                    88,000                     1,855,373

Softbank Corp.                    3,900                      959,312

Softbank Corp. New                10,400                     2,558,165

                                                             8,430,879

ELECTRONIC INSTRUMENTS - 0.7%

Tokyo Seimitsu Co. Ltd.           10,700                     1,118,088

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONICS - 10.5%

Hirose Electric Co. Ltd.          8,300                     $ 1,002,386

Hosiden Corp.                     19,000                     885,519

Kyocera Corp.                     21,900                     3,636,769

Mitsumi Electric Co. Ltd.         20,000                     824,857

Nichicon Corp.                    73,000                     1,957,648

Nidec Corp.                       7,000                      485,482

Nidec Corp. New                   6,700                      464,675

Nitto Denko Corp.                 42,000                     1,646,754

Rohm Co. Ltd.                     11,900                     3,983,540

Toko, Inc.                        96,000                     798,964

                                                             15,686,594

PHOTOGRAPHIC EQUIPMENT - 0.8%

Fuji Photo Film Co. Ltd.          16,000                     656,000

Konica Corp. (a)                  122,000                    587,775

                                                             1,243,775

TOTAL TECHNOLOGY                                             35,272,829

TRANSPORTATION - 1.3%

AIR TRANSPORTATION - 0.7%

Nippon Express Co. Ltd.           164,000                    1,034,289

RAILROADS - 0.6%

West Japan Railway Co.            268                        921,916

TOTAL TRANSPORTATION                                         1,956,205

UTILITIES - 12.4%

CELLULAR - 8.3%

Hikari Tsushin, Inc.              1,400                      201,960

NTT DoCoMo, Inc.                  367                        12,251,434

                                                             12,453,394

TELEPHONE SERVICES - 4.1%

DDI Corp.                         166                        1,903,458

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

KDD Corp.                         14,500                    $ 1,678,750

Nippon Telegraph & Telephone      210                        2,602,182
Corp.

                                                             6,184,390

TOTAL UTILITIES                                              18,637,784

TOTAL COMMON STOCKS                                          142,855,395
(Cost $116,264,608)

CASH EQUIVALENTS - 6.5%



Taxable Central Cash Fund,        9,774,828                  9,774,828
5.77% (b) (Cost $9,774,828)

TOTAL INVESTMENT PORTFOLIO -                                 152,630,223
101.7%
(Cost $126,039,436)

NET OTHER ASSETS - (1.7)%                                    (2,529,708)

NET ASSETS - 100%                                           $ 150,100,515

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $127,632,091. Net unrealized appreciation aggregated $24,998,132, of which $31,408,078 related to appreciated investment securities and $6,409,946 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                APRIL 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at                $ 152,630,223
value (cost $126,039,436) -
See accompanying schedule

Receivable for investments                   6,665,669
sold

Receivable for fund shares                   179,392
sold

Dividends receivable                         242,834

Interest receivable                          30,439

 TOTAL ASSETS                                159,748,557

LIABILITIES

Payable for investments        $ 8,939,132
purchased

Payable for fund shares         448,924
redeemed

Accrued management fee          93,548

Distribution fees payable       91,096

Other payables and accrued      75,342
expenses

 TOTAL LIABILITIES                           9,648,042

NET ASSETS                                  $ 150,100,515

Net Assets consist of:

Paid in capital                             $ 125,133,423

Distributions in excess of                   (1,358,162)
net investment income

Accumulated undistributed net                (264,131)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  26,589,385
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 150,100,515

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                APRIL 30, 2000 (UNAUDITED)

CALCULATION OF MAXIMUM             $20.72
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($21,427,052 (divided by)
1,034,257 shares)

Maximum offering price per         $21.98
share (100/94.25 of $20.72)

CLASS T: NET ASSET VALUE and       $20.67
redemption price per share
($46,743,407 (divided by)
2,261,225 shares)

Maximum offering price per         $21.42
share (100/96.50 of $20.67)

CLASS B: NET ASSET VALUE and       $20.53
offering price per share
($42,052,645 (divided by)
2,048,554 shares) A

CLASS C: NET ASSET VALUE and       $20.55
offering price per share
($35,597,871 (divided by)
1,731,848 shares) A

INSTITUTIONAL CLASS: NET           $20.80
ASSET VALUE, offering price
and redemption price  per
share ($4,279,540 (divided
by) 205,784 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED APRIL 30,
                                      2000 (UNAUDITED)

INVESTMENT INCOME                            $ 295,481
Dividends

Interest                                      232,947

                                              528,428

Less foreign taxes withheld                   (44,322)

 TOTAL INCOME                                 484,106

EXPENSES

Management fee                   $ 557,088

Transfer agent fees               185,996

Distribution fees                 552,707

Accounting fees and expenses      45,891

Non-interested trustees'          208
compensation

Custodian fees and expenses       54,426

Registration fees                 81,833

Audit                             9,509

Legal                             1,127

Interest                          724

Miscellaneous                     198

 Total expenses before            1,489,707
reductions

 Expense reductions               (25,362)    1,464,345

NET INVESTMENT INCOME (LOSS)                  (980,239)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            622,973

 Foreign currency transactions    (418,585)   204,388

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            8,531,291

 Assets and liabilities in        (1,954)     8,529,337
foreign currencies

NET GAIN (LOSS)                               8,733,725

NET INCREASE (DECREASE) IN                   $ 7,753,486
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               SIX MONTHS ENDED APRIL 30,  DECEMBER 17, 1998
                               2000 (UNAUDITED)            (COMMENCEMENT OF OPERATIONS)
                                                           TO OCTOBER 31, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (980,239)                 $ (312,413)
income (loss)

 Net realized gain (loss)       204,388                     1,426,579

 Change in net unrealized       8,529,337                   18,060,048
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     7,753,486                   19,174,214
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (86,348)                    -
From net investment income

 In excess of net investment    (377,923)                   -
income

 From net realized gain         (1,117,801)                 -

 In excess of net realized      (264,131)                   -
gain

 TOTAL DISTRIBUTIONS            (1,846,203)                 -

Share transactions - net        65,515,557                  59,503,461
increase (decrease)

  TOTAL INCREASE (DECREASE)     71,422,840                  78,677,675
IN NET ASSETS

NET ASSETS

 Beginning of period            78,677,675                  -

 End of period (including      $ 150,100,515               $ 78,677,675
under (over) distribution of
net investment income of
$(1,358,162) and $200,753,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 19.04                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.09)                            (.13)

Net realized and unrealized       2.11                             9.17
gain (loss)

Total from investment             2.02                             9.04
operations

Less Distributions

From net investment income        (.02)                            -

In excess of net investment       (.08)                            -
income

From net realized gain            (.19)                            -

In excess of net realized gain    (.05)                            -

Total distributions               (.34)                            -

Net asset value, end of period   $ 20.72                          $ 19.04

TOTAL RETURN B, C                 10.63%                           90.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 21,427                         $ 7,130
(000 omitted)

Ratio of expenses to average      1.50% A                          2.02% A, F
net assets

Ratio of expenses to average      1.47% A, G                       2.01% A, G
net assets after expense
reductions

Ratio of net investment           (.83)% A                         (1.04)% A
income (loss) to average net
assets

Portfolio turnover                170% A                           152% A


A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 19.01                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.11)                            (.17)

Net realized and unrealized       2.10                             9.18
gain (loss)

Total from investment             1.99                             9.01
operations

Less Distributions

From net investment income        (.02)                            -

In excess of net investment       (.07)                            -
income

From net realized gain            (.19)                            -

In excess of net realized gain    (.05)                            -

 Total distributions              (.33)                            -

Net asset value, end of period   $ 20.67                          $ 19.01

TOTAL RETURN B, C                 10.48%                           90.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 46,743                         $ 25,682
(000 omitted)

Ratio of expenses to average      1.75% A                          2.27% A, F
net assets

Ratio of expenses to average      1.72% A, G                       2.26% A, G
net assets after  expense
reductions

Ratio of net investment           (1.08)% A                        (1.29)% A
income (loss) to average net
assets

Portfolio turnover                170% A                           152% A


A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 18.92                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.17)                            (.23)

Net realized and unrealized       2.09                             9.15
gain (loss)

Total from investment             1.92                             8.92
operations

Less Distributions

From net investment income        (.01)                            -

In excess of net investment       (.06)                            -
income

From net realized gain            (.19)                            -

In excess of net realized gain    (.05)                            -

Total distributions               (.31)                            -

Net asset value, end of period   $ 20.53                          $ 18.92

TOTAL RETURN B, C                 10.16%                           89.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 42,053                         $ 20,667
(000 omitted)

Ratio of expenses to average      2.30% A                          2.78% A, F
net assets

Ratio of expenses to average      2.27% A, G                       2.77% A, G
net assets after  expense
reductions

Ratio of net investment           (1.63)% A                        (1.79)% A
income (loss) to average net
assets

Portfolio turnover                170% A                           152% A


A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 18.93                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.16)                            (.24)

Net realized and unrealized       2.09                             9.17
gain (loss)

Total from investment             1.93                             8.93
operations

Less Distributions

From net investment income        (.01)                            -

In excess of net investment       (.06)                            -
income

From net realized gain            (.19)                            -

In excess of net realized gain    (.05)                            -

Total distributions               (.31)                            -

Net asset value, end of period   $ 20.55                          $ 18.93

TOTAL RETURN B, C                 10.21%                           89.30%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 35,598                         $ 22,213
(000 omitted)

Ratio of expenses to average      2.22% A                          2.78% A, F
net assets

Ratio of expenses to average      2.19% A, G                       2.76% A, G
net assets after  expense
reductions

Ratio of net investment           (1.55)% A                        (1.79)% A
income (loss) to average net
assets

Portfolio turnover                170% A                           152% A


A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 19.09                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.06)                            (.10)

Net realized and unrealized       2.12                             9.19
gain (loss)

Total from investment             2.06                             9.09
operations

Less Distributions

From net investment income        (.02)                            -

In excess of net investment       (.09)                            -
income

From net realized gain            (.19)                            -

In excess of net realized gain    (.05)                            -

Total distributions               (.35)                            -

Net asset value, end of period   $ 20.80                          $ 19.09

TOTAL RETURN B, C                 10.81%                           90.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,280                          $ 2,986
(000 omitted)

Ratio of expenses to average      1.20% A                          1.77% A, F
net assets

Ratio of expenses to average      1.16% A, G                       1.76% A, G
net assets after  expense
reductions

Ratio of net investment           (.52)% A                         (.78)% A
income (loss) to average net
assets

Portfolio turnover                170% A                           152% A


A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Japan Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income gain remaining at fiscal year end is distributed in the following year.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $180,204,604 and $121,158,220, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .73% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

DISTRIBUTION AND SERVICE PLAN - CONTINUED

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 22,120     $ 666

CLASS T    125,882      1,450

CLASS B    194,606      146,701

CLASS C    210,099      123,123

          $ 552,707    $ 271,940


SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 102,356    $ 55,255

CLASS T    106,770      31,694

CLASS B    123,418      123,418*

CLASS C    30,230       30,230*

          $ 362,774    $ 240,597

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 21,814   .25*

CLASS T                 61,142    .25*

CLASS B                 54,842    .29*

CLASS C                 43,698    .21*

INSTITUTIONAL CLASS     4,500     .20*

                       $ 185,996

* ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $4,729 for the period.

5. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which the loan was outstanding amounted to $4,234,000. The weighted average interest rate was 6.16%.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $25,195 under this arrangement.

In addition, through an arrangement with the each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, each applicable class' expenses were reduced as follows under the transfer agent arrangements:

          TRANSFER AGENT CREDITS

CLASS C   $ 167

7. BENEFICIAL INTEREST.

At the end of the period, one shareholder was record owner of approximately 20% of the total outstanding shares of the fund.

8. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                                SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED  OCTOBER 31,1999

FROM NET INVESTMENT INCOME

Class A                         $ 8,622                          $ -

Class T                          33,442                           -

Class B                          18,058                           -

Class C                          22,474                           -

Institutional Class              3,752                            -

Total                           $ 86,348                         $ -

IN EXCESS OF NET INVESTMENT
INCOME

Class A                         $ 37,734                         $ -

Class T                          146,369                          -

Class B                          79,034                           -

Class C                          98,362                           -

Institutional Class              16,424                           -

Total                           $ 377,923                        $ -

FROM NET REALIZED GAIN

Class A                         $ 89,989                         $ -

Class T                          387,849                          -

Class B                          269,245                          -

Class C                          335,111                          -

Institutional Class              35,607                           -

Total                           $ 1,117,801                      $ -

IN EXCESS OF NET REALIZED GAIN

Class A                         $ 21,264                         $ -

Class T                          91,647                           -

Class B                          63,621                           -

Class C                          79,185                           -

Institutional Class              8,414                            -

Total                           $ 264,131                        $ -

                                $ 1,846,203                      $ -


9. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                                  DOLLARS

                                SIX MONTHS ENDED APRIL 30,  DECEMBER 17, 1998           SIX MONTHS ENDED APRIL 30,
                                                            (COMMENCEMENT  OF
                                                            OPERATIONS) TO OCTOBER 31,

                                2000                        1999                        2000



CLASS A Shares sold              1,024,717                   423,324                    $ 22,476,182

Reinvestment of distributions    6,298                       -                           129,234

Shares redeemed                  (371,161)                   (48,921)                    (8,065,822)

Net increase (decrease)          659,854                     374,403                    $ 14,539,594

CLASS T Shares sold              2,173,352                   1,859,477                  $ 45,896,183

Reinvestment of distributions    23,648                      -                           484,785

Shares redeemed                  (1,286,400)                 (508,852)                   (28,212,953)

Net increase (decrease)          910,600                     1,350,625                  $ 18,168,015

CLASS B Shares sold              1,612,602                   1,232,591                  $ 34,828,662

Reinvestment of distributions    16,921                      -                           345,351

Shares redeemed                  (673,101)                   (140,459)                   (14,395,478)

Net increase (decrease)          956,422                     1,092,132                  $ 20,778,535

CLASS C Shares sold              1,878,755                   1,586,570                  $ 39,653,561

Reinvestment of distributions    18,308                      -                           373,848

Shares redeemed                  (1,338,469)                 (413,316)                   (29,016,975)

Net increase (decrease)          558,594                     1,173,254                  $ 11,010,434

INSTITUTIONAL CLASS Shares       145,323                     164,732                    $ 3,117,148
sold

Reinvestment of distributions    1,495                       -                           30,777

Shares redeemed                  (97,386)                    (8,380)                     (2,128,946)

Net increase (decrease)          49,432                      156,352                    $ 1,018,979



                                DOLLARS

                                DECEMBER 17, 1998
                                (COMMENCEMENT  OF
                                OPERATIONS) TO OCTOBER 31,

                                1999



CLASS A Shares sold             $ 5,943,698

Reinvestment of distributions    -

Shares redeemed                  (679,705)

Net increase (decrease)         $ 5,263,993

CLASS T Shares sold             $ 27,451,689

Reinvestment of distributions    -

Shares redeemed                  (8,433,226)

Net increase (decrease)         $ 19,018,463

CLASS B Shares sold             $ 18,325,581

Reinvestment of distributions    -

Shares redeemed                  (2,237,447)

Net increase (decrease)         $ 16,088,134

CLASS C Shares sold             $ 23,987,260

Reinvestment of distributions    -

Shares redeemed                  (6,867,482)

Net increase (decrease)         $ 17,119,778

INSTITUTIONAL CLASS Shares      $ 2,149,856
sold

Reinvestment of distributions    -

Shares redeemed                  (136,763)

Net increase (decrease)         $ 2,013,093








INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity International
Investment Advisors
(U.K.) Limited
Fidelity Investments Japan Ltd.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Brenda A. Reed, Vice President
Richard A. Spillane, Jr., Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

* INDEPENDENT TRUSTEES

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
State Street Bank and Trust Company
Quincy, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

AJAFI-SANN-0600  104121
1.719836.101

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Alloaction Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
LATIN AMERICA
FUND - INSTITUTIONAL CLASS

SEMIANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    9   A summary of the fund's
                          investments.

INVESTMENTS           10  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  13  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 22  Notes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE



(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(Registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR LATIN AMERICA FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV LATIN AMERICA -   19.37%         11.17%       39.30%
INSTITUTIONAL CL

MSCI EMF - Latin America       20.84%         14.10%       45.70%

Latin American Funds Average   25.73%         17.12%       n/a

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 21, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital International Emerging Markets Free - Latin America Index - a market capitalization-weighted index of approximately 190 stocks traded in seven Latin American markets. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 51 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV LATIN AMERICA -     11.17%       27.62%
INSTITUTIONAL CL

MSCI EMF - Latin America         14.10%       31.91%

Latin American Funds Average     17.12%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Latin America -CL I      MS EMF Latin America
             00749                       MS007
  1998/12/21      10000.00                    10000.00
  1998/12/31       9840.00                     9890.78
  1999/01/31       8690.00                     8719.68
  1999/02/28       9360.00                     9276.11
  1999/03/31      11080.00                    11161.84
  1999/04/30      12530.00                    12769.74
  1999/05/31      12090.00                    12370.61
  1999/06/30      12850.00                    12959.78
  1999/07/31      11600.00                    11962.45
  1999/08/31      11260.00                    11601.98
  1999/09/30      11300.00                    11791.53
  1999/10/31      11670.00                    12057.40
  1999/11/30      13200.00                    13578.21
  1999/12/31      15420.00                    15715.42
  2000/01/31      14380.00                    15043.50
  2000/02/29      15910.00                    16198.08
  2000/03/31      16170.00                    16332.45
  2000/04/28      13930.00                    14570.02
IMATRL PRASUN   SHR__CHT 20000430 20000525 133330 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Latin America Fund - Institutional Class on December 21, 1998, when the fund started. As the chart shows, by April 30, 2000, the value of the investment would have grown to $13,930 - a 39.30% increase on the initial investment. For comparison, look at how the MSCI EMF - Latin America Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $14,570 - a 45.70% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Resembling their counterparts in the
United States, the majority of major
international equity markets
travelled a similar path of
performance during the six-month
period ending April 30, 2000, with
several months of spectacular returns
spurred by high-flying technology
and telecommunications stocks
followed by profit taking and
valuation concerns in March and
April. Still, the majority of
international equity indexes closed
out the period with fairly strong
positive returns. The Morgan
Stanley Capital International EAFE(registered trademark)
Index - which measures the
performance of stock markets in
Europe, Australasia and the Far
East - closed the six months
ending April 30, 2000, up 6.81%.
Of course, some countries
contributed more than others.
Japan, the equity market darling of
1999, so far has found the first year
of the new millennium a little more
daunting, with the Tokyo Stock
Exchange Index down 9.16%
year-to-date and up just 2.10% for
the six-month period. European
markets, as measured by the
Morgan Stanley Europe Index,
returned 8.43% during the past six
months on the strength of favorable
corporate earnings. In general,
emerging markets, which enjoyed a
strong comeback in 1999,
continued their momentum into
2000, highlighted by the six-month
13.87% gain posted by the Morgan
Stanley Emerging Market Free
Index.

(photograph of Patti Satterthwaite)

An interview with Patti Satterthwaite, Portfolio Manager of Fidelity Advisor Latin America Fund

Q. HOW DID THE FUND PERFORM, PATTI?

A. For the six-month period that ended April 30, 2000, the fund's Institutional Class shares returned 19.37%. In comparison, the Morgan Stanley Capital International Emerging Markets Free - Latin America Index returned 20.84%. During the same period, the Latin American funds average, as tracked by Lipper Inc., returned 25.73%. For the 12-month period that ended April 30, 2000, the fund returned 11.17%. That compared to a 14.10% return for the Morgan Stanley index and 17.12% for the Lipper peer group.

Q. WHAT WERE SOME OF THE KEYS TO THE FUND'S PERFORMANCE DURING THE PAST SIX MONTHS?

A. The fund's overweighted position in Mexico and good stock selection within that country were the biggest contributors to performance. Mexico outperformed just about every market in the Latin American region. In particular, the fund's holdings in Mexican banks performed extremely well. Recently, the country's strengthening economy boosted consumer borrowing activity. Furthermore, banks retained investors' attention with their improved balance sheets, ongoing improvements in the regulatory environment and the prospect of consolidation within the industry. All of these factors pushed the stock prices of holdings such as Grupo Financiero Bancomer and Banacci steadily higher throughout the past six months. Media companies such as Grupo Televisa also helped performance as advertising revenues improved. Another very good performer in Mexico was Telefonos de Mexico (Telmex), the fund's largest holding. It continued to rise in response to the impressive growth in demand for wireless, voice and Internet services. The fund underperformed its peers in large part because there are many new funds in the Lipper peer group that came into existence during the recent strong performance of Latin American markets. Also, many competitors are less diversified than the fund.

Q. WHAT ABOUT DISAPPOINTMENTS?

A. I'd say that the biggest disappointments came as a result of what the fund didn't own. We missed out on the significant appreciation of Telephonica Espana's buyout of most of its telephone subsidiaries in Brazil when I sold Telesp before that buyout was announced.

Q. WHERE DID YOU FIND ATTRACTIVE OPPORTUNITIES IN BRAZIL?

A. Pulp and paper companies in Brazil looked very attractive, both from a valuation and a fundamental standpoint. With the market's focus on faster-growing sectors, pulp and paper companies cheapened up quite a bit. From a fundamental standpoint, inventories kept declining and paper and pulp prices rose. One of my favorites in this area was Votorantim Celulose, a Brazilian pulp producer.

Q. WHAT WAS YOUR APPROACH TO COUNTRIES OTHER THAN MEXICO AND BRAZIL?

A. I tended to underweight the rest of the region. Chilean stocks recently went through a "de-rating." By that I mean that stocks in Chile cheapened when Mexico achieved investment-grade status and attracted money away from Chilean stocks. Prior to that move, Chile was the only investment-grade rated country in Latin America. I also underweighted Argentina because I believed that the economy might weaken in response to potentially deflationary conditions over the next several years.

Q. WHAT'S YOUR OUTLOOK?

A. The Mexican economy continues to look quite strong and corporate earnings appear to be on a healthy track. That said, I slightly reduced the fund's stake in Mexico recently as a precaution against volatility that might arise in conjunction with the upcoming presidential election in July. If the election goes well, I expect the Mexican market to continue to perform well. Brazil's economy appears to be strengthening, which I believe will be a positive for that market. Except for Argentina, I think that most Latin American currencies will appreciate, which also would bode well for the region.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks high total
investment return

START DATE: December 21,
1998

SIZE: as of April 30, 2000,
more than $7 million

MANAGER: Patti Satterthwaite,
since inception; joined
Fidelity in 1986

PATTI SATTERTHWAITE
ON MEXICO'S
CREDIT-RATING UPGRADE:

"In early March, Moody's Investors
Services gave Mexico a coveted
investment-grade rating.
According to Moody's, the credit
rating upgrade came in response
to a number of developments,
including increased exports -
particularly to the U.S. - adoption
of a floating-exchange-rate
system, and fiscal discipline. The
upgrade paved the way for lower
financing costs for Mexican
corporate and government issuers.
The interesting thing is that
Standard & Poor's - the other
major rating agency - has
indicated it will wait until after
the upcoming presidential
election in July before it considers
upgrading the country's credit
rating. S&P currently has Mexico
on `positive' outlook in recognition
of its good economic
performance."

NOTE TO SHAREHOLDERS: Fidelity
Advisor Latin America Fund may
invest up to 35% of its total assets
in any industry which represents more
than 20% of the Latin American
market. As of April 30, 2000, 29%
of the fund's total assets were
invested in telephone service
companies, which accounted for
approximately 31% of the Latin
American market as of April 30,
2000, as represented by the Morgan
Stanley Capital International
(MSCI) Emerging Markets Free -
Latin America Index.


INVESTMENT CHANGES





TOP FIVE STOCKS AS OF APRIL
30, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

Telefonos de Mexico SA de CV    10.4                     11.3
Series L sponsored ADR
(Mexico, Telephone Services)

Carso Global Telecom SA de CV   5.8                      0.0
Series A1  (Mexico,
Telephone Services)

Wal-Mart de Mexico SA de CV     5.6                      0.0
Series C  (Mexico, General
Merchandise Stores)

Telesp Celular Participacoes    5.2                      0.4
SA ADR   (Brazil, Cellular)

Petrobras PN (Pfd. Reg.)        5.1                      0.0
(Brazil, Oil & Gas)

                                32.1                     11.7

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                               % OF FUND'S NET ASSETS   % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

Utilities                       39.2                     29.6

Nondurables                     11.5                     22.0

Media & Leisure                 9.3                      4.6

Finance                         9.3                      9.0

Basic Industries                8.4                      11.4

TOP FIVE COUNTRIES AS OF
APRIL 30, 2000

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S NET ASSETS   % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

Mexico                          43.4                     48.1

Brazil                          34.7                     31.1

Chile                           4.2                      6.2

Peru                            3.8                      3.9

Venezuela                       2.7                      0.0


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000                                          AS OF OCTOBER 31, 1999

Stocks                          95.0%                         Stocks                            95.9%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 5.0%                         Net Other Assets                   4.1%

Row: 1, Col: 1, Value: 95.0                                   Row: 1, Col: 1, Value: 95.90000000000001
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 5.0                                    Row: 1, Col: 8, Value: 4.1







INVESTMENTS APRIL 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 95.0%

                                 SHARES                    VALUE (NOTE 1)

ARGENTINA - 2.3%

Bansud SA Series B (a)            2,800                    $ 5,212

Cresud S.A.C.I.F.y A.             847                       8,364
sponsored ADR

Inversiones y Representacions     586                       17,287
SA sponsored GDR

PC Holdings SA sponsored ADR      8,477                     129,804
(a)

                                                            160,667

BRAZIL - 34.7%

Aracruz Celulose SA sponsored     3,370                     62,977
ADR

Banco Bradesco SA (PN) (a)        11,544,000                85,061

Banco Itau SA                     1,499,000                 112,114

Brahma Cervejaria (Compagnie)     12,000                    186,000
sponsored ADR

Companhia Brasileira de           200                       5,700
Distribuicao Grupo Pao de
Acucar sponsored ADR

Companhia de Tecidos Norte de     80,000                    5,983
Minas (Coteminas) (PN)

Companhia Vale do Rio Doce        11,800                    292,222
(PN-A)

Compania Cimento Portland Itau    50,000                    6,150

Compania Energertica Minas        2,916,000                 44,427
Gerais

Dixie Toga SA                     20,000                    5,983

Embratel Participacoes SA ADR     8,400                     189,000

Perdigao SA                       10,000,000                11,080

Petrobras PN (Pfd. Reg.)          1,521,000                 359,816

Souza Cruz Industria Comerico     6,500                     39,612

Tele Centro Sul Participacoes     1,500                     95,625
SA sponsored ADR

Tele Nordeste Celular             200                       10,400
Participacoes SA sponsored
ADR

Tele Norte Leste                  11,031                    196,490
Participacoes SA ADR

Tele Sudeste Celular              2,200                     94,050
Participacoes SA ADR

Telemig Celular Participacoes     2,900                     169,650
SA ADR

Telesp Celular Participacoes      8,261                     364,517
SA ADR

Votorantim Celulose e Papel       3,742,000                 111,534
SA (PN Reg.)

                                                            2,448,391

BRITISH VIRGIN ISLANDS - 0.6%

El Sitio, Inc.                    4,200                     45,150

CHILE - 4.2%

Compania Cervecerias Unidas       1,400                     31,238
SA sponsored ADR

Compania de                       5,700                     105,450
Telecomunicaciones de Chile
SA sponsored ADR

Distribucion Y Servicio D&S       4,500                     76,500
SA ADR

Embotelladora Andina              4,450                     51,731
sponsored ADR Class A

Enersis SA sponsored ADR          309                       5,755

Vina Concha Stet y Toro SA        650                       25,025
sponsored ADR

                                                            295,699

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

COLOMBIA - 0.2%

Banco Ganadero SA sponsored       600                      $ 4,200
ADR Class C

Suramericana de Inversiones SA    7,000                     7,058

                                                            11,258

LUXEMBOURG - 0.7%

Quilmes Industrial SA             5,000                     47,500
sponsored ADR

MEXICO - 43.4%

Alfa SA de CV                     18,000                    55,834

Banacci SA de CV Series O (a)     53,000                    191,753

Carso Global Telecom SA de CV     152,000                   410,833
Series A1 (a)

Coca-Cola Femsa SA de CV ADR      2,100                     38,981

Corporacion Interamericana de     15,000                    61,213
Entretenimiento SA de CV
Series B (a)

Grupo Carso SA de CV Series       39,000                    132,179
A1 (a)

Grupo Elektra SA de CV unit       41,000                    39,964

Grupo Financiero Bancomer SA      398,000                   177,454
de CV Series A (a)

Grupo Financiero Inbursa SA       17,000                    69,103
de CV Series O (a)

Grupo Modelo SA de CV Series C    69,000                    145,820

Grupo Televisa SA de CV           5,050                     320,359
sponsored ADR (a)

Nuevo Grupo Iusacell SA de CV     1,100                     17,531
sponsored ADR (a)

Telefonos de Mexico SA de CV      12,475                    733,684
Series L sponsored ADR

Tubos de Acero de Mexico SA       4,600                     68,713
sponsored ADR

TV Azteca SA de CV sponsored      18,600                    204,600
ADR

Wal-Mart de Mexico SA de CV       187,000                   399,968
Series C (a)

                                                            3,067,989

PANAMA - 1.4%

Banco Latin Americano de          400                       9,875
Exporaciones SA (BLADEX)
Series E

Panamerican Beverages, Inc.       5,600                     92,050
Class A

                                                            101,925

PERU - 3.8%

Compania de Minas                 7,000                     120,750
Buenaventura SA Class B
sponsored ADR

Telefonica del Peru SA ADR        9,780                     147,923

                                                            268,673

UNITED STATES OF AMERICA - 1.0%

Impsat Fiber Networks, Inc.       4,400                     69,575

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

VENEZUELA - 2.7%

Compania Anonima Nacional         6,700                    $ 194,300
Telefono de Venezuela
sponsored ADR

TOTAL COMMON STOCKS                                         6,711,127
(Cost $6,113,381)

CASH EQUIVALENTS - 5.4%



Taxable Central Cash Fund,        379,431                   379,431
5.77% (b) (Cost $379,431)

TOTAL INVESTMENT PORTFOLIO -                                7,090,558
100.4%
(Cost $6,492,812)

NET OTHER ASSETS - (0.4)%                                   (30,278)

NET ASSETS - 100%                                         $ 7,060,280

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $6,496,820. Net unrealized appreciation aggregated $593,738, of which $1,209,646 related to appreciated investment securities and $615,908 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                          APRIL 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at             $ 7,090,558
value (cost $6,492,812) -
See accompanying schedule

Receivable for investments                2,226
sold

Receivable for fund shares                11,215
sold

Dividends receivable                      23,360

Interest receivable                       1,620

Receivable from investment                8,894
adviser for expense
reductions

 TOTAL ASSETS                             7,137,873

LIABILITIES

Payable to custodian bank      $ 22,459

Payable for investments         5,022
purchased

Payable for fund shares         26,631
redeemed

Distribution fees payable       3,994

Other payables and accrued      19,487
expenses

 TOTAL LIABILITIES                        77,593

NET ASSETS                               $ 7,060,280

Net Assets consist of:

Paid in capital                          $ 6,374,170

Accumulated net investment                (13,548)
loss

Accumulated undistributed net             102,227
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               597,431
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                               $ 7,060,280

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
               APRIL 30, 2000 (UNAUDITED)

CALCULATION OF MAXIMUM             $13.88
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($1,030,488 (divided by)
74,253 shares)

Maximum offering price per         $14.73
share (100/94.25 of $13.88)

CLASS T: NET ASSET VALUE and       $13.85
redemption price per share
($2,237,167 (divided by)
161,565 shares)

Maximum offering price per         $14.35
share (100/96.50 of $13.85)

CLASS B: NET ASSET VALUE and       $13.75
offering price per share
($1,909,623 (divided by)
138,894 shares) A

CLASS C: NET ASSET VALUE and       $13.74
offering price per share
($1,317,497 (divided by)
95,900 shares) A

INSTITUTIONAL CLASS: NET           $13.93
ASSET VALUE, offering price
and redemption price   per
share ($565,505 (divided by)
40,602 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED APRIL 30,
                                    2000 (UNAUDITED)

INVESTMENT INCOME                           $ 58,213
Dividends

Interest                                     9,020

                                             67,233

Less foreign taxes withheld                  (4,654)

 TOTAL INCOME                                62,579

EXPENSES

Management fee                   $ 23,052

Transfer agent fees               10,973

Distribution fees                 20,070

Accounting fees and expenses      30,041

Non-interested trustees'          9
compensation

Custodian fees and expenses       13,226

Registration fees                 60,597

Audit                             9,940

Legal                             57

Foreign tax expenses              2,967

 Total expenses before            170,932
reductions

 Expense reductions               (94,805)   76,127

NET INVESTMENT INCOME (LOSS)                 (13,548)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            112,783

 Foreign currency transactions    (3,321)    109,462

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            339,976

 Assets and liabilities in        1,081      341,057
foreign currencies

NET GAIN (LOSS)                              450,519

NET INCREASE (DECREASE) IN                  $ 436,971
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                              SIX MONTHS ENDED APRIL 30,  DECEMBER 21, 1998
                              2000 (UNAUDITED)            (COMMENCEMENT  OF
                                                          OPERATIONS) TO  OCTOBER 31,
                                                          1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment     $ (13,548)                  $ 4,112
income (loss)

 Net realized gain (loss)      109,462                     (15,197)

 Change in net unrealized      341,057                     256,374
appreciation (depreciation)

 NET INCREASE (DECREASE) IN    436,971                     245,289
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions - net       2,711,550                   3,666,470
increase (decrease)

  TOTAL INCREASE (DECREASE)    3,148,521                   3,911,759
IN NET ASSETS

NET ASSETS

 Beginning of period           3,911,759                   -

 End of period (including     $ 7,060,280                 $ 3,911,759
accumulated net investment
loss   of $13,548 and $0,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.64                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.00)                            .05

Net realized and unrealized       2.24                             1.59
gain (loss)

Total from investment             2.24                             1.64
operations

Net asset value, end of period   $ 13.88                          $ 11.64

TOTAL RETURN B, C                 19.24%                           16.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,030                          $ 756
(000 omitted)

Ratio of expenses to average      2.09% A, F                       2.01% A, F
net assets

Ratio of expenses to average      2.05% A, G                       1.99% A, G
net assets after  expense
reductions

Ratio of net investment           (.05)% A                         .50% A
income (loss) to average net
assets

Portfolio turnover                45% A                            50% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 21, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.62                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.02)                            .02

Net realized and unrealized       2.25                             1.60
gain (loss)

Total from investment             2.23                             1.62
operations

Net asset value, end of period   $ 13.85                          $ 11.62

TOTAL RETURN B, C                 19.19%                           16.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,237                          $ 1,065
(000 omitted)

Ratio of expenses to average      2.35% A, F                       2.26% A, F
net assets

Ratio of expenses to average      2.30% A, G                       2.24% A, G
net assets after  expense
reductions

Ratio of net investment           (.30)% A                         .25% A
income (loss) to average net
assets

Portfolio turnover                45% A                            50% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 21, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.58                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.06)                            (.02)

Net realized and unrealized       2.23                             1.60
gain (loss)

Total from investment             2.17                             1.58
operations

Net asset value, end of period   $ 13.75                          $ 11.58

TOTAL RETURN B, C                 18.74%                           15.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,910                          $ 912
(000 omitted)

Ratio of expenses to average      2.85% A, F                       2.76% A, F
net assets

Ratio of expenses to average      2.81% A, G                       2.74% A, G
net assets after  expense
reductions

Ratio of net investment           (.81)% A                         (.25)% A
income (loss) to average net
assets

Portfolio turnover                45% A                            50% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 21, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.57                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.06)                            (.02)

Net realized and unrealized       2.23                             1.59
gain (loss)

Total from investment             2.17                             1.57
operations

Net asset value, end of period   $ 13.74                          $ 11.57

TOTAL RETURN B, C                 18.76%                           15.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,317                          $ 708
(000 omitted)

Ratio of expenses to average      2.85% A, F                       2.76% A, F
net assets

Ratio of expenses to average      2.81% A, G                       2.74% A, G
net assets after  expense
reductions

Ratio of net investment           (.80)% A                         (.25)% A
income (loss) to average net
assets

Portfolio turnover                45% A                            50% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 21, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.67                          $ 10.00
period

Income from Investment
Operations

Net investment income D           .02                              .07

Net realized and unrealized       2.24                             1.60
gain (loss)

Total from investment             2.26                             1.67
operations

Net asset value, end of period   $ 13.93                          $ 11.67

TOTAL RETURN B, C                 19.37%                           16.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 566                            $ 472
(000 omitted)

Ratio of expenses to average      1.83% A, F                       1.76% A, F
net assets

Ratio of expenses to average      1.79% A, G                       1.74% A, G
net assets after  expense
reductions

Ratio of net investment           .21% A                           .75% A
income to average net assets

Portfolio turnover                45% A                            50% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 21, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Latin America Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions and losses deferred due to wash sales.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $3,806,330 and $1,297,434, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .73% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity International Investment Advisors (FIIA). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

DISTRIBUTION AND SERVICE PLAN - CONTINUED

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 1,245      $ 745

CLASS T    4,946        1,477

CLASS B    8,151        6,834

CLASS C    5,728        5,339

          $ 20,070     $ 14,395

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 3,332      $ 1,221

CLASS T    5,733        1,384

CLASS B    2,904        2,904*

CLASS C    332          332*

          $ 12,301     $ 5,841

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund (collectively referred to as the transfer agent) for the fund's Class A, Class T, Class B, Class C and Institutional Class Shares. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT    % OF AVERAGE NET ASSETS

CLASS A                $ 1,518   .31 *

CLASS T                 3,629    .37 *

CLASS B                 3,127    .39 *

CLASS C                 2,111    .37 *

INSTITUTIONAL CLASS     588      .20 *

                       $ 10,973

* ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               2.00%                    $ 14,463

CLASS T               2.25%                     29,278

CLASS B               2.75%                     24,304

CLASS C               2.75%                     16,994

INSTITUTIONAL CLASS   1.75%                     8,450

                                               $ 93,489

5. EXPENSE REDUCTIONS - CONTINUED

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,316 under this arrangement.

6. BENEFICIAL INTEREST.

At the end of the period, FMR and its affiliates were record owners of approximately 40% of the total outstanding shares of the fund.

7. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                            SHARES                                              DOLLARS

                            SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31,  SIX MONTHS ENDED APRIL 30,  YEAR ENDED
                                                                                                            OCTOBER 31,

                            2000                        1999 A                  2000                        1999 A



CLASS A Shares sold          25,949                      65,380                 $ 404,023                   $ 711,107

Shares redeemed              (16,587)                    (489)                   (239,286)                   (5,527)

Net increase (decrease)      9,362                       64,891                 $ 164,737                   $ 705,580

CLASS T Shares sold          117,716                     134,413                $ 1,803,584                 $ 1,468,015

Shares redeemed              (47,727)                    (42,837)                (722,309)                   (447,894)

Net increase (decrease)      69,989                      91,576                 $ 1,081,275                 $ 1,020,121

CLASS B Shares sold          75,391                      100,677                $ 1,126,790                 $ 1,121,618

Shares redeemed              (15,268)                    (21,906)                (207,949)                   (257,607)

Net increase (decrease)      60,123                      78,771                 $ 918,841                   $ 864,011

CLASS C Shares sold          42,980                      81,526                 $ 670,114                   $ 903,646

Shares redeemed              (8,251)                     (20,355)                (126,498)                   (231,930)

Net increase (decrease)      34,729                      61,171                 $ 543,616                   $ 671,716

INSTITUTIONAL CLASS Shares   338                         40,574                 $ 5,500                     $ 407,034
sold

Shares redeemed              (152)                       (158)                   (2,419)                     (1,992)

Net increase (decrease)      186                         40,416                 $ 3,081                     $ 405,042


A SHARE TRANSACTIONS ARE FOR THE PERIOD DECEMBER 21, 1998
(COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity International
Investment Advisors
(U.K.) Limited
Fidelity Investments Japan Ltd.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
Patricia Satterthwaite, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

* INDEPENDENT TRUSTEES

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
State Street Bank and Trust Company
Quincy, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications and Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant (registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Dynamic
Capital Appreciation Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

ALAFI-SANN-0600  104896
1.719834.101

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
OVERSEAS
FUND - INSTITUTIONAL CLASS

SEMIANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    9   A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           10  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  19  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 28  Notes to the financial
                          statements.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE



(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(Registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR OVERSEAS FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. Prior to December 1, 1992, Fidelity Advisor Overseas Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY ADV OVERSEAS - INST CL  13.60%         25.87%       102.79%       191.11%

MSCI EAFE(registered trademark)  6.81%          14.11%       64.91%        135.87%

International Funds Average      14.17%         24.75%       89.12%        169.74%


CUMULATIVE TOTAL RETURNS show Institutional Class performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of April 30, 2000, the index included over 1,000 equity securities of companies domiciled in 20 countries. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 675 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY ADV OVERSEAS - INST CL  25.87%       15.19%        11.28%

MSCI EAFE                        14.11%       10.52%        8.96%

International Funds Average      24.75%       13.15%        10.15%

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             FA Overseas -CL I           MS EAFE (Net MA tax)
             00655                       MS001
  1990/04/30      10000.00                    10000.00
  1990/05/31      10434.78                    11141.01
  1990/06/30      10960.57                    11042.89
  1990/07/31      11607.68                    11198.43
  1990/08/31      10222.45                    10110.97
  1990/09/30       9352.88                     8701.86
  1990/10/31       9656.22                    10057.77
  1990/11/30       9666.33                     9464.48
  1990/12/31       9572.58                     9617.81
  1991/01/31       9807.05                     9928.89
  1991/02/28      10245.42                    10993.26
  1991/03/31       9674.53                    10333.31
  1991/04/30       9664.33                    10434.78
  1991/05/31       9674.53                    10543.66
  1991/06/30       8950.72                     9768.91
  1991/07/31       9460.44                    10248.87
  1991/08/31       9603.17                    10040.74
  1991/09/30      10102.69                    10606.62
  1991/10/31       9970.17                    10756.98
  1991/11/30       9715.30                    10254.80
  1991/12/31      10221.48                    10784.39
  1992/01/31      10252.52                    10554.03
  1992/02/29      10490.47                    10176.28
  1992/03/31      10169.76                     9504.48
  1992/04/30      10697.38                     9549.66
  1992/05/31      11131.90                    10188.87
  1992/06/30      10956.02                     9705.59
  1992/07/31      10531.85                     9457.20
  1992/08/31      10242.18                    10050.36
  1992/09/30      10086.99                     9851.89
  1992/10/31       9383.49                     9335.12
  1992/11/30       9259.34                     9422.96
  1992/12/31       9727.40                     9471.70
  1993/01/31      10219.00                     9470.54
  1993/02/28      10438.65                     9756.61
  1993/03/31      11076.69                    10607.05
  1993/04/30      11934.37                    11613.69
  1993/05/31      12248.16                    11858.97
  1993/06/30      11913.45                    11673.94
  1993/07/31      12499.19                    12082.59
  1993/08/31      13325.49                    12734.84
  1993/09/30      13189.52                    12448.19
  1993/10/31      13524.23                    12831.81
  1993/11/30      13001.25                    11710.18
  1993/12/31      13796.97                    12555.74
  1994/01/31      14708.38                    13617.27
  1994/02/28      14509.34                    13579.55
  1994/03/31      14142.68                    12994.66
  1994/04/30      14750.29                    13546.01
  1994/05/31      14477.91                    13468.24
  1994/06/30      14362.67                    13658.57
  1994/07/31      14729.33                    13789.93
  1994/08/31      14865.52                    14116.41
  1994/09/30      14404.58                    13671.80
  1994/10/31      14729.33                    14127.07
  1994/11/30      14153.15                    13448.12
  1994/12/31      14069.90                    13532.33
  1995/01/31      13489.37                    13012.48
  1995/02/28      13521.03                    12975.14
  1995/03/31      13943.23                    13784.41
  1995/04/30      14354.88                    14302.82
  1995/05/31      14513.21                    14132.32
  1995/06/30      14618.76                    13884.49
  1995/07/31      15262.62                    14748.89
  1995/08/31      14840.42                    14186.27
  1995/09/30      15030.41                    14463.33
  1995/10/31      14745.42                    14074.55
  1995/11/30      14893.19                    14466.16
  1995/12/31      15351.18                    15049.00
  1996/01/31      15619.19                    15110.78
  1996/02/29      15651.35                    15161.87
  1996/03/31      15865.75                    15483.85
  1996/04/30      16294.55                    15934.01
  1996/05/31      16273.11                    15640.80
  1996/06/30      16380.31                    15728.83
  1996/07/31      15897.91                    15269.11
  1996/08/31      16005.11                    15302.57
  1996/09/30      16466.07                    15709.10
  1996/10/31      16294.55                    15548.34
  1996/11/30      17152.16                    16166.99
  1996/12/31      17245.12                    15959.02
  1997/01/31      17256.46                    15403.64
  1997/02/28      17641.95                    15659.34
  1997/03/31      17800.68                    15718.85
  1997/04/30      17948.08                    15805.30
  1997/05/31      19070.54                    16836.92
  1997/06/30      20079.62                    17767.99
  1997/07/31      20782.58                    18057.97
  1997/08/31      19217.94                    16711.75
  1997/09/30      20635.19                    17650.46
  1997/10/31      19183.92                    16298.25
  1997/11/30      19115.89                    16135.27
  1997/12/31      19277.26                    16279.04
  1998/01/31      19887.69                    17026.57
  1998/02/28      21010.87                    18122.23
  1998/03/31      21950.93                    18683.65
  1998/04/30      22549.14                    18834.62
  1998/05/31      22524.73                    18746.66
  1998/06/30      22292.76                    18891.95
  1998/07/31      22463.68                    19086.91
  1998/08/31      18386.04                    16725.67
  1998/09/30      18337.20                    16216.54
  1998/10/31      19973.14                    17910.68
  1998/11/30      21096.33                    18831.83
  1998/12/31      21549.87                    19578.32
  1999/01/31      21860.57                    19524.09
  1999/02/28      21276.46                    19062.34
  1999/03/31      22171.26                    19861.82
  1999/04/30      23128.21                    20669.79
  1999/05/31      22096.70                    19608.83
  1999/06/30      23277.34                    20376.71
  1999/07/31      23936.02                    20985.98
  1999/08/31      24234.28                    21066.14
  1999/09/30      24569.84                    21281.86
  1999/10/31      25626.20                    22082.48
  1999/11/30      27515.23                    22853.16
  1999/12/31      30777.61                    24907.66
  2000/01/31      29018.89                    23328.52
  2000/02/29      30646.36                    23960.48
  2000/03/31      30974.48                    24893.27
  2000/04/28      29110.76                    23586.87
IMATRL PRASUN   SHR__CHT 20000430 20000523 122619 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Institutional Class on April 30, 1990. As the chart shows, by April 30, 2000, the value of the investment would have grown to $29,111 - a 191.11% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $23,587 - a 135.87% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Resembling their counterparts in the
United States, the majority of major
international equity markets
travelled a similar path of
performance during the six-month
period ending April 30, 2000, with
several months of spectacular returns
spurred by high-flying technology
and telecommunications stocks
followed by profit taking and
valuation concerns in March and
April. Still, the majority of
international equity indexes closed
out the period with fairly strong
positive returns. The Morgan
Stanley Capital International EAFE(registered trademark)
Index - which measures the
performance of stock markets in
Europe, Australasia and the Far
East - closed the six months
ending April 30, 2000, up 6.81%.
Of course, some countries
contributed more than others.
Japan, the equity market darling of
1999, so far has found the first year
of the new millennium a little more
daunting, with the Tokyo Stock
Exchange Index down 9.16%
year-to-date and up just 2.10% for
the six-month period. European
markets, as measured by the
Morgan Stanley Europe Index,
returned 8.43% during the past six
months on the strength of favorable
corporate earnings. In general,
emerging markets, which enjoyed a
strong comeback in 1999,
continued their momentum into
2000, highlighted by the six-month
13.87% gain posted by the Morgan
Stanley Emerging Market Free
Index.

(photograph of Rick Mace)

An interview with Rick Mace, Portfolio Manager of Fidelity Advisor
Overseas Fund

Q. HOW DID THE FUND PERFORM, RICK?

A. For the six-month period that ended April 30, 2000 the fund's Institutional Class shares returned 13.60%. For the same period, the Morgan Stanley Capital International (MSCI) EAFE Index - a broad measure of stock performance in Europe, Australasia and the Far East - was up 6.81%. The fund also compares its performance against the Lipper Inc. international funds average, which was up 14.17% during the past six months. For the one-year period that ended April 30, 2000, the fund's Institutional Class shares returned 25.87%. The MSCI EAFE index returned 14.11% during the same 12-month period while the Lipper peer group average was up 24.75%.

Q. WHY DID THE FUND OUTPERFORM ITS INDEX DURING THE PAST SIX MONTHS?

A. The fund's technology-related stocks provided the most significant contribution to performance over the period. Japanese "new economy" stocks were particular standouts. Among these were such companies as Kyocera and Furukawa - companies that provide materials and components used in the manufacture of electronics equipment such as cellular phones. Another strong contributor was Softbank, a Japanese company with investments in more than 100 Internet-related companies. Similarly, holdings in European telephone utilities and telecommunications equipment manufacturers continued to make substantial contributions to the fund's performance.

Q. THERE SEEMED TO BE AN EFFORT TO MAKE THE FUND MORE CONCENTRATED DURING THE PERIOD . . .

A. That's true. Volatile market conditions created some unusual opportunities to buy more of the fund's most attractive stocks at cheaper prices. Therefore, I eliminated some of the fund's smaller and less attractive stocks to increase holdings in the stocks with the greatest potential for growth. My effort to increase the fund's concentration reduced the total number of stocks in the portfolio by about 25%.

Q. THE FUND'S ENERGY POSITION ROSE TO 8.5%, FROM 6.8% THE PRIOR
PERIOD. WHAT WAS YOUR STRATEGY THERE?

A. The energy sector looked attractive for several reasons. First, OPEC (Organization of Petroleum Exporting Countries) curtailed production during a period of increasing global demand, and this caused oil and product inventories to fall to very low levels. Second, as demand continued to grow and inventories remained relatively low, I felt that prices might remain above the levels most investors were expecting. That meant that energy stocks were cheap as they reflected a $16-$18 per-gallon oil price assumption. Third, I thought the earnings estimates for these companies were generally too low. Most were generating substantial cash flow and were benefiting from continuing industry consolidation activity. In this environment, I added to some of the fund's existing positions in oil producers such as TotalFinaElf and BP Amoco. In addition, I initiated positions in a number of tanker stocks on expectations that OPEC would need to increase production in an effort to ease oil prices. This worked out well as production quotas were eventually raised and demand for ocean carriers increased substantially. Tanker rates on some routes rose to their highest level in years. Among the fund's holdings that benefited most were Overseas Shipholding, Bergesen and OMI.

Q. WHAT WERE SOME OF THE FUND'S TOP PERFORMERS? WHICH STOCKS
DISAPPOINTED?

A. Most of the fund's top contributors came from the telecommunications sector, which experienced greater-than-expected growth. These stocks - including Nokia, Ericsson and Kyocera - all benefited from increased usage of cellular transmission that fueled higher revenues in the industry. On the down side, investors punished Japan-based Hikari Tsushin, which sells handsets, after the company announced it would fail to meet its earnings and sales targets.

Q. WHAT'S YOUR OUTLOOK, RICK?

A. I will continue to look for undervalued companies that have decent growth prospects and are consistently reporting strong earnings. In partnership with our team of 100 international research analysts, we will maintain our global stock selection process using a bottom-up approach, while at the same time monitoring country and industry weightings. I expect consolidation to remain a major theme across a variety of sectors as corporate managements seek to cut costs, boost growth, and increase their global competitiveness by acquiring competitors.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks growth of capital
primarily through investments
in foreign securities

START DATE: April 23, 1990

SIZE: as of April 30, 2000,
more than $2.1 billion

MANAGER: Rick Mace, since
1996; joined Fidelity in
1987

RICK MACE ON OVERSEAS
INVESTING OPPORTUNITIES:

"Two important new trends in
overseas investing helped fuel the
strong performance of international
equities during the past year.

"First, more company executives
overseas are placing an emphasis
on maximizing shareholder value.
The increasing number of corporate
announcements from international
companies detailing restructuring
efforts and mergers and
acquisitions is evidence of this
trend. Increased competition from
abroad has forced industry
consolidation to the forefront of
corporate boardrooms. In the third
quarter of 1999, Europe outpaced
the U.S. in merger-and-acquisition
(M&A) activity for the first time in
seven years. This increase in M&A
activity underscores a common goal
of many companies to improve the
bottom line by becoming a bigger
presence globally and reducing
costs through economies of scale.
Additionally, compensation
packages for management teams
are changing to better reflect
shareholders' interests.

"Second, it is likely that equities will begin to play a much more prominent role in the future savings of European investors. Compared to Americans, investors overseas put a smaller percentage of retirement assets in equity investments. In Japan, for instance, there is no retirement savings equivalent to the U.S.' 401(k) plan. However, Japanese investors have historically maintained among the highest savings rates in the world.
A number of recent factors -
deregulation of the Japanese financial
services industry, limited funded
private pension systems and
legislation to encourage new
retirement vehicles - should foster
increased investment in equities
going forward and ultimately drive
prices higher."


INVESTMENT CHANGES





TOP FIVE STOCKS AS OF APRIL
30, 2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Vodafone AirTouch PLC           3.9                     2.9
(United Kingdom, Cellular)

TotalFinaElf SA Class B         3.8                     2.9
(France, Oil & Gas)

Nokia AB  (Finland,             3.6                     1.6
Communications Equipment)

Kyocera Corp.  (Japan,          2.5                     1.3
Electronics)

Furukawa Electric Co. Ltd.      2.4                     0.8
(Japan, Electrical Equipment)

                                16.2                    9.5

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Technology                      20.5                    8.8

Utilities                       19.7                    16.5

Finance                         13.3                    20.5

Energy                          8.5                     6.8

Industrial Machinery &          8.2                     4.9
Equipment

TOP FIVE COUNTRIES AS OF
APRIL 30, 2000

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Japan                           23.8                    25.1

United Kingdom                  15.4                    18.0

France                          10.3                    12.0

Netherlands                     7.4                     6.1

Germany                         5.3                     7.6


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000                                         AS OF OCTOBER 31, 1999

Stocks and Investment                                        Stocks, Investment Companies
Companies                       93.1%                        and  Equity Futures               90.4%

Bonds                            0.2%                        Bonds                              1.8%

Short-Term Investments and                                   Short-Term Investments and
Net Other Assets                 6.7%                        Net Other Assets                   7.8%

Row: 1, Col: 1, Value: 93.09999999999999                     Row: 1, Col: 1, Value: 90.40000000000001
Row: 1, Col: 2, Value: 0.0                                   Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                   Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.2                                   Row: 1, Col: 4, Value: 1.8
Row: 1, Col: 5, Value: 0.0                                   Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                   Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                   Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 6.7                                   Row: 1, Col: 8, Value: 7.8





INVESTMENTS APRIL 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets



COMMON STOCKS - 92.3%

                                 SHARES                   VALUE (NOTE 1) (000S)

AUSTRALIA - 1.3%

Australia & New Zealand           187,666                 $ 1,298
Banking Group Ltd.

Broken Hill Proprietary Co.       211,440                  2,277
Ltd.

Cable & Wireless Optus Ltd.       2,036,300                6,576
(a)

Commonwealth Bank of Australia    371,500                  5,658

News Corp. Ltd.                   564,862                  7,173

News Corp. Ltd. sponsored ADR     118,900                  5,232
(preferred ltd. vtg.)

                                                           28,214

BELGIUM - 0.2%

Electrabel SA                     15,600                   3,781

BRAZIL - 0.2%

Telesp Celular Participacoes      100,000                  4,413
SA ADR

BRITISH VIRGIN ISLANDS - 0.0%

El Sitio, Inc.                    65,100                   700

CANADA - 2.3%

Alberta Energy Co. Ltd.           65,800                   2,082

Anderson Exploration Ltd. (a)     145,700                  2,332

BCE, Inc.                         42,900                   4,968

Canadian Natural Resources        112,000                  2,988
Ltd. (a)

Celestica, Inc. (sub. vtg.)       142,900                  7,711
(a)

Cinar Films, Inc. Class B         86,600                   303
(sub. vtg.) (a)

Crestar Energy, Inc. (a)          193,200                  2,740

Mitel Corp. (a)                   78,200                   1,959

Rio Alto Exploration Ltd. (a)     131,600                  2,311

Suncor Energy, Inc.               49,200                   2,101

Talisman Energy, Inc. (a)         458,900                  13,682

Telesystem International          150,900                  4,993
Wireless, Inc. (sub. vtg.)
(a)

                                                           48,170

DENMARK - 0.4%

Carlsberg AS (A Shares)           67,200                   2,076

Novo-Nordisk AS (B Shares)        46,900                   6,299

                                                           8,375

FINLAND - 4.7%

Metsa-Serla Oyj Class B Free      112,900                  960
Shares

Nokia AB                          1,345,400                76,520

Sampo Insurance Co. Ltd.          93,000                   3,526

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

FINLAND - CONTINUED

Sonera Corp.                      155,100                 $ 8,553

UPM-Kymmene Corp.                 416,800                  10,827

                                                           100,386

FRANCE - 10.3%

Aventis SA                        119,214                  6,706

AXA SA de CV                      91,190                   13,556

Banque Nationale de Paris         114,345                  9,265
(BNP)

Canal Plus SA                     24,800                   4,792

Cap Gemini SA                     19,778                   3,894

Carrefour SA                      44,700                   2,917

Castorama Dubois                  4,900                    1,072
Investissements SA

Compagnie de St. Gobain           16,700                   2,285

France Telecom SA                 198,000                  30,716

ILOG SA sponsored ADR (a)         34,800                   1,253

Lafarge SA                        21,313                   1,770

Rhodia SA                         263,600                  4,901

Sanofi-Synthelabo SA              137,480                  5,144

Societe Generale Class A          30,300                   6,291

Suez Lyonnaise des Eaux           23,700                   3,726

Television Francaise 1 SA         23,043                   15,815

TotalFinaElf SA Class B           530,896                  80,298

Transiciel SA                     5,100                    682

Vivendi SA                        256,700                  25,456

                                                           220,539

GERMANY - 5.1%

ACG AG                            2,700                    652

Allianz AG (Reg.)                 33,300                   12,848

BASF AG                           161,500                  7,079

Bayer AG                          124,700                  5,209

Deutsche Telekom AG               466,600                  30,361

Epcos AG                          31,000                   4,380

Intershop Communication AG (a)    4,800                    2,139

JUMPtec Industrielle              9,700                    919
Computertechnik AG (a)

Kali Und Salz Beteiligungs AG     422,800                  5,661

Munich Reinsurance AG (Reg.)      19,900                   5,849

Primacom AG (a)                   35,632                   2,744

Siemens AG                        134,700                  20,012

Software AG (a)                   12,800                   1,482

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

GERMANY - CONTINUED

United Internet AG (a)            15,500                  $ 3,998

Veba AG                           118,200                  5,947

                                                           109,280

HONG KONG - 1.3%

China Telecom Ltd. (a)            2,614,000                19,172

Hutchison Whampoa Ltd.            372,000                  5,421

Johnson Electric Holdings         332,000                  2,675
Ltd.

                                                           27,268

IRELAND - 0.3%

Bank of Ireland, Inc.             804,320                  5,425

Trintech Group PLC sponsored      6,300                    170
ADR

                                                           5,595

ISRAEL - 0.1%

Check Point Software              17,600                   3,045
Technologies Ltd. (a)

ITALY - 1.8%

Assicurazioni Generali Spa        208,500                  5,931

Banca Intesa Spa                  1,007,581                3,760

Olivetti & Co. Spa (a)            1,353,000                4,464

San Paolo Imi Spa                 289,700                  4,077

Telecom Italia Mobile Spa         949,500                  9,091

Telecom Italia Spa                838,728                  11,983

                                                           39,306

JAPAN - 23.8%

Asatsu-DK, Inc.                   127,000                  5,238

Canon, Inc.                       272,000                  12,631

Dai-Ichi Kangyo Bank Ltd.         565,000                  4,681

Daiwa Securities Group, Inc.      1,148,000                17,516

DDI Corp.                         1,988                    22,796

Fuji Bank Ltd.                    635,000                  5,285

Fuji Photo Film Co. Ltd.          109,000                  4,469

Fuji Television Network, Inc.     300                      4,994

Fujitsu Ltd.                      462,000                  13,073

Furukawa Electric Co. Ltd.        3,743,000                51,884

Hikari Tsushin, Inc.              18,500                   2,669

Honda Motor Co. Ltd. (a)          152,000                  6,726

Hoya Corp.                        66,000                   6,714

Ito-Yokado Co. Ltd.               273,000                  19,918

Kadokawa Shoten Publishing        2,400                    388
Co. Ltd.

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

JAPAN - CONTINUED

KDD Corp.                         53,100                  $ 6,148

Koa Denko Co. Ltd.                79,000                   2,294

Kyocera Corp.                     323,200                  53,671

Mitsubishi Electric Corp.         920,000                  7,852

Mitsubishi Estate Co. Ltd.        444,000                  4,989

Mitsui Fudosan Co. Ltd.           198,000                  2,010

Murata Manufacturing Co. Ltd.     43,000                   8,350

NEC Corp.                         376,000                  10,222

Net One Systems Co. Ltd.          111                      3,788

Nikko Securities Co. Ltd.         1,362,000                16,058

Nintendo Co. Ltd.                 27,800                   4,627

Nippon Telegraph & Telephone      1,916                    23,742
Corp.

Nippon Zeon Co. Ltd.              508,000                  3,147

Nomura Securities Co. Ltd.        724,000                  18,210

NTT DoCoMo, Inc.                  438                      14,622

Oki Electric Industry Co.         513,000                  3,605
Ltd. (a)

Omron Corp.                       779,000                  21,179

ORIX Corp.                        41,660                   5,940

Pioneer Corp.                     162,000                  4,419

Rohm Co. Ltd.                     17,100                   5,724

Sakura Bank Ltd.                  772,000                  5,411

Sharp Corp.                       212,000                  4,087

Shin-Etsu Chemical Co. Ltd.       62,000                   3,274

Softbank Corp.                    31,800                   7,822

Softbank Corp. New                63,600                   15,644

Sony Corp.                        79,200                   8,935

Sony Corp. New                    62,500                   7,051

Square Co. Ltd.                   2,450                    180

Takeda Chemical Industries        320,000                  21,039
Ltd.

Toko, Inc.                        423,000                  3,520

Tokyo Broadcasting System,        98,000                   4,259
Inc.

Tokyo Seimitsu Co. Ltd.           104,900                  10,961

Tokyo Tomin Bank Ltd.             17,900                   563

Toyota Motor Corp.                98,000                   4,897

Trans Cosmos, Inc.                22,300                   4,434

Tsubaki Nakashima Co. Ltd.        11,000                   138

Yamanouchi Pharmaceutical Co.     84,000                   4,435
Ltd.

Yokogawa Electric Corp.           367,000                  2,800

                                                           509,029

KOREA (SOUTH) - 2.0%

Daelim Industrial Co.             5,320                    30

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

KOREA (SOUTH) - CONTINUED

Hyundai Electronics               182,200                 $ 2,890
Industries Co. Ltd. (a)

Samsung Electro-Mechanics Co.     109,480                  7,448

Samsung Electronics Co. Ltd.      75,700                   20,464

SK Telecom Co. Ltd. ADR           253,100                  8,115

Trigem Computer, Inc.             45,100                   2,605

                                                           41,552

LUXEMBOURG - 0.1%

Thiel Logistik AG (a)             41,100                   2,566

MARSHALL ISLANDS - 0.5%

Teekay Shipping Corp.             334,200                  10,966

MEXICO - 2.7%

Grupo Televisa SA de CV           175,500                  11,133
sponsored ADR (a)

Telefonos de Mexico SA de CV      375,100                  22,061
Series L sponsored ADR

Tubos de Acero de Mexico SA       33,200                   496
sponsored ADR

TV Azteca SA de CV sponsored      1,375,700                15,133
ADR

Wal-Mart de Mexico SA de CV       3,651,300                8,451
Series V (a)

                                                           57,274

NETHERLANDS - 7.4%

ABN AMRO Holding NV               288,700                  5,960

Aegon NV                          66,200                   4,770

Akzo Nobel NV                     176,100                  7,228

Equant NV (NY Shares) (a)         316,300                  24,671

Fortis Amev NV                    276,400                  6,968

Heineken NV                       67,900                   3,775

ING Groep NV (Certificaten        253,273                  13,855
Van Aandelen)

Koninklijke Ahold NV              432,040                  10,101

Koninklijke KPN NV                84,500                   8,537

Koninklijke Philips               973,980                  43,561
Electronics NV

Nutreco Holding NV                90,104                   3,511

STMicroelectronics NV             26,100                   4,993

STMicroelectronics NV (NY         300                      57
Shares)

United Pan-Europe                 189,900                  6,929
Communications NV (a)

Vendex KBB NV                     351,700                  5,433

VNU NV                            78,400                   4,205

Wolters Kluwer NV                 171,900                  4,067
(Certificaten Van Aandelen)

                                                           158,621

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

NORWAY - 0.8%

Bergesen dy ASA:

(A Shares)                        333,500                 $ 5,614

(B Shares)                        262,400                  4,197

DNB Holding ASA                   597,300                  2,098

Opticom ASA (a)                   29,100                   3,076

Tandberg ASA (a)                  81,900                   1,255

VMETRO ASA                        86,600                   804

                                                           17,044

SINGAPORE - 0.3%

Chartered Semiconduct             27,000                   2,359
Manufacturing Ltd. ADR

Overseas Union Bank Ltd.          631,272                  2,885

United Overseas Bank Ltd.         235,488                  1,642

                                                           6,886

SPAIN - 1.9%

Altadis SA                        177,481                  2,092

Banco Santander Central           1,099,360                11,493
Hispano SA

Telefonica SA (a)                 1,243,400                27,743

                                                           41,328

SWEDEN - 2.5%

Elanders AB (B Shares)            28,300                   906

Investor AB (B Shares)            64,200                   906

Netcom AB (B Shares) (a)          17,500                   1,248

Telefonaktiebolaget LM            560,000                  49,525
Ericsson (B Shares)

                                                           52,585

SWITZERLAND - 3.6%

ABB Ltd. (Reg.)                   43,192                   4,862

Ascom Holding AG (Bearer)         400                      1,361

Credit Suisse Group (Reg.)        73,288                   13,281

Fantastic Corp. (a)               104,500                  1,914

Gretag Imaging Holding AG         100                      20
(Reg. D)

Julius Baer Holding AG            1,027                    3,603

Nestle SA (Reg.)                  11,032                   19,510

Novartis AG (Reg.)                3,881                    5,439

Roche Holding AG                  773                      8,099
participation certificates

Swiss Reinsurance Co. (Reg.)      1,800                    2,902

The Swatch Group AG (Reg.)        25,000                   5,657

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

SWITZERLAND - CONTINUED

UBS AG                            38,439                  $ 9,448

Valora Holding AG                 6,000                    1,564

                                                           77,660

TAIWAN - 1.8%

Macronix International Co.        490,000                  1,481
Ltd. (a)

Taiwan Semiconductor              2,880,040                18,544
Manufacturing Co. Ltd.

United Microelectronics Corp.     5,472,000                18,511

                                                           38,536

UNITED KINGDOM - 15.4%

3i Group PLC                      133,900                  2,681

Allied Zurich PLC                 890,800                  8,822

Amvescap PLC                      554,200                  7,994

Autonomy Corp. PLC (a)            16,400                   2,181

Bookham Technology PLC            15,100                   785
sponsored ADR

BP Amoco PLC                      5,053,660                42,956

British Aerospace PLC             1,119,255                6,851

British Telecommunications PLC    332,500                  6,085

Cable & Wireless PLC              1,383,900                22,853

Carlton Communications PLC        1,132,100                13,612

Centrica PLC                      557,700                  1,975

Diageo PLC                        341,100                  2,753

Granada Group PLC                 324,200                  3,153

Hanson PLC                        644,300                  4,724

Hilton Group PLC                  430,200                  1,801

HSBC Holdings PLC (Reg.)          680,387                  7,782

Jazztel PLC sponsored ADR         30,800                   1,602

Lloyds TSB Group PLC              1,070,400                10,443

Marconi PLC                       458,700                  5,711

Misys PLC                         442,800                  5,042

Prudential Corp. PLC              326,000                  4,994

Reed International PLC            385,000                  2,659

Reuters Group PLC                 550,300                  9,823

Rio Tinto PLC (Reg.)              179,000                  2,767

Royal Bank of Scotland Group      507,700                  7,860
PLC

Scottish & Newcastle PLC          230,800                  1,706

Scottish Media Group PLC          141,100                  2,565

Shell Transport & Trading Co.     3,308,100                26,603
PLC (Reg.)

SmithKline Beecham PLC            1,145,802                15,755

Unilever PLC                      1,288,731                8,014

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

UNITED KINGDOM - CONTINUED

Vodafone AirTouch PLC             17,660,916              $ 83,002

WPP Group PLC                     173,700                  2,790

                                                           328,344

UNITED STATES OF AMERICA - 1.5%

Bristol-Myers Squibb Co.          56,200                   2,947

Eli Lilly & Co.                   48,500                   3,750

Impsat Fiber Networks, Inc.       52,000                   822

Infonet Services Corp. Class B    33,300                   562

JDS Uniphase Corp. (a)            28,300                   2,934

OMI Corp. (a)                     327,200                  1,145

Overseas Shipholding Group,       536,700                  14,055
Inc.

Schering-Plough Corp.             114,300                  4,608

                                                           30,823

TOTAL COMMON STOCKS                                        1,972,286
(Cost $1,462,353)

NONCONVERTIBLE PREFERRED
STOCKS - 0.2%



GERMANY - 0.2%

SAP AG (Cost $1,452)              5,400                    3,192

INVESTMENT COMPANIES - 0.6%



EMERGING MARKETS - 0.3%

Asia Tigers Fund, Inc.            161,200                  1,421

Central European Equity Fund,     54,500                   818
Inc. (a)

Templeton Dragon Fund, Inc.       379,100                  3,009

                                                           5,248

KOREA (SOUTH) - 0.1%

Korea Fund, Inc. (The) (a)        193,600                  2,408

MEXICO - 0.0%

Mexico Fund, Inc. (The)           58,000                   877

INVESTMENT COMPANIES -
CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

MULTI-NATIONAL - 0.2%

European Warrant Fund, Inc.       220,200                 $ 3,427

Morgan Stanley Dean Witter        152,700                  1,622
Asia-Pacific Fund, Inc.

                                                           5,049

TOTAL INVESTMENT COMPANIES                                 13,582
(Cost $15,751)



GOVERNMENT OBLIGATIONS - 0.2%

MOODY'S RATINGS                            PRINCIPAL AMOUNT (000S)

UNITED STATES OF AMERICA - 0.2%

U.S. Treasury Bond stripped       Aaa      $ 18,300                      3,578
principal 0% 11/15/27 (Cost
$3,189)


CASH EQUIVALENTS - 11.2%

                               SHARES

Central Cash Collateral Fund,   106,971,471                106,971
5.94% (b)

Taxable Central Cash Fund,      132,247,528                132,248
5.77% (b)

TOTAL CASH EQUIVALENTS                                     239,219
(Cost $239,219)

TOTAL INVESTMENT PORTFOLIO -                               2,231,857
104.5%
(Cost $1,721,964)

NET OTHER ASSETS - (4.5)%                                  (95,918)

NET ASSETS - 100%                                         $ 2,135,939

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $1,726,378,000. Net unrealized appreciation aggregated $505,479,000, of which $606,512,000 related to appreciated investment securities and $101,033,000 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS

                          APRIL 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at             $ 2,231,857
value (cost $1,721,964) -
See accompanying schedule

Cash                                      196

Foreign currency held at                  16,611
value (cost $16,634)

Receivable for investments                65,896
sold

Receivable for fund shares                3,812
sold

Dividends receivable                      5,649

Interest receivable                       653

Other receivables                         98

 TOTAL ASSETS                             2,324,772

LIABILITIES

Payable for investments        $ 72,743
purchased

Payable for fund shares         5,854
redeemed

Accrued management fee          1,527

Distribution fees payable       915

Other payables and accrued      823
expenses

Collateral on securities        106,971
loaned, at value

 TOTAL LIABILITIES                        188,833

NET ASSETS                               $ 2,135,939

Net Assets consist of:

Paid in capital                          $ 1,532,376

Distributions in excess of                (10,804)
net investment income

Accumulated undistributed net             104,751
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               509,616
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                               $ 2,135,939

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS)

                APRIL 30, 2000 (UNAUDITED)

CALCULATION OF MAXIMUM              $22.14
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share   ($40,151
(divided by) 1,813.6 shares)

Maximum offering price per          $23.49
share (100/94.25 of $22.14)

CLASS T: NET ASSET VALUE and        $22.44
redemption price per share
($1,795,009 (divided by)
79,988 shares)

Maximum offering price per          $23.25
share (100/96.50 of $22.44)

CLASS B: NET ASSET VALUE and        $21.79
offering price per share
($127,837 (divided by) 5,867
shares) A

CLASS C: NET ASSET VALUE and        $22.13
offering price per share
($65,461 (divided by)
2,958.5 shares) A

INSTITUTIONAL CLASS: NET            $22.18
ASSET VALUE, offering price
and redemption price   per
share ($107,481 (divided by)
4,846.6 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS

                    SIX MONTHS ENDED APRIL 30, 2000
                                        (UNAUDITED)

INVESTMENT INCOME                          $ 10,752
Dividends

Interest                                    3,779

Security lending                            216

                                            14,747

Less foreign taxes withheld                 (1,216)

 TOTAL INCOME                               13,531

EXPENSES

Management fee Basic fee         $ 7,379

 Performance adjustment           1,370

Transfer agent fees               2,206

Distribution fees                 5,188

Accounting and security           486
lending fees

Non-interested trustees'          2
compensation

Custodian fees and expenses       498

Registration fees                 162

Audit                             21

Legal                             41

Miscellaneous                     6

 Total expenses before            17,359
reductions

 Expense reductions               (138)     17,221

NET INVESTMENT INCOME (LOSS)                (3,690)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            108,712

 Foreign currency transactions    221

 Futures contracts                1,530     110,463

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            120,450

 Assets and liabilities in        (340)
foreign currencies

 Futures contracts                (382)     119,728

NET GAIN (LOSS)                             230,191

NET INCREASE (DECREASE) IN                 $ 226,501
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS           SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1999
                               2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (3,690)                   $ 5,488
income (loss)

 Net realized gain (loss)       110,463                     133,044

 Change in net unrealized       119,728                     216,537
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     226,501                     355,069
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (3,717)                     (3,445)
From net investment income

 In excess of net investment    (7,112)                     -
income

 From net realized gain         (81,508)                    (10,438)

 TOTAL DISTRIBUTIONS            (92,337)                    (13,883)

Share transactions - net        284,918                     127,794
increase (decrease)

  TOTAL INCREASE (DECREASE)     419,082                     468,980
IN NET ASSETS

NET ASSETS

 Beginning of period            1,716,857                   1,247,877

 End of period (including      $ 2,135,939                 $ 1,716,857
under (over) distribution
of net investment income of
$(10,804) and  $10,177,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                               SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                               (UNAUDITED)                      1999                     1998      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value,  beginning    $ 20.59                          $ 16.32                  $ 16.89   $ 15.29   $ 14.98
of period

Income from  Investment
Operations

Net investment  income (loss)   (.02)                            .10                      .09       .09       .04
D

Net realized and  unrealized    2.72                             4.42                     .51       2.39      .27
gain (loss)

Total from  investment          2.70                             4.52                     .60       2.48      .31
operations

Less Distributions

From net  investment income     (.06)                            (.11)                    (.21)     (.25)     -

In excess of  net investment    (.11)                            -                        -         -         -
income

From net realized gain          (.98)                            (.14)                    (.96)     (.63)     -

Total distributions             (1.15)                           (.25)                    (1.17)    (.88)     -

Net asset value,  end of       $ 22.14                          $ 20.59                  $ 16.32   $ 16.89   $ 15.29
period

TOTAL RETURN B, C               13.36%                           28.05%                   3.73%     16.95%    2.07%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period      $ 40                             $ 23                     $ 12      $ 5       $ 1
(in millions)

Ratio of expenses to average    1.52% A                          1.55%                    1.55% F   1.90% F   1.16% A, F
net assets

Ratio of expenses to average    1.51% A, G                       1.52% G                  1.54% G   1.89% G   1.16% A
net assets after expense
reductions

Ratio of net investment         (.16)% A                         .57%                     .51%      .53%      1.74% A
income (loss) to average
net assets

Portfolio turnover              96% A                            85%                      74%       70%       82%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO OCTOBER 31, 1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

                                 SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999                     1998      1997      1996

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 20.83                          $ 16.48                  $ 17.02   $ 15.30   $ 13.92
period

Income from Investment
Operations

Net investment  income (loss)     (.04) D                          .07 D                    .06 D     .13 D     .19 D, E

Net realized  and unrealized      2.76                             4.46                     .52       2.38      1.29
gain (loss)

Total from investment             2.72                             4.53                     .58       2.51      1.48
operations

Less Distributions

From net investment income        (.04)                            (.04)                    (.16)     (.16)     (.09)

In excess of  net investment      (.09)                            -                        -         -         -
income

From net  realized gain           (.98)                            (.14)                    (.96)     (.63)     (.01)

In excess of net realized gain    -                                -                        -         -         -

 Total distributions              (1.11)                           (.18)                    (1.12)    (.79)     (.10)

Net asset value,  end of         $ 22.44                          $ 20.83                  $ 16.48   $ 17.02   $ 15.30
period

TOTAL RETURN B, C                 13.29%                           27.74%                   3.57%     17.07%    10.69%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 1,795                          $ 1,480                  $ 1,086   $ 1,111   $ 995
millions)

Ratio of expenses to average      1.72% A                          1.72%                    1.74%     1.66%     1.61%
net assets

Ratio of expenses to average      1.71% A, F                       1.69% F                  1.72% F   1.65% F   1.60% F
net assets after expense
reductions

Ratio of net investment           (.35)% A                         .39%                     .35%      .80%      1.30%
income (loss) to average net
assets

Portfolio turnover                96% A                            85%                      74%       70%       82%



FINANCIAL HIGHLIGHTS - CLASS T

                                 YEARS ENDED OCTOBER 31,

                                 1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.06
period

Income from Investment
Operations

Net investment  income (loss)     .07

Net realized  and unrealized      (.11)
gain (loss)

Total from investment             (.04)
operations

Less Distributions

From net investment income        -

In excess of  net investment      -
income

From net  realized gain           (.02)

In excess of net realized gain    (.08)

 Total distributions              (.10)

Net asset value,  end of         $ 13.92
period

TOTAL RETURN B, C                 (0.25)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 742
millions)

Ratio of expenses to average      1.90%
net assets

Ratio of expenses to average      1.90%
net assets after expense
reductions

Ratio of net investment           1.01%
income (loss) to average net
assets

Portfolio turnover                47%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR THE PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

                                SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                                (UNAUDITED)                      1999                     1998      1997      1996

SELECTED PER-SHARE DATA

Net asset value, beginning of   $ 20.25                          $ 16.08                  $ 16.69   $ 15.06   $ 13.92
period

Income from Investment
Operations

Net investment  income (loss)    (.10) D                          (.03) D                  (.03) D   .02 D     .08 D, E

Net realized  and unrealized     2.68                             4.34                     .51       2.36      1.26
gain (loss)

Total from investment            2.58                             4.31                     .48       2.38      1.34
operations

Less Distributions

From net investment income       (.02)                            -                        (.13)     (.12)     (.19)

In excess of  net investment     (.04)                            -                        -         -         -
income

From net  realized gain          (.98)                            (.14)                    (.96)     (.63)     (.01)

Total distributions              (1.04)                           (.14)                    (1.09)    (.75)     (.20)

Net asset value,  end of        $ 21.79                          $ 20.25                  $ 16.08   $ 16.69   $ 15.06
period

TOTAL RETURN B, C                12.95%                           27.00%                   3.00%     16.41%    9.73%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in   $ 128                            $ 89                     $ 58      $ 40      $ 19
millions)

Ratio of expenses to average     2.30% A, G                       2.29% G                  2.30% G   2.30%     2.37%
net assets

Ratio of expenses to average     2.29% A, H                       2.26% H                  2.29% H   2.29% H   2.37%
net assets after expense
reductions

Ratio of net investment          (.94)% A                         (.18)%                   (.19)%    .15%      .53%
income  (loss) to average
net assets

Portfolio turnover               96% A                            85%                      74%       70%       82%



FINANCIAL HIGHLIGHTS - CLASS B

                                YEARS ENDED OCTOBER 31,

                                1995 F

SELECTED PER-SHARE DATA

Net asset value, beginning of   $ 13.89
period

Income from Invest- ment
Operations

Net investment  income (loss)    .01

Net realized  and unrealized     .02
gain (loss)

Total from investment            .03
operations

Less Distributions

From net investment income       -

In excess of  net investment     -
income

From net  realized gain          -

Total distributions              -

Net asset value,  end of        $ 13.92
period

TOTAL RETURN B, C                0.22%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in   $ 3
millions)

Ratio of expenses to average     1.97% A, G
net assets

Ratio of expenses to average     1.97% A
net assets after expense
reductions

Ratio of net investment          .94% A
income  (loss) to average
net assets

Portfolio turnover               47%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.
F FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO OCTOBER 31, 1995.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

                                 SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999                     1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 20.58                          $ 16.37                  $ 17.23
period

Income from Investment
Operations

Net investment income (loss) D    (.10)                            (.02)                    (.03)

Net realized and unrealized       2.72                             4.43                     .29
gain (loss)

Total from investment             2.62                             4.41                     .26
operations

Less Distributions

From net investment income        (.03)                            (.06)                    (.16)

In excess of net investment       (.06)                            -                        -
income

From net realized gain            (.98)                            (.14)                    (.96)

Total distributions               (1.07)                           (.20)                    (1.12)

Net asset value, end of period   $ 22.13                          $ 20.58                  $ 16.37

TOTAL RETURN B, C                 12.94%                           27.21%                   2.84%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 65                             $ 35                     $ 15
millions)

Ratio of expenses to average      2.27% A                          2.25% F                  2.30% A, F
net assets

Ratio of expenses to average      2.26% A, G                       2.22% G                  2.30% A
net assets after  expense
reductions

Ratio of net investment           (.91)% A                         (.13)%                   (.20)% A
income (loss) to average net
assets

Portfolio turnover                96% A                            85%                      74%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                               SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                               (UNAUDITED)                      1999                     1998      1997      1996

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 20.62                          $ 16.36                  $ 16.92   $ 15.20   $ 13.97
period

Income from Investment
Operations

Net investment  income          .02 D                            .17 D                    .13 D     .22 D     .21 D, E

Net realized  and unrealized    2.73                             4.39                     .53       2.36      1.24
gain (loss)

Total from investment           2.75                             4.56                     .66       2.58      1.45
operations

Less Distributions

From net investment income      (.07)                            (.16)                    (.26)     (.23)     (.21)

In excess of  net investment    (.14)                            -                        -         -         -
income

From net  realized gain         (.98)                            (.14)                    (.96)     (.63)     (.01)

Total distributions             (1.19)                           (.30)                    (1.22)    (.86)     (.22)

Net asset value,  end of       $ 22.18                          $ 20.62                  $ 16.36   $ 16.92   $ 15.20
period

TOTAL RETURN B, C               13.60%                           28.30%                   4.11%     17.73%    10.51%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in  $ 107                            $ 90                     $ 77      $ 38      $ 16
millions)

Ratio of expenses to average    1.18% A                          1.18%                    1.26%     1.17%     1.44%
net assets

Ratio of expenses to average    1.17% A, H                       1.15% H                  1.24% H   1.16% H   1.43% H
net assets after expense
reductions

Ratio of net investment         .19% A                           .94%                     .76%      1.31%     1.46%
income to average net assets

Portfolio turnover              96% A                            85%                      74%       70%       82%



FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                               YEARS ENDED OCTOBER 31,

                               1995 F

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 13.89
period

Income from Investment
Operations

Net investment  income          .05

Net realized  and unrealized    .03
gain (loss)

Total from investment           .08
operations

Less Distributions

From net investment income      -

In excess of  net investment    -
income

From net  realized gain         -

Total distributions             -

Net asset value,  end of       $ 13.97
period

TOTAL RETURN B, C               0.58%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in  $ 1
millions)

Ratio of expenses to average    .97% A, G
net assets

Ratio of expenses to average    .97% A
net assets after expense
reductions

Ratio of net investment         1.94% A
income to average net assets

Portfolio turnover              47%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.
F FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Overseas Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

2. OPERATING POLICIES - CONTINUED

FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $1,082,346,000 and $889,454,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $12,023,000 and $23,813,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annualized individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the investment performance of the asset-weighted average return of all classes as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .87% of average net assets after the performance adjustment.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annualized rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 41,000     $ -

CLASS T    4,329,000    41,000

CLASS B    566,000      424,000

CLASS C    252,000      146,000

          $ 5,188,000  $ 611,000

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 123,000    $ 48,000

CLASS T    335,000      124,000

CLASS B    124,000      124,000 *

CLASS C    9,000        9,000 *

          $ 591,000    $ 305,000

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 44,000     .27 *

CLASS T                 1,837,000   .22 *

CLASS B                 165,000     .30 *

CLASS C                 64,000      .26 *

INSTITUTIONAL CLASS     96,000      .18 *

                       $ 2,206,000

* ANNUALIZED.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $103,789,000. The fund received cash collateral of $106,971,000 which was invested in cash equivalents, and U.S. Treasury obligations valued at $1,881,000.

6. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

          FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS B   2.30%                    $ 4,000

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $129,000 under this arrangement.

6. EXPENSE REDUCTIONS - CONTINUED

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $4,000 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

  TRANSFER AGENT CREDITS

CLASS A     $ 1,000

7. BENEFICIAL INTEREST.

At the end of the period, one shareholder was record owner of approximately 11% of the total outstanding shares of the fund.

8. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

AMOUNTS IN THOUSANDS         SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31,

                             2000                        1999

FROM NET INVESTMENT INCOME

Class A                      $ 66                        $ 78

Class T                       3,187                       2,595

Class B                       92                          -

Class C                       53                          50

Institutional Class           319                         722

Total                        $ 3,717                     $ 3,445

IN EXCESS OF NET INVESTMENT
INCOME

Class A                      $ 128                       $ -

Class T                       6,095                       -

Class B                       177                         -

Class C                       102                         -

Institutional Class           610                         -

Total                        $ 7,112                     $ -

FROM NET REALIZED GAIN

Class A                      $ 1,120                     $ 99

Class T                       69,969                      9,084

Class B                       4,396                       507

Class C                       1,690                       116

Institutional Class           4,333                       632

Total                        $ 81,508                    $ 10,438

                             $ 92,337                    $ 13,883


9. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                              DOLLARS

AMOUNTS IN THOUSANDS            SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31,  SIX MONTHS ENDED APRIL 30,

                                2000                        1999                    2000



CLASS A Shares sold                                          4,183                  $ 51,698
                                 2,307

Reinvestment of distributions    58                          11                      1,222

Shares redeemed                  (1,690)                     (3,818)                 (38,068)

Net increase (decrease)          675                         376                    $ 14,852

CLASS T Shares sold              27,478                      100,980                $ 628,546

Reinvestment of distributions    3,494                       648                     75,182

Shares redeemed                  (22,009)                    (96,495)                (505,717)

Net increase (decrease)          8,963                       5,133                  $ 198,011

CLASS B Shares sold              1,902                       2,267                  $ 42,219

Reinvestment of distributions    196                         27                      4,107

Shares redeemed                  (636)                       (1,520)                 (13,979)

Net increase (decrease)          1,462                       774                    $ 32,347

CLASS C Shares sold              1,748                       8,406                  $ 39,618

Reinvestment of distributions    77                          9                       1,630

Shares redeemed                  (557)                       (7,619)                 (12,511)

Net increase (decrease)          1,268                       796                    $ 28,737

INSTITUTIONAL CLASS Shares       1,441                       3,272                  $ 32,518
sold

Reinvestment of distributions    100                         36                      2,115

Shares redeemed                  (1,048)                     (3,637)                 (23,662)

Net increase (decrease)          493                         (329)                  $ 10,971



                                DOLLARS

AMOUNTS IN THOUSANDS            YEAR ENDED OCTOBER 31,

                                1999



CLASS A Shares sold             $ 76,263


Reinvestment of distributions    173

Shares redeemed                  (69,891)

Net increase (decrease)         $ 6,545

CLASS T Shares sold             $ 1,884,019

Reinvestment of distributions    10,982

Shares redeemed                  (1,796,038)

Net increase (decrease)         $ 98,963

CLASS B Shares sold             $ 41,143

Reinvestment of distributions    454

Shares redeemed                  (27,409)

Net increase (decrease)         $ 14,188

CLASS C Shares sold             $ 153,485

Reinvestment of distributions    143

Shares redeemed                  (139,603)

Net increase (decrease)         $ 14,025

INSTITUTIONAL CLASS Shares      $ 59,739
sold

Reinvestment of distributions    602

Shares redeemed                  (66,268)

Net increase (decrease)         $ (5,927)





INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity Investments Japan Ltd.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
Richard R. Mace, Jr., Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

* INDEPENDENT TRUSTEES

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
William J. McCoy *
Marvin L. Mann *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional
 Operations Company, Inc.
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications and Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant (registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

OSI-SANN-0600  104860
1.703566.102

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
INTERNATIONAL
CAPITAL APPRECIATION
FUND - INSTITUTIONAL CLASS

SEMIANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    9   A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           10  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  15  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 24  Notes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of the McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE



(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(Registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND -
INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV INTL CAP APP -    26.87%         50.27%       91.44%
INST CL

MSCI World ex US               8.40%          15.89%       40.15%

International Funds Average    14.17%         24.75%       n/a

CUMULATIVE TOTAL RETURNS show Institutional Class performance in percentage terms over a set period - in this case, six months, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital International AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 675 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000       PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV INTL CAP APP -        50.27%       29.80%
INST CL

MSCI World ex US                   15.89%       14.52%

International Funds Average        24.75%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Intl Cap App -CL I       MS AC World ex USA
             00291                       MS025
  1997/11/03      10000.00                    10000.00
  1997/11/30       9740.00                     9717.68
  1997/12/31       9950.00                     9829.52
  1998/01/31      10230.00                    10123.55
  1998/02/28      10910.00                    10799.04
  1998/03/31      11540.00                    11172.17
  1998/04/30      11810.00                    11252.19
  1998/05/31      11780.00                    11048.13
  1998/06/30      11590.00                    11006.60
  1998/07/31      11830.00                    11111.22
  1998/08/31       9520.00                     9544.28
  1998/09/30       9360.00                     9342.67
  1998/10/31      10090.00                    10321.30
  1998/11/30      10630.00                    10875.96
  1998/12/31      10960.00                    11250.66
  1999/01/31      11180.00                    11238.61
  1999/02/28      11040.00                    10986.98
  1999/03/31      12010.00                    11517.44
  1999/04/30      12740.00                    12093.51
  1999/05/31      12060.00                    11525.48
  1999/06/30      13050.00                    12055.08
  1999/07/31      13690.00                    12337.82
  1999/08/31      13930.00                    12380.62
  1999/09/30      14290.00                    12464.35
  1999/10/31      15090.00                    12928.47
  1999/11/30      17070.00                    13445.41
  1999/12/31      20807.98                    14727.73
  2000/01/31      19757.70                    13928.55
  2000/02/29      21712.68                    14304.78
  2000/03/31      20714.39                    14843.12
  2000/04/28      19144.18                    14014.67
IMATRL PRASUN   SHR__CHT 20000430 20000524 120437 R00000000000033

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Capital Appreciation Fund - Institutional Class on November 3, 1997, when the fund started. As the chart shows, by April 30, 2000, the value of the investment would have grown to $19,144 - a 91.44% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period. With dividends reinvested, the same $10,000 would have grown to $14,015 - a 40.15% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Resembling their counterparts in the
United States, the majority of major
international equity markets
travelled a similar path of
performance during the six-month
period ending April 30, 2000, with
several months of spectacular returns
spurred by high-flying technology
and telecommunications stocks
followed by profit taking and
valuation concerns in March and
April. Still, the majority of
international equity indexes closed
out the period with fairly strong
positive returns. The Morgan
Stanley Capital International EAFE(registered trademark)
Index - which measures the
performance of stock markets in
Europe, Australasia and the Far
East - closed the six months
ending April 30, 2000, up 6.81%.
Of course, some countries
contributed more than others.
Japan, the equity market darling of
1999, so far has found the first year
of the new millennium a little more
daunting, with the Tokyo Stock
Exchange Index down 9.16%
year-to-date and up just 2.10% for
the six-month period. European
markets, as measured by the
Morgan Stanley Europe Index,
returned 8.43% during the past six
months on the strength of favorable
corporate earnings. In general,
emerging markets, which enjoyed a
strong comeback in 1999,
continued their momentum into
2000, highlighted by the six-month
13.87% gain posted by the Morgan
Stanley Emerging Market Free
Index.

(photograph of Kevin McCarey)

An interview with Kevin McCarey, Portfolio Manager of Fidelity Advisor International Capital Appreciation Fund

Q. HOW DID THE FUND PERFORM, KEVIN?

A. Very well. For the six months that ended April 30, 2000, the fund's Institutional Class shares returned 26.87%. This easily beat the Morgan Stanley Capital International AC World Index Free ex USA - which returned 8.40% during the same period - as well as the international funds average, which returned 14.17% according to Lipper Inc. For the 12 months that ended April 30, 2000, the fund's Institutional Class shares returned 50.27%. The Morgan Stanley index and Lipper group returned 15.89% and 24.75%, respectively, during the same period.

Q. WHAT FACTORS PLAYED KEY ROLES IN SHAPING THE FUND'S PERFORMANCE DURING THE PERIOD?

A. Solid research and good stock picking - particularly in Japan and the emerging markets - helped the fund perform well. In fact, six of the fund's 10 best-performing stocks during the period were based in Japan. Another factor was my emphasis on so-called new economy stocks, or companies that stand to benefit from changes brought on by the Internet and technology trends in general. The fund's exposure to technology stocks went from 18% of assets six months ago to approximately 34% at the end of the period. I also favored stocks in the media and telecommunications areas, and reduced the fund's exposure to industries adversely affected by new economy trends, including retail and general banking.

Q. SIX MONTHS AGO, JAPAN'S ECONOMY WAS ON THE UPSWING. CAN YOU GIVE AN
UPDATE?

A. Entering the period, Japan was still enjoying a switch from negative to positive investor sentiment, based largely on initial signs of an economic turnaround and a slew of corporate restructuring announcements. As the period wore on, however - and companies began the actual hard work of restructuring - the shine wore off and the rebound became sluggish. Based on what our research indicated, I decided to trim the fund's Japanese exposure, from 34% of assets six months ago to 24% at the close of the period. That being said, the fund still realized significant gains from its positions in Internet venture capital firm Softbank, cellular provider DDI and Daiwa Securities.

Q. WHAT WAS THE STORY IN THE EMERGING MARKETS?

A. Latin America and Asia both experienced rebounds following an upturn in economic conditions, and the fund was able to take advantage. Latin America continued to benefit from the positive impact of Brazil's currency devaluation in February 1999, and Mexico in particular performed well as interest rates fell, inflation remained subdued and oil prices rose. The fund's investments in Mexican banks Bancomer and Banacci provided strong results before I decided to de-emphasize the bank group. Asia, meanwhile, continued to benefit from its own rebound of over a year ago, and technology exports improved significantly. The fund's positions in Taiwan Semiconductor and Samsung Electronics contributed nicely.

Q. WHAT WAS YOUR STRATEGY WITH RESPECT TO THE FUND'S EUROPEAN
INVESTMENTS?

A. The economic situation continued to be positive throughout Europe, and the weakening of the euro relative to the dollar put the wind at the backs of many European exporters. In terms of my particular focus, I again concentrated on companies that I felt could benefit from the new economy. One example was French software firm ILOG, which performed well during the period.

Q. WHICH OTHER STOCKS HELPED PERFORMANCE? WHICH WERE DISAPPOINTING?

A. Going back to Japan, the fund's stakes in Trans Cosmos, a software services company that benefited from Internet trends, Kyocera - a maker of electronics components - and Furukawa Electric, which is involved in optical networking equipment, all provided a considerable boost. Disappointments included Japanese cellular service provider Hikari Tsushin - which soured on weak growth forecasts - and Equant, a Netherlands-based telecommunications networking company that suffered from a slowdown in revenue growth.

Q. WHAT'S YOUR OUTLOOK?

A. The economic recovery and corporate restructuring phase should deepen in Europe, but progress slowly in Japan. In Europe, we should see more management incentives in terms of salary and stock options, and we'll also see more companies coming to market under the banner of the new economy. I'll keep a close eye on that. Japan, meanwhile, is much earlier in the game and I wouldn't be surprised if we saw a lot of consolidation activity there over the next year or so. As for the emerging markets, I'll be keeping tabs on the new government in Russia and the upcoming presidential election in Mexico.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks capital
appreciation by investing in
securities of foreign issuers

START DATE: November 3, 1997

SIZE: as of April 30, 2000,
more than $290 million

MANAGER: Kevin McCarey,
since inception; joined
Fidelity in 1985

KEVIN MCCAREY ENVISIONS
A WIRELESS WORLD:

"If the 1990s were the decade of the
Internet, the next 10 years will be
dominated by wireless technology.
Over the next couple years, in fact,
the number of people in the world that
have a cell phone will be greater
than those that have fixed lines. And
a couple years beyond that, the
number of people worldwide that
access the Internet via wireless
devices is going to be greater than
those who access the Web by
fixed-line.

"Europe is very much ahead of the U.S.
in terms of wireless penetration,
mainly because it's been able to
support the technology with one
common system - the Global System
for Mobile Communications (GSM).
The U.S., on the other hand, has a
more fragmented network with
different types of technologies
competing against one another. This
has slowed penetration rates. Also,
Europe has a feature known as CPP,
or calling party pays. That's something
we're all hoping for someday in the
U.S. Wireless phone usage also is
increasing rapidly throughout many
of the emerging-market countries.

"The fund's exposure to wireless
basically falls into two camps:
companies that manufacture the
equipment - including global
leaders NEC, Ericsson and Nokia -
and those that operate the networks
and sign up the customers, such as
Vodafone AirTouch. As the
technology improves in the near
future, companies such as these
stand to benefit handsomely."


INVESTMENT CHANGES





TOP FIVE STOCKS BY ISSUER AS
OF APRIL 30, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Nokia AB (Finland,              6.5                      1.9
Communications Equipment)

Koninklijke Philips             5.5                      0.3
Electronics NV
(Netherlands, Electrical
Equipment)

TotalFinaElf SA (France, Oil    4.4                      1.3
& Gas)

DDI Corp. (Japan, Telephone     4.3                      3.0
Services)

Vodafone AirTouch PLC           3.1                      1.9
(United Kingdom, Cellular)

                                23.8                     8.4

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Technology                      33.7                     18.4

Utilities                       17.7                     12.0

Industrial Machinery &          13.7                     3.1
Equipment

Finance                         9.7                      28.8

Media & Leisure                 8.7                      6.5

TOP FIVE COUNTRIES AS OF
APRIL 30, 2000

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Japan                           24.0                     34.0

United Kingdom                  10.7                     16.9

Netherlands                     9.4                      5.4

France                          8.6                      8.7

Finland                         8.1                      2.2


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000                                          AS OF OCTOBER 31, 1999

Stocks                          96.9%                         Stocks and Investment
                                                              Companies                         96.2%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 3.1%                         Net Other Assets                   3.8%

Row: 1, Col: 1, Value: 96.90000000000001                      Row: 1, Col: 1, Value: 96.2
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 3.1                                    Row: 1, Col: 8, Value: 3.8







INVESTMENTS APRIL 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 96.9%

                                 SHARES                      VALUE (NOTE 1)

BELGIUM - 0.3%

Telinfo SA                        6,700                      $ 757,233

CANADA - 3.4%

Celestica, Inc. (sub. vtg.)       29,100                      1,570,158
(a)

Research in Motion Ltd. (a)       123,300                     5,237,419

Rogers Communications, Inc.       57,600                      1,499,514
Class B (non-vtg.) (a)

Talisman Energy, Inc. (a)         55,500                      1,654,731

                                                              9,961,822

DENMARK - 0.6%

Novo-Nordisk AS (B Shares)        12,400                      1,665,385

FINLAND - 8.1%

JOT Automation Group Oyj          288,300                     2,089,030

Nokia AB                          331,200                     18,836,995

Sonera Corp.                      45,400                      2,503,480

                                                              23,429,505

FRANCE - 8.6%

Canal Plus SA                     3,600                       695,619

Castorama Dubois                  4,100                       896,867
Investissements SA

Coflexip SA                       14,800                      1,443,372

France Telecom SA                 28,200                      4,374,632

ILOG SA sponsored ADR (a)         7,800                       280,800

TotalFinaElf SA Class B           84,200                      12,735,250

Vivendi SA                        47,200                      4,680,624

                                                              25,107,164

GERMANY - 4.3%

Hannover Rueckversicherungs AG    23,500                      1,488,626

Intershop Communication AG (a)    9,900                       4,412,150

JUMPtec Industrielle              8,800                       834,159
Computertechnik AG (a)

Primacom AG (a)                   17,100                      1,317,000

Siemens AG                        19,000                      2,822,761

Software AG (a)                   14,600                      1,690,011

                                                              12,564,707

HONG KONG - 2.4%

China Telecom Ltd. (a)            372,000                     2,728,388

Giordano International Ltd.       678,000                     1,109,820

Johnson Electric Holdings         90,000                      725,052
Ltd.

Li & Fung Ltd.                    308,000                     1,190,227

Vtech Holdings Ltd.               304,000                     1,260,633

                                                              7,014,120

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

INDIA - 1.4%

Housing Development Finance       130,800                    $ 1,417,075
Corp. Ltd.

Hughes Software Systems Ltd.      12,100                      818,309

Pentamedia Graphics Ltd.          77,214                      1,124,158

Pentamedia Graphics Ltd. New      45,286                      659,319

                                                              4,018,861

IRELAND - 0.2%

SmartForce PLC sponsored ADR      11,400                      544,350
(a)

ISRAEL - 0.7%

Check Point Software              3,800                       657,400
Technologies Ltd. (a)

Gilat Satellite Networks Ltd.     6,700                       575,363
(a)

Orad Hi-Tech Systems Ltd. (a)     18,800                      856,763

                                                              2,089,526

JAPAN - 24.0%

Alpha Systems, Inc.               5,000                       984,834

Asatsu-DK, Inc.                   10,000                      412,428

Casio Computer Co. Ltd.           220,000                     2,420,936

Daiwa Securities Group, Inc.      185,000                     2,822,730

DDI Corp.                         1,096                       12,567,413

FamilyMart Co. Ltd.               34,100                      1,248,715

Focus Systems Corp.               31,000                      1,103,662

Fuji Television Network, Inc.     75                          1,248,382

Fujitsu Ltd.                      123,000                     3,480,488

Furukawa Electric Co. Ltd.        508,000                     7,041,724

Hikari Tsushin, Inc.              1,900                       274,089

ITOCHU TECHNO-SCIENCE Corp.       1,400                       1,114,666
(CTC)

Kyocera Corp.                     26,500                      4,400,656

Macnica, Inc.                     7,800                       1,379,822

Mitsubishi Electric Corp.         629,000                     5,368,661

NEC Corp.                         77,000                      2,093,397

Nikko Securities Co. Ltd.         285,000                     3,360,227

Nippon Systemware Co. Ltd.        10,300                      676,253

Nomura Securities Co. Ltd.        102,000                     2,565,563

Omron Corp.                       66,000                      1,794,341

Pioneer Corp.                     54,000                      1,473,090

Shinko Securities Co. Ltd.        497,000                     2,173,858

Softbank Corp.                    4,200                       1,033,105

Softbank Corp. New                8,400                       2,066,210

Toko, Inc.                        301,000                     2,505,086

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

JAPAN - CONTINUED

Yahoo Japan Corp.                 2                          $ 998,705

Yamaha Motor Co. Ltd.             368,000                     3,137,562

                                                              69,746,603

KOREA (SOUTH) - 2.2%

Samsung Electronics Co. Ltd.      17,100                      4,622,664

Trigem Computer, Inc.             32,500                      1,877,225

                                                              6,499,889

MEXICO - 5.7%

Grupo Radio Centro SA de CV       76,900                      1,076,600
sponsored ADR

Grupo Televisa SA de CV           55,200                      3,501,750
sponsored ADR (a)

Nuevo Grupo Iusacell SA de CV     227,600                     3,627,375
sponsored ADR (a)

TV Azteca SA de CV sponsored      544,000                     5,984,000
ADR

Wal-Mart de Mexico SA de CV       1,074,000                   2,485,714
Series V (a)

                                                              16,675,439

NETHERLANDS - 9.4%

Equant NV (a)                     43,700                      3,391,556

Exact Holdings NV (a)             19,300                      1,090,641

Gucci Group NV (NY Shares)        9,100                       797,388

Koninklijke Philips               355,700                     15,908,630
Electronics NV

United Pan-Europe                 104,400                     3,809,070
Communications NV (a)

Wolters Kluwer NV                 100,700                     2,382,687
(Certificaten Van Aandelen)

                                                              27,379,972

NORWAY - 0.2%

Opticom ASA (a)                   5,300                       560,163

RUSSIA - 0.5%

Vimpel Communications             40,800                      1,366,800
sponsored ADR (a)

SINGAPORE - 1.1%

Chartered Semiconduct             35,400                      3,093,075
Manufacturing Ltd. ADR

SOUTH AFRICA - 0.4%

Dimension Data Holdings Ltd.      164,800                     1,080,059
(a)

SPAIN - 1.9%

Banco Santander Central           274,200                     2,866,578
Hispano SA

Telefonica SA (a)                 116,400                     2,597,151

                                                              5,463,729

SWEDEN - 3.0%

Telefonaktiebolaget LM            100,400                     8,879,125
Ericsson (B Shares)

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

SWITZERLAND - 4.0%

Ascom Holding AG (Bearer)         200                        $ 680,628

Credit Suisse Group (Reg.)        14,000                      2,536,940

Nestle SA (Reg.)                  750                         1,326,353

PubliGroupe SA                    2,028                       1,569,075

The Swatch Group AG (Bearer)      3,910                       4,203,421

UBS AG                            4,800                       1,179,756

                                                              11,496,173

TAIWAN - 3.3%

Hon Hai Precision Industries      103,000                     993,136
Co. Ltd. (a)

Taiwan Semiconductor              1,326,500                   8,541,281
Manufacturing Co. Ltd. (a)

                                                              9,534,417

UNITED KINGDOM - 10.7%

Amvescap PLC                      319,600                     4,609,989

Cable & Wireless PLC              330,800                     5,462,734

Carlton Communications PLC        179,700                     2,160,729

EMI Group PLC                     107,300                     1,025,147

Hilton Group PLC                  272,400                     1,140,452

HSBC Holdings PLC (Reg.)          230,100                     2,631,770

Manchester United PLC             229,300                     1,338,487

Misys PLC                         279,500                     3,182,710

Synstar PLC (a)                   220,100                     468,438

Vodafone AirTouch PLC             1,942,764                   9,131,001

                                                              31,151,457

UNITED STATES OF AMERICA - 0.5%

SCM Microsystems, Inc. (a)        18,500                      1,531,897

TOTAL COMMON STOCKS                                           281,611,471
(Cost $266,913,329)

CASH EQUIVALENTS - 7.5%

                                 SHARES                      VALUE (NOTE 1)

Central Cash Collateral Fund,     6,420,030                  $ 6,420,030
5.94% (b)

Taxable Central Cash Fund,        15,281,207                  15,281,207
5.77% (b)

TOTAL CASH EQUIVALENTS                                        21,701,237
(Cost $21,701,237)

TOTAL INVESTMENT PORTFOLIO -                                  303,312,708
104.4%
(Cost $288,614,566)

NET OTHER ASSETS - (4.4)%                                     (12,864,723)

NET ASSETS - 100%                                            $ 290,447,985

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $289,296,503. Net unrealized appreciation aggregated $14,016,205, of which $36,311,537 related to appreciated investment securities and $22,295,332 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                APRIL 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at                 $ 303,312,708
value (cost $288,614,566) -
See accompanying schedule

Cash                                          30,700

Foreign currency held at                      2,597,499
value (cost $2,600,357)

Receivable for investments                    8,327,316
sold

Receivable for fund shares                    1,283,110
sold

Dividends receivable                          344,523

Interest receivable                           94,528

Other receivables                             697,094

 TOTAL ASSETS                                 316,687,478

LIABILITIES

Payable for investments        $ 18,874,186
purchased

Payable for fund shares         311,608
redeemed

Accrued management fee          169,418

Distribution fees payable       145,462

Other payables and accrued      318,789
expenses

Collateral on securities        6,420,030
loaned, at value

 TOTAL LIABILITIES                            26,239,493

NET ASSETS                                   $ 290,447,985

Net Assets consist of:

Paid in capital                              $ 269,334,762

Distributions in excess of                    (793,046)
net investment income

Accumulated undistributed net                 7,144,108
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   14,762,161
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                   $ 290,447,985

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
               APRIL 30, 2000 (UNAUDITED)

CALCULATION OF MAXIMUM             $18.35
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($16,289,506 (divided by)
887,895 shares)

Maximum offering price per         $19.47
share (100/94.25 of $18.35)

CLASS T: NET ASSET VALUE and       $18.30
redemption price per share
 ($169,022,025 (divided by)
9,237,061 shares)

Maximum offering price per         $18.96
share (100/96.50 of $18.30)

CLASS B: NET ASSET VALUE and       $18.05
offering price per share
($51,671,859 (divided by)
2,862,720 shares) A

CLASS C: NET ASSET VALUE and       $18.04
offering price per share
($41,602,623 (divided by)
2,305,618 shares) A

INSTITUTIONAL CLASS: NET           $18.41
ASSET VALUE, offering price
and redemption price   per
share ($11,861,972 (divided
by) 644,304 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED APRIL 30,
                                      2000 (UNAUDITED)

INVESTMENT INCOME                            $ 645,340
Dividends

Interest                                      491,783

Security lending                              22,712

                                              1,159,835

Less foreign taxes withheld                   (75,792)

 TOTAL INCOME                                 1,084,043

EXPENSES

Management fee                   $ 706,840

Transfer agent fees               245,875

Distribution fees                 590,009

Accounting and security           58,969
lending fees

Non-interested trustees'          237
compensation

Custodian fees and expenses       129,296

Registration fees                 112,685

Audit                             16,389

Legal                             1,592

Miscellaneous                     8,572

 Total expenses before            1,870,464
reductions

 Expense reductions               (23,636)    1,846,828

NET INVESTMENT INCOME (LOSS)                  (762,785)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            7,484,837

 Foreign currency transactions    (59,945)    7,424,892

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            4,770,282

 Assets and liabilities in        52,793      4,823,075
foreign currencies

NET GAIN (LOSS)                               12,247,967

NET INCREASE (DECREASE) IN                   $ 11,485,182
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1999
                               2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (762,785)                 $ (132,984)
income (loss)

 Net realized gain (loss)       7,424,892                   6,701,720

 Change in net unrealized       4,823,075                   9,215,926
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     11,485,182                  15,784,662
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (12,905)                    -
In excess of investment
income

 From net realized gain         (3,861,885)                 -

 TOTAL DISTRIBUTIONS            (3,874,790)                 -

Share transactions - net        209,125,679                 34,004,800
increase (decrease)

  TOTAL INCREASE (DECREASE)     216,736,071                 49,789,462
IN NET ASSETS

NET ASSETS

 Beginning of period            73,711,914                  23,922,452

 End of period (including      $ 290,447,985               $ 73,711,914
distributions in excess of
net investment income of
$793,046 and accumulated net
investment loss of $17,356,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                 SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999                     1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 15.06                          $ 10.07                  $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.04)                            (.01)                    .00

Net realized and unrealized       3.98                             5.00                     .07
gain (loss)

Total from investment             3.94                             4.99                     .07
operations

Less Distributions

In excess of net investment       (.01)                            -                        -
income

From net realized gain            (.64)                            -                        -

Total distributions               (.65)                            -                        -

Net asset value, end of period   $ 18.35                          $ 15.06                  $ 10.07

TOTAL RETURN B, C                 26.64%                           49.55%                   0.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 16,290                         $ 3,407                  $ 860
(000 omitted)

Ratio of expenses to average      1.64% A                          1.72% F                  2.06% A, F
net assets

Ratio of expenses to average      1.62% A, G                       1.67% G                  2.06% A
net assets after expense
reductions

Ratio of net investment           (.48)% A                         (.06)%                   .03% A
income (loss) to average
net assets

Portfolio turnover                236% A                           218%                     199% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

                                 SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999                     1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 15.02                          $ 10.04                  $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.06)                            (.04)                    (.03)

Net realized and unrealized       3.97                             5.02                     .07
gain (loss)

Total from investment             3.91                             4.98                     .04
operations

Less Distributions

From net realized gain            (.63)                            -                        -

Net asset value, end of period   $ 18.30                          $ 15.02                  $ 10.04

TOTAL RETURN B, C                 26.49%                           49.60%                   0.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 169,022                        $ 44,233                 $ 12,117
(000 omitted)

Ratio of expenses to average      1.83% A                          1.97% F                  2.31% A, F
net assets

Ratio of expenses to average      1.81% A, G                       1.92% G                  2.31% A
net assets after expense
reductions

Ratio of net investment           (.67)% A                         (.31)%                   (.24)% A
income (loss) to average
net assets

Portfolio turnover                236% A                           218%                     199% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

                                 SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999                     1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.82                          $ 9.99                   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.11)                            (.10)                    (.07)

Net realized and unrealized       3.93                             4.93                     .06
gain (loss)

Total from investment             3.82                             4.83                     (.01)
operations

Less Distributions

From net realized gain            (.59)                            -                        -

Net asset value, end of period   $ 18.05                          $ 14.82                  $ 9.99

TOTAL RETURN B, C                 26.20%                           48.35%                   (0.10)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 51,672                         $ 11,098                 $ 4,047
(000 omitted)

Ratio of expenses to average      2.42% A                          2.47% F                  2.81% A, F
net assets

Ratio of expenses to average      2.39% A, G                       2.42% G                  2.81% A
net assets after expense
reductions

Ratio of net investment           (1.26)% A                        (.81)%                   (.70)% A
income (loss) to average
net assets

Portfolio turnover                236% A                           218%                     199% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

                                 SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999                     1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.83                          $ 9.98                   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.11)                            (.10)                    (.08)

Net realized and unrealized       3.92                             4.95                     .06
gain (loss)

Total from investment             3.81                             4.85                     (.02)
operations

Less Distributions

From net realized gain            (.60)                            -                        -

Net asset value, end of period   $ 18.04                          $ 14.83                  $ 9.98

TOTAL RETURN B, C                 26.12%                           48.60%                   (0.20)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 41,603                         $ 7,874                  $ 2,217
(000 omitted)

Ratio of expenses to average      2.38% A                          2.47% F                  2.81% A, F
net assets

Ratio of expenses to average      2.35% A, G                       2.42% G                  2.81% A
net assets after expense
reductions

Ratio of net investment           (1.22)% A                        (.81)%                   (.75)% A
income (loss) to average
net assets

Portfolio turnover                236% A                           218%                     199% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999                     1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 15.09                          $ 10.09                  $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.01)                            .02                      .04

Net realized and unrealized       3.99                             4.98                     .05
gain (loss)

Total from investment             3.98                             5.00                     .09
operations

Less Distributions

In excess of net investment       (.02)                            -                        -
income

From net realized gain            (.64)                            -                        -

Total distributions               (.66)                            -                        -

Net asset value, end of period   $ 18.41                          $ 15.09                  $ 10.09

TOTAL RETURN B, C                 26.87%                           49.55%                   0.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 11,862                         $ 7,099                  $ 4,682
(000 omitted)

Ratio of expenses to average      1.27% A                          1.47% F                  1.81% A, F
net assets

Ratio of expenses to average      1.24% A, G                       1.42% G                  1.81% A
net assets after expense
reductions

Ratio of net investment           (.11)% A                         .19%                     .34% A
income (loss) to average
net assets

Portfolio turnover                236% A                           218%                     199% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor International Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered.

2. OPERATING POLICIES - CONTINUED

RESTRICTED SECURITIES - CONTINUED

Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $412,430,096 and $213,987,845, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .73% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 12,358     $ -

CLASS T    292,850      1,297

CLASS B    158,401      118,801

CLASS C    126,400      96,488

          $ 590,009    $ 216,586

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 101,125    $ 39,980

CLASS T    281,508      100,999

CLASS B    20,252       20,252*

CLASS C    46,659       46,659*

          $ 449,544    $ 207,890

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund (collectively referred to as the transfer agent) for the fund's Class A, Class T, Class B, Class C and Institutional Class Shares. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 14,766   .30*

CLASS T                 137,911   .24*

CLASS B                 49,111    .32*

CLASS C                 34,191    .28*

INSTITUTIONAL CLASS     9,896     .18*

                       $ 245,875

* ANNUALIZED

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $4,095 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $6,144,201. The fund received cash collateral of $6,420,030 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $22,517 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $1,119 under the custodian arrangement.

7. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                             SIX MONTHS ENDED APRIL 30,

                             2000

IN EXCESS OF NET INVESTMENT
INCOME

Class A                      $ 2,939

Institutional Class           9,966

Total                        $ 12,905

FROM NET REALIZED GAIN

Class A                      $ 187,495

Class T                       2,394,220

Class B                       538,581

Class C                       422,856

Institutional Class           318,733

Total                        $ 3,861,885

                             $ 3,874,790

8. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                              DOLLARS

                                SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31,  SIX MONTHS ENDED APRIL 30,

                                2000                        1999                    2000



CLASS A Shares sold              735,972                     171,382                $ 14,115,501

Reinvestment of distributions    11,028                      -                       182,185

Shares redeemed                  (85,350)                    (30,537)                (1,669,345)

Net increase (decrease)          661,650                     140,845                $ 12,628,341

CLASS T Shares sold              7,552,136                   2,655,095              $ 144,049,665

Reinvestment of distributions    139,576                     -                       2,301,600

Shares redeemed                  (1,400,491)                 (915,882)               (26,692,725)

Net increase (decrease)          6,291,221                   1,739,213              $ 119,658,540

CLASS B Shares sold              2,255,778                   490,982                $ 42,953,882

Reinvestment of distributions    27,962                      -                       455,782

Shares redeemed                  (169,705)                   (147,536)               (3,226,858)

Net increase (decrease)          2,114,035                   343,446                $ 40,182,806

CLASS C Shares sold              2,180,002                   381,866                $ 41,393,914

Reinvestment of distributions    23,658                      -                       385,614

Shares redeemed                  (429,191)                   (72,877)                (8,287,036)

Net increase (decrease)          1,774,469                   308,989                $ 33,492,492

INSTITUTIONAL CLASS Shares       163,991                     898,968                $ 3,027,350
sold

Reinvestment of distributions    18,789                      -                       310,962

Shares redeemed                  (8,963)                     (892,708)               (174,812)

Net increase (decrease)          173,817                     6,260                  $ 3,163,500



                                DOLLARS

                                YEAR ENDED OCTOBER 31,

                                1999



CLASS A Shares sold             $ 2,262,199

Reinvestment of distributions    -

Shares redeemed                  (375,127)

Net increase (decrease)         $ 1,887,072

CLASS T Shares sold             $ 35,017,679

Reinvestment of distributions    -

Shares redeemed                  (11,570,979)

Net increase (decrease)         $ 23,446,700

CLASS B Shares sold             $ 6,457,280

Reinvestment of distributions    -

Shares redeemed                  (1,813,165)

Net increase (decrease)         $ 4,644,115

CLASS C Shares sold             $ 5,012,400

Reinvestment of distributions    -

Shares redeemed                  (886,960)

Net increase (decrease)         $ 4,125,440

INSTITUTIONAL CLASS Shares      $ 10,922,948
sold

Reinvestment of distributions    -

Shares redeemed                  (11,021,475)

Net increase (decrease)         $ (98,527)


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Ltd.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard Spillane, Jr., Vice President
Kevin McCarey, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

AICAPI-SANN-0600  103980
1.703430.101

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
DIVERSIFIED INTERNATIONAL
FUND - INSTITUTIONAL CLASS

SEMIANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    9   A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           10  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  26  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 35  Notes to the financial
                          statements.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE



(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(Registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY(REGISTERED              18.23%         33.43%       54.65%
TRADEMARK) ADV DIVERSIFIED
INTL - INST CL

MSCI EAFE(registered trademark)  6.81%          14.11%       24.75%

International Funds Average      14.17%         24.75%       n/a

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of April 30, 2000, the index included over 1,000 equity securities of companies domiciled in 20 countries. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 675 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV DIVERSIFIED INTL    33.43%       37.47%
- INST CL

MSCI EAFE                        14.11%       17.52%

International Funds Average      24.75%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class' shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Diversified Intl -CL I   MS EAFE (Net MA tax)
             00734                       MS001
  1998/12/17      10000.00                    10000.00
  1998/12/31      10340.00                    10355.15
  1999/01/31      10400.00                    10326.46
  1999/02/28      10260.00                    10082.24
  1999/03/31      10880.00                    10505.09
  1999/04/30      11590.00                    10932.44
  1999/05/31      11180.00                    10371.28
  1999/06/30      11890.00                    10777.42
  1999/07/31      12200.00                    11099.67
  1999/08/31      12340.00                    11142.07
  1999/09/30      12520.00                    11256.17
  1999/10/31      13080.00                    11679.62
  1999/11/30      14370.00                    12087.24
  1999/12/31      16409.76                    13173.88
  2000/01/31      15322.55                    12338.66
  2000/02/29      16511.36                    12672.91
  2000/03/31      16491.04                    13166.27
  2000/04/28      15464.80                    12475.30
IMATRL PRASUN   SHR__CHT 20000430 20000522 150328 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Diversified International Fund - Institutional Class on December 17, 1998, when the fund started. As the chart shows, by April 30, 2000, the value of the investment would have grown to $15,465 - a 54.65% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $12,475 - a 24.75% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Resembling their counterparts in the
United States, the majority of major
international equity markets
travelled a similar path of
performance during the six-month
period ending April 30, 2000, with
several months of spectacular returns
spurred by high-flying technology
and telecommunications stocks
followed by profit taking and
valuation concerns in March and
April. Still, the majority of
international equity indexes closed
out the period with fairly strong
positive returns. The Morgan
Stanley Capital International
EAFE(Registered trademark) Index - which measures the performance of stock markets in Europe, Australasia and the Far
East - closed the six months
ending April 30, 2000, up 6.81%.
Of course, some countries
contributed more than others.
Japan, the equity market darling of
1999, so far has found the first year
of the new millennium a little more
daunting, with the Tokyo Stock
Exchange Index down 9.16%
year-to-date and up just 2.10% for
the six-month period. European
markets, as measured by the
Morgan Stanley Europe Index,
returned 8.43% during the past six
months on the strength of favorable
corporate earnings. In general,
emerging markets, which enjoyed a
strong comeback in 1999,
continued their momentum into
2000, highlighted by the six-month
13.87% gain posted by the Morgan
Stanley Emerging Market Free
Index.

(photograph of Greg Fraser)

An interview with Greg Fraser, Portfolio Manager of Fidelity Advisor Diversified International Fund

Q. HOW DID THE FUND PERFORM, GREG?

A. For the six-month period that ended April 30, 2000, the fund's Institutional Class shares returned 18.23%. For the same period, the Morgan Stanley Capital International (MSCI) EAFE Index - a broad measure of stock performance in Europe, Australasia and the Far East - was up 6.81%. The fund also compares its performance against the Lipper Inc. international funds average, which was up 14.17% during the past six months. For the one-year period that ended April 30, 2000, the fund's Institutional Class shares returned 33.43%. The MSCI EAFE index returned 14.11% during the same 12-month period while the Lipper peer group average was up 24.75%.

Q. WHAT FACTORS HELPED THE FUND OUTPERFORM BOTH THE EAFE INDEX AND THE LIPPER PEER GROUP DURING THE SIX-MONTH PERIOD?

A. The reasons have changed very little from six months ago: strong stock selection across a variety of industries and countries, and an overweighting in the telecommunications and technology sectors. The fund attempts to keep risk under control by closely monitoring both country and industry weightings, so it isn't that surprising that contributors should come from a variety of industries and countries. Overall, though, technology and telecom were very large contributors. The fund's holdings in both sectors performed especially well from November to February. Then, beginning in March, or even a little earlier in Japan, some of the most successful of these names had quite large corrections. I had already begun eliminating some of the smallest technology stocks in the fund but, nevertheless, the fund still suffered some from this downdraft.

Q. COULD YOU HIGHLIGHT SOME OF THE MORE IMPORTANT CONTRIBUTORS?

A. Sure. Technology and telecommunications names dominated the list of top performers for the period. Mobile equipment suppliers, such as Ericsson and Nokia, were bid higher as the worldwide growth in mobile telephony remained impressive. One of Canada's largest communications companies, BCE, Inc., finalized a plan to spin off its interest in Nortel Networks - a move that helped the stock perform well. NTT DoCoMo, the leading mobile-phone provider in Japan and one that has had wild success with a wireless data application called i-mode, helped nicely. Finally, Oracle Japan, the distributor of Oracle's software in that country, did extremely well as Japanese companies raced to install the systems that would allow them to be more competitive.

Q. WHICH STOCKS DISAPPOINTED?

A. The answer is somewhat dependent on what time frame you choose to look at within the period. Certainly, as mentioned above, some Japanese technology companies started to perform badly near the end of the period, after tremendous gains in 1999. Names such as CSK Corp and Kyocera come to mind. Meanwhile, Hikari Tsushin had a spectacular decline, collapsing more than 90% as the company missed its earnings and sales targets and was rocked by speculative rumors. The fund owned neither CSK nor Hikari Tsushin at the end of the period. The performance of energy companies such as Italy's Eni Spa and the U.K.'s BP Amoco also was disappointing, especially given the strong price of oil.

Q. HOW DID CURRENCY MOVEMENTS AFFECT THE FUND?

A. We hope that shareholders of this fund are aware that it generally does not hedge foreign currency exposure. Hence, currency movements will generally be reflected in the fund's share price, with weak currencies hurting and strong currencies helping net asset value - or NAV - performance. The euro, because of its weakness, did hold back fund performance somewhat during the period. While I have been quite cautious on the euro, I would now characterize my own views as neutral, with a positive bias, because it has fallen rather sharply versus the dollar.

Q. GREG, WHAT'S YOUR OUTLOOK FOR THE FUND?

A. Beginning in March and lasting through the end of the period, technology stocks around the world experienced significantly higher volatility and, in many cases, lower prices. Is the outperformance of technology shares over for a while, or is this just one of many air pockets that technology investors have experienced during the past several years? I don't know, but it is prudent in this environment to trim smaller technology company weightings and focus on the companies with the strongest existing fundamentals - not just the strongest potential stories. Also, I will continue to watch the proliferation of telecommunications companies, evaluating the impact of customer demand and price competition. Shareholders should not be surprised if my weightings in these companies fall moderately in the future.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: capital growth by
investing primarily in foreign
equity securities that are
selected mainly through
quantitative analysis
supported by fundamental
analysis

START DATE: December 17,
1998

SIZE: as of April 30, 2000,
more than $204 million

MANAGER: Greg Fraser,
since inception; joined Fidelity
in 1986

GREG FRASER DISCUSSES THE
FUND'S MISSION:

"I view the mission of the Fidelity
Advisor Diversified International
Fund as providing competitive
returns relative to both its
top-performing peer funds and
relevant indexes in most market
climates, with reasonable risk
levels. Let's focus on a few key
points.

"Some funds `swing for the fences'
and take very concentrated sector
and country bets. This is great
when the fund manager is right,
but very painful when the fund
manager misses. This fund's goal
is to provide solid returns over the
long term. The fund is neither a
growth fund nor a value fund.
Rather, it is driven by both. I've
tried to create a process that is
not a one-trick pony. So, over time,
the fund's holdings will vary in
terms of market capitalization
and growth/value characteristics
as the fund responds to changes
in the markets. An investment
that involves huge returns
interspersed with huge losses is
not a ride that most people
have the stomach to endure. So I
try to temper the fund's volatility
by having a broad number of
securities spread across a lot of
countries and industries. In this
manner, while the risks of foreign
investing can't be eliminated, they
can be managed."


INVESTMENT CHANGES





TOP FIVE STOCKS BY ISSUER AS
OF APRIL 30, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

NTT DoCoMo, Inc. (Japan,        2.2                      0.2
Cellular)

Nokia AB (Finland,              2.2                      2.0
Communications Equipment)

Nippon Telegraph & Telephone    2.0                      0.7
Corp.  (Japan, Telephone
Services)

Vodafone AirTouch PLC (United   2.0                      2.4
Kingdom, Cellular)

TotalFinaElf SA  (France, Oil   2.0                      1.2
and Gas)

                                10.4                     6.5

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Utilities                       17.3                     12.3

Technology                      13.5                     13.6

Finance                         12.0                     15.3

Energy                          7.9                      6.4

Industrial Machinery &          6.7                      4.8
Equipment

TOP FIVE COUNTRIES AS OF
APRIL 30, 2000

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Japan                           21.4                     25.4

United Kingdom                  10.3                     10.9

France                          8.0                      7.7

Switzerland                     7.7                      6.5

Germany                         7.2                      5.8


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000                                          AS OF OCTOBER 31, 1999

Stocks and Investment                                         Stocks and Investment
Companies                       91.7%                         Companies                         89.2%

Bonds                            0.3%                         Bonds                              0.1%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 8.0%                         Net Other Assets                  10.7%

Row: 1, Col: 1, Value: 91.7                                   Row: 1, Col: 1, Value: 89.2
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.3                                    Row: 1, Col: 4, Value: 0.1
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 8.0                                    Row: 1, Col: 8, Value: 10.7







INVESTMENTS APRIL 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 88.7%

                                 SHARES                  VALUE (NOTE 1)

AUSTRALIA - 2.4%

AAPT Ltd. (a)                     126,300                $ 505,207

Australian Stock Exchange         22,900                  169,830
Ltd.

BMCMedia.com Ltd. (a)             125,000                 147,447

Broken Hill Proprietary Co.       19,100                  205,670
Ltd.

Cable & Wireless Optus Ltd.       283,700                 916,136
(a)

Commonwealth Bank of Australia    38,100                  580,241

ISIS Communications Ltd. (a)      200,000                 100,439

John Fairfax Holdings Ltd.        50,000                  144,528

Keycorp Ltd. (a)                  2,500                   12,774

Macquarie Bank Ltd.               7,100                   97,847

News Corp. Ltd. sponsored ADR     28,000                  1,232,000
(preferred ltd. vtg.)

Pioneer International Ltd.        25,000                  70,074

Securenet Ltd. (a)                22,000                  65,519

WMC Ltd.                          153,400                 636,899

                                                          4,884,611

AUSTRIA - 0.2%

Mayr Melnhof Karton AG            3,400                   160,772

RHI AG                            5,700                   135,077

RHI AG New                        2,571                   60,692

                                                          356,541

BELGIUM - 0.6%

Dexia (strip VVPR) (a)            512                     23

Lernout & Hauspie Speech          5,700                   551,475
Products NV (a)

Telinfo SA                        5,400                   610,307

Telinfo SA (strip VVPR)           33                      0

                                                          1,161,805

BERMUDA - 0.2%

Ace Ltd.                          7,000                   167,563

Global Crossing Ltd. (a)          4,000                   126,000

Knightsbridge Tankers Ltd.        5,000                   93,125

RenaissanceRe Holdings Ltd.       3,000                   110,250

                                                          496,938

BRAZIL - 0.3%

Tele Norte Leste                  655                     11,667
Participacoes SA ADR

Telebras sponsored ADR (pfd       5,600                   661,850
holder)

                                                          673,517

CANADA - 4.0%

Alberta Energy Co. Ltd.           10,800                  341,694

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

CANADA - CONTINUED

Anderson Exploration Ltd. (a)     15,000                 $ 240,073

BCE, Inc.                         18,000                  2,084,684

CAE, Inc.                         6,000                   56,321

Canada Occidental Petroleum       6,000                   137,763
Ltd.

Canadian Hunter Exploration       5,000                   94,712
Ltd. (a)(d)

Canadian Natural Resources        19,100                  509,488
Ltd. (a)

Canadian Pacific Ltd.             6,500                   151,219

Celestica, Inc. (sub. vtg.)       9,800                   528,782
(a)

Delano Technology Corp.           1,000                   10,938

Fletcher Challenge Canada         27,800                  322,907
Ltd.

Gulf Canada Resources Ltd. (a)    117,500                 484,029

Harrowston, Inc. Class A (a)      35,000                  112,270

Magna International, Inc.         18,000                  837,520
Class A

Marsulex, Inc. (a)                5,000                   11,311

Mitel Corp. (a)                   9,000                   225,486

Noranda, Inc.                     1,800                   17,079

Onex Corp.                        5,000                   150,257

Pancanadian Petroleum Ltd.        9,000                   172,002

Penn West Petroleum Ltd. (a)      4,000                   101,972

Petro-Canada                      6,000                   101,094

Rio Alto Exploration Ltd. (a)     12,000                  210,697

SR Telecom, Inc. (a)              9,000                   59,562

Sun Life Financial Services       17,000                  202,627
Canada, Inc.

Suncor Energy, Inc.               7,700                   328,893

TimberWest Forest Corp. unit      35,100                  246,515

Toronto Dominion Bank             17,200                  397,825

                                                          8,137,720

DENMARK - 1.5%

Falck AS                          4,500                   623,604

GN Store Nordic AS                9,000                   730,742

Novo-Nordisk AS (B Shares)        6,600                   886,414

Sydbank AS                        135                     4,286

Tele Danmark AS (B Shares)        10,700                  783,854

TK Development AS                 1,500                   34,248

                                                          3,063,148

FINLAND - 3.6%

Aldata Solutions Oyj (a)          39,200                  287,617

F-Secure Oyj (a)                  3,500                   44,661

Helsinki Telephone Corp.          2,300                   182,172
Class E

KCI Konecranes                    3,815                   126,917

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

FINLAND - CONTINUED

Metsa Tissue PLC                  21,400                 $ 187,248

Metsa-Serla Oyj Class B Free      14,000                  119,054
Shares

Metso Oyj sponsored ADR           23,700                  315,506

Nokia AB sponsored ADR            78,400                  4,459,000

Nokian Tyres Ltd.                 2,500                   82,031

Novo Group Oyj                    2,100                   22,662

Perlos Oyj                        4,400                   163,423

Sampo Insurance Co. Ltd.          23,408                  887,545

Sanoma-WSOY Oyj                   1,800                   115,663

Teleste Oyj                       8,000                   211,092

UPM-Kymmene Corp.                 8,775                   227,942

                                                          7,432,533

FRANCE - 7.8%

Aventis SA                        32,300                  1,816,875

AXA SA de CV                      10,500                  1,560,904

Banque Nationale de Paris         3,400                   275,495
(BNP)

Carbone Lorraine Group            6,100                   266,873

Christian Dior SA                 5,000                   1,191,721

CNP Assurances                    21,700                  634,098

Compagnie de St. Gobain           1,000                   136,809

Compagnie Generale                3,000                   141,503
d'Industrie et de
Participations (CGIP)

Compagnie Generale de             3,679                   42,538
Geophysique SA sponsored ADR
(a)

Credit Commercial de France       1,400                   199,954

Elf Aquitaine SA sponsored ADR    5,400                   481,950

Eramet SA                         4,900                   233,354

Eurafrance (Societe)              1,030                   450,621

Eurotunnel SA unit (a)            30,000                  31,172

France Telecom SA sponsored       6,700                   1,064,881
ADR

Havas Advertising SA              200                     100,077

Isis SA                           2,100                   114,843

L'Oreal SA                        100                     67,994

Louis Vuitton Moet Hennessy       700                     294,508
(LVMH)

Penauille Polyservices SA         47                      28,466

Prosodie SA                       300                     71,093

Rhodia SA                         24,700                  459,261

Sagem SA                          350                     436,402

SPIR Communication SA             1,100                   96,049

SR Teleperformance SA             137                     36,462

Television Francaise 1 SA         225                     154,422

TotalFinaElf SA:

Class B                           13,100                  1,981,375

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

FRANCE - CONTINUED

TotalFinaElf SA: - continued

sponsored ADR                     27,100                 $ 2,049,438

Union Assurances Federales SA     2,400                   317,185
(d)

Vivendi SA                        12,000                  1,189,989

                                                          15,926,312

GERMANY - 6.8%

Allianz AG (Reg.)                 4,491                   1,732,703

Altana AG                         3,800                   275,349

Axel Springer Verlag              350                     350,908

BASF AG                           18,000                  788,969

Bayer AG                          26,500                  1,106,951

Buderus AG                        7,800                   135,006

Celanese AG                       9,700                   191,055

Deutsche Bank AG                  3,500                   235,747

Deutsche Telekom AG               20,000                  1,301,368

DIS Deutscher Industrie           5,500                   691,791
Service AG

Epcos AG                          1,600                   226,040

Fresenius Medical Care AG         13,300                  326,681
sponsored ADR

Heidelberger Druckmaschinen AG    12,600                  686,759

Metallgesellschaft AG             28,300                  439,014

MobilCom AG                       700                     85,494

Muehlbauer Holding AG & Co.       1,000                   63,346

NorCom Information Technology     1,000                   77,656
AG (a)

Schering AG                       3,010                   426,609

SGL Carbon AG (a)                 6,000                   464,785

Siemens AG                        10,200                  1,515,377

Stinnes AG                        14,400                  308,435

Suess MicroTec AG (a)             2,000                   79,114

T-Online International AG         5,400                   204,256

Techem AG (a)                     19,800                  550,244

United Internet AG (a)            3,400                   876,997

Veba AG                           12,600                  633,932

Winkler & Dunnebier AG            3,800                   67,538

                                                          13,842,124

GRAND CAYMAN ISLANDS - 0.0%

SUNDAY Communications Ltd. ADR    10,000                  70,000

HONG KONG - 0.7%

China Telecom Ltd. (a)            94,000                  689,431

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

HONG KONG - CONTINUED

China Telecom Ltd. sponsored      3,500                  $ 513,406
ADR (a)

Hutchison Whampoa Ltd.            19,000                  276,861

                                                          1,479,698

IRELAND - 0.6%

Anglo-Irish Bank Corp. PLC        72,200                  159,271

Elan Corp. PLC sponsored ADR      11,400                  488,775
(a)

Independent Newspapers PLC        38,700                  309,698

Ryanair Holdings PLC              7,200                   293,400
sponsored ADR (a)

                                                          1,251,144

ISRAEL - 0.6%

Advanced Vision Technology        3,000                   53,183
Ltd.

BATM Advanced Communications      800                     55,926
Ltd.

Bezeq Israeli                     14,500                  76,961
Telecommunication Corp. Ltd.

Internet Gold                     9,300                   106,950

Metalink Ltd.                     1,000                   28,563

Teva Pharmaceutical               18,600                  818,400
Industries Ltd. ADR

                                                          1,139,983

ITALY - 2.3%

Assicurazioni Generali Spa        5,644                   160,551

Ducati Motor Holding Spa          152,500                 403,089

Eni Spa sponsored ADR             42,900                  2,230,800

Industrie Natuzzi Spa ADR         2,500                   27,500

Luxottica Group Spa sponsored     5,000                   119,375
ADR

Pirelli Spa                       50,000                  121,086

SAES Getters Spa sponsored ADR    8,000                   48,000

San Paolo Imi Spa                 10,000                  140,728

Telecom Italia Mobile Spa         50,500                  483,527

Telecom Italia Spa                54,100                  772,954

Tiscali Spa (a)                   5,100                   272,535

                                                          4,780,145

JAPAN - 21.4%

Advantest Corp.                   2,000                   457,000

Anritsu Corp.                     20,000                  222,119

Bank of Tokyo-Mitsubishi Ltd.     18,900                  244,519
ADR

Canon, Inc. ADR                   3,000                   139,313

DDI Corp.                         120                     1,375,994

Fanuc Ltd.                        2,900                   303,569

Fuji Coca-Cola Bottling Co.       9,000                   85,306
Ltd.

Fuji Heavy Industries Ltd.        58,000                  442,482

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

JAPAN - CONTINUED

Fuji Photo Film Co. Ltd.          7,000                  $ 287,000

Fujisawa Pharmaceutical Co.       9,000                   337,063
Ltd.

Fujitsu Ltd.                      36,000                  1,018,679

Furukawa Electric Co. Ltd.        212,000                 2,938,672

Hokkaido Coca-Cola Bottling       10,000                  114,666
Co. Ltd.

Honda Motor Co. Ltd.              6,700                   592,950
sponsored ADR

Hoya Corp.                        8,000                   813,760

InterQ, Inc. (a)                  1,000                   203,440

Ito-Yokado Co. Ltd.               8,000                   583,688

JAFCO Co. Ltd.                    1,000                   175,698

Japan Telecom Co. Ltd.            6                       305,160

Kao Corp.                         14,000                  425,929

KDD Corp.                         5,700                   659,922

Koa Denko Co. Ltd.                9,000                   261,328

Kyocera Corp. sponsored ADR       10,900                  1,810,081

Mabuchi Motor Co. Ltd.            1,000                   110,043

Marubeni Corp.                    88,000                  254,707

Matsushita Communication          3,000                   469,946
Industrial Co. Ltd.

Matsushita Electric               5,000                   1,332,500
Industrial Co. Ltd. ADR

Mitsubishi Electric Corp.         90,000                  768,171

Murata Manufacturing Co. Ltd.     4,000                   776,771

NEC Corp.                         57,000                  1,549,658

Nichicon Corp.                    20,000                  536,342

Nikko Securities Co. Ltd.         9,000                   106,112

Nintendo Co. Ltd.                 2,000                   332,902

Nippon Electric Glass Co.         4,000                   71,463
Ltd.

Nippon System Development Co.     5,380                   512,926
Ltd.

Nippon Telegraph & Telephone      65,000                  4,139,688
Corp. sponsored ADR

Nippon Television Network         60                      44,775
Corp.

Nippon Television Network         60                      44,387
Corp. (a)

Nitto Denko Corp.                 6,000                   235,251

Nomura Securities Co. Ltd.        37,000                  930,645

NTT DoCoMo, Inc.                  135                     4,506,646

Omron Corp.                       47,000                  1,277,788

Oracle Corp. Japan                100                     80,451

ORIX Corp.                        5,560                   792,817

Pioneer Corp.                     36,000                  982,060

Ricoh Co. Ltd.                    10,000                  210,838

Rohm Co. Ltd.                     2,700                   903,828

Sanyo Electric Co. Ltd.           245,000                 1,633,484

Secom Co. Ltd.                    3,000                   251,341

Sharp Corp.                       36,000                  694,100

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

JAPAN - CONTINUED

Shikoku Coca-Cola Bottling        4,000                  $ 44,757
Co. Ltd.

Softbank Corp.                    600                     147,586

Softbank Corp. New                1,200                   295,173

Sony Corp. sponsored ADR          2,400                   541,500

Square Co. Ltd.                   2,650                   194,817

Sumitomo Corp.                    24,000                  268,541

Takeda Chemical Industries        21,000                  1,380,710
Ltd.

Teikoku Hormone Manufacturing     7,000                   49,196
Co. Ltd.

THK Co. Ltd.                      3,900                   164,093

Tokyo Broadcasting System,        2,000                   86,924
Inc.

Tokyo Electron Ltd.               2,000                   325,689

Tokyo Seimitsu Co. Ltd.           3,600                   376,179

Toshiba Corp.                     20,000                  193,823

Toyoda Automatic Loom Works       32,000                  633,253
Ltd.

Toyota Motor Corp.                29,000                  1,449,094

Trans Cosmos, Inc.                1,400                   278,343

                                                          43,777,656

KOREA (SOUTH) - 0.8%

Korea Data System                 7,000                   56,770

Korea Thrunet Co. Ltd. Class A    5,000                   129,375

Samsung Electronics Co. Ltd.      5,400                   1,459,788

                                                          1,645,933

LUXEMBOURG - 0.4%

Audiofina                         2,900                   358,154

Espirito Santo Financial          19,300                  347,400
Holding SA ADR

Quilmes Industrial SA             11,000                  104,500
sponsored ADR

                                                          810,054

MARSHALL ISLANDS - 0.0%

Teekay Shipping Corp.             3,000                   98,438

MEXICO - 0.5%

Elamex SA de CV (a)               9,000                   33,750

Grupo Radio Centro SA de CV       10,000                  140,000
sponsored ADR

Industrias Penoles SA             34,000                  70,189

Telefonos de Mexico SA de CV      10,300                  605,769
Series L sponsored ADR

Wal-Mart de Mexico SA de CV       108,000                 230,998
Series C (a)

                                                          1,080,706

NETHERLANDS - 5.5%

ABN AMRO Holding NV               46,400                  957,897

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

NETHERLANDS - CONTINUED

Akzo Nobel NV                     19,800                 $ 812,643

Buhrmann NV                       12,800                  330,747

Core Laboratories NV (a)          3,300                   93,638

De Telegraaf Holding NV           23,500                  652,211
(Certificaten Van Aandelen)

Fugro NV                          5,400                   253,474

Heineken Holding NV (A Shares)    25,600                  864,492

ICT Automatisering NV             1,000                   40,423

IHC Caland NV                     2,000                   81,119

ING Groep NV (Certificaten        35,742                  1,955,274
Van Aandelen)

Jomed NV                          15,416                  470,820

Koninklijke Ahold NV              8,000                   187,030

Koninklijke Boskalis              5,000                   89,550
Westminster NV

Koninklijke KPN NV                6,200                   626,412

Koninklijke Philips               43,179                  1,931,174
Electronics NV

Petroplus International NV        21,000                  220,115

Rodamco Asia NV (a)               5,000                   53,092

STMicroelectronics NV (NY         2,700                   512,156
Shares)

Trader.com NV (A Shares) (a)      5,000                   83,398

Unilever NV (NY Shares)           7,200                   328,050

United Pan-Europe                 3,300                   120,402
Communications NV (a)

Van Melle NV (Certificaten        3,649                   92,460
Van Aandelen)

Vendex KBB NV                     19,300                  298,167

Vopak NV (a)                      3,000                   75,058

Wegener NV                        6,000                   92,694

                                                          11,222,496

NEW ZEALAND - 0.7%

Contact Energy Ltd.               170,000                 194,783

Fletcher Challenge Ltd.:

Building Division                 180,400                 170,789

Energy Division                   76,300                  175,957

Forestry Division (a)             771,600                 280,959

Paper Division                    81,600                  91,515

Sky City Ltd.                     25,000                  76,345

Telecom Corp. of New Zealand      124,900                 527,559
Ltd.

                                                          1,517,907

NORWAY - 0.8%

A-pressen ASA (A Shares) (a)      3,000                   50,329

DNB Holding ASA                   17,900                  62,862

NetCom ASA (a)                    2,100                   83,379

Norsk Hydro AS                    11,400                  417,564

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

NORWAY - CONTINUED

ProSafe ASA (a)                   18,500                 $ 244,152

Schibsted AS (B Shares)           25,300                  526,308

Sparebanken NOR primary           11,400                  202,726
shares certificates

Tandberg ASA (a)                  3,000                   45,967

VISMA ASA (a)                     6,000                   36,237

                                                          1,669,524

PANAMA - 0.3%

Banco Latin Americano de          18,200                  449,313
Exporaciones SA (BLADEX)
Series E

Carnival Corp.                    5,000                   124,375

                                                          573,688

PERU - 0.1%

Compania de Minas                 7,100                   122,475
Buenaventura SA Class B
sponsored ADR

POLAND - 0.0%

Agora SA unit (a)                 4,000                   91,000

PORTUGAL - 0.2%

Electricidade de Portugal SA      7,500                   133,300

Portugal Telecom SA               21,000                  234,853

Telecel Comunicacoes Pessoais     1,500                   23,789
SA

                                                          391,942

RUSSIA - 0.1%

Lukoil Oil Co. sponsored ADR      3,000                   178,500

SINGAPORE - 0.3%

Flextronics International         7,500                   526,875
Ltd. (a)

Times Publishing Ltd.             37,000                  93,232

                                                          620,107

SOUTH AFRICA - 0.4%

Anglo American Platinum Corp.     10,200                  246,362
Ltd.

Anglogold Ltd.                    2,800                   106,392

Dimension Data Holdings Ltd.      22,100                  144,838
(a)

Gold Fields Ltd.                  37,000                  119,882

Impala Platinum Holdings Ltd.     7,200                   227,982

                                                          845,456

SPAIN - 2.5%

Banco Santander Central           123,200                 1,339,800
Hispano SA ADR

Endesa SA                         12,500                  271,840

Prosegur Comp Securidad SA        7,000                   81,794

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

SPAIN - CONTINUED

Repsol SA sponsored ADR           59,600                 $ 1,229,250

Telefonica SA sponsored ADR       33,000                  2,186,250

                                                          5,108,934

SWEDEN - 4.1%

Arkivator AB                      4,400                   209,927

Artimplant AB (B Shares) (a)      13,000                  199,467

Assi Doman AB (Free Shares)       3,000                   49,727

Atle AB                           14,500                  254,961

Bure Investment AB                11,000                  77,614

Elanders AB (B Shares)            3,000                   96,094

Enea Data AB                      2,100                   371,371

Getinge Industrier AB (B          11,500                  106,901
Shares)

Information Highway AB (a)        3,000                   30,911

Investor AB (B Shares)            57,100                  805,775

Kinnevik Investment AB (B         13,300                  461,764
Shares)

Kungsleden AB                     6,000                   48,383

Modern Times Group AB (MTG)       2,500                   123,477
(B Shares) (a)

Netcom AB (B Shares) (a)          5,700                   406,650

Nocom AB (B Shares) (a)           2,800                   50,175

Nordic Baltic Holding AB          33,000                  208,819

Novestra AB (a)                   2,600                   171,804

Saab AB (B Shares)                11,100                  90,751

Scandic Hotels AB                 10,000                  106,397

Securitas AB (B Shares)           7,700                   200,072

Semcon AB                         4,500                   70,306

Sifo Group AB (B Shares)          4,000                   51,519

SKF AB (B Shares)                 8,900                   191,381

Svenska Cellulosa AB (SCA) (B     15,300                  291,305
Shares)

Svenska Handelsbanken AB (A       23,965                  318,055
Shares)

Tele1 Europe Holding AB (a)       1,700                   26,846

Telefonaktiebolaget LM            35,300                  3,121,844
Ericsson sponsored ADR

Telelogic AB (a)                  17,000                  129,469

TV 4 AB (A Shares)                5,300                   145,428

                                                          8,417,193

SWITZERLAND - 7.6%

ABB Ltd. (Reg.)                   12,281                  1,382,416

Adecco SA                         487                     400,876

Ascom Holding AG (Bearer)         144                     490,052

Axantis Holding AG                150                     82,461

Bank for International            39                      188,307
Settlements (BIS)

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

SWITZERLAND - CONTINUED

Credit Suisse Group (Reg.)        5,608                  $ 1,016,226

Disetronic Holding AG             58                      335,718

Edipresse SA (Bearer)             1,443                   700,934

Fantastic Corp. (a)               6,380                   116,883

Gretag Imaging Holding AG         1,531                   308,605
(Reg. D)

Holderbank Financiere Glarus      351                     398,168
AG (Bearer)

Julius Baer Holding AG            50                      175,393

Mikron Holding AG                 372                     269,424

Nestle SA (Reg.)                  1,055                   1,865,736

Novartis AG (Reg.)                917                     1,285,080

Oerlikon-Buhrle Holding AG (a)    953                     218,430

PubliGroupe SA                    1,259                   974,095

Richemont Compagnie Financier     444                     1,082,234
Class A unit

Roche Holding AG                  123                     1,288,674
participation certificates

Sulzer Medica AG (Reg.)           1,335                   290,454

Surveillance, Soc Gen Sgs (a)     196                     305,573

The Swatch Group AG (Reg.)        5,294                   1,198,002

UBS AG                            4,487                   1,102,826

                                                          15,476,567

TAIWAN - 0.2%

D-Link Corp.                      30,000                  88,250

GigaMedia Ltd.                    2,000                   48,000

Taiwan Semiconductor              30,000                  193,169
Manufacturing Co. Ltd. (a)

                                                          329,419

UNITED KINGDOM - 10.3%

Aggreko PLC                       34,000                  175,755

Allied Domecq PLC                 97,300                  475,762

Allied Zurich PLC                 38,600                  382,278

Antofagasta Holdings PLC          19,300                  118,431

AstraZeneca Group PLC             5,700                   240,113
sponsored ADR

Autonomy Corp. PLC (a)            1,800                   239,400

Avis Europe PLC                   21,200                  62,575

Barclays PLC                      12,600                  321,407

Bodycote International PLC        43,900                  168,792

BP Amoco PLC sponsored ADR        37,700                  1,922,700

British Energy PLC                87,000                  231,114

British Telecommunications        3,600                   658,800
PLC sponsored ADR

Cable & Wireless PLC ADR          3,100                   153,063

Cambridge Antibody Technology     6,000                   228,364
Group PLC (a)

Carlton Communications PLC        16,200                  194,790

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

Centrica PLC                      64,700                 $ 229,166

Diageo PLC                        62,200                  501,981

Diageo PLC sponsored ADR          2,500                   85,000

Dialog Semiconductor PLC          1,400                   154,400

Energis PLC (a)                   2,900                   142,768

Glaxo Wellcome PLC sponsored      15,400                  967,313
ADR

Guardian IT PLC                   6,500                   130,968

Hanson PLC                        52,700                  386,424

Hanson PLC sponsored ADR          7,000                   255,938

House of Fraser PLC               40,000                  26,720

HSBC Holdings PLC (Reg.)          49,600                  567,300

Invensys PLC                      35,100                  167,673

Jazztel PLC sponsored ADR         1,300                   67,600

Johnson Matthey PLC               38,700                  495,693

Lloyds TSB Group PLC              21,100                  205,851

Logica PLC                        7,600                   228,458

Nycomed Amersham PLC              39,200                  299,005

Professional Staff PLC            20,000                  100,000
sponsored ADR (a)

Provident Financial Group PLC     15,000                  127,814

Reckitt Benckiser PLC             25,100                  255,793

Rexam PLC                         50,000                  190,498

Ricardo PLC                       10,000                  63,111

Rio Tinto PLC (Reg.)              43,300                  669,302

Royal & Sun Alliance              36,100                  201,052
Insurance Group PLC

Royal Bank of Scotland Group      10,000                  154,806
PLC

Shell Transport & Trading Co.     268,300                 2,157,578
PLC (Reg.)

Smith & Nephew PLC                57,200                  164,391

SmithKline Beecham PLC            16,000                  1,100,000
sponsored ADR

South African Breweries PLC       41,900                  308,542

SSL International PLC             23,000                  233,142

Tesco PLC                         50,000                  170,108

Unilever PLC ADR                  7,600                   189,050

United News & Media PLC           19,600                  248,765

United Utilities PLC              20,000                  191,081

Vodafone AirTouch PLC             500,000                 2,350,003

Vodafone AirTouch PLC             36,500                  1,715,500
sponsored ADR

                                                          21,076,138

UNITED STATES OF AMERICA - 0.9%

Hollinger International, Inc.     17,600                  222,200
Class A

Impsat Fiber Networks, Inc.       2,000                   31,625

Orthofix International NV (a)     18,600                  344,100

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Pharmacia Corp.                   11,239                 $ 561,248

SCM Microsystems, Inc. (a)        3,700                   292,763

UnitedGlobalCom, Inc. (a)         5,500                   292,189

                                                          1,744,125

TOTAL COMMON STOCKS                                       181,494,477
(Cost $171,701,968)

NONCONVERTIBLE PREFERRED
STOCKS - 0.4%



GERMANY - 0.4%

Marschollek Lautenschlaeger       900                     479,427
und Partner AG

Prosieben Media AG (non-vtg.)     3,000                   268,513

TOTAL NONCONVERTIBLE                                      747,940
PREFERRED STOCKS
(Cost $596,281)

INVESTMENT COMPANIES - 2.6%



ARGENTINA - 0.0%

Argentina Fund, Inc.              6,000                   62,250

BRAZIL - 0.1%

Brazil Fund, Inc.                 13,300                  200,331

CANADA - 0.1%

Economic Investment Trust         2,582                   153,441
Ltd.

United Corporations Ltd.          2,200                   64,627

                                                          218,068

CHILE - 0.1%

Chile Fund, Inc.                  15,000                  143,438

Five Arrows Chile Investment      45,500                  125,125
Trust Ltd.

                                                          268,563

CHINA - 0.0%

China Fund, Inc.                  6,000                   54,000

Jardine Fleming China Region      1,500                   11,250
Fund, Inc.

                                                          65,250

EMERGING MARKETS - 0.4%

Asia Tigers Fund, Inc.            16,000                  141,000

Central European Equity Fund,     8,100                   121,500
Inc.

Emerging Markets                  12,100                  138,394
Infrastructure Fund, Inc.

Emerging Markets                  8,000                   123,500
Telecommunication Fund, Inc.

INVESTMENT COMPANIES -
CONTINUED

                                 SHARES                  VALUE (NOTE 1)

EMERGING MARKETS - CONTINUED

Southern Africa Fund, Inc.        1,500                  $ 19,875

Templeton Dragon Fund, Inc.       35,100                  278,606

                                                          822,875

FRANCE - 0.1%

France Growth Fund, Inc.          15,300                  210,375

HONG KONG - 0.1%

Asia Pacific Fund, Inc.           14,800                  136,900

Greater China Fund, Inc.          4,500                   35,438

                                                          172,338

INDIA - 0.4%

India Fund                        26,700                  382,144

India Growth Fund                 8,000                   99,500

Jardine Fleming India Fund,       11,000                  126,500
Inc.

Morgan Stanley Dean Witter        7,000                   84,875
India Investment Fund, Inc.
(a)

                                                          693,019

ITALY - 0.1%

Italy Fund, Inc. (The)            11,000                  199,375

KOREA (SOUTH) - 0.1%

Korea Equity Fund (a)             2,000                   7,125

Korea Fund, Inc. (The) (a)        17,600                  218,900

Korean Investment Fund, Inc.      2,500                   16,094
(a)

                                                          242,119

MEXICO - 0.3%

Mexico Fund, Inc. (The)           35,700                  539,963

MULTI-NATIONAL - 0.7%

Blackrock North American          7,000                   66,938
Government Income Trust,
Inc.

Dreyfus Strategic Governments     9,000                   69,750
Income, Inc.

European Warrant Fund, Inc.       3,000                   46,688

First Commonwealth Fund, Inc.     3,600                   33,075

Latin America Equity Fund,        7,000                   84,875
Inc. (a)

Latin American Discovery          3,000                   30,750
Fund, Inc.

Latin American Investment         8,000                   103,500
Fund, Inc.

MFS Government Markets Income     28,300                  171,569
Trust

Morgan Stanley Dean Witter        2,500                   21,250
Africa Investment Fund, Inc.

Morgan Stanley Dean Witter        30,500                  324,063
Asia-Pacific Fund, Inc.

Strategic Global Income Fund,     21,800                  216,638
Inc.

INVESTMENT COMPANIES -
CONTINUED

                                 SHARES                  VALUE (NOTE 1)

MULTI-NATIONAL - CONTINUED

Templeton Global Governments      10,000                 $ 55,625
Income Trust

Templeton Global Income Fund,     20,000                  115,000
Inc.

                                                          1,339,721

PHILIPPINES - 0.0%

First Philippine Fund, Inc.       6,000                   27,375

PORTUGAL - 0.0%

Portugal Fund, Inc.               6,100                   75,106

SINGAPORE - 0.0%

Singapore Fund, Inc. (a)          5,000                   36,250

SWITZERLAND - 0.1%

Swiss Helvetia Fund, Inc.         14,000                  193,375

TOTAL INVESTMENT COMPANIES                                5,366,353
(Cost $5,686,277)


CORPORATE BONDS - 0.3%

MOODY'S RATINGS (UNAUDITED)                  PRINCIPAL AMOUNT (C)

CONVERTIBLE BONDS - 0.2%

ISRAEL - 0.0%

Tecnomatix Tech Ltd. 5.25%        -          $ 129,000                        118,680
8/15/04

UNITED STATES OF AMERICA - 0.2%

Nestle Holdings, Inc. 3%          AAA         310,000                         337,125
6/17/02

TOTAL CONVERTIBLE BONDS                                                       455,805

NONCONVERTIBLE BONDS - 0.1%

FRANCE - 0.1%

Eurotunnel Finance Ltd. euro      -     EUR   120                             155,311
0% 4/30/40 (e)

TOTAL CORPORATE BONDS                                                         611,116
(Cost $632,076)


CASH EQUIVALENTS - 9.4%

                               SHARES                      VALUE (NOTE 1)

Taxable Central Cash Fund,      19,333,007                 $ 19,333,007
5.77% (b) (Cost $19,333,007)

TOTAL INVESTMENT PORTFOLIO -                                207,552,893
101.4%
(Cost $197,949,609)

NET OTHER ASSETS - (1.4)%                                   (2,935,755)

NET ASSETS - 100%                                          $ 204,617,138

CURRENCY ABBREVIATIONS

EUR                     -   European Monetary Unit

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Principal amount is stated in United States dollars unless otherwise noted.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $411,897 or 0.2% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $200,318,147. Net unrealized appreciation aggregated $7,234,746, of which $29,392,540 related to appreciated investment securities and $22,157,794 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                               APRIL 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at                $ 207,552,893
value (cost $197,949,609) -
See accompanying schedule

Cash                                         59,655

Foreign currency held at                     193,538
value (cost $193,538)

Receivable for investments                   2,020,017
sold

Receivable for fund shares                   1,698,964
sold

Dividends receivable                         300,274

Interest receivable                          105,654

Other receivables                            10

 TOTAL ASSETS                                211,931,005

LIABILITIES

Payable for investments        $ 2,675,121
purchased

Payable for fund shares         1,003,377
redeemed

Accrued management fee          119,028

Distribution fees payable       96,828

Other payables and accrued      151,913
expenses

Collateral on securities        3,267,600
loaned, at value

 TOTAL LIABILITIES                           7,313,867

NET ASSETS                                  $ 204,617,138

Net Assets consist of:

Paid in capital                             $ 192,163,918

Distributions in excess of                   (282,653)
net investment income

Accumulated undistributed net                3,127,029
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  9,608,844
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 204,617,138

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
               APRIL 30, 2000 (UNAUDITED)

CALCULATION OF MAXIMUM             $15.17
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($20,379,852 (divided by)
1,343,481 shares)

Maximum offering price per         $16.10
share (100/94.25 of $15.17)

CLASS T: NET ASSET VALUE and       $15.12
redemption price per share
($109,269,079 (divided by)
7,225,700 shares)

Maximum offering price per         $15.67
share (100/96.50 of $15.12)

CLASS B: NET ASSET VALUE and       $15.03
offering price per share
($33,816,417 (divided by)
2,250,261 shares) A

CLASS C: NET ASSET VALUE and       $15.03
offering price per share
($27,655,951 (divided by)
1,839,557 shares) A

INSTITUTIONAL CLASS: NET           $15.22
ASSET VALUE, offering price
and redemption price   per
share ($13,495,839 (divided
by) 886,665 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED APRIL 30,
                                      2000 (UNAUDITED)

INVESTMENT INCOME                            $ 940,041
Dividends

Interest                                      369,895

Security lending                              22,111

                                              1,332,047

Less foreign taxes withheld                   (109,944)

 TOTAL INCOME                                 1,222,103

EXPENSES

Management fee                   $ 477,269

Transfer agent fees               170,822

Distribution fees                 395,696

Accounting and security           42,489
lending fees

Non-interested trustees'          161
compensation

Custodian fees and expenses       182,556

Registration fees                 105,862

Audit                             9,600

Legal                             791

Miscellaneous                     1,172

 Total expenses before            1,386,418
reductions

 Expense reductions               (47,513)    1,338,905

NET INVESTMENT INCOME (LOSS)                  (116,802)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            3,279,273

 Foreign currency transactions    (51,096)    3,228,177

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            4,600,946

 Assets and liabilities in        5,442       4,606,388
foreign currencies

NET GAIN (LOSS)                               7,834,565

NET INCREASE (DECREASE) IN                   $ 7,717,763
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               SIX MONTHS ENDED APRIL 30,  DECEMBER 17, 1998
                               2000 (UNAUDITED)            (COMMENCEMENT OF OPERATIONS)
                                                           TO OCTOBER 31, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (116,802)                 $ (59,944)
income (loss)

 Net realized gain (loss)       3,228,177                   1,099,878

 Change in net unrealized       4,606,388                   5,002,456
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     7,717,763                   6,042,390
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (146,340)                   -
In excess of net investment
income

 From net realized gain         (1,060,809)                 -

 TOTAL DISTRIBUTIONS            (1,207,149)                 -

Share transactions - net        138,970,340                 53,093,794
increase (decrease)

  TOTAL INCREASE (DECREASE)     145,480,954                 59,136,184
IN NET ASSETS

NET ASSETS

 Beginning of period            59,136,184                  -

 End of period (including      $ 204,617,138               $ 59,136,184
distributions in excess  of
net investment income of
$282,653 and  $8,798,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.05                          $ 10.00
period

Income from Investment
Operations

Net investment income D           .02                              .01

Net realized and unrealized       2.32                             3.04
gain (loss)

Total from investment             2.34                             3.05
operations

Less Distributions

In excess of net investment       (.03)                            -
income

From net realized gain            (.19)                            -

Total distributions               (.22)                            -

Net asset value, end of period   $ 15.17                          $ 13.05

TOTAL RETURN B, C                 18.04%                           30.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 20,380                         $ 3,841
(000 omitted)

Ratio of expenses to average      1.74% A                          2.00% A, F
net assets

Ratio of expenses to average      1.67% A, G                       1.97% A, G
net assets after  expense
reductions

Ratio of net investment           .23% A                           .05% A
income to average net assets

Portfolio turnover rate           98% A                            78% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.02                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.01)                            (.02)

Net realized and unrealized       2.33                             3.04
gain (loss)

Total from investment             2.32                             3.02
operations

Less Distributions

In excess of net investment       (.03)                            -
income

From net realized gain            (.19)                            -

 Total distributions              (.22)                            -

Net asset value, end of period   $ 15.12                          $ 13.02

TOTAL RETURN B, C                 17.92%                           30.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 109,269                        $ 32,132
(000 omitted)

Ratio of expenses to average      2.05% A                          2.25% A, F
net assets

Ratio of expenses to average      1.98% A, G                       2.22% A, G
net assets after  expense
reductions

Ratio of net investment           (.08)% A                         (.20)% A
income (loss) to average net
assets

Portfolio turnover rate           98% A                            78% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.96                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.05)                            (.07)

Net realized and unrealized       2.33                             3.03
gain (loss)

Total from investment             2.28                             2.96
operations

Less Distributions

In excess of net investment       (.02)                            -
income

From net realized gain            (.19)                            -

Total distributions               (.21)                            -

Net asset value, end of period   $ 15.03                          $ 12.96

TOTAL RETURN B, C                 17.69%                           29.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 33,816                         $ 10,839
(000 omitted)

Ratio of expenses to average      2.60% A                          2.75% A, F
net assets

Ratio of expenses to average      2.52% A, G                       2.72% A, G
net assets after  expense
reductions

Ratio of net investment           (.63)% A                         (.70)% A
income (loss) to average net
assets

Portfolio turnover rate           98% A                            78% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.96                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.04)                            (.07)

Net realized and unrealized       2.31                             3.03
gain (loss)

Total from investment             2.27                             2.96
operations

Less Distributions

In excess of net investment       (.01)                            -
income

From net realized gain            (.19)                            -

Total distributions               (.20)                            -

Net asset value, end of period   $ 15.03                          $ 12.96

TOTAL RETURN B, C                 17.61%                           29.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 27,656                         $ 8,142
(000 omitted)

Ratio of expenses to average      2.56% A                          2.75% A, F
net assets

Ratio of expenses to average      2.49% A, G                       2.72% A, G
net assets after  expense
reductions

Ratio of net investment           (.59)% A                         (.70)% A
income (loss) to average net
assets

Portfolio turnover rate           98% A                            78% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.08                          $ 10.00
period

Income from Investment
Operations

Net investment income D           .04                              .03

Net realized and unrealized       2.33                             3.05
gain (loss)

Total from investment             2.37                             3.08
operations

Less Distributions

In excess of net investment       (.04)                            -
income

From net realized gain            (.19)                            -

Total distributions               (.23)                            -

Net asset value, end of period   $ 15.22                          $ 13.08

TOTAL RETURN B, C                 18.23%                           30.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 13,496                         $ 4,182
(000 omitted)

Ratio of expenses to average      1.47% A                          1.75% A, F
net assets

Ratio of expenses to average      1.40% A, G                       1.72% A, G
net assets after  expense
reductions

Ratio of net investment           .50% A                           .30% A
income to average net assets

Portfolio turnover rate           98% A                            78% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Diversified International Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $185,661,905 and $58,125,486, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of
 .73% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 12,068     $ 2,013

CLASS T    182,228      2,338

CLASS B    112,996      85,894

CLASS C    88,404       63,499

          $ 395,696    $ 153,744

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 67,063     $ 28,349

CLASS T    178,986      56,060

CLASS B    11,844       11,844 *

CLASS C    3,308        3,308 *

          $ 261,201    $ 99,561

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

TRANSFER AGENT FEES - CONTINUED

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 10,069   .21 *

CLASS T                 95,400    .27 *

CLASS B                 33,638    .30  *

CLASS C                 23,112    .27 *

INSTITUTIONAL CLASS     8,603     .20  *

                       $ 170,822

* ANNUALIZED

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,330 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $3,226,375. The fund received cash collateral of $3,267,600 which was invested in cash equivalents.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $46,402 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $768 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

          TRANSFER AGENT CREDITS

CLASS A   $ 221

CLASS T    122

          $ 343

7. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                             SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31,

                             2000                        1999

IN EXCESS OF NET INVESTMENT
INCOME

Class A                      $ 10,548                    $ -

Class T                       95,234                      -

Class B                       19,524                      -

Class C                       7,401                       -

Institutional Class           13,633                      -

Total                        $ 146,340                   $ -

FROM NET REALIZED GAIN

Class A                      $ 66,778                    $ -

Class T                       603,151                     -

Class B                       185,484                     -

Class C                       140,633                     -

Institutional Class           64,763                      -

Total                        $ 1,060,809                 $ -

                             $ 1,207,149                 $ -


8. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                                     DOLLARS

                                SIX MONTHS ENDED  APRIL 30,  DECEMBER 17, 1998             SIX MONTHS ENDED APRIL 30,
                                                             (COMMENCEMENT OF OPERATIONS)
                                                             TO OCTOBER 31,

                                2000                         1999                          2000



CLASS A Shares sold                                           368,962                      $ 21,382,101
                                 1,349,604

Reinvestment of distributions    5,311                        -                             75,841

Shares redeemed                  (305,816)                    (74,580)                      (4,844,089)

Net increase (decrease)          1,049,099                    294,382                      $ 16,613,853

CLASS T Shares sold              6,229,565                    2,744,736                    $ 96,038,974

Reinvestment of distributions    47,918                       -                             682,358

Shares redeemed                  (1,519,750)                  (276,769)                     (23,613,420)

Net increase (decrease)          4,757,733                    2,467,967                    $ 73,107,912

CLASS B Shares sold              1,568,297                    859,540                      $ 24,145,719

Reinvestment of distributions    12,633                       -                             179,135

Shares redeemed                  (166,989)                    (23,220)                      (2,666,488)

Net increase (decrease)          1,413,941                    836,320                      $ 21,658,366

CLASS C Shares sold              1,516,270                    639,584                      $ 23,274,957

Reinvestment of distributions    8,634                        -                             122,521

Shares redeemed                  (313,629)                    (11,302)                      (4,773,474)

Net increase (decrease)          1,211,275                    628,282                      $ 18,624,004

INSTITUTIONAL CLASS Shares       583,113                      333,162                      $ 9,224,330
sold

Reinvestment of distributions    4,808                        -                             68,755

Shares redeemed                  (21,033)                     (13,385)                      (326,880)

Net increase (decrease)          566,888                      319,777                      $ 8,966,205



                                DOLLARS

                                DECEMBER 17, 1998
                                (COMMENCEMENT OF OPERATIONS)
                                TO OCTOBER 31,

                                1999



CLASS A Shares sold             $ 4,258,738


Reinvestment of distributions    -

Shares redeemed                  (934,331)

Net increase (decrease)         $ 3,324,407

CLASS T Shares sold             $ 32,469,727

Reinvestment of distributions    -

Shares redeemed                  (3,437,679)

Net increase (decrease)         $ 29,032,048

CLASS B Shares sold             $ 10,054,769

Reinvestment of distributions    -

Shares redeemed                  (281,680)

Net increase (decrease)         $ 9,773,089

CLASS C Shares sold             $ 7,402,250

Reinvestment of distributions    -

Shares redeemed                  (138,947)

Net increase (decrease)         $ 7,263,303

INSTITUTIONAL CLASS Shares      $ 3,865,196
sold

Reinvestment of distributions    -

Shares redeemed                  (164,249)

Net increase (decrease)         $ 3,700,947







INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity Investments Japan Limited
Fidelity International Investment Advisors (U.K.) Limited

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Greg Fraser, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

* INDEPENDENT TRUSTEES

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
State Street Bank and Trust Company
Quincy, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

ADIFI-SANN-0600  104099
1.720069.101

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
EMERGING ASIA
FUND - INSTITUTIONAL CLASS

SEMIANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    9   A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           10  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  15  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 24  Notes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE



(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(Registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR EMERGING ASIA FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on June 16, 1999. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End fund. If the effect of Institutional Class expenses was reflected, returns may be lower than shown because Institutional Class shares of the fund may have higher total expenses than the Closed-End Fund. If Fidelity had not reimbursed certain class expenses, the past one year, five year and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000       PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV EMERGING ASIA -       9.85%          22.39%       27.95%        27.06%
INST CL

MSCI AC Asia Free ex Japan         7.23%          16.70%       -1.92%        -2.75%

Pacific Region ex Japan Funds      13.76%         27.50%       12.90%        n/a
Average


CUMULATIVE TOTAL RETURNS show Institutional Class performance in percentage terms over a set period - in this case, six months, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital International AC (All Country) Asia Free ex Japan Index - a market capitalization-weighted index of over 500 stocks traded in 11 Asian markets, excluding Japan. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 85 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED APRIL 30, 2000        PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV EMERGING ASIA -       22.39%       5.05%         4.00%
INST CL

MSCI AC Asia Free ex Japan         16.70%       -0.39%        -0.46%

Pacific Region ex Japan Funds      27.50%       2.01%         n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class' cumulative return and show you what would have happened if Institutional Class shares' had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Emerging Asia -CL I      MS AC Asia Free ex Japan
             00759                       MS009
  1994/03/25      10000.00                    10000.00
  1994/03/31       9730.50                     9915.82
  1994/04/30       9893.75                    10211.39
  1994/05/31      10368.25                    10682.77
  1994/06/30       9999.98                    10323.55
  1994/07/31      10694.03                    10859.65
  1994/08/31      11593.46                    11725.79
  1994/09/30      11388.08                    11498.70
  1994/10/31      11338.50                    11678.48
  1994/11/30      10495.73                    10647.22
  1994/12/31      10587.20                    10349.28
  1995/01/31       9359.49                     9285.90
  1995/02/28       9908.35                    10061.44
  1995/03/31      10081.67                    10055.03
  1995/04/30       9930.01                     9915.82
  1995/05/31      10753.30                    11031.18
  1995/06/30      10623.31                    10844.53
  1995/07/31      10616.08                    11062.77
  1995/08/31      10175.55                    10552.55
  1995/09/30      10298.32                    10678.41
  1995/10/31      10067.23                    10494.86
  1995/11/30       9857.79                    10256.64
  1995/12/31      10412.58                    10763.81
  1996/01/31      11231.96                    11600.38
  1996/02/29      11297.22                    11727.04
  1996/03/31      11442.24                    11812.98
  1996/04/30      11993.33                    12238.50
  1996/05/31      11971.57                    12101.06
  1996/06/30      12065.84                    11920.95
  1996/07/31      11231.96                    11040.62
  1996/08/31      11623.52                    11374.11
  1996/09/30      11797.55                    11569.53
  1996/10/31      11558.26                    11350.16
  1996/11/30      12319.62                    11886.31
  1996/12/31      12400.79                    11845.13
  1997/01/31      12572.30                    12089.96
  1997/02/28      12631.95                    12193.32
  1997/03/31      11975.75                    11504.47
  1997/04/30      11871.35                    11332.51
  1997/05/31      12572.30                    11845.20
  1997/06/30      13124.11                    12278.71
  1997/07/31      13347.81                    12381.42
  1997/08/31      11043.64                    10185.63
  1997/09/30      11051.09                    10140.04
  1997/10/31       8642.52                     7885.64
  1997/11/30       8314.42                     7344.92
  1997/12/31       8280.71                     7070.83
  1998/01/31       7934.40                     6459.50
  1998/02/28       9088.77                     7829.15
  1998/03/31       8973.34                     7713.90
  1998/04/30       8303.80                     7037.80
  1998/05/31       7218.69                     5963.78
  1998/06/30       6495.28                     5294.44
  1998/07/31       6426.02                     5160.11
  1998/08/31       5494.82                     4417.08
  1998/09/30       6164.36                     4855.04
  1998/10/31       7395.69                     5910.46
  1998/11/30       7911.31                     6387.55
  1998/12/31       8149.88                     6520.35
  1999/01/31       8011.36                     6416.52
  1999/02/28       7826.66                     6291.59
  1999/03/31       8649.34                     7045.69
  1999/04/30      10381.67                     8333.39
  1999/05/31      10309.33                     8153.23
  1999/06/30      11874.66                     9427.70
  1999/07/31      11543.74                     9220.01
  1999/08/31      11782.31                     9448.00
  1999/09/30      11120.47                     8786.85
  1999/10/31      11566.83                     9069.65
  1999/11/30      12790.47                     9931.87
  1999/12/31      14468.16                    10736.78
  2000/01/31      14237.28                    10684.68
  2000/02/29      14414.29                    10461.01
  2000/03/31      14468.16                    10707.33
  2000/04/28      12705.81                     9725.13
IMATRL PRASUN   SHR__CHT 20000430 20000522 131713 R00000000000077

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Institutional Class on March 25, 1994, when the Closed-End Fund started. As the chart shows, by April 30, 2000, the value of the investment would have grown to $12,706 - a 27.06% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Asia Free ex Japan Index did over the same period. With dividends reinvested, the same $10,000 would have been $9,725 - a 2.75% decrease.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Emerging Asian equity markets,
historically among the most
turbulent investment regions in the
world, proved to be one of the most
profitable choices for the
six-month period ending April 30,
2000. During this time, the Morgan
Stanley Capital International All
Country Asia Free ex-Japan Index
- a market
capitalization-weighted index of
over 500 stocks traded in 11 Asian
markets, excluding Japan -
returned 7.23%. At the period's
outset, many of these countries
shared an almost ideal investment
environment, characterized by
recovering economies, falling
interest rates and promises of
corporate restructuring. And, like
the more developed markets
around the world, Asian emerging
markets benefited from a seemingly
unquenchable desire for all things
technology and wireless. However,
just as they shared in the run-up of
these sectors, so too did Asian
markets tumble when tech and
telecom stocks corrected late in the
period. Turning to individual
contributors, Korea and Hong Kong
were two of the strongest
performers, as their economies were
among the fastest growers around
the world. Thailand surged early in
the period thanks to a flood of
exports to the U.S. and Europe, but
later fell on concerns about the
commitment of its corporate
restructuring plans. Taiwan, India
and Singapore all benefited from
their well-developed technology
industries. However, all also
struggled in March and April
thanks to volatile new economy
stocks and heightened inflation
fears in the U.S.

(Yosawadee Polcharoen)

NOTE TO SHAREHOLDERS: Yosawadee Polcharoen became Portfolio Manager of Fidelity Advisor Emerging Asia Fund on December 29, 1999.

Q. YOSAWADEE, HOW DID THE FUND PERFORM?

A. During the six months that ended April 30, 2000, the fund's Institutional Class shares returned 9.85%. This compares to the 7.23% return of the Morgan Stanley Capital International (MSCI) All Country Asia Free ex-Japan Index. Meanwhile, the Pacific region ex Japan funds average tracked by Lipper Inc. returned 13.76%. On a 12 month basis, the fund's Institutional Class shares returned 22.39%, while the MSCI index and Lipper average had respective returns of 16.70% and 27.50%.

Q. WHAT HELPED THE FUND PERFORM BETTER THAN ITS BENCHMARK INDEX?

A. The fund's performance benefited from its relatively large holdings in the technology and telecommunications sectors, which performed strongly during the past six months. The technology sector benefited from stronger-than-expected global demand for personal computers, as well as the continuing trend toward outsourcing from companies in the U.S., Japan and Europe. Some stocks that performed well included Taiwan Semiconductor, United Microelectronics of Taiwan, and Infosys Technologies of India. The telecommunications sector also was a strong performer during the past six months. This was especially true among mobile phone operators, which experienced strong subscriber growth as a result of domestic economic recovery, lower handset prices and increased data traffic. Some of the fund's contributors in this area included SK Telecom in South Korea and China Telecom in Hong Kong.

Q. WHY DID THE FUND UNDERPERFORM ITS PEERS?

A. In general, the fund's competitors held a greater proportion of technology stocks than the fund, and technology was one of the primary market drivers of the past six months. The fund was a bit more diversified on average, thereby reducing its risk exposure.

Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?

A. Not owning enough of Hutchison Whampoa and Cheung Kong Holdings - Hutchison Whampoa's parent company - in Hong Kong hurt the fund's performance. These companies performed strongly following Hutchison's unexpected sale of its Orange telecommunications business to Mannesmann, which was in turn sold to Vodafone AirTouch. The fund's performance also was hurt by its relatively small position in Wipro Ltd. of India. This software company, which is the largest Indian company in the benchmark index, performed strongly as it continued to benefit from the outsourcing trend in the U.S.

Q. WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO OVER THE PAST FOUR
MONTHS?

A. I further increased the fund's exposure to telecommunications companies, including SK Telecom in South Korea and China Telecom. Exposure to electronics companies in Taiwan also was increased, as the cyclical upturn in the sector is expected to continue. In turn, I reduced the fund's exposure to non-telecommunications utilities across the region, as the sector offers little growth prospects. I also reduced the fund's exposure to Singapore, as valuations were generally unattractive, especially among banks. Finally, the fund continued to hold a relatively large exposure to selected cyclical stocks, particularly among the steel and petrochemical sectors in South Korea, Taiwan and India. These stocks could benefit from rising commodity prices and increased demand.

Q. WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A. Over the short term, the market is likely to be vulnerable to U.S. interest-rate rises and market movements. As such, the market is likely to remain volatile. However, over the longer term, I believe that the market should benefit from a strong recovery in domestic markets, which is resulting in a significant growth in corporate profits. Moreover, the declining level of problem loans in most countries is expected to help restore health to the financial systems in the region.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to achieve long-term
capital appreciation through
investments in equity and
debt securities of Asian
emerging-market issuers

START DATE: March 25, 1994

SIZE: as of April 30, 2000,
more than $77 million

MANAGER: Yosawadee
Polcharoen, since December
1999; joined Fidelity in
1992

YOSAWADEE POLCHAROEN
ON HER INVESTMENT STYLE:

"I characterize myself as an
aggressive manager, in that I am
willing to have a relatively large
exposure to stocks or sectors I
feel strongly about. Conversely,
I'll hold a very small position in a
stock, even if it's a large
component of the benchmark
index, if I'm unexcited about the
company's growth prospects.

"As a growth investor, I look for
companies with earnings that far
exceed what's reflected by their
share prices. When valuing a com-
pany, I look at measures such as
cash flow, book value and
replacement value. Some
companies may not be attractive on
this criteria, but could still be in
the portfolio because of their
franchise value or monopoly
position, which should help them
emerge stronger over time. I'll sell
a stock when I believe its price has
outpaced the company's earning
potential.

"I generally focus on large- and
medium-sized companies, with a
limited exposure to smaller
companies. Large and medium
companies usually have longer
track records, while smaller
companies in the region are
generally illiquid and have high
business risks, therefore making
them less attractive.

"Country allocation is derived by
bottom-up investment research.
As I find more attractive holdings
in a particular country, the fund's
investments there will grow. As a
result, changes in asset allocation
are not sudden but more gradual.
Rather than use macroeconomic
data, I rely on company visits to
develop a view on the prospects of
the various economies across the
region."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF APRIL
30, 2000

                                % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                         MONTHS AGO

Hutchison Whampoa Ltd.           7.5                      4.9

Samsung Electronics Co. Ltd.     6.3                      4.1

China Telecom (Hong Kong) Ltd.   4.4                      0.6

Taiwan Semiconductor             4.1                      2.3
Manufacturing Co. Ltd.

United Microelectronics Corp.    2.8                      1.2

Cheung Kong Holdings Ltd.        2.8                      2.5

Cable & Wireless Hkt Ltd.        2.1                      3.1

Infosys Technologies Ltd.        2.0                      1.0

SK Telecom Co. Ltd.              1.9                      0.4

DBS Group Holdings Ltd.          1.8                      1.6

                                 35.7                     21.7

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                                % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                         MONTHS AGO

Technology                       31.6                     18.6

Utilities                        18.2                     14.0

Finance                          13.8                     19.0

Industrial Machinery &           9.7                      6.1
Equipment

Construction & Real Estate       5.4                      10.4



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000                                          AS OF OCTOBER 31, 1999

Stocks                          95.7%                         Stocks                            94.7%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 4.3%                         Net Other Assets                   5.3%

Row: 1, Col: 1, Value: 95.7                                   Row: 1, Col: 1, Value: 94.7
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.3                                    Row: 1, Col: 8, Value: 5.3







INVESTMENTS APRIL 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 95.4%

                                 SHARES                    VALUE (NOTE 1)

HONG KONG - 27.1%

Asia Satellite                    48,000                   $ 150,056
Telecommunications Holdings
Ltd.

Bank of East Asia Ltd.            188,000                   406,697

Cable & Wireless Hkt Ltd.         699,753                   1,618,178

Cathay Pacific Airways Ltd.       592,000                   1,067,851

Cheung Kong Holdings Ltd.         182,000                   2,173,037

China Telecom Ltd. (a)            470,000                   3,447,156

Citic Pacific Ltd.                213,000                   976,249

Dah Sing Financial Holdings       54,395                    212,996
Ltd.

Dao Heng Bank Group Ltd.          57,000                    263,445

Giordano International Ltd.       220,000                   360,119

Hang Seng Bank Ltd.               72,000                    663,235

Hutchison Whampoa Ltd.            400,000                   5,828,653

i-CABLE Communications Ltd.       385,800                   169,643

Johnson Electric Holdings         25,000                    201,403
Ltd.

Legend Holdings Ltd.              302,000                   350,888

Li & Fung Ltd.                    200,000                   772,875

Pacific Century CyberWorks        180,000                   335,084
Ltd.

Smartone Telecommunications       166,000                   520,009
Holdings Ltd.

Sun Hung Kai Properties Ltd.      137,547                   1,090,438

SUNDAY Communications Ltd.        42,000                    8,951

Sunevision Holdings Ltd.          11,996                    15,632

Television Broadcasts Ltd.        56,000                    382,843

                                                            21,015,438

INDIA - 11.0%

Dr. Reddy's Laboratories Ltd.     12,700                    375,326

Global Tele-Systems.com Ltd.      5,900                     160,848

Gujarat Ambuja Cement Ltd.        26,000                    119,070

HCL Technologies Ltd. (a)         9,800                     350,241

Hindalco Industries Ltd.          9,800                     158,282

Hindustan Lever Ltd.              11,305                    620,260

Housing Development Finance       38,980                    422,306
Corp. Ltd.

Hughes Software Systems Ltd.      3,400                     229,938

ICICI Bank Ltd. sponsored ADR     22,200                    382,950

ICICI Ltd. sponsored ADR          11,400                    289,275

Infosys Technologies Ltd.         8,200                     1,521,649

ITC Ltd.                          20,200                    263,780

Mahanagar Telephone Nigam         23,900                    123,223
Ltd.

Pentamedia Graphics Ltd.          5,635                     82,040

Pentamedia Graphics Ltd. New      21,565                    313,965

Reliance Industries Ltd.          73,200                    581,743

Satyam Infoway Ltd. sponsored     9,400                     364,250
ADR

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

INDIA - CONTINUED

Sri Adhikari Brothers             4,400                    $ 48,229
Television Network Ltd.

SSI Ltd. sponsored GDR (a)        8,500                     74,375

State Bank of India               47,355                    223,594

Videsh Sanchar Nigam Ltd.         8,500                     258,992

VisualSoft Technologies Ltd.      2,000                     314,330

Wipro Ltd.                        12,000                    915,643

Zee Telefilms Ltd.                21,700                    352,967

                                                            8,547,276

INDONESIA - 1.1%

Astra International PT (a)        464,500                   187,558

Gudang Garam PT Perusahaan        94,000                    148,265

PT Indosat (Persero) Tbk          76,000                    100,454

PT Telkomunikasi Indonesia (a)    554,000                   241,174

Sampoerna, Hanjaya Mandala (a)    96,000                    139,003

                                                            816,454

KOREA (SOUTH) - 14.3%

Dacom Corp.                       1,270                     184,249

Daou Technology, Inc.             6,800                     98,040

Housing & Commercial Bank         19,150                    327,867

Humax Co. Ltd. (a)                10,800                    173,715

Hyundai Electronics               18,222                    288,991
Industries Co. Ltd. (a)

Kookmin Bank                      30,070                    325,154

Korea Electric Power Corp.        46,330                    1,356,815

Korea Telecom                     9,700                     662,546

Korea Thrunet Co. Ltd. Class A    3,600                     93,150

Korealink Co. Ltd. (a)            1,900                     104,438

Medidas Co. Ltd.                  6,379                     93,695

Pohang Iron & Steel Co. Ltd.      4,480                     356,831

Samsung Electro-Mechanics Co.     7,300                     496,643

Samsung Electronics Co. Ltd.      18,187                    4,916,514

Samsung Securities Co. Ltd.       11,762                    198,197

SK Telecom Co. Ltd.               5,410                     1,438,117

                                                            11,114,962

MALAYSIA - 7.9%

AMMB Holdings BHD                 59,000                    223,579

Berjaya Sports Toto BHD           104,000                   217,579

British American Tobacco BHD      18,000                    139,737

Commerce Asset Holding BHD        194,000                   546,263

Edaran Otomobil Nasional BHD      38,000                    134,000
(EON)

Malakoff BHD                      56,000                    144,421

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

MALAYSIA - CONTINUED

Malayan Banking BHD               170,000                  $ 706,842

Malaysian Resources Corp. BHD     175,000                   162,105
(a)

New Straits Times Press BHD       64,000                    213,895

Public Bank BHD (For. Reg.)       286,000                   398,895

Star Publications BHD             61,000                    221,526

TA Enterprise BHD                 640,000                   261,053

Tanjong PLC                       56,000                    154,737

Technology Resources              550,000                   703,421
Industries BHD

Telekom Malaysia BHD              204,000                   708,632

Tenaga Nasional BHD               262,000                   868,737

United Engineers BHD (a)          113,000                   291,421

                                                            6,096,843

PHILIPPINES - 1.1%

ABS CBN Broadcasting Corp.        247,000                   293,157
unit

Bank of the Phillipene Island     64,000                    143,393
(BPI)

Manila Electric Co. Class B       90,120                    161,533

Philippine Long Distance          10,000                    179,242
Telephone

San Miguel Corp. Class B          92,100                    116,003

                                                            893,328

SINGAPORE - 10.1%

Chartered Semiconduct             60,000                    516,847
Manufacturing Ltd.

City Developments Ltd.            86,000                    390,565

Creative Technology Ltd.          18,000                    437,738

Datacraft Asia Ltd.               47,000                    352,500

DBS Group Holdings Ltd.           99,463                    1,369,693

Natsteel Electronics Ltd.         62,000                    356,050

Natsteel Ltd.                     101,000                   247,395

Oversea-Chinese Banking Corp.     121,604                   833,734
Ltd.

Singapore Airlines Ltd.           87,000                    902,373

Singapore Press Holdings Ltd.     55,298                    1,082,305

Singapore Telecommunications      452,000                   651,579
Ltd.

United Overseas Bank Ltd.         77,470                    540,224

Venture Manufacturing             12,000                    140,639
Singapore Ltd.

                                                            7,821,642

TAIWAN - 19.2%

Acer Peripherals, Inc.            97,222                    401,980

Acer Sertek, Inc.                 42,000                    230,626

Acer, Inc. (a)                    313,000                   654,748

Advanced Semiconductor            182,000                   582,971
Engineering, Inc. (a)

Advantech Co. Ltd.                40,000                    324,236

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TAIWAN - CONTINUED

Asustek Computer, Inc.            72,422                   $ 802,453

Bank Sinopac                      337,193                   187,360

Cathay Life Insurance Co.         62,869                    152,061
Ltd.

Compal Electronics, Inc.          73,587                    188,808

D-Link Corp.                      69,000                    202,974

Far Eastern Silo & Shipping       249,000                   149,750
Co. (a)

Far Eastern Textile Ltd.          347,470                   533,783

Formosa Plastic                   204,000                   423,403

GigaMedia Ltd.                    6,650                     159,600

Hon Hai Precision Industries      14,600                    401,500
Co. Ltd. GDR (a)(c)

Macronix International Co.        174,000                   526,066
Ltd. (a)

Microelectronics Technology,      114,000                   530,969
Inc. (a)

Nan Ya Plastics Corp.             319,300                   683,581

Pacific Electric Wire & Cable     248,000                   244,798
(a)

Phoenixtec Power Co. Ltd.         84,887                    202,541

Polaris Securities Co. Ltd.       353,000                   424,592

Siliconware Precision             84,348                    191,606
Industries Co. Ltd.

Taishin International Bank        351,448                   182,645

Taiwan Cement Corp.               167,000                   134,277

Taiwan Semiconductor              488,980                   3,148,523
Manufacturing Co. Ltd. (a)

United Microelectronics Corp.     651,000                   2,202,272

Via Technologies, Inc. (a)        20,000                    333,388

Winbond Electronics Corp.         22,000                    685,300
sponsored GDR (a)(c)

                                                            14,886,811

THAILAND - 2.8%

Advanced Info Service PCL         32,400                    379,425
(For. Reg.) (a)

Bangkok Bank Ltd. PCL (For.       109,500                   185,447
Reg.) (a)

Shin Corporations PCL (For.       49,000                    285,624
Reg.) (a)

Siam Cement PCL (For.Reg.) (a)    7,100                     164,054

TelecomAsia Corp. PCL (a)         604,400                   809,358

TelecomAsia Corp. PCL rights      190,863                   138,699
4/30/08 (a)

Thai Farmers Bank PCL (For.       142,000                   149,140
Reg.) (a)

Thai Petrochemical Industry       408,200                   99,679
PCL (a)

                                                            2,211,426

UNITED KINGDOM - 0.6%

HSBC Holdings PLC (Hong Kong)     38,585                    441,316
(Reg.)

UNITED STATES OF AMERICA - 0.2%

UTStarcom, Inc.                   3,400                     161,500

TOTAL COMMON STOCKS                                         74,006,996
(Cost $58,667,571)

PREFERRED STOCKS - 0.3%

                                 SHARES                    VALUE (NOTE 1)

CONVERTIBLE PREFERRED STOCKS
- 0.2%

THAILAND - 0.2%

Siam Commercial Bank PLC 5.25%    238,100                  $ 190,680

NONCONVERTIBLE PREFERRED
STOCKS - 0.1%

TAIWAN - 0.1%

Taishin International Bank        150,628                   48,248

TOTAL PREFERRED STOCKS                                      238,928
(Cost $237,449)

CASH EQUIVALENTS - 4.3%



Taxable Central Cash Fund,        3,338,539                 3,338,539
5.77% (b) (Cost $3,338,539)

TOTAL INVESTMENT PORTFOLIO -                                77,584,463
100.0%
(Cost $62,243,559)

NET OTHER ASSETS - 0.0%                                     (5,561)

NET ASSETS - 100%                                          $ 77,578,902

LEGEND
(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,086,800 or 1.4% of net assets.

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $62,497,003. Net unrealized appreciation aggregated $15,087,460, of which $21,884,551 related to appreciated investment securities and $6,797,091 related to depreciated investment securities.

At April 30, 2000, the fund had a capital loss carryforward of approximately $9,407,000 all of which will expire on October 31, 2006.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                           APRIL 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at             $ 77,584,463
value (cost $62,243,559) -
See accompanying schedule

Foreign currency held at                  1,500,783
value (cost $1,501,759)

Receivable for fund shares                195,243
sold

Dividends receivable                      91,017

Interest receivable                       9,576

 TOTAL ASSETS                             79,381,082

LIABILITIES

Payable to custodian bank      $ 12,266

Payable for investments         732,991
purchased

Payable for fund shares         331,261
redeemed

Accrued management fee          43,865

Distribution fees payable       22,199

Other payables and accrued      659,598
expenses

 TOTAL LIABILITIES                        1,802,180

NET ASSETS                               $ 77,578,902

Net Assets consist of:

Paid in capital                          $ 65,143,196

Accumulated net investment                (373,301)
loss

Accumulated undistributed net             (2,530,813)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               15,339,820
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                               $ 77,578,902

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                APRIL 30, 2000 (UNAUDITED)

CALCULATION OF MAXIMUM              $16.47
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($51,685,679 (divided by)
3,139,104 shares)

Maximum offering price per          $17.47
share (100/94.25 of $16.47)

CLASS T: NET ASSET VALUE and        $16.45
redemption price per share
($10,643,641 (divided by)
647,220 shares)

Maximum offering price per          $17.05
share (100/96.50 of $16.45)

CLASS B:  NET ASSET VALUE and       $16.36
offering price per share
($4,770,092 (divided by)
291,502 shares)  A

CLASS C: NET ASSET VALUE and        $16.36
offering price per share
($3,033,014 (divided by)
185,405 shares)  A

INSTITUTIONAL CLASS: NET            $16.51
ASSET VALUE, offering price
and redemption price   per
share ($7,446,476 (divided
by) 450,940 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                              SIX MONTHS ENDED APRIL 30,
                                        2000 (UNAUDITED)

INVESTMENT INCOME                              $ 412,084
Dividends

Interest                                        72,954

                                                485,038

Less foreign taxes withheld                     (38,949)

 TOTAL INCOME                                   446,089

EXPENSES

Management fee                   $ 279,695

Transfer agent fees               89,332

Distribution fees                 123,058

Accounting fees and expenses      30,042

Non-interested trustees'          18,116
compensation

Custodian fees and expenses       152,908

Registration fees                 38,335

Audit                             46,466

Interest                          12,899

 Total expenses before            790,851
reductions

 Expense reductions               (12,151)      778,700

NET INVESTMENT INCOME (LOSS)                    (332,611)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities (net       8,151,458
of foreign taxes of $970,986)

 Foreign currency transactions    86,129        8,237,587

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (2,362,011)

 Assets and liabilities in        (47,489)      (2,409,500)
foreign currencies

NET GAIN (LOSS)                                 5,828,087

NET INCREASE (DECREASE) IN                     $ 5,495,476
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                              SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1999
                              2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment     $ (332,611)                 $ (167,945)
income (loss)

 Net realized gain (loss)      8,237,587                   5,313,599

 Change in net unrealized      (2,409,500)                 31,215,024
appreciation (depreciation)

 NET INCREASE (DECREASE) IN    5,495,476                   36,360,678
NET ASSETS RESULTING  FROM
OPERATIONS

Share transactions - net       (13,575,898)                (17,308,082)
increase (decrease)

Redemption fees                -                           856,162

  TOTAL INCREASE (DECREASE)    (8,080,422)                 19,908,758
IN NET ASSETS

NET ASSETS

 Beginning of period           85,659,324                  65,750,566

 End of period (including     $ 77,578,902                $ 85,659,324
accumulated net investment
loss of $373,301 and
$40,690, respectively)



FINANCIAL HIGHLIGHTS - CLASS A

                                 SIX MONTHS ENDED APRIL 30, 2000  YEARS ENDED OCTOBER 31, 1999

SELECTED PER-SHARE DATA          (UNAUDITED)                      1999 I                   1998       1997       1996

Net asset value, beginning of    $ 15.01                          $ 9.61                   $ 11.59    $ 15.94    $ 13.94
period

Income from Investment
Operations

Net investment income (loss) D    (.07)                            (.03)                    .03        .01        .01

Net realized and unrealized       1.53                             5.30                     (1.73)     (3.94)     2.05
gain (loss)

Total from investment             1.46                             5.27                     (1.70)     (3.93)     2.06
operations

Less Distributions

From net investment income        -                                -                        (.07)      (.01)      (.01)

In excess of net investment       -                                -                        (.03)      -          (.05)
income

From net realized gain            -                                -                        (.13)      (.41)      -

In excess of net realized gain    -                                -                        (.06)      -          -

Total distributions               -                                -                        (.29)      (.42)      (.06)

Redemption fees added to paid     -                                .13                      .01 H      - G        -
in capital

Net asset value, end of period   $ 16.47                          $ 15.01                  $ 9.61     $ 11.59    $ 15.94

TOTAL RETURN B, C                 9.73%                            56.19%                   (14.43)%   (25.23)%   14.81%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 51,686                         $ 82,492                 $ 65,751   $ 88,102   $ 134,614
(000 omitted)

Ratio of expenses to average      1.99% A                          2.04%  E                 2.57%      1.72%      1.63%
net assets

Ratio of expenses to average      1.98% A, F                       2.03%  F                 2.54%  F   1.71%  F   1.63%
net assets after  expense
reductions

Ratio of net investment           (.80)% A                         (.22)%                   .30%       .03%       .09%
income (loss) to average net
assets

Portfolio turnover rate           120% A                           62%                      42%        55%        63%




FINANCIAL HIGHLIGHTS - CLASS A

                                 YEARS ENDED OCTOBER 31, 1999

SELECTED PER-SHARE DATA          1995

Net asset value, beginning of    $ 16.01
period

Income from Investment
Operations

Net investment income (loss) D    .01

Net realized and unrealized       (1.83)
gain (loss)

Total from investment             (1.82)
operations

Less Distributions

From net investment income        (.04)

In excess of net investment       (.09)
income

From net realized gain            (.10)

In excess of net realized gain    (.02)

Total distributions               (.25)

Redemption fees added to paid     -
in capital

Net asset value, end of period   $ 13.94

TOTAL RETURN B, C                 (11.21)% J

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 117,754
(000 omitted)

Ratio of expenses to average      1.68%
net assets

Ratio of expenses to average      1.68%
net assets after  expense
reductions

Ratio of net investment           .08%
income (loss) to average net
assets

Portfolio turnover rate           69%


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES
CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIOD.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING
THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS'
EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT,
THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE CLASS' EXPENSES.
G THE FUND INCURRED EXPENSES OF $.01 PER SHARE IN
CONNECTION WITH ITS TENDER OFFER WHICH WERE OFFSET BY
REDEMPTION FEES COLLECTED AS PART OF THE TENDER OFFER.
H THE FUND INCURRED EXPENSES OF $.005 PER SHARE IN
CONNECTION WITH ITS TENDER OFFER WHICH WERE OFFSET BY
REDEMPTION FEES COLLECTED AS PART OF THE TENDER OFFER.
I PRIOR TO JUNE 16, 1999, THE FUND OPERATED AS A
CLOSED-END MANAGEMENT COMPANY. SHARES OF THE FUND
EXISTING AT THE TIME OF ITS CONVERSION TO AN OPEN-ENDED
MANAGEMENT INVESTMENT COMPANY WERE EXCHANGED FOR
CLASS A SHARES.
J THE TOTAL RETURNS INCLUDE THE EFFECT OF A CORRECTION
TO DIVIDEND REINVESTMENT METHODOLOGY.


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

FINANCIAL HIGHLIGHTS - CLASS T

                                 SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1999 E
                                 2000 (UNAUDITED)

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 15.01                     $ 14.44
period

Income from Investment
Operations

Net investment income (loss) D    (.10)                       .13

Net realized and unrealized       1.54                        .44
gain (loss)

Total from investment             1.44                        .57
operations

Net asset value, end of period   $ 16.45                     $ 15.01

TOTAL RETURN B, C                 9.59%                       3.95%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 10,644                    $ 1,405
(000 omitted)

Ratio of expenses to average      2.29% A, F                  2.25% A, F
net assets

Ratio of expenses to average      2.27% A, G                  2.25% A
net assets after expense
reductions

Ratio of net investment           (1.10)% A                   2.34% A
income (loss) to average net
assets

Portfolio turnover rate           120% A                      62%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JUNE 16, 1999 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

                                 SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1999 E
                                 2000 (UNAUDITED)

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.98                     $ 14.44
period

Income from Investment
Operations

Net investment income (loss) D    (.14)                       .08

Net realized and unrealized       1.52                        .46
gain (loss)

Total from investment             1.38                        .54
operations

Net asset value, end of period   $ 16.36                     $ 14.98

TOTAL RETURN B, C                 9.21%                       3.74%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,770                     $ 977
(000 omitted)

Ratio of expenses to average      2.79% A, F                  2.75% A, F
net assets

Ratio of expenses to average      2.77% A, G                  2.75% A
net assets after expense
reductions

Ratio of net investment           (1.60)% A                   1.38% A
income (loss) to average net
assets

Portfolio turnover rate           120% A                      62%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JUNE 16, 1999 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

                                 SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1999 E
                                 2000 (UNAUDITED)

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.97                     $ 14.44
period

Income from Investment
Operations

Net investment income (loss) D    (.14)                       .04

Net realized and unrealized       1.53                        .49
gain (loss)

Total from investment             1.39                        .53
operations

Net asset value, end of period   $ 16.36                     $ 14.97

TOTAL RETURN B, C                 9.29%                       3.67%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,033                     $ 614
(000 omitted)

Ratio of expenses to average      2.79% A, F                  2.75% A, F
net assets

Ratio of expenses to average      2.77% A, G                  2.75% A
net assets after  expense
reductions

Ratio of net investment           (1.60)% A                   .75% A
income (loss) to average net
assets

Portfolio turnover rate           120% A                      62%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JUNE 16, 1999 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31, 1999 E
                                 2000 (UNAUDITED)

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 15.03                     $ 14.44
period

Income from Investment
Operations

Net investment income (loss) D    (.05)                       .05

Net realized and unrealized       1.53                        .54
gain (loss)

Total from investment             1.48                        .59
operations

Net asset value, end of period   $ 16.51                     $ 15.03

TOTAL RETURN B, C                 9.85%                       4.09%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,446                     $ 172
(000 omitted)

Ratio of expenses to average      1.76% A                     1.75% A, G
net assets

Ratio of expenses to average      1.72% A, F                  1.75% A
net assets after  expense
reductions

Ratio of net investment           (.54)% A                    .90% A
income (loss) to average net
assets

Portfolio turnover rate           120% A                      62%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JUNE 16, 1999 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1999.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Emerging Asia Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

2. OPERATING POLICIES - CONTINUED

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $44,109,469 and $56,813,068, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .74% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 76,906     $ 16,225

CLASS T    16,183       -

CLASS B    18,422       13,879

CLASS C    11,547       8,200

          $ 123,058    $ 38,304

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

SALES LOAD - CONTINUED

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 34,336     $ 18,841

CLASS T    18,797       5,336

CLASS B    24,443       24,443*

CLASS C    3,414        3,414*

          $ 80,990     $ 52,034

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT    % OF AVERAGE NET ASSETS

CLASS A                $ 64,926  .21 *

CLASS T                 10,900   .34 *

CLASS B                 6,575    .36 *

CLASS C                 3,198    .28 *

INSTITUTIONAL CLASS     3,733    .24 *

                       $ 89,332

 * ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. INTERFUND LENDING PROGRAM.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $8,702,600. The weighted average interest rate was 5.34%. At period end there were no interfund loans outstanding.

6. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

          FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS T   2.25%                     2,798

CLASS B   2.75%                     2,179

CLASS C   2.75%                     438

                                   $ 5,415

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $5,335 under this arrangement.

In addition, through an arrangement with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, each applicable class' expenses were reduced as follows under the transfer agent arrangements:

                      TRANSFER AGENT CREDITS

CLASS A               $ 914

INSTITUTIONAL CLASS    487

                      $ 1,401

7. BENEFICIAL INTEREST.

At the end of the period, one shareholder was record owner of approximately 15% of the total outstanding shares of the fund.

8. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                              SHARES                                              DOLLARS

                              SIX MONTHS ENDED APRIL 30,  YEAR ENDED OCTOBER 31,  SIX MONTHS ENDED APRIL 30,

                              2000                        1999                    2000



CLASS A Shares sold                                        88,023                 $ 9,904,888
                               571,792

Shares redeemed                (2,927,048)                 (1,435,809)             (48,737,358)

Net increase (decrease)        (2,355,256)                 (1,347,786)            $ (38,832,470)

CLASS T  A Shares sold         721,227                     173,217                $ 13,196,662

Shares redeemed                (167,647)                   (79,577)                (2,938,716)

Net increase (decrease)        553,580                     93,640                 $ 10,257,946

CLASS B A Shares sold          306,497                     82,132                 $ 5,570,190

Shares redeemed                (80,199)                    (16,928)                (1,498,184)

Net increase (decrease)        226,298                     65,204                 $ 4,072,006

CLASS C A Shares sold          176,818                     44,256                 $ 3,202,274

Shares redeemed                (32,425)                    (3,244)                 (600,587)

Net increase (decrease)        144,393                     41,012                 $ 2,601,687

INSTITUTIONAL CLASS A Shares   477,938                     11,433                 $ 9,009,126
sold

Shares redeemed                (38,431)                    -                       (684,193)

Net increase (decrease)        439,507                     11,433                 $ 8,324,933



                              DOLLARS

                              YEAR ENDED OCTOBER 31,

                              1999



CLASS A Shares sold           $ 1,327,477


Shares redeemed                (21,783,079)

Net increase (decrease)       $ (20,455,602)

CLASS T  A Shares sold        $ 2,566,076

Shares redeemed                (1,175,670)

Net increase (decrease)       $ 1,390,406

CLASS B A Shares sold         $ 1,228,722

Shares redeemed                (254,139)

Net increase (decrease)       $ 974,583

CLASS C A Shares sold         $ 662,150

Shares redeemed                (46,879)

Net increase (decrease)       $ 615,271

INSTITUTIONAL CLASS A Shares  $ 167,260
sold

Shares redeemed                -

Net increase (decrease)       $ 167,260


A FOR THE YEAR ENDED OCTOBER 31, 1999, AMOUNTS SHOWN ARE FOR THE
PERIOD JUNE 16, 1999 TO OCTOBER 31, 1999.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Investments Japan Ltd.
Fidelity International
Investment Advisors
Fidelity International
Investment Advisors
(U.K.) Limited
Fidelity Management & Research
(Far East) Inc.
Fidelity Management & Research
(U.K.) Inc.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert H. Auld, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
Gregory T. Merz, Assistant Secretary
John H. Costello, Assistant Treasurer

* INDEPENDENT TRUSTEES

AEAI-SANN-0600  104667
1.741954.100

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
EUROPE CAPITAL APPRECIATION
FUND - INSTITUTIONAL CLASS

SEMIANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    9   A summary of the fund's
                          investments.

INVESTMENTS           10  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  15  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 24  Notes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE



(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(Registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR EUROPE CAPITAL APPRECIATION FUND - INSTITUTIONAL
CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV EUROPE CAP APP -  12.78%         16.41%       19.32%
INST CL

MSCI Europe                    8.43%          10.23%       15.80%

European Region Funds Average  21.51%         25.29%       n/a

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' return to the performance of the Morgan Stanley Capital International Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of April 30, 2000, the index included over 500 equity securities of countries domiciled in 15 European countries. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 161 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV EUROPE CAP APP -    16.41%       13.76%
INST CL

MSCI Europe                      10.23%       11.30%

European Region Funds Average    25.29%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Europe Cap App -CL I     MS Europe (Net MA tax)
             00739                       MS002
  1998/12/17      10000.00                    10000.00
  1998/12/31      10330.00                    10412.53
  1999/01/31      10410.00                    10347.66
  1999/02/28       9930.00                    10087.21
  1999/03/31       9950.00                    10199.58
  1999/04/30      10250.00                    10505.36
  1999/05/31       9840.00                    10002.68
  1999/06/30      10100.00                    10173.42
  1999/07/31      10260.00                    10269.87
  1999/08/31      10310.00                    10376.27
  1999/09/30      10190.00                    10298.34
  1999/10/31      10580.00                    10679.38
  1999/11/30      11030.00                    10969.43
  1999/12/31      12514.55                    12095.66
  2000/01/31      11851.66                    11236.15
  2000/02/29      12926.35                    11824.36
  2000/03/31      12725.47                    12112.28
  2000/04/28      11932.01                    11579.83
IMATRL PRASUN   SHR__CHT 20000430 20000523 170354 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Europe Capital Appreciation Fund - Institutional Class on December 17, 1998, when the fund started. As the chart shows, by April 30, 2000, the value of the investment would have grown to $11,932 - a 19.32% increase on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,580 - a 15.80% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Resembling their counterparts in the
United States, the majority of major
international equity markets
travelled a similar path of
performance during the six-month
period ending April 30, 2000, with
several months of spectacular returns
spurred by high-flying technology
and telecommunications stocks
followed by profit taking and
valuation concerns in March and
April. Still, the majority of
international equity indexes closed
out the period with fairly strong
positive returns. The Morgan
Stanley Capital International EAFE(registered trademark)
Index - which measures the
performance of stock markets in
Europe, Australasia and the Far
East - closed the six months
ending April 30, 2000, up 6.81%.
Of course, some countries
contributed more than others.
Japan, the equity market darling of
1999, so far has found the first year
of the new millennium a little more
daunting, with the Tokyo Stock
Exchange Index down 9.16%
year-to-date and up just 2.10% for
the six-month period. European
markets, as measured by the
Morgan Stanley Europe Index,
returned 8.43% during the past six
months on the strength of favorable
corporate earnings. In general,
emerging markets, which enjoyed a
strong comeback in 1999,
continued their momentum into
2000, highlighted by the six-month
13.87% gain posted by the Morgan
Stanley Emerging Market Free
Index.

(photograph of Ian Hart)

NOTE TO SHAREHOLDERS: Ian Hart became Portfolio Manager of Fidelity Advisor Europe Capital Appreciation Fund on April 1, 2000.

Q. HOW DID THE FUND PERFORM, IAN?

A. For the six-month period that ended April 30, 2000, the fund's Institutional Class shares posted a total return of 12.78%. By comparison, the Morgan Stanley Capital International (MSCI) Europe Index returned 8.43% for the same period, while the European region funds average, as tracked by Lipper Inc., returned 21.51%. For the 12 months that ended April 30, 2000, the fund's Institutional Class shares had a total return of 16.41%, while the MSCI index returned 10.23% and the Lipper average returned 25.29%.

Q. WHAT WERE THE MAJOR FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

A. There were three industry themes that drove fund performance: technology, telecommunications and media. These were the growth sectors that led overall market activity for most of the period, responding to a global expansion of the Internet-based new economy. The fund was properly positioned to take advantage of this trend, and a number of the fund's large cap holdings in these three growth sectors did extremely well. A slowly improving European economy also helped create a few pockets of strong consumer demand, most notably in mobile telephones and consumer electronics, which had a positive effect on performance. Relative to the index, the portfolio was underweighted in the finance sector, which had a net positive effect on performance by limiting the fund's exposure to banks. This sector has not performed well of late, based mainly on rising interest rates and fears that the Internet will eat into bank profitability. The portfolio also was underweighted in the slow-performing cyclical sector, with the exception of oil stocks, where robust demand and price increases combined to drive earnings and stock prices higher. The fund lagged the Lipper average, which was more heavily invested in some of the high-flying technology stocks that performed so well during the period.

Q. YOU'VE JUST TAKEN OVER MANAGING THE FUND, IAN. CAN WE EXPECT TO SEE ANY SIGNIFICANT CHANGES IN INVESTMENT STRATEGY OR STYLE?

A. I don't anticipate there will be much change in strategy or style under my tenure as portfolio manager. I will focus on growth and on bottom-up stock picking. I'll continue to work closely with my former Fidelity analyst colleagues in London and search for strong, well-managed companies that can produce attractive and sustainable earnings growth.

Q. WHICH INDIVIDUAL POSITIONS HELPED PERFORMANCE THE MOST?

A. There were three names that showed particularly attractive rates of growth in the booming mobile telephony market. Two of them - Ericsson and Nokia - continued their world leadership positions with strong earnings and stock appreciation. A third - Mannesmann, Germany's top wireless service provider - also was a strong performer and was acquired during the period by Vodafone AirTouch, which is one of the fund's top five holdings. In the media sector, TF-1, France's No. 1 commercial television operation, had extraordinary growth in its earnings and stock price, based mainly on capturing a market-leading share of accelerating TV advertising expenditures in France's rebounding economy.

Q. WERE THERE ANY HOLDINGS THAT DIDN'T PERFORM AS WELL AS YOU WOULD
HAVE LIKED?

A. Unilever, a British consumer goods company, which the fund sold during the period, and Vendex, a Dutch apparel retailer, both showed disappointing earnings in a retail environment constrained by margin pressures. Royal Bank of Scotland, which had been a potential takeover target, became a consolidator itself by acquiring National Westminster Bank, and the market reacted negatively to the deal.

Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS, IAN?

A. Despite the market volatility that we began to see at the end of the period, I remain positive in my outlook for the mid- to long-term. Continued volatility may cast a shadow over that view in the short term, which means that we will have to be even more focused on picking stocks that meet their earnings projections. But on the whole, I'm still bullish on the fundamental prospects for the European region. Economic growth throughout most of the region continues to accelerate. Corporate earnings are forecasted to show healthy gains. There also is a continuing trend toward acquisitions and consolidation in certain industry sectors, which is likely to have an ongoing positive effect.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: long-term capital
appreciation by investing
mainly in equity
securities of European issuers

START DATE: December 17,
1998

SIZE: as of April 30, 2000,
more than $34 million

MANAGER: Ian Hart, since
April 2000; international
equity analyst, 1997-2000;
European equity analyst,
1994-1997; joined Fidelity in
1994

IAN HART TALKS
ABOUT STOCK PICKING:

"Technology stocks have been
good investments over the past
several months, but one always has
to be very selective about what one
chooses to own. For example, take a
look at the strong performance of a
Nokia versus the anemic results of a
Motorola, two companies in
essentially the same business, and
it's easy to see how differently some
of these companies can perform.
Technology is the sort of industry
where one can find long-term
attractive earnings growth. And in
spite of the recent volatility in this
sector, it's still what I call a fertile hunting ground for good stock ideas. But one obviously needs to be very selective because there are some clear winners and losers out there.

"Health care and, more specifically,
the pharmaceutical sector is another
example. Recently, the sector
experienced a bounce, a sort of
reverse image of the decline in
technology-related stocks. Yet I've
remained underweighted in that
sector because I don't think the
valuations for European
pharmaceutical companies are
that attractive for the growth that is
expected in earnings. British
pharmaceutical companies
SmithKline Beecham and Glaxo
Wellcome, which recently merged,
were selling for about 30-times
earnings for only 10% earnings
growth. When valuations aren't that
cheap and growth isn't that great,
one has to wonder what's going to
drive such stocks longer term."


INVESTMENT CHANGES





TOP FIVE STOCKS BY ISSUER AS
OF APRIL 30, 2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

TotalFinaElf SA (France, Oil    5.4                     3.8
& Gas)

Vodafone AirTouch PLC           5.1                     4.1
(United Kingdom, Cellular)

Telefonaktiebolaget LM          3.3                     1.5
Ericsson  (Sweden,
Communications Equipment)

Nokia AB  (Finland,             3.2                     3.7
Communications Equipment)

Vivendi SA  (France, Water)     2.8                     1.7

                                19.8                    14.8

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Utilities                       20.3                    16.0

Finance                         16.7                    26.5

Technology                      13.2                    7.3

Energy                          10.9                    9.0

Health                          7.8                     8.5

TOP FIVE COUNTRIES AS OF
APRIL 30, 2000

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

United Kingdom                  28.2                    32.3

France                          20.3                    19.1

Germany                         10.2                    11.6

Netherlands                     9.3                     8.6

Switzerland                     6.4                     10.9


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000                                          AS OF OCTOBER 31, 1999

Stocks                          93.4%                         Stocks and Investment
                                                              Companies                         97.1%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 6.6%                         Net Other Assets                   2.9%

Row: 1, Col: 1, Value: 93.40000000000001                      Row: 1, Col: 1, Value: 97.09999999999999
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 6.6                                    Row: 1, Col: 8, Value: 2.9







INVESTMENTS APRIL 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 93.2%

                                 SHARES                    VALUE (NOTE 1)

DENMARK - 1.4%

Bang & Olufsen Holding AS         3,800                    $ 126,198

Novo-Nordisk AS (B Shares)        2,762                     370,951

                                                            497,149

FINLAND - 3.2%

Nokia AB                          19,340                    1,099,963

FRANCE - 20.3%

Access Commerce SA                900                       53,320

Aventis SA                        4,700                     264,375

AXA SA de CV                      4,165                     619,158

Banque Nationale de Paris         2,368                     191,874
(BNP)

Canal Plus SA                     1,100                     212,550

Castorama Dubois                  1,778                     388,934
Investissements SA

Clarins SA                        1,800                     178,826

France Telecom SA                 5,100                     791,157

Groupe Danone                     470                       103,026

ILOG SA sponsored ADR (a)         1,700                     61,200

Lafarge SA                        1,900                     157,763

Pernod-Ricard                     1,900                     86,155

Remy Cointreau SA (a)             1,100                     22,147

Rhodia SA                         12,000                    223,123

Royal Canin SA                    1,400                     131,559

Sanofi-Synthelabo SA              6,200                     231,973

Societe Generale Class A          526                       109,212

Suez Lyonnaise des Eaux           1,774                     278,917

Television Francaise 1 SA         171                       117,361

TotalFinaElf SA Class B           12,317                    1,862,943

Vivendi SA                        9,745                     966,370

                                                            7,051,943

GERMANY - 10.0%

ACG AG                            300                       72,449

Allianz AG (Reg.)                 1,314                     506,963

BASF AG                           5,600                     245,457

Deutsche Telekom AG               13,164                    856,561

Fresenius Medical Care AG         1                         25
sponsored ADR

Karstadt Quelle AG                5,800                     177,095

Munich Reinsurance AG (Reg.)      992                       291,591

Primacom AG (a)                   3,000                     231,053

Siemens AG                        4,100                     609,122

Software AG (a)                   1,700                     196,782

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

GERMANY - CONTINUED

United Internet AG (a)            300                      $ 77,382

Wella AG                          10,255                    224,233

                                                            3,488,713

IRELAND - 0.1%

Trintech Group PLC sponsored      1,500                     40,500
ADR

ISRAEL - 0.4%

Orad Hi-Tech Systems Ltd. (a)     3,200                     145,832

ITALY - 2.5%

Banca Intesa Spa                  58,500                    218,291

Telecom Italia Mobile Spa         36,800                    352,352

Telecom Italia Spa                19,600                    280,035

                                                            850,678

NETHERLANDS - 9.3%

Equant NV (a)                     2,500                     194,025

ING Groep NV (Certificaten        9,529                     521,286
Van Aandelen)

Koninklijke Ahold NV              10,921                    255,319

Koninklijke KPN NV                1,900                     191,965

Koninklijke Philips               7,480                     334,542
Electronics NV

Numico NV                         3,800                     141,658

Nutreco Holding NV                5,000                     194,822

Royal Dutch Petroleum Co.         13,900                    797,513
(Hague Registry)

STMicroelectronics NV             1,400                     267,839

United Pan-Europe                 2,600                     94,862
Communications NV (a)

Vendex KBB NV                     10,000                    154,491

Versatel Telecom                  2,400                     96,468
International NV (a)

                                                            3,244,790

NORWAY - 1.4%

Norsk Hydro AS                    5,000                     183,142

Opticom ASA (a)                   700                       73,984

Tandberg ASA (a)                  6,500                     99,596

TANDBERG Television ASA (a)       12,900                    116,864

                                                            473,586

SPAIN - 4.6%

Altadis SA                        26,000                    306,411

Banco Santander Central           32,160                    336,211
Hispano SA

Cortefiel SA                      8,200                     173,394

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

SPAIN - CONTINUED

Sogecable SA (a)                  3,100                    $ 131,527

Telefonica SA (a)                 28,303                    631,505

                                                            1,579,048

SWEDEN - 3.8%

Elanders AB (B Shares)            5,800                     185,781

Telefonaktiebolaget LM            13,000                    1,149,688
Ericsson (B Shares)

                                                            1,335,469

SWITZERLAND - 6.4%

ABB Ltd. (Reg.)                   3,334                     375,293

Ascom Holding AG (Bearer)         25                        85,079

Credit Suisse Group (Reg.)        1,933                     350,279

Fantastic Corp. (a)               9,548                     174,921

Gretag Imaging Holding AG         542                       109,251
(Reg. D)

Kuoni Reisen Holding AG Class     16                        69,529
B (Reg.)

Logitech International SA (a)     248                       164,179

Nestle SA (Reg.)                  160                       282,955

Novartis AG (Reg.)                140                       196,195

PubliGroupe SA                    133                       102,903

Roche Holding AG                  30                        314,311
participation certificates

                                                            2,224,895

UNITED KINGDOM - 28.2%

3i Group PLC                      18,200                    364,448

Abbey National PLC                15,200                    172,731

Allied Zurich PLC                 40,200                    398,123

Amvescap PLC                      15,700                    226,461

AstraZeneca Group PLC             4,300                     181,138

Barclays PLC                      15,100                    385,178

BP Amoco PLC                      112,200                   953,701

British Land Co. PLC              26,700                    177,424

British Telecommunications PLC    19,700                    360,510

Cable & Wireless PLC              33,000                    544,952

Carlton Communications PLC        29,800                    358,318

Diageo PLC                        46,300                    373,661

Energis PLC (a)                   2,700                     132,922

Filtronic PLC                     3,500                     94,064

Glaxo Wellcome PLC                8,800                     276,375

HSBC Holdings PLC (Reg.)          19,700                    225,319

Jazztel PLC sponsored ADR         1,200                     62,400

Legal & General Group PLC         109,200                   284,151

Lloyds TSB Group PLC              25,600                    249,753

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

Marconi PLC                       13,500                   $ 168,093

Misys PLC                         14,400                    163,975

Prudential Corp. PLC              18,800                    287,969

Reuters Group PLC                 6,500                     116,023

Royal Bank of Scotland Group      1,264                     19,568
PLC

Scottish Media Group PLC          23,800                    432,588

SmithKline Beecham PLC            28,400                    390,500

SSL International PLC             26,900                    272,674

Telewest Communications PLC       26,900                    163,082
(a)

Vodafone AirTouch PLC             379,110                   1,781,819

WPP Group PLC                     11,400                    183,120

                                                            9,801,040

UNITED STATES OF AMERICA - 1.6%

Bristol-Myers Squibb Co.          2,100                     110,119

Eli Lilly & Co.                   4,400                     340,175

SCM Microsystems, Inc. (a)        1,100                     91,086

                                                            541,380

TOTAL COMMON STOCKS                                         32,374,986
(Cost $29,753,071)

NONCONVERTIBLE PREFERRED
STOCKS - 0.2%



GERMANY - 0.2%

SAP AG (Cost $76,351)             130                       76,840

CASH EQUIVALENTS - 8.1%



Taxable Central Cash Fund,        2,797,273                 2,797,273
5.77% (b) (Cost $2,797,273)

TOTAL INVESTMENT PORTFOLIO -                                35,249,099
101.5%
(Cost $32,626,695)

NET OTHER ASSETS - (1.5)%                                   (514,561)

NET ASSETS - 100%                                         $ 34,734,538

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $32,750,545. Net unrealized appreciation aggregated $2,498,554, of which $4,446,341 related to appreciated investment securities and $1,947,787 related to depreciated investment securities.

At October 31, 1999, the fund had a capital loss carryforward of approximately $697,000 all of which will expire on October 31, 2007.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                               APRIL 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at                $ 35,249,099
value (cost $32,626,695) -
See accompanying schedule

Foreign currency held at                     172,706
value (cost $172,706)

Receivable for investments                   677,012
sold

Receivable for fund shares                   111,491
sold

Dividends receivable                         28,943

Interest receivable                          53,990

Other receivables                            265

 TOTAL ASSETS                                36,293,506

LIABILITIES

Payable for investments        $ 1,347,237
purchased

Payable for fund shares         145,797
redeemed

Accrued management fee          7,688

Distribution fees payable       18,799

Other payables and accrued      39,447
expenses

 TOTAL LIABILITIES                           1,558,968

NET ASSETS                                  $ 34,734,538

Net Assets consist of:

Paid in capital                             $ 31,667,031

Distributions in excess of                   (191,736)
net investment income

Accumulated undistributed net                638,275
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  2,620,968
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 34,734,538

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
               APRIL 30, 2000 (UNAUDITED)

CALCULATION OF MAXIMUM             $11.86
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($4,258,449 (divided by)
359,044 shares)

Maximum offering price per         $12.58
share (100/94.25 of $11.86)

CLASS T: NET ASSET VALUE and       $11.84
redemption price per share
 ($15,191,257 (divided by)
1,283,159 shares)

Maximum offering price per         $12.27
share (100/96.50 of $11.84)

CLASS B: NET ASSET VALUE and       $11.76
offering price per share
($7,542,185 (divided by)
641,197 shares) A

CLASS C: NET ASSET VALUE and       $11.77
offering price per share
($6,437,726 (divided by)
547,109 shares) A

INSTITUTIONAL CLASS: NET           $11.88
ASSET VALUE, offering price
and redemption price   per
share ($1,304,921 (divided
by) 109,841 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                            SIX MONTHS ENDED APRIL 30,
                                      2000 (UNAUDITED)

INVESTMENT INCOME                            $ 156,224
Dividends

Interest                                      14,247

                                              170,471

Less foreign taxes withheld                   (14,654)

 TOTAL INCOME                                 155,817

EXPENSES

Management fee                   $ 108,988

Transfer agent fees               44,361

Distribution fees                 96,564

Accounting fees and expenses      30,114

Non-interested trustees'          41
compensation

Custodian fees and expenses       45,549

Registration fees                 65,837

Audit                             16,219

Legal                             500

Miscellaneous                     121

 Total expenses before            408,294
reductions

 Expense reductions               (66,716)    341,578

NET INVESTMENT INCOME (LOSS)                  (185,761)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,476,458

 Foreign currency transactions    5,553       1,482,011

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            1,015,241

 Assets and liabilities in        (1,281)     1,013,960
foreign currencies

NET GAIN (LOSS)                               2,495,971

NET INCREASE (DECREASE) IN                   $ 2,310,210
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               SIX MONTHS ENDED APRIL 30,  DECEMBER 17, 1998
                               2000 (UNAUDITED)            (COMMENCEMENT OF OPERATIONS)
                                                           TO OCTOBER 31, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (185,761)                 $ 25,819
income (loss)

 Net realized gain (loss)       1,482,011                   (845,281)

 Change in net unrealized       1,013,960                   1,607,008
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     2,310,210                   787,546
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (24,254)                    -
From net investment income

 In excess of net investment    (5,976)                     -
income

 TOTAL DISTRIBUTIONS            (30,230)                    -

Share transactions - net        9,554,714                   22,112,298
increase (decrease)

  TOTAL INCREASE (DECREASE)     11,834,694                  22,899,844
IN NET ASSETS

NET ASSETS

 Beginning of period            22,899,844                  -

 End of period (including      $ 34,734,538                $ 22,899,844
under (over) distribution
of net investment income of
$(191,736) and  $24,274,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.56                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.05)                            .05

Net realized and unrealized       1.38                             .51
gain (loss)

Total from investment             1.33                             .56
operations

Less Distributions From net       (.02)                            -
investment income

 In excess of net investment      (.01)                            -
income

 Total distributions              (.03)                            -

Net asset value, end of period   $ 11.86                          $ 10.56

TOTAL RETURN B, C                 12.61%                           5.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,258                          $ 2,060
(000 omitted)

Ratio of expenses to average      2.00% A, F                       2.00% A, F
net assets

Ratio of expenses to average      1.92% A, G                       1.96% A, G
net assets  after expense
reductions

Ratio of net investment           (.86)% A                         .56% A
income (loss) to average net
assets

Portfolio turnover                229% A                           164% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.54                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.07)                            .03

Net realized and unrealized       1.39                             .51
gain (loss)

Total from investment             1.32                             .54
operations

Less Distributions From net       (.02)                            -
investment income

 In excess of net investment      (.00) H                          -
income

 Total distributions              (.02)                            -

Net asset value, end of period   $ 11.84                          $ 10.54

TOTAL RETURN B, C                 12.53%                           5.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 15,191                         $ 12,343
(000 omitted)

Ratio of expenses to average      2.25% A, F                       2.25% A, F
net assets

Ratio of expenses to average      2.17% A, G                       2.21% A, G
net assets  after expense
reductions

Ratio of net investment           (1.11)% A                        .31% A
income (loss) to average net
assets

Portfolio turnover                229% A                           164% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. H THE AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

FINANCIAL HIGHLIGHTS - CLASS B

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.48                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.10)                            (.02)

Net realized and unrealized       1.38                             .50
gain (loss)

Total from investment             1.28                             .48
operations

Net asset value, end of period   $ 11.76                          $ 10.48

TOTAL RETURN B, C                 12.21%                           4.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,542                          $ 3,765
(000 omitted)

Ratio of expenses to average      2.75% A, F                       2.75% A, F
net assets

Ratio of expenses to average      2.67% A, G                       2.71% A, G
net assets  after expense
reductions

Ratio of net investment           (1.61)% A                        (.19)% A
income (loss) to average net
assets

Portfolio turnover                229% A                           164% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.49                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.10)                            (.02)

Net realized and unrealized       1.38                             .51
gain (loss)

Total from investment             1.28                             .49
operations

Net asset value, end of period   $ 11.77                          $ 10.49

TOTAL RETURN B, C                 12.20%                           4.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 6,438                          $ 3,894
(000 omitted)

Ratio of expenses to average      2.75% A, F                       2.75% A, F
net assets

Ratio of expenses to average      2.67% A, G                       2.71% A, G
net assets  after expense
reductions

Ratio of net investment           (1.61)% A                        (.19)% A
income (loss) to average net
assets

Portfolio turnover                229% A                           164% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 SIX MONTHS ENDED APRIL 30, 2000  YEAR ENDED OCTOBER 31,

                                 (UNAUDITED)                      1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.58                          $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.04)                            .07

Net realized and unrealized       1.39                             .51
gain (loss)

Total from investment             1.35                             .58
operations

Less Distributions From net       (.04)                            -
investment income

 In excess of net investment      (.01)                            -
income

 Total distributions              (.05)                            -

Net asset value, end of period   $ 11.88                          $ 10.58

TOTAL RETURN B, C                 12.78%                           5.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,305                          $ 838
(000 omitted)

Ratio of expenses to average      1.75% A, F                       1.75% A, F
net assets

Ratio of expenses to average      1.67% A, G                       1.71% A, G
net assets  after expense
reductions

Ratio of net investment           (.61)% A                         .81% A
income (loss) to average net
assets

Portfolio turnover                229% A                           164% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Europe Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $39,726,636 and $31,990,357, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .73% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

DISTRIBUTION AND SERVICE PLAN - CONTINUED

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 4,023      $ 594

CLASS T    35,718       908

CLASS B    29,810       22,743

CLASS C    27,013       18,495

          $ 96,564     $ 42,740

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 21,874     $ 13,223

CLASS T    24,937       7,528

CLASS B    7,876        7,876 *

CLASS C    2,166        2,166 *

          $ 56,853     $ 30,793

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT    % OF AVERAGE NET ASSETS

CLASS A                $ 4,452   .28 *

CLASS T                 20,896   .30 *

CLASS B                 10,857   .37 *

CLASS C                 6,476    .24 *

INSTITUTIONAL CLASS     1,680    .29 *

                       $ 44,361

* ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               2.00%                    $ 5,466

CLASS T               2.25%                     25,650

CLASS B               2.75%                     13,125

CLASS C               2.75%                     8,515

INSTITUTIONAL CLASS   1.75%                     2,023

                                               $ 54,779

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $11,937 under this arrangement.

6. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                             SIX MONTHS ENDED APRIL 30,

                             2000

FROM NET INVESTMENT INCOME

Class A                      $ 4,869

Class T                       16,077

Institutional Class           3,308

Total                        $ 24,254

IN EXCESS OF NET INVESTMENT
INCOME

Class A                      $ 1,200

Class T                       3,961

Institutional Class           815

Total                        $ 5,976

                             $ 30,230

7. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                                    DOLLARS

                                SIX MONTHS ENDED APRIL 30,  DECEMBER 17, 1998             SIX MONTHS ENDED APRIL 30,
                                                            (COMMENCEMENT OF OPERATIONS)
                                                            TO OCTOBER 31,

                                2000                        1999                          2000



CLASS A Shares sold                                          242,665                      $ 2,577,701
                                 206,233

Reinvestment of distributions    506                         -                             5,777

Shares redeemed                  (42,732)                    (47,628)                      (523,716)

Net increase (decrease)          164,007                     195,037                      $ 2,059,762

CLASS T Shares sold              554,079                     1,472,795                    $ 6,819,016

Reinvestment of distributions    1,710                       -                             19,487

Shares redeemed                  (443,596)                   (301,829)                     (5,270,112)

Net increase (decrease)          112,193                     1,170,966                    $ 1,568,391

CLASS B Shares sold              384,615                     399,772                      $ 4,740,258

Shares redeemed                  (102,481)                   (40,709)                      (1,336,112)

Net increase (decrease)          282,134                     359,063                      $ 3,404,146

CLASS C Shares sold              270,929                     395,362                      $ 3,375,173

Shares redeemed                  (95,175)                    (24,007)                      (1,215,868)

Net increase (decrease)          175,754                     371,355                      $ 2,159,305

INSTITUTIONAL CLASS Shares       40,453                      375,401                      $ 484,445
sold

Reinvestment of distributions    216                         -                             2,466

Shares redeemed                  (10,034)                    (296,195)                     (123,801)

Net increase (decrease)          30,635                      79,206                       $ 363,110



                                DOLLARS

                                DECEMBER 17, 1998
                                (COMMENCEMENT OF OPERATIONS)
                                TO OCTOBER 31,

                                1999



CLASS A Shares sold             $ 2,460,326


Reinvestment of distributions    -

Shares redeemed                  (483,630)

Net increase (decrease)         $ 1,976,696

CLASS T Shares sold             $ 14,972,579

Reinvestment of distributions    -

Shares redeemed                  (3,050,024)

Net increase (decrease)         $ 11,922,555

CLASS B Shares sold             $ 4,048,052

Shares redeemed                  (414,433)

Net increase (decrease)         $ 3,633,619

CLASS C Shares sold             $ 4,017,324

Shares redeemed                  (243,373)

Net increase (decrease)         $ 3,773,951

INSTITUTIONAL CLASS Shares      $ 3,858,159
sold

Reinvestment of distributions    -

Shares redeemed                  (3,052,682)

Net increase (decrease)         $ 805,477


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Ltd.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard Spillane, Jr., Vice President
Kevin McCarey, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

* INDEPENDENT TRUSTEES

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

AEURI-SANN-0600  103572
1.719688.101

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
State Street Bank and Trust Company
Quincy, MA

* INDEPENDENT TRUSTEES

(2_FIDELITY_LOGOS)(registered trademark)



FIDELITY(REGISTERED TRADEMARK) ADVISOR
GLOBAL EQUITY
FUND - INSTITUTIONAL CLASS

SEMIANNUAL REPORT
APRIL 30, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE   3   Ned Johnson on investing
                          strategies.

PERFORMANCE           4   How the fund has done over
                          time.

FUND TALK             6   The manager's review of fund
                          performance, strategy and
                          outlook.

INVESTMENT CHANGES    9   A summary of major shifts in
                          the fund's investments over
                          the past six months.

INVESTMENTS           10  A complete list of the fund's
                          investments with their
                          market values.

FINANCIAL STATEMENTS  24  Statements of assets and
                          liabilities, operations, and
                          changes in net assets,  as
                          well as financial highlights.

NOTES                 33  Notes to the financial
                          statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE



(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

New indicators of accelerating inflation led to a sharp downturn in equity markets, as the Dow Jones Industrial Average, NASDAQ and S&P 500(Registered trademark) each suffered its worst single-session point decline in history on April 14. Volatility ruled the remainder of the month, with equity markets experiencing both strong rallies and broad sell-offs. Inflation-sensitive Treasuries experienced similar volatility, as prices for the bellwether 10-year note edged lower throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR GLOBAL EQUITY FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000   PAST 6 MONTHS  PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV GLOBAL EQUITY -   12.99%         21.98%       33.44%
INST CL

MSCI World                     7.49%          12.29%       25.80%

Global Funds Average           16.44%         23.98%       n/a

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital International World Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of April 30, 2000, the index included over 1,400 equity securities of companies domiciled in 22 countries. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 264 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED APRIL 30, 2000     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV GLOBAL EQUITY -     21.98%       23.44%
INST CL

MSCI World                       12.29%       18.24%

Global Funds Average             23.98%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             FA Global Equity -CL I      MS World Index (Net)
             00754                       MS004
  1998/12/17      10000.00                    10000.00
  1998/12/31      10440.00                    10408.32
  1999/01/31      10700.00                    10634.72
  1999/02/28      10310.00                    10350.31
  1999/03/31      10670.00                    10779.74
  1999/04/30      10940.00                    11203.18
  1999/05/31      10580.00                    10792.30
  1999/06/30      11210.00                    11294.15
  1999/07/31      11260.00                    11258.75
  1999/08/31      11260.00                    11237.20
  1999/09/30      11180.00                    11126.71
  1999/10/31      11810.00                    11703.55
  1999/11/30      12400.00                    12031.29
  1999/12/31      13599.84                    13003.62
  2000/01/31      12914.73                    12257.46
  2000/02/29      13599.84                    12289.04
  2000/03/31      14152.01                    13136.92
  2000/04/28      13344.20                    12579.95
IMATRL PRASUN   SHR__CHT 20000430 20000519 113127 R00000000000020

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Global Equity Fund - Institutional Class on December 17, 1998, when the fund started. As the chart shows, by April 30, 2000, the value of the investment would have grown to $13,344 - a 33.44% increase on the initial investment. For comparison, look at how the MSCI World Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $12,580 - a 25.80% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Resembling their counterparts in the
United States, the majority of major
international equity markets
travelled a similar path of
performance during the six-month
period ending April 30, 2000, with
several months of spectacular returns
spurred by high-flying technology
and telecommunications stocks
followed by profit taking and
valuation concerns in March and
April. Still, the majority of
international equity indexes closed
out the period with fairly strong
positive returns. The Morgan
Stanley Capital International EAFE(registered trademark)
Index - which measures the
performance of stock markets in
Europe, Australasia and the Far
East - closed the six months
ending April 30, 2000, up 6.81%.
Of course, some countries
contributed more than others.
Japan, the equity market darling of
1999, so far has found the first year
of the new millennium a little more
daunting, with the Tokyo Stock
Exchange Index down 9.16%
year-to-date and up just 2.10% for
the six-month period. European
markets, as measured by the
Morgan Stanley Europe Index,
returned 8.43% during the past six
months on the strength of favorable
corporate earnings. In general,
emerging markets, which enjoyed a
strong comeback in 1999,
continued their momentum into
2000, highlighted by the six-month
13.87% gain posted by the Morgan
Stanley Emerging Market Free
Index.

(photograph of Richard Habermann)

An interview with Richard Habermann, Lead Portfolio Manager of
Fidelity Advisor Global Equity Fund

Q. HOW DID THE FUND PERFORM, DICK?

A. For the six months that ended April 30, 2000, the fund's Institutional Class shares returned 12.99%. For the same period, the Morgan Stanley Capital International (MSCI)World Index delivered a return of 7.49%, while the global funds average, as measured by Lipper Inc., returned 16.44%. For the 12 months that ended April 30, 2000, the fund's Institutional Class shares returned 21.98%. By comparison, the MSCI index and Lipper average posted returns of 12.29% and 23.98%, respectively.

Q. WHAT WAS THE GLOBAL INVESTMENT CLIMATE LIKE DURING THE SIX-MONTH
PERIOD?

A. Strengthening worldwide economies and stronger earnings outlooks helped global equity markets post positive returns during the past six months. Much of the gains came by way of new economy, or the so-called TMT stocks, representing companies from the fast-moving technology, media and telecommunications sectors. Volatility was pervasive, as tech-related sectors became increasingly correlated globally as the period progressed. A sudden loss of confidence in the price levels of TMT stocks sent investors in the U.S. fleeing for the exits during the last six weeks of the period in search of stability elsewhere in the market. The sharp sell-off in the NASDAQ created a domino effect for tech-related stocks in the European, Japanese and Asian markets.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK, YET LAG ITS PEER GROUP?

A. Some good stock picks along with being in the right place at the right time helped the fund beat the MSCI index. Having less exposure to the U.S. overall than the index helped, as American investors sold down many of the period's best tech stocks, erasing performance achieved earlier in the period. Underweighting some of the period's poorer performers, such as Microsoft, and overweighting those names strong enough to overcome the decline, such as Juniper Networks and Motorola, were crucial to our success in the U.S. In Europe, the fund benefited the most from its exposure to Sweden's top names within the technology, finance and services sectors. The fund's overweighting in leading wireless operator Ericsson and insurance provider Skandia Foersaekrings proved particularly beneficial. Having out-of-benchmark positions in high-tech German issues, such as Software AG and Epcos, as well as telecom and engineering concern Mannesmann - prior to its acquisition by Vodafone AirTouch in February - further lifted performance. Selected technology investments in Japan, most notably fiber-optic cable manufacturer Furukawa Electric and global Internet investment firm Softbank, helped widen our lead over the index. Relative to the Lipper average, the fund struggled to keep pace with a group that was generally much heavier in technology.

Q. WHAT ELSE INFLUENCED PERFORMANCE?

A. As the period wore on, I reduced the fund's overweighting in Japan and further decreased its exposure to the U.S. equity market, which helped. I added a small piece of emerging-markets exposure to the fund with investments in Mexico, Brazil and South Korea - countries not represented in the benchmark. I felt it prudent to expose the fund to export-oriented economies that were poised to benefit from an improving global picture. This move, which helped initially, ended up hurting relative performance as the threat of higher interest rates in the U.S. began to take hold in these regions. It's important to note that I focused on only the more recognizable blue-chip names in these countries.

Q. WHAT OTHER STOCKS HELPED? WHICH HURT?

A. Finnish-based Nokia benefited from strong growth related to its dominant position in worldwide wireless handset sales. Other contributors included U.S. firms Oracle and Warner-Lambert, French broadcaster TF-1 and Spain's Telefonica. The fund no longer held TF-1 at the close of the period. Looking downward, U.S. financial software service provider Intuit fell sharply on earnings disappointments. Other tech stocks that fell prey to the market correction included British telecom company Jazztel, data networking provider Equant, and Tokyo Seimitsu, a semiconductor equipment manufacturer.

Q. WHAT'S YOUR OUTLOOK, DICK?

A. Growth is accelerating worldwide and pulling everything along with it, including interest rates. Clearly, central bankers around the world are trying to keep growth under control, as evidenced by the 70-plus rate increases they levied during this period. The potential for further rate hikes in the U.S. remains a cloud over global equity markets. Until this round of tightening is over, investors could continue to migrate from tech to other areas of the market. The fund's subportfolio managers are poised to respond quickly as changes occur in the investment landscape.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks long-term growth
of capital

START DATE: December 17,
1998

SIZE: as of April 30, 2000,
more than $26 million

MANAGER: Richard
Habermann, since inception;
joined Fidelity in 1968

DICK HABERMANN ON USING
DIVERSIFICATION TO MANAGE RISK:

"Unlike many of its competitors,
which run highly concentrated,
targeted portfolios with big sector
bets, the fund chooses a more
disciplined approach to investing.
Over the years at Fidelity, we found
that we could generate consistent
returns while minimizing the level
of risk involved. Admittedly,
risk-control and diversification
don't usually occupy the minds
of bullish investors.

"As much as some people don't like to
admit it, international investing
can be a risky business. We try to
manage this risk by taking a
multi-layered investment approach.
The fund's regional subportfolio
managers take great care
formulating risk/return strategies
for the fund's underlying
investments, as do I by way of
selecting the fund's ongoing asset
allocation. By building a discipline
at several levels - namely security,
sector and region - with a
multi-manager framework, we
offer investors a different
approach not found in many funds.

"A lot of resources are called upon
to manage this fund. Fidelity
leverages its global research
network of hundreds of investment
professionals in the Boston, London,
Tokyo and Hong Kong offices. We
also benefit from the decades of
experience we have investing
beyond our borders."


INVESTMENT CHANGES





TOP FIVE STOCKS BY ISSUER AS
OF APRIL 30, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Vodafone AirTouch PLC           2.4                      2.8
(United Kingdom, Cellular)

Nokia AB (Finland,              1.9                      1.2
Communications Equipment)

General Electric Co. (United    1.9                      2.1
States of America,
Electrical Equipment)

Cisco Systems, Inc. (United     1.6                      1.6
States of America,
Communications Equipment)

Telefonaktiebolaget LM          1.5                      0.9
Ericsson  (Sweden,
Communications Equipment)

                                9.3                      8.6

TOP FIVE MARKET SECTORS AS OF
APRIL 30, 2000

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Technology                      23.3                     16.0

Finance                         15.1                     16.8

Utilities                       14.4                     13.3

Health                          6.9                      8.0

Energy                          6.2                      6.3

TOP FIVE COUNTRIES AS OF
APRIL 30, 2000

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

United States of America        41.5                     47.5

Japan                           13.3                     15.9

United Kingdom                  9.5                      8.6

France                          5.2                      5.7

Germany                         3.7                      3.7


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF APRIL 30, 2000                                          AS OF OCTOBER 31, 1999

Stocks                          95.5%                         Stocks                            95.2%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 4.5%                         Net Other Assets                   4.8%

Row: 1, Col: 1, Value: 95.5                                   Row: 1, Col: 1, Value: 95.2
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.5                                    Row: 1, Col: 8, Value: 4.8







INVESTMENTS APRIL 30, 2000 (UNAUDITED)

Showing Percentage of Net Assets


COMMON STOCKS - 94.3%

                                 SHARES                 VALUE (NOTE 1)

AUSTRALIA - 0.8%

Austar United Communications      700                   $ 2,677
Ltd. (a)

Australia & New Zealand           1,200                  8,297
Banking Group Ltd.

Brambles Industries Ltd.          300                    8,444

Broken Hill Proprietary Co.       3,126                  33,661
Ltd.

Cable & Wireless Optus Ltd.       8,900                  28,740
(a)

CI Technologies Group Ltd.        1,000                  3,968

John Fairfax Holdings Ltd.        2,800                  8,094

National Australia Bank Ltd.      1,300                  17,809

News Corp. Ltd.                   4,691                  59,569

Publishing & Broadcasting         2,200                  17,086
Ltd.

Telstra Corp. Ltd.                6,100                  26,146

Westpac Banking Corp.             300                    1,915

                                                         216,406

BRAZIL - 0.6%

Telesp Celular Participacoes      3,300                  145,613
SA ADR

CANADA - 2.3%

Bank of Nova Scotia               1,480                  33,732

Barrick Gold Corp.                1,050                  17,656

BCE, Inc.                         550                    63,699

Biovail Corp. (a)                 580                    27,672

Bombardier, Inc. Class B          970                    26,071

C-Mac Industries, Inc. (a)        1,030                  52,168

Celestica, Inc. (sub. vtg.)       520                    28,058
(a)

Cognos, Inc. (a)                  340                    13,088

JDS Uniphase Canada Ltd. (a)      920                    95,212

Nortel Networks Corp.             750                    84,785

Onex Corp.                        920                    27,647

Rogers Cantel Mobile              550                    17,197
Communications, Inc. Class B
 (restricted vtg.) (a)

Royal Bank of Canada              420                    19,826

Seagram Co. Ltd.                  340                    17,875

Sears Canada, Inc.                540                    13,128

Shaw Communications, Inc.         1,260                  29,483
Class B

Toronto Dominion Bank             940                    21,742

                                                         589,039

DENMARK - 0.6%

ISS AS (a)                        2,058                  130,159

Novo-Nordisk AS (B Shares)        260                    34,919

Sydbank AS                        85                     2,698

                                                         167,776

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

FINLAND - 2.4%

Nokia AB                          8,920                 $ 507,325

Sampo Insurance Co. Ltd.          1,978                  74,998

UPM-Kymmene Corp.                 1,465                  38,055

                                                         620,378

FRANCE - 5.2%

Aventis SA                        3,930                  221,063

Banque Nationale de Paris         1,314                  106,471
(BNP)

Bouygues SA                       170                    108,772

Christian Dior SA                 215                    51,244

Louis Vuitton Moet Hennessy       262                    110,230
(LVMH)

Sanofi-Synthelabo SA              2,431                  90,956

Schneider SA                      1,091                  71,596

Societe Generale Class A          433                    89,903

Suez Lyonnaise des Eaux           243                    38,206
(France)

TotalFinaElf SA Class B           2,281                  345,001

Vivendi SA                        1,138                  112,851

                                                         1,346,293

GERMANY - 3.1%

BASF AG                           1,500                  65,747

Deutsche Bank AG                  1,400                  94,299

Deutsche Telekom AG               1,740                  113,219

Epcos AG                          400                    56,510

Hannover Rueckversicherungs AG    130                    8,235

Munich Reinsurance AG (Reg.)      472                    138,741

Schering AG                       710                    100,629

SGL Carbon AG (a)                 460                    35,634

Software AG (a)                   700                    81,028

Stinnes AG                        1,300                  27,845

United Internet AG (a)            100                    25,794

Veba AG                           1,100                  55,343

                                                         803,024

GRAND CAYMAN ISLANDS - 0.0%

Xl Capital Ltd.                   240                    11,430

HONG KONG - 1.2%

Cable & Wireless Hkt Ltd.         10,072                 23,292

Cheung Kong Holdings Ltd.         4,000                  47,759

China Telecom (Hong Kong)         10,000                 73,344
Ltd. (a)

Hang Seng Bank Ltd.               2,100                  19,344

Hutchison Whampoa Ltd.            6,000                  87,430

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

HONG KONG - CONTINUED

i-CABLE Communications Ltd.       4,000                 $ 1,759

Johnson Electric Holdings         2,000                  16,112
Ltd.

Li & Fung Ltd.                    2,000                  7,729

Smartone Telecommunications       1,000                  3,133
Holdings Ltd.

Sun Hung Kai Properties Ltd.      2,000                  15,855

Sunevision Holdings Ltd.          14                     18

Television Broadcasts Ltd.        2,000                  13,673

                                                         309,448

IRELAND - 0.4%

Bank of Ireland, Inc.             6,388                  43,085

CRH PLC                           4,087                  65,524

                                                         108,609

ITALY - 1.1%

Banca Nazionale del Lavoro        10,000                 32,557
(BNL)

Eni Spa                           7,680                  38,136

Finmeccanica Spa (a)              32,314                 50,570

Mediolanum Spa                    3,500                  58,117

San Paolo Imi Spa                 3,044                  42,838

Telecom Italia Mobile Spa         8,300                  79,471

                                                         301,689

JAPAN - 13.3%

Aeon Credit Service Ltd.          200                    13,575

Ajinomoto Co., Inc.               1,000                  11,420

Anritsu Corp.                     3,000                  33,318

Asahi Chemical Industry Co.       3,000                  17,255
Ltd. (a)

Asahi Glass Co. Ltd.              2,000                  17,533

Bank of Tokyo-Mitsubishi Ltd.     2,000                  25,781

Bridgestone Corp.                 1,000                  21,685

Casio Computer Co. Ltd.           2,000                  22,009

Dai Nippon Printing Co. Ltd.      1,000                  16,950

Dai-Ichi Kangyo Bank Ltd.         2,000                  16,571

Daito Trust Construction Co.      1,600                  25,153

Daiwa Securities Group, Inc.      2,000                  30,516

DDI Corp.                         3                      34,400

FamilyMart Co. Ltd.               500                    18,310

Fancl Corp.                       100                    14,546

Fanuc Ltd.                        300                    31,404

Fuji Bank Ltd.                    4,000                  33,290

Fujitsu Ltd.                      3,000                  84,890

Fujitsu Support & Service,        100                    14,796
Inc. (FSAS)

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

JAPAN - CONTINUED

Fujitsu Support & Service,        100                   $ 14,796
Inc. (FSAS) New

Furukawa Electric Co. Ltd.        10,000                 138,617

Hitachi Ltd.                      1,000                  12,281

Hoya Corp.                        1,000                  101,720

Ines Corp.                        1,000                  15,711

Ito En Ltd.                       300                    29,684

Ito-Yokado Co. Ltd.               1,000                  72,961

Japan Telecom Co. Ltd.            1                      50,860

Japan Tobacco, Inc.               1                      7,352

Kaneka Corp.                      2,000                  25,707

Kao Corp.                         1,000                  30,424

Kawasumi Laboratories, Inc.       1,000                  8,877

KDD Corp.                         100                    11,578

Kirin Beverage Corp.              1,000                  19,789

Konami Co. Ltd. New               300                    17,505

Kuraray Co. Ltd.                  1,000                  8,212

Kyocera Corp.                     500                    83,031

Matsushita Electric               2,000                  53,300
Industrial Co. Ltd.

Minolta Co. Ltd.                  4,000                  14,056

Mitsubishi Electric Corp.         3,000                  25,606

Mitsubishi Trust & Banking        1,000                  8,387
Corp.

Mitsui Mining & Smelting Co.      1,000                  5,761
Ltd.

Mitsumi Electric Co. Ltd.         1,000                  41,243

NEC Corp.                         2,000                  54,374

Nichicon Corp.                    2,000                  53,634

Nidec Copal Corp.                 1,000                  16,090

Nidec Corp.                       200                    13,871

Nidec Corp. New                   100                    6,935

Nikko Securities Co. Ltd.         2,000                  23,581

Nintendo Co. Ltd.                 200                    33,290

Nippon Computer Systems Corp.     1,000                  19,327

Nippon Sheet Glass Co. Ltd.       6,000                  53,264

Nippon System Development Co.     120                    11,441
Ltd.

Nippon Telegraph & Telephone      10                     123,913
Corp.

Nippon Zeon Co. Ltd.              1,000                  6,196

Nitto Denko Corp.                 1,000                  39,208

Nomura Securities Co. Ltd.        3,000                  75,458

NTT DoCoMo, Inc.                  1                      33,383

Oki Electric Industry Co.         4,000                  28,112
Ltd. (a)

Omron Corp.                       2,000                  54,374

Oriental Land Co. Ltd.            100                    10,607

ORIX Corp.                        340                    48,482

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

JAPAN - CONTINUED

Pioneer Corp.                     2,000                 $ 54,559

Ricoh Co. Ltd.                    2,000                  42,168

Rohm Co. Ltd.                     200                    66,950

Ryohin Keikaku Co. Ltd.           200                    37,082

Sakura Bank Ltd.                  6,000                  42,057

Sanden Corp.                      1,000                  5,299

Sanyo Electric Co. Ltd.           2,000                  13,335

Senshukai Co. Ltd.                1,000                  10,311

Shin-Etsu Chemical Co. Ltd.       1,000                  52,802

Shiseido Co. Ltd.                 1,000                  12,632

SMC Corp.                         200                    39,763

Softbank Corp.                    100                    24,598

Softbank Corp. New                200                    49,195

Sony Corp.                        1,000                  112,813

Sony Corp. New                    400                    45,125

Square Co. Ltd.                   300                    22,055

Sumitomo Bank Ltd.                1,000                  12,493

Sumitomo Heavy Industries         2,000                  4,513
Ltd.

Sumitomo Trust & Banking Ltd.     2,000                  14,611

Takeda Chemical Industries        1,000                  65,748
Ltd.

Terumo Corp.                      1,000                  30,239

The Suruga Bank Ltd.              4,000                  68,430

THK Co. Ltd.                      700                    29,453

Tokai Corp.                       2,000                  22,009

Tokyo Seimitsu Co. Ltd.           1,500                  156,741

Toppan Forms Co. Ltd.             500                    10,403

Toyoda Gosei Co. Ltd.             1,000                  57,795

Toyota Motor Corp.                5,000                  249,844

Union Tool Co.                    100                    13,557

Ushio, Inc.                       1,000                  23,349

World Co. Ltd.                    100                    7,509

World Co. Ltd. New                50                     3,754

Yamanouchi Pharmaceutical Co.     1,000                  52,802
Ltd.

Yamato Transport Co. Ltd.         1,000                  24,968

Yoshitomi Pharmaceutical          1,000                  14,056
Industries Ltd.

                                                         3,479,418

KOREA (SOUTH) - 0.3%

SK Telecom Co. Ltd. ADR           2,600                  83,363

MEXICO - 2.7%

Banacci SA de CV Series O (a)     15,900                 57,526

Grupo Financiero Bancomer SA      98,900                 44,096
de CV Series A (a)

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

MEXICO - CONTINUED

Grupo Televisa SA de CV           3,820                 $ 242,331
sponsored ADR (a)

Telefonos de Mexico SA de CV      3,290                  193,493
Series L sponsored ADR

TV Azteca SA de CV sponsored      8,070                  88,770
ADR

Wal-Mart de Mexico SA de CV       31,300                 72,442
Series V (a)

                                                         698,658

NETHERLANDS - 1.9%

Buhrmann NV                       1,300                  33,591

Equant NV (a)                     1,120                  86,923

Fortis Amev NV                    2,700                  68,069

ING Groep NV (Certificaten        2,400                  131,293
Van Aandelen)

Koninklijke Ahold NV              996                    23,285

Libertel NV (a)                   1,900                  33,423

United Pan-Europe                 2,630                  95,956
Communications NV (a)

Vendex KBB NV                     1,900                  29,353

                                                         501,893

PORTUGAL - 0.3%

Banco Pinto & Sotto Mayor SA      1,553                  32,683

Telecel Comunicacoes Pessoais     2,532                  40,156
SA

                                                         72,839

SINGAPORE - 0.3%

Chartered Semiconductor           100                    8,738
Manufacturing Ltd. ADR

City Developments Ltd.            1,000                  4,541

Datacraft Asia Ltd.               2,000                  15,000

Flextronics International         200                    14,050
Ltd. (a)

Oversea-Chinese Banking Corp.     1,050                  7,199
Ltd.

Singapore Press Holdings Ltd.     400                    7,829

Singapore Telecommunications      8,000                  11,532
Ltd.

United Overseas Bank Ltd.         1,056                  7,364

                                                         76,253

SPAIN - 1.4%

Altadis SA                        9,590                  113,019

Telefonica SA (a)                 9,521                  212,435

Union Electrica Fenosa SA         2,100                  40,329

                                                         365,783

SWEDEN - 3.2%

Assa Abloy AB:

rights 6/30/00 (a)                7,062                  0

(B Shares)                        7,062                  143,948

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

SWEDEN - CONTINUED

Electrolux AB                     2,600                 $ 44,116

Skandia Foersaekrings AB          4,250                  204,199

Svenska Handelsbanken AB (A       3,723                  49,410
Shares)

Telefonaktiebolaget LM            4,447                  393,282
Ericsson (B Shares)

                                                         834,955

SWITZERLAND - 2.2%

ABB Ltd. (Switzerland) (Reg.)     546                    61,461

Credit Suisse Group (Reg.)        509                    92,236

Julius Baer Holding AG            27                     94,712

Kuoni Reisen Holding AG Class     15                     65,183
B (Reg.)

Nestle SA (Reg.)                  43                     76,044

Novartis AG (Reg.)                68                     95,295

Richemont Compagnie Financier     16                     38,999
Class A unit

Roche Holding AG                  5                      52,385
participation certificates

                                                         576,315

UNITED KINGDOM - 9.5%

3i Group PLC                      5,000                  100,123

Alliance & Leicester PLC          3,700                  36,586

Allied Zurich PLC                 15,800                 156,476

AstraZeneca Group PLC (Sweden)    1,672                  70,129

Bank of Scotland                  3,900                  34,504

Barclays PLC                      3,500                  89,280

BBA Group PLC                     9,200                  56,454

BP Amoco PLC                      30,500                 259,250

British Telecommunications PLC    10,800                 197,640

Compass Group PLC                 3,200                  45,288

Computacenter PLC                 3,500                  55,188

Energis PLC (a)                   700                    34,461

Gallaher Group PLC                5,300                  26,142

HSBC Holdings PLC:

(United Kingdom) (Reg.)           4,900                  56,044

(Hong Kong) (Reg.)                1,400                  16,013

Jazztel PLC (a)                   700                    34,772

Lloyds TSB Group PLC              4,800                  46,829

Misys PLC                         4,100                  46,687

National Grid Group PLC           7,200                  59,002

Shell Transport & Trading Co.     33,000                 265,375
PLC (Reg.)

SmithKline Beecham PLC            7,300                  100,375

Vodafone AirTouch PLC             121,054                568,923

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

Vodafone AirTouch PLC             950                   $ 44,650
sponsored ADR

WPP Group PLC                     4,400                  70,678

                                                         2,470,869

UNITED STATES OF AMERICA -
41.5%

Abbott Laboratories               1,580                  60,731

Adaptec, Inc. (a)                 110                    2,970

Adobe Systems, Inc.               310                    37,491

Adolph Coors Co. Class B          170                    8,670

AES Corp. (a)                     990                    89,038

AFLAC, Inc.                       470                    22,942

AK Steel Holding Corp.            700                    7,744

Alcoa, Inc.                       390                    25,301

Alliant Techsystems, Inc. (a)     70                     4,874

Alteon Websystems, Inc.           50                     3,400

Altera Corp. (a)                  490                    50,103

AMBAC Financial Group, Inc.       750                    36,000

Amerada Hess Corp.                1,090                  69,351

America Online, Inc. (a)          890                    53,233

American Express Co.              360                    54,023

American Home Products Corp.      270                    15,171

American International Group,     1,242                  136,232
Inc.

American Standard Companies,      170                    6,970
Inc. (a)

AMFM, Inc. (a)                    1,010                  67,039

Amgen, Inc. (a)                   1,340                  75,040

AMR Corp.                         220                    7,494

Analog Devices, Inc. (a)          790                    60,682

Anheuser-Busch Companies,         1,160                  81,853
Inc.

Applied Materials, Inc. (a)       190                    19,344

Applied Micro Circuits Corp.      100                    12,888
(a)

Arthur J. Gallagher & Co.         170                    6,333

AsiaInfo Holdings, Inc.           200                    8,700

Associates First Capital          2,130                  47,259
Corp. Class A

AT&T Corp.                        3,820                  178,346

AT&T Corp. - Liberty Media        1,990                  99,376
Group Class A (a)

Atlantic Coast Airlines           260                    7,768
Holdings, Inc. (a)

Avery Dennison Corp.              270                    17,719

Avon Products, Inc.               1,300                  53,950

Baker Hughes, Inc.                730                    23,223

Bank of America Corp.             1,380                  67,620

Bank of New York Co., Inc.        1,330                  54,613

Baxter International, Inc.        280                    18,235

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

BEA Systems, Inc. (a)             610                   $ 29,433

Bed Bath & Beyond, Inc. (a)       340                    12,474

BellSouth Corp.                   2,570                  125,127

Bethlehem Steel Corp. (a)         2,350                  12,631

BJ's Wholesale Club, Inc. (a)     200                    7,088

BMC Software, Inc. (a)            320                    14,980

Boeing Co.                        2,180                  86,519

Bristol-Myers Squibb Co.          2,770                  145,252

Broadcom Corp. Class A (a)        240                    41,370

Brocade Communications            40                     4,960
Systems, Inc.

Calpine Corp. (a)                 360                    32,940

Cardinal Health, Inc.             230                    12,664

Caterpillar, Inc.                 490                    19,324

CBS Corp. (a)                     1,190                  69,913

CDW Computer Centers, Inc. (a)    100                    10,400

Centex Corp.                      280                    6,755

Charles Schwab Corp.              670                    29,815

Chase Manhattan Corp.             1,050                  75,666

Chevron Corp.                     1,060                  90,233

CIGNA Corp.                       910                    72,573

Cisco Systems, Inc. (a)           6,180                  428,448

Citigroup, Inc.                   3,125                  185,742

Clear Channel Communications,     240                    17,280
Inc. (a)

Clorox Co.                        130                    4,778

CMGI, Inc. (a)                    40                     2,850

CNF Transportation, Inc.          120                    3,353

Coca-Cola Enterprises, Inc.       640                    13,640

Comcast Corp. Class A             940                    37,659
(special) (a)

Comerica, Inc.                    60                     2,543

Compaq Computer Corp.             1,560                  45,630

Computer Associates               490                    27,348
International, Inc.

Computer Sciences Corp. (a)       210                    17,128

Comverse Technology, Inc. (a)     420                    37,459

Conoco, Inc. Class B              1,810                  45,024

Consolidated Stores Corp. (a)     440                    5,473

Cooper Cameron Corp. (a)          340                    25,500

COR Therapeutics, Inc. (a)        140                    10,666

Cordant Technologies, Inc.        190                    10,759

Corning, Inc.                     290                    57,275

Costco Wholesale Corp. (a)        420                    22,706

Covad Communications Group,       310                    8,603
Inc. (a)

Cox Communications, Inc.          130                    5,566
Class A (a)

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Cree Research, Inc. (a)           190                   $ 27,645

Dallas Semiconductor Corp.        320                    13,740

Dell Computer Corp. (a)           1,600                  80,200

Ditech Communications Corp.       70                     6,003

DoubleClick, Inc. (a)             310                    23,521

Dow Chemical Co.                  280                    31,640

DST Systems, Inc. (a)             300                    22,256

Dynegy, Inc. Class A              410                    26,829

E Tek Dynamics, Inc. (a)          20                     4,095

E.I. du Pont de Nemours and       940                    44,591
Co.

EchoStar Communications Corp.     230                    14,648
Class A (a)

Edwards Lifesciences Corp. (a)    38                     570

Electronics for Imaging, Inc.     500                    26,125
(a)

Eli Lilly & Co.                   1,190                  92,002

EMC Corp. (a)                     1,500                  208,406

Emerson Electric Co.              420                    23,048

Emulex Corp. (a)                  50                     2,269

Exodus Communications, Inc.       230                    20,341
(a)

Exxon Mobil Corp.                 3,792                  294,591

Fannie Mae                        1,390                  83,834

Financial Security Assurance      110                    8,119
Holdings Ltd.

First Data Corp.                  590                    28,726

Firstar Corp.                     2,540                  63,183

Fluor Corp.                       340                    11,411

Freddie Mac                       1,860                  85,444

Frontier Oil Corp. (a)            910                    5,801

Gap, Inc.                         340                    12,495

Gartner Group, Inc. Class A       400                    5,400

Gateway, Inc. (a)                 100                    5,525

Genentech, Inc.                   60                     7,020

General Dynamics Corp.            770                    45,045

General Electric Co.              3,140                  493,765

General Motors Corp.              560                    52,430

Gillette Co.                      600                    22,200

Golden West Financial Corp.       410                    13,991

H&R Block, Inc.                   120                    5,018

Halliburton Co.                   1,630                  72,026

Hartford Life, Inc. Class A       290                    14,283

Healtheon/Web Maryland Corp.      130                    2,738
(a)

Hertz Corp. Class A               260                    8,109

Hewlett-Packard Co.               690                    93,150

Home Depot, Inc.                  2,850                  159,778

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Honeywell International, Inc.     250                   $ 14,000

Household International, Inc.     360                    15,030

Immunex Corp. (a)                 230                    9,056

Ingersoll-Rand Co.                390                    18,306

Intel Corp.                       2,770                  351,271

Internap Network Services         70                     2,695
Corp.

International Business            350                    39,069
Machines Corp.

Intuit, Inc. (a)                  1,090                  39,172

Jabil Circuit, Inc. (a)           260                    10,644

JDS Uniphase Corp. (a)            400                    41,475

Johnson & Johnson                 880                    72,600

Juniper Networks, Inc.            240                    51,045

Kana Communications, Inc.         199                    8,470

Keebler Foods Co.                 390                    12,261

KEMET Corp. (a)                   60                     4,470

Kimberly-Clark Corp.              640                    37,160

Kinder Morgan, Inc.               1,050                  31,828

KLA-Tencor Corp. (a)              160                    11,980

Linear Technology Corp.           410                    23,421

Lowe's Companies, Inc.            1,100                  54,450

LSI Logic Corp. (a)               550                    34,375

Lucent Technologies, Inc.         2,720                  169,150

Lycos, Inc. (a)                   240                    11,160

Lyondell Chemical Co.             2,210                  40,609

Marsh & McLennan Companies,       510                    50,267
Inc.

MBIA, Inc.                        790                    39,056

McDonald's Corp.                  2,530                  96,456

MCI WorldCom, Inc. (a)            1,155                  52,480

McLeodUSA, Inc. Class A (a)       2,760                  69,000

MediaOne Group, Inc. (a)          810                    61,256

Mellon Financial Corp.            450                    14,456

Merck & Co., Inc.                 770                    53,515

Mercury Interactive Corp. (a)     110                    9,900

Meredith Corp.                    150                    4,172

Micron Technology, Inc. (a)       290                    40,383

Microsoft Corp. (a)               2,630                  183,443

Millennium Pharmaceuticals,       100                    7,938
Inc. (a)

Minnesota Mining &                360                    31,140
Manufacturing Co.

Morgan Stanley Dean Witter &      950                    72,913
Co.

Motorola, Inc.                    1,660                  197,644

Nabisco Holdings Corp. Class A    440                    16,528

National Semiconductor Corp.      270                    16,403
(a)

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Navistar International Corp.      660                   $ 23,100
(a)

Network Appliance, Inc. (a)       240                    17,745

Nextel Communications, Inc.       1,060                  116,004
Class A (a)

NEXTLINK Communications, Inc.     120                    10,118
Class A (a)

Northern Trust Corp.              180                    11,543

Ogden Corp.                       550                    5,397

Oracle Corp. (a)                  1,590                  127,101

Outback Steakhouse, Inc. (a)      370                    12,118

Parker-Hannifin Corp.             270                    12,555

Philip Morris Companies, Inc.     5,350                  117,031

Phone.com, Inc.                   80                     6,720

Pitney Bowes, Inc.                530                    21,664

PMC-Sierra, Inc. (a)              250                    47,969

Praxair, Inc.                     130                    5,777

Procter & Gamble Co.              680                    40,545

Providian Financial Corp.         120                    10,568

Proxicom, Inc.                    120                    4,103

PSINet, Inc. (a)                  170                    3,942

QLogic Corp. (a)                  60                     6,019

Quaker Oats Co.                   690                    44,979

QUALCOMM, Inc. (a)                320                    34,700

Qwest Communications              540                    23,423
International, Inc. (a)

Reader's Digest Association,      270                    8,640
Inc. Class A (non-vtg.)

Redback Networks, Inc.            60                     4,763

Reliastar Financial Corp.         130                    5,598

Rohm & Haas Co.                   610                    21,731

Safeway, Inc. (a)                 360                    15,885

SanDisk Corp. (a)                 170                    15,576

Sanmina Corp. (a)                 570                    34,236

Santa Fe Snyder Corp. (a)         1,500                  13,781

SBA Communications Corp.          430                    17,469

SBC Communications, Inc.          2,903                  127,188

Schering-Plough Corp.             1,840                  74,175

Scientific-Atlanta, Inc.          100                    6,506

Sealed Air Corp. (a)              340                    18,913

Shaw Industries, Inc.             440                    6,958

Siebel Systems, Inc. (a)          210                    25,804

Smith International, Inc. (a)     340                    25,840

Software.com, Inc.                120                    9,705

Sprint Corp. - PCS Group          1,400                  77,000
Series 1 (a)

SPX Corp. (a)                     190                    20,876

Staples, Inc. (a)                 750                    14,297

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Stillwater Mining Co. (a)         640                   $ 17,920

Sun Microsystems, Inc. (a)        1,130                  103,889

Sunoco, Inc.                      620                    18,794

Sycamore Networks, Inc.           40                     3,140

Target Corp.                      780                    51,919

TCF Financial Corp.               590                    13,791

Terayon Communication             70                     6,510
Systems, Inc. (a)

Texas Instruments, Inc.           1,410                  229,654

Textron, Inc.                     320                    19,820

The Chubb Corp.                   560                    35,630

The Limited, Inc.                 130                    5,874

The New York Times Co. Class A    330                    13,592

Time Warner, Inc.                 1,350                  121,416

U.S. WEST, Inc.                   290                    20,644

Union Carbide Corp.               1,130                  66,670

Union Pacific Corp.               210                    8,846

United Technologies Corp.         1,380                  85,819

UnitedHealth Group, Inc.          130                    8,669

UnumProvident Corp.               540                    9,180

USX - Marathon Group              350                    8,159

USX - U.S. Steel Group            1,370                  34,336

Vastar Resources, Inc.            310                    24,994

VERITAS Software Corp. (a)        350                    37,543

Viacom, Inc. Class B              410                    22,294
(non-vtg.) (a)

Vignette Corp. (a)                270                    13,011

Vitesse Semiconductor Corp.       430                    29,267
(a)

VoiceStream Wireless Corp. (a)    421                    41,679

Waddell & Reed Financial,         300                    7,988
Inc. Class A

Wal-Mart Stores, Inc.             2,830                  156,711

Walgreen Co.                      1,290                  36,281

Walt Disney Co.                   3,430                  148,562

Warner-Lambert Co.                2,010                  228,763

Wells Fargo & Co.                 1,300                  53,381

                                                         10,822,739

TOTAL COMMON STOCKS                                      24,602,790
(Cost $22,955,742)

NONCONVERTIBLE PREFERRED
STOCKS - 1.2%

                                 SHARES                 VALUE (NOTE 1)

GERMANY - 0.6%

Hugo Boss AG                      427                   $ 67,330

Wella AG                          3,520                  89,833

                                                         157,163

ITALY - 0.6%

Telecom Italia Spa Risp           23,700                 148,725

TOTAL NONCONVERTIBLE                                     305,888
PREFERRED STOCKS
(Cost $305,976)

NONCONVERTIBLE BONDS - 0.0%

MOODY'S RATINGS (UNAUDITED)            PRINCIPAL AMOUNT

UNITED KINGDOM - 0.0%

British Aerospace PLC 7.45%   -   GBP   433                   652
11/30/03 (Cost $433)

CASH EQUIVALENTS - 4.5%

                              SHARES

Taxable Central Cash Fund,     1,182,014                 1,182,014
5.77% (b) (Cost $1,182,014)

TOTAL INVESTMENT PORTFOLIO -                             26,091,344
100.0%
(Cost $24,444,165)

NET OTHER ASSETS - 0.0%                                  3,677

NET ASSETS - 100%                                       $ 26,095,021

CURRENCY ABBREVIATIONS

GBP                     -   British pound

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At April 30, 2000, the aggregate cost of investment securities for income tax purposes was $24,542,907. Net unrealized appreciation aggregated $1,548,437, of which $3,425,107 related to appreciated investment securities and $1,876,670 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                            APRIL 30, 2000 (UNAUDITED)

ASSETS

Investment in securities, at              $ 26,091,344
value (cost $24,444,165) -
See accompanying schedule

Foreign currency held at                   11
value (cost $11)

Receivable for investments                 71,673
sold

Receivable for fund shares                 134,226
sold

Dividends receivable                       31,771

Interest receivable                        5,893

 TOTAL ASSETS                              26,334,918

LIABILITIES

Payable for investments        $ 173,859
purchased

Payable for fund shares         12,931
redeemed

Accrued management fee          3,557

Distribution fees payable       11,385

Other payables and accrued      38,165
expenses

 TOTAL LIABILITIES                         239,897

NET ASSETS                                $ 26,095,021

Net Assets consist of:

Paid in capital                           $ 24,097,764

Accumulated net investment                 (96,541)
loss

Accumulated undistributed net              447,565
realized gain loss on
investments and foreign
currency transactions

Net unrealized appreciation                1,646,233
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                $ 26,095,021

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
               APRIL 30, 2000 (UNAUDITED)

CALCULATION OF MAXIMUM             $13.02
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($10,568,044 (divided by)
811,622 shares)

Maximum offering price per         $13.81
share (100/94.25 of $13.02)

CLASS T: NET ASSET VALUE and       $13.00
redemption price per share
($5,507,982 (divided by)
423,678 shares)

Maximum offering price per         $13.47
share (100/96.50 of $13.00)

CLASS B: NET ASSET VALUE and       $12.91
offering price per share
($4,298,797 (divided by)
332,937 shares) A

CLASS C: NET ASSET VALUE and       $12.92
offering price per share
($4,373,490 (divided by)
338,512 shares) A

INSTITUTIONAL CLASS: NET           $13.05
ASSET VALUE, offering price
and redemption price   per
share ($1,346,708 (divided
by) 103,222 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED APRIL 30,
                                    2000 (UNAUDITED)

INVESTMENT INCOME                           $ 88,009
Dividends

Interest                                     23,723

                                             111,732

Less foreign taxes withheld                  (6,055)

 TOTAL INCOME                                105,677

EXPENSES

Management fee                   $ 58,399

Transfer agent fees               21,592

Distribution fees                 49,416

Accounting fees and expenses      30,024

Non-interested trustees'          20
compensation

Custodian fees and expenses       36,629

Registration fees                 63,921

Audit                             9,356

Legal                             143

Miscellaneous                     36

 Total expenses before            269,536
reductions

 Expense reductions               (85,864)   183,672

NET INVESTMENT INCOME (LOSS)                 (77,995)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            505,098

 Foreign currency transactions    1,832      506,930

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            555,339

 Assets and liabilities in        (596)      554,743
foreign currencies

NET GAIN (LOSS)                              1,061,673

NET INCREASE (DECREASE) IN                  $ 983,678
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               SIX MONTHS ENDED APRIL 30,  DECEMBER 17, 1998
                               2000 (UNAUDITED)            (COMMENCEMENT  OF
                                                           OPERATIONS) TO OCTOBER 31,
                                                           1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (77,995)                  $ (55,754)
income (loss)

 Net realized gain (loss)       506,930                     218,581

 Change in net unrealized       554,743                     1,091,490
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     983,678                     1,254,317
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (238,504)                   -
from net realized gains

Share transactions - net        14,192,707                  9,902,823
increase (decrease)

  TOTAL INCREASE (DECREASE)     14,937,881                  11,157,140
IN NET ASSETS

NET ASSETS

 Beginning of period            11,157,140                  -

 End of period (including      $ 26,095,021                $ 11,157,140
accumulated net investment
loss of $96,541 and $18,546,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                 SIX MONTHS ENDED APRIL 30,  OCTOBER 31, 1999 E
                                 2000 (UNAUDITED)

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.79                     $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.04)                       (.04)

Net realized and unrealized       1.53                        1.83
gain (loss)

Total from investment             1.49                        1.79
operations

Less Distributions

From net realized gain            (.26)                       -

Net asset value, end of period   $ 13.02                     $ 11.79

TOTAL RETURN B, C                 12.75%                      17.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 10,568                    $ 1,853
(000 omitted)

Ratio of expenses to average      2.00% A, F                  2.00% A, F
net assets

Ratio of expenses to average      1.97% A, G                  1.99% A, G
net assets after expense
reductions

Ratio of net investment           (.63)% A                    (.47)% A
income (loss) to average net
assets

Portfolio turnover                72% A                       69% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

                                 SIX MONTHS ENDED APRIL 30,  OCTOBER 31, 1999 E
                                 2000 (UNAUDITED)

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.77                     $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.06)                       (.07)

Net realized and unrealized       1.53                        1.84
gain (loss)

Total from investment             1.47                        1.77
operations

Less Distributions

From net realized gain            (.24)                       -

Net asset value, end of period   $ 13.00                     $ 11.77

TOTAL RETURN B, C                 12.59%                      17.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 5,508                     $ 3,204
(000 omitted)

Ratio of expenses to average      2.25% A, F                  2.25% A, F
net assets

Ratio of expenses to average      2.22% A, G                  2.24% A, G
net assets after expense
reductions

Ratio of net investment           (.88)% A                    (.72)% A
income (loss) to average net
assets

Portfolio turnover                72% A                       69% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

                                 SIX MONTHS ENDED APRIL 30,  OCTOBER 31, 1999 E
                                 2000 (UNAUDITED)

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.71                     $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.09)                       (.12)

Net realized and unrealized       1.52                        1.83
gain (loss)

Total from investment             1.43                        1.71
operations

Less Distributions

From net realized gain            (.23)                       -

Net asset value, end of period   $ 12.91                     $ 11.71

TOTAL RETURN B, C                 12.30%                      17.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,299                     $ 2,268
(000 omitted)

Ratio of expenses to average      2.75% A, F                  2.75% A, F
net assets

Ratio of expenses to average      2.72% A, G                  2.74% A, G
net assets after expense
reductions

Ratio of net investment           (1.38)% A                   (1.22)% A
income (loss) to average net
assets

Portfolio turnover                72% A                       69% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

                                 SIX MONTHS ENDED APRIL 30,  OCTOBER 31, 1999 E
                                 2000 (UNAUDITED)

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.71                     $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.09)                       (.12)

Net realized and unrealized       1.53                        1.83
gain (loss)

Total from investment             1.44                        1.71
operations

Less Distributions

From net realized gain            (.23)                       -

Net asset value, end of period   $ 12.92                     $ 11.71

TOTAL RETURN B, C                 12.39%                      17.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,373                     $ 2,649
(000 omitted)

Ratio of expenses to average      2.75% A, F                  2.75% A, F
net assets

Ratio of expenses to average      2.72% A, G                  2.74% A, G
net assets after expense
reductions

Ratio of net investment           (1.38)% A                   (1.22)% A
income (loss) to average net
assets

Portfolio turnover                72% A                       69% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 SIX MONTHS ENDED APRIL 30,  OCTOBER 31, 1999 E
                                 2000 (UNAUDITED)

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.81                     $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.02)                       (.02)

Net realized and unrealized       1.54                        1.83
gain (loss)

Total from investment             1.52                        1.81
operations

Less Distributions

From net realized gain            (.28)                       -

Net asset value, end of period   $ 13.05                     $ 11.81

TOTAL RETURN B, C                 12.99%                      18.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,347                     $ 1,182
(000 omitted)

Ratio of expenses to average      1.75% A, F                  1.75% A, F
net assets

Ratio of expenses to average      1.72% A, G                  1.74% A, G
net assets after expense
reductions

Ratio of net investment           (.38)% A                    (.22)% A
income (loss) to average net
assets

Portfolio turnover                72% A                       69% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Advisor Global Equity Fund(the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price is normally used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY TRANSLATION - CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $18,682,485 and $5,462,709, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .73% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

DISTRIBUTION AND SERVICE PLAN - CONTINUED

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 4,418      $ 1,585

CLASS T    11,172       3,233

CLASS B    16,116       12,087

CLASS C    17,710       10,244

          $ 49,416     $ 27,149


SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 11,911     $ 8,382

CLASS T    12,106       8,802

CLASS B    902          902 *

CLASS C    163          163 *

          $ 25,082     $ 18,249

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS
COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT    % OF AVERAGE NET ASSETS

CLASS A                $ 2,944   .17 *

CLASS T                 6,796    .31 *

CLASS B                 5,686    .36 *

CLASS C                 4,808    .28 *

INSTITUTIONAL CLASS     1,358    .21 *

                       $ 21,592

  *  ANNUALIZED

ACCOUNTING FEES. Fidelity Service Company, Inc. maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $347 for the period.

5. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               2.00%                    $ 16,240

CLASS T               2.25%                     24,017

CLASS B               2.75%                     18,248

CLASS C               2.75%                     18,611

INSTITUTIONAL CLASS   1.75%                     6,425

                                               $ 83,541

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,323 under this arrangement.

6. BENEFICIAL INTEREST.

At the end of the period, FMR and its affiliates were record owners of approximately 25% of the total outstanding shares of the fund. In addition, 1 unaffiliated shareholder was record owner of more than 29% of the total outstanding shares of the fund.

7. DISTRIBUTIONS TO SHAREHOLDERS.

Distributions to shareholders of each class were as follows:

                        SIX MONTHS ENDED   DECEMBER 17, 1998
                        APRIL 30,          (COMMENCEMENT OF OPERATIONS)
                        2000               TO OCTOBER 31,
                                           1999

FROM NET REALIZED GAIN

Class A                 $ 42,316           $ -

Class T                  66,024              -

Class B                  48,844              -

Class C                  53,185              -

Institutional Class      28,135              -

Total                   $ 238,504          $ -

8. SHARE TRANSACTIONS.

Transactions for each class of shares for the periods are as follows:

                                SHARES                                                    DOLLARS

                                SIX MONTHS ENDED APRIL 30,  DECEMBER 17, 1998             SIX MONTHS
                                                            (COMMENCEMENT OF OPERATIONS)  ENDED
                                                            TO OCTOBER 31,                APRIL 30,

                                2000                        1999                          2000



CLASS A Shares sold                                          204,600                      $ 9,102,900
                                 670,065

Reinvestment of distributions    3,410                       -                             42,316

Shares redeemed                  (19,052)                    (47,401)                      (245,244)

Net increase (decrease)          654,423                     157,199                      $ 8,899,972

CLASS T Shares sold              234,062                     308,848                      $ 3,080,197

Reinvestment of distributions    5,110                       -                             63,362

Shares redeemed                  (87,822)                    (36,520)                      (1,151,286)

Net increase (decrease)          151,350                     272,328                      $ 1,992,273

CLASS B Shares sold              151,286                     195,520                      $ 1,968,051

Reinvestment of distributions    3,807                       -                             46,976

Shares redeemed                  (15,889)                    (1,787)                       (205,392)

Net increase (decrease)          139,204                     193,733                      $ 1,809,635

CLASS C Shares sold              114,159                     227,333                      $ 1,476,413

Reinvestment of distributions    3,366                       -                             41,574

Shares redeemed                  (5,150)                     (1,196)                       (66,726)

Net increase (decrease)          112,375                     226,137                      $ 1,451,261

INSTITUTIONAL CLASS Shares       967                         100,058                      $ 12,355
sold

Reinvestment of distributions    2,256                       -                             28,016

Shares redeemed                  (59)                        -                             (805)

Net increase (decrease)          3,164                       100,058                      $ 39,566



                                DOLLARS

                                DECEMBER 17, 1998
                                (COMMENCEMENT OF OPERATIONS)
                                TO OCTOBER 31,

                                1999



CLASS A Shares sold             $ 2,159,660


Reinvestment of distributions    -

Shares redeemed                  (538,542)

Net increase (decrease)         $ 1,621,118

CLASS T Shares sold             $ 3,281,859

Reinvestment of distributions    -

Shares redeemed                  (399,799)

Net increase (decrease)         $ 2,882,060

CLASS B Shares sold             $ 2,047,118

Reinvestment of distributions    -

Shares redeemed                  (19,401)

Net increase (decrease)         $ 2,027,717

CLASS C Shares sold             $ 2,384,524

Reinvestment of distributions    -

Shares redeemed                  (13,207)

Net increase (decrease)         $ 2,371,317

INSTITUTIONAL CLASS Shares      $ 1,000,611
sold

Reinvestment of distributions    -

Shares redeemed                  -

Net increase (decrease)         $ 1,000,611









INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International
Investment Advisors
Fidelity International Investments Advisors (U.K.) Limited
Fidelity Investments Japan Ltd.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Richard C. Habermann, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

* INDEPENDENT TRUSTEES

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook
Abigail P. Johnson

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
State Street Bank and Trust Company
Quincy, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund

GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant (registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value
Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund

AGLOI-SANN-0600  103576
1.719690.101

GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund

TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund

MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund

MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(2_FIDELITY_LOGOS)(registered trademark)